Exhibit 10.25

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission.  The omissions have been indicated by “[***Redacted***]”, and the omitted text has been filed separately with the Securities and Exchange Commission.

SUPPLY AGREEMENT

This Supply Agreement (the “Agreement”) dated this 22nd day of December, 2003, between McKesson Corporation (“McKesson”) and Rite Aid Corporation (“Rite Aid”) shall be to establish a multi-year program for the supply of prescription drugs and other health and beauty care products by McKesson to regional Warehouses and retail stores with pharmacies (referred to herein as “Pharmacies”,  “Stores” or “stores”) owned or operated by Rite Aid Corporation or its Affiliates.  Capitalized terms not expressly defined herein shall have the meanings set forth in Exhibit  A-1.

1.                                     TERM

1.1                               Initial Term.  The initial term of this Agreement (the “Initial Term”) shall commence on December 1, 2003 (the “Effective Date”) and end on March 31, 2009, unless earlier terminated in accordance with Section 13.

1.2                               Renewal Term.  Unless the Initial Term has previously been terminated in accordance with Section 13, this Agreement shall renew for an additional two (2) year term (the “Renewal Term”)  at the conclusion of the Initial Term on the same terms and conditions unless either party gives notice of non-renewal at least 180 days prior to the termination of the Initial Term in accordance with Section 17 of this Agreement.

2.                                      AGREEMENT TO BUY AND SELL

2.1                               Sole Source Products

(a)                                  Warehouse.  During the Term, McKesson agrees to sell, supply and deliver to Rite Aid, upon Rite Aid’s Orders therefor from time to time, and Rite Aid agrees to purchase from McKesson (subject to paragraph (c) below), only for the purpose of dispensing by Rite Aid, upon the terms and subject to the conditions of this Agreement, all of Rite Aid’s requirements for Branded Rx products for Rite Aid purchases for Warehouse.

(b)                                 DSD.  During the Term, McKesson agrees to sell, supply and deliver to Rite Aid, upon Rite Aid’s Orders therefor from time to time, and Rite Aid agrees to purchase from McKesson (subject to paragraph (c) below), only for purpose of dispensing by Rite Aid, upon the terms and subject to the conditions of this Agreement, all of the requirements for Rx Products for Rite Aid purchases for DSD that are not supplied to Rite Aid stores from Rite Aid warehouses.

(c)                                  Exceptions.  Notwithstanding paragraphs (a) and (b) above or anything else to the contrary contained in this Agreement or in any exhibits hereto, Rite Aid shall have no obligation to purchase any Rx Product from McKesson if such Rx Product falls into one of the following categories:

i.     The Rx Product is not available from McKesson at the time of Order in a sufficient quantity to fill the Order in accordance with the terms of the Agreement;

ii.    The Rx Product is available from McKesson, but is part of an order pursuant to a minimum commitment of aggregate unit or dollar volumes with respect to an order for such Rx Product being purchased in accordance with clause (i)

above; provided that such commitment is not entered into for purposes of circumventing this Agreement;

iii.   The Rx Product is available from an ASV at the time of the Order at a price lower than the price offered by McKesson pursuant to this agreement; provided that Rite Aid may only purchase such product through a Spot Purchase;

iv.   The Rx Product is a Free Good, provided that McKesson will be required to handle such Free Goods only in accordance with section 2.3 of this Agreement;

v.    The Rx Product is purchased or received pursuant to any judgment, order or settlement affecting Rite Aid arising out of the Brand Name Prescription Drug Litigation or any other litigation and not purchased or received for purposes of circumventing this Agreement;

vi    [***Redacted***]

vii   drugstore.com’s requirements for products, including Rx Products;

viii. [***Redacted***]

ix.    Products purchased for dispensing in programs under Section 340B of the Public Health Services Act.

2.2                               Non-Sole Source Products.  During the Term, McKesson agrees to sell, supply and deliver to Rite Aid, subject to availability and upon Rite Aid’s Orders therefore and from time to time, upon terms and subject to the conditions of this Agreement, any Product that is not an Rx Product, other than Products customarily categorized by the terms “general sundries” or “general merchandise” or similar terms.

2.3                               Free Goods.  McKesson shall be obligated, at no cost to Rite Aid, to take, process, handle and ship to Rite Aid all Free Goods that are destined for Rite Aid Warehouses, but only (i) if Rite Aid has used reasonable commercial efforts to convert such goods to dollar credits from their source and such dollar credits have not timely been obtained, (ii) Rite Aid has used reasonable commercial efforts to have such Free Goods drop shipped directly to Rite Aid and cannot obtain such delivery, and (iii) such Free Goods are Rx Products then carried in any Rite Aid Warehouse.  Free Goods received by Rite Aid are not subject to return under the provisions of Section 8.

2.4                               DSD Product Mix.  To the extent Rite Aid purchases Products for DSD, Rite Aid agrees that at least [***Redacted***] of the product mix shall be Rx Products  except for mutually agreed business opportunities.  For purposes of this Section 2.4, Products for DSD in Alaska and Hawaii shall be excluded from the calculation under this Section 2.4. Rite Aid may pursue discussions with McKesson during the Term of this Agreement regarding additional OTC/HBC Product purchase arrangements subject to the parties establishing mutually agreeable terms and conditions with respect to the pricing, service capability and other business considerations relative to such purchase opportunities.

2.5                               Product Guaranty.  All Rx Products shipped to Rite Aid under this Agreement will be shipped with not less than [***Redacted***] expiration dating, unless Rite Aid consents otherwise. McKesson warrants and guarantees to Rite Aid that as of the date of delivery,  the Products will not be adultered, misbranded  or counterfeit drugs  within the meaning of the Federal Food, Drug and Cosmetic Act, 21 U.S.C. 301 et seq., as amended (the “Act”) and in effect at the time of such delivery or within the meaning of any applicable state or municipal law and such Product is not, at the time of such delivery, merchandise which may not be introduced into interstate commerce under the provisions of Sections 404 or 405 of the Act (21 U.S.C. 344 and 355).  McKesson agrees to protect, indemnify, defend and hold harmless Rite Aid, its subsidiaries, officers, directors, employees and agents from any and all claims, liabilities, losses, damages, suits, actions, fines, decrees and judgments, including reasonable attorneys’ fees and court costs which Rite Aid may suffer as a result of any breach of this guaranty; provided, however, in no event shall McKesson be responsible or liable for consequential, incidental or other indirect damages of any kind including, but not limited to, lost profits or loss of business opportunity, even if advised as to the possibility of such damages. Rite Aid shall cooperate with McKesson and provide such reasonable assistance to permit the full and complete defense or settlement of any such claim.

3.                                      COST OF GOODS.

3.1                               Warehouse.  The Cost of Goods for Warehouse purchases of Products, other than Warehouse Repackaged Products and OneStop Generics, shall be the [***Redacted***].

3.2                               DSD Products.  Except for [***Redacted***] and only those Generic Rx Products which are priced as “SFAC” pursuant to Section 10.5 below, the cost of goods for Products purchased by Rite Aid for DSD shall be equal to Cost less the percentage discount set forth in the table below, and minus the DSD Returns Incentive Adjustment set forth in Section 3.4  For the period December 1, 2003 through  March 31, 2004, Rite Aid’s initial Cost of Goods shall be calculated based on a chainwide average Product purchases [***Redacted***].  For the quarterly period commencing  April 1, 2004, and every quarter thereafter, the Cost of Goods will be subject to quarterly review and adjustment, if necessary, to reflect Rite Aid’s actual chainwide average Product purchases  Per Location/Month  in the preceding quarter, which shall include drugstore.com purchases.  Any such adjustment will become effective 30 days after the end of the quarter and continue for 90 days. [***Redacted***] Such deliveries shall count towards Rite Aid DSD Costs of Goods calculation.

DSD Cost of Goods Matrix

Chain-Wide Average Product purchases

Per Location/Month

				Rite Aid	Schedule II
From	To	Rx	OTC	Contract Items	Narcotics

[***Redacted***]

An illustration of the calculation in section 3.2 is as follows using total Product purchases, as defined in

Exhibit  A-1 being [***Redacted***] and returns being [***Redacted***]:

Store count at beginning of Quarter	[***Redacted***]

Store count at end of Quarter	[***Redacted***]

Average store count used	[***Redacted***]

Product Purchases	[***Redacted***]

Less returns	[***Redacted***]

Purchases used for calculation	[***Redacted***]

[***Redacted***]

3.3                               [***Redacted***]

3.4                               DSD Returns Incentive Adjustment.  As an incentive to reduce chain wide average DSD return volume, McKesson will provide an adjustment to Rite Aid’s DSD Cost of Goods, determined pursuant to the matrix below, based on performance for each quarter effective for the following quarter, exclusive of product returned under Section 8.4.  The adjustment will take place 30 days after the end of  each quarter, and continue for 90 days.

% of Chain-Wide DSD Returns to Total	Adjustments to Cost of Goods
DSD Purchases	Markup on All DSD Purchases

[***Redacted***]	[***Redacted***]

An illustration of the calculation in Section 3.4 using the McKesson Returns Analysis Report with, in this example total DSD purchases being [***Redacted***] and the other adjustments being as follows:

[***Redacted***]

[***Redacted***]

3.5                               Drugstore.com Pricing.  In recognition of the unique business model for drugstore.com (also known as DSCM or Rite Aid 777), the following discount will be applied in determining the Cost of Goods sold to drugstore.com.  [***Redacted***]

	Rx	OTC	Contract Items	Narcotics
Drugstore.com	[***Redacted***] per month	[***Redacted***]	[***Redacted***]	[***Redacted***]

3.6                               Warehouse Repackaged Merchandise.  Rite Aid’s Cost of Goods for Warehouse purchases of Warehouse Repackaged Merchandise will be the [***Redacted***].  [***Redacted***]

3.7                               Rebate on Warehouse Repackaged Merchandise.  Rite Aid will receive an [***Redacted***] rebate, payable [***Redacted***] on Warehouse Repackaged Merchandise in the event Rite Aid’s [***Redacted***] Repackaged Merchandise Market Basket Price Increase Rate is [***Redacted***] or more, as follows.

The “Rite Aid Repackaged Merchandise Market Basket” is [***Redacted***].

The Rite Aid Repackaged Merchandise Market Basket [***Redacted***] price increase rate (“[***Redacted***] Rate”) [***Redacted***].

Rite Aid’s Repackaged Merchandise	[***Redacted***]
Market Basket [***Redacted***] Increase Rate*	Per Unit Rebate

[***Redacted***]	[***Redacted***]

An illustration of the Rite Aid Repackaged Merchandise Market Basket [***Redacted***] Increase Rate calculation is as follows:

[***Redacted***]

In this example, McKesson would pay Rite Aid a [***Redacted***] rebate for each Repackaged Merchandise unit purchased by Rite Aid during this Contract Year no later than [***Redacted***].

[***Redacted***]

[***Redacted***]

                                                3.8                               McKesson ASV Program.

(a)                                  McKesson agrees that it shall give Rite Aid [***Redacted***] advance notice of any McKesson ASV Products to be listed in a Trading Company Catalog, and the opportunity to purchase the whole quantity, or any lesser quantity, of each of the products listed therein, [***Redacted***] in such Trading Company Catalog, or [***Redacted***].

(b)                                 Orders for purchases of McKesson ASV Products under this Section 3.8 may be placed by fax, phone or EDI.  Orders placed at or before 1:00 p.m. local Denver time, Monday through Friday will be delivered within [***Redacted***] Business Days from the time Rite Aid transmits the Order.  Payment terms of Rite Aid’s purchases of McKesson ASV Products by Rite Aid shall be [***Redacted***] from the date of shipment of the Products.

McKesson shall provide Rite Aid with separate weekly and monthly written reports summarizing Rite Aid’s purchases of McKesson ASV Products, in formats to be mutually agreed by the parties.

3.9                               Additional Rebates.

(a)                                  [***Redacted***]

[***Redacted***]

(b)                                 Additional Rebates on Branded Rx Warehouse Purchases.  Rite Aid will receive in accordance with the following schedule an additional [***Redacted***] rebate, payable no later than [***Redacted***].

The “Rite Aid Market Basket” is [***Redacted***].

The Rite Aid Market Basket annual price increase rate (“Annual Rate”) [***Redacted***].

Annual Market Basket Index Adjustment

Rite Aid’s Achieved Annual Market
Basket Price Increase Rate		Rebate on Annual Brand Rx Warehouse purchases
From	To

[***Redacted***]		[***Redacted***]

An illustration of the Rite Aid Market Basket Price Increase calculation is as follows:

[***Redacted***]

[***Redacted***]

[***Redacted***]

[***Redacted***]

3.10                        Landed Costs.  For shipments in accordance with Section 5 of this Agreement, all Warehouse and DSD Product is shipped F.O.B. destination and no shipping charges are applicable.  For non-standard shipments, such as drop shipments or emergency deliveries from manufacturers, delivery fees may apply.  For special product distributions conducted by McKesson at the request of Rite Aid, a fee in the sum of [***Redacted***] per distribution for such delivery to up to [***Redacted***] Rite Aid stores may apply.  Risk of loss with respect to the Product shall pass to Rite Aid upon delivery.

McKesson also offers Remote Emergency Delivery Service (REDs) to Rite Aid stores. The following is the schedule for this service:

The RED process allows Rx Products to be shipped from one distribution center  in the McKesson network to the Rite Aid servicing distribution center(s).  The product will arrive with the regularly scheduled order within 48 hours and there is no charge for this service.  As an alternative, any RED order can be shipped directly to Rite Aid stores to arrive the next day.  There will be a charge for this expedited service to cover the cost of overnight courier.

The restrictions to REDs are hazardous items, which are shipped via ground courier, and controlled substances, which must be filled by the servicing forward distribution center .

There are three delivery options:

•	Ground Service	•	Ships directly to Rite Aid stores.

•	Second Day Service (standard)	•	Ships from the local servicing distribution center and is delivered with the store’s next regular order.

•	Overnight Service	•	Ships overnight directly to Rite Aid stores.

There will be an associated fee based on Rite Aid’s choice of delivery. These fees cover McKesson’s extraordinary handling and shipping costs.  They are as follows:

		Rx	OTC
Delivery Method		Fees	Fees

EMD			[***Redacted***]
	Overnight to Rite Aid’s servicing DC and delivered with next regular order	[***Redacted***]

EMR			[***Redacted***]
	Direct overnight to the Rite Aid store	[***Redacted***]

EMP			[***Redacted***]
	Direct overnight to the Rite Aid store for priority delivery	[***Redacted***]

EMS			[***Redacted***]
	Direct overnight to the Rite Aid store for Saturday delivery	[***Redacted***]

EMG			[***Redacted***]
	Direct to the Rite Aid store via ground	[***Redacted***]

EM2			[***Redacted***]
	Direct to the Rite Aid store for 2nd day delivery	[***Redacted***]

4.                                      ORDERS.

4.1                               Warehouse.  Rite Aid may place Orders for Products for Warehouse at any time and from time to time.  Quantities ordered for Warehouse shall be manufacturer’s full case quantities or full innerpacks.  For every Product that is ordered by Rite Aid for Warehouse that McKesson repackages, McKesson shall not substitute repackaged Product for the Product ordered unless notified in writing by Rite Aid (V.P. Pharmacy Purchasing or designee) that such substitution is acceptable.

4.2                               DSD.  Rite Aid stores may place Orders for Products for DSD at any time and from time to time.  For every Product that is ordered by Rite Aid for DSD that McKesson repackages, McKesson shall not substitute repackaged Product for the Product ordered unless notified in writing by Rite Aid (V.P. Pharmacy Purchasing or designee) that such substitution is acceptable.

4.3                               Out of Stock Items. McKesson shall notify Rite Aid (which shall be telephonic or electronic to the Attn:  VP, Pharmacy Purchasing) within [***Redacted***] after receipt of any EDI Order for Warehouse of any Products on such Order that are out-of-stock at the servicing McKesson Distribution Center using McKesson’s standard order acknowledgement form. McKesson shall also provide Rite Aid’s central office, by EDI or other mutually acceptable form, a daily report identifying all out-of-stock Products for Warehouse, the reason for out-of-stock and the Manufacturer’s estimate as to when such Products will again be available.

4.4                               Emergency Needs.  If as a result of a McKesson filling or shipping error, Rite Aid has an insufficient quantity of any Rx Product for Warehouse, McKesson agrees to ship [***Redacted***] additional quantities of such Rx Product by [***Redacted***] so that Rite Aid will have sufficient quantities on hand to last until Rite Aid would normally have the product available for store shipments based on the next customary available delivery date.  If Rite Aid requests an emergency shipment for Warehouse for any other reason, McKesson agrees to make the shipment, and Rite Aid shall pay any additional freight costs incurred by McKesson in connection therewith.

4.5                               Special Orders.  Rite Aid stores may from time to time issue special Orders for [***Redacted***] not usually carried by McKesson (Orders for Rx Products shall never be special Orders), and, if the manufacturer is acceptable to McKesson, McKesson will fill such Orders at listed DSD terms if within the normal McKesson procurement cycle.  If such requests require McKesson to procure such special Orders outside of McKesson’s normal procurement cycle, Rite Aid will reimburse any special manufacturer’s delivery charges for the initial delivery.  Any such request for any Products except Rx Products will be subject to the condition that the applicable McKesson distribution center sell at least [***Redacted***] units per month.

4.6                               Purchase Reporting.

(a)                                  McKesson will provide Rite Aid with consolidated, monthly, quarterly and annual purchase reports for all Rite Aid store and Warehouse purchases, rolled-up based on Rite Aid’s management hierarchy.  Such reports shall be delivered by McKesson to Rite Aid headquarters in accordance with Rite Aid’s delivery directions.

(b)                                 McKesson will provide Rite Aid with two copies of a monthly report of controlled substances purchased from McKesson for each Rite Aid store.  One copy of this report will be provided directly to the Rite Aid store and one copy will be provided to the Rite Aid market manager responsible for such store.

4.7                               Matters Regarding Affiliates.

(a)                                  Rite Aid may from time to time assign its right to place Orders under this Agreement to one or more of its Control Affiliates (each an “Assignment Affiliate”).  In such event, the Assignment Affiliate receiving such assignment shall be legally obligated to pay McKesson for any Orders placed by such Assignment Affiliate under this Agreement from time to time (whether such Orders are placed on its own behalf or on behalf of one or more Control Affiliates or whether the Products are delivered to one or more Control Affiliates).  Notwithstanding the foregoing, no assignment under this Section 4.7(a) shall be valid, and no Control Affiliate may become an Assignment Affiliate hereunder, until Rite Aid has presented evidence in form and substance reasonably satisfactory to McKesson that such Assignment Affiliate has received notice of the terms and conditions of this Agreement, and has accepted and agreed to be legally bound by such terms.  Without limiting the generality of the foregoing, any Assignment Affiliate placing Orders hereunder shall be deemed to have consented and agreed to the terms and conditions of this Agreement pursuant to section 1584 of the California Civil Code and shall be legally obligated to comply with all of the terms and conditions of this Agreement.

 (b)                              McKesson  hereby reserves all of its rights and remedies under applicable law against Rite Aid and its Affiliates; provided, however, in the event of any conflict between the California Commercial Code or such applicable laws and  the express terms or provisions of this  Agreement, this Agreement shall control. For the removal of doubt, McKesson shall have, and each Control Affiliate (to the extent of Products received pursuant to an Order placed hereunder by Rite Aid or an Assignment Affiliate, as the case may be) and every Assignment Affiliate (to the extent of the Orders placed under this Agreement by such Assignment Affiliate whether or not such Orders are placed on its own behalf or on behalf of one or more Control Affiliates) hereby grants to McKesson the rights and remedies provided to a seller in Section 2-702 of the California Commercial Code and Section 546(c) of the Bankruptcy Code;  provided, however, in the event of any conflict between the California Commercial Code or such applicable laws and  the express terms or provisions of this  Agreement, this Agreement shall control.

 (c)                               Prior to Rite Aid or any Assignment Affiliate placing an Order for Products on behalf of another Control Affiliate, the Assignment Affiliate and such  Control Affiliate shall have executed  a Joinder Agreement (in form and substance reasonably satisfactory to McKesson) by which it would become a party to this Agreement for purposes of this Section 4.7  only and acknowledging: (i) that the receipt by such Control Affiliate of any Products from McKesson constitutes an acceptance of the terms and conditions of Section 4.7(b)  of this Agreement; and (ii)  that it is the buyer of such Products as that term is defined in section 2-103 of the California Commercial Code.

(d)                                 For purposes of this Section 4.7, the term “Control Affiliate” shall mean any  direct or indirect subsidiary of Rite Aid controlled by Rite Aid.  Rite Aid shall be deemed to control a subsidiary if Rite Aid possess, directly or indirectly, the power to  direct, or cause the direction of the management and policies of such subsidiary, whether through ownership or voting securities, membership interests, by contract or otherwise

5.                                      DELIVERIES

5.1                               Warehouse. Each Rite Aid distribution center shall receive [***Redacted***] deliveries per week from the corresponding McKesson distribution center in accordance with the Warehouse Order and Delivery Schedule as shown below. The Products subject to Orders for Warehouse that are required to be included in each delivery shall be determined based upon the Order Times and Days, specified on the Warehouse Order and Delivery Schedule. In the event that an EDI Order is received after Order Time, such Order shall be aggregated with the next Order for such Rite Aid distribution center. In the event of any change (addition or deletion)  in Rite Aid’s distribution centers, the parties shall  update the following schedule as appropriate.

WAREHOUSE ORDER AND DELIVERY SCHEDULE

Rite Aid Warehouse	McK DC	Order Day	Order Time	Delivery Day	Delivery Time

Perryman, MD	RDC	Monday	8:30a.m. ET	Wednesday	7:00 a.m.

Perryman, MD	RDC	Tuesday	8:30a.m. ET	Thursday	7:00 a.m.

Perryman, MD	RDC	Wednesday	8:30a.m. ET	Friday	7:00 a.m.

Perryman, MD	RDC	Thursday	8:30a.m. ET	Monday	7:00 a.m.

Perryman, MD	RDC	Friday	8:30a.m. ET	Tuesday	7:00 a.m.

Woodland, CA	RDC	Monday	8:30 a.m.ET	Wednesday	5:00 a.m.

Woodland, CA	RDC	Tuesday	8:30 a.m.ET	Thursday	5:00 a.m.

Woodland, CA*	RDC	Wednesday	8:30 a.m.ET	Friday	5:00 a.m.

Woodland, CA	RDC	Thursday	8:30a.m. ET	Monday	5:00 a.m.

Woodland, CA	RDC	Friday	8:30 a.m. ET	Tuesday	5:00 a.m.

Tuscaloosa, AL	RDC	Monday	8:30 a.m.ET	Tuesday	6:30 a.m.

Tuscaloosa, AL	RDC	Tuesday	8:30 a.m.ET	Wednesday	6:30 a.m.

Tuscaloosa, AL*	RDC	Wednesday	8:30 a.m.ET	Thursday	6:30 a.m.

Tuscaloosa, AL	RDC	Thursday	8:30 a.m.ET	Friday	6:30 a.m.

Tuscaloosa, AL	RDC	Friday	8:30 a.m.ET	Monday	6:30 a.m.

Note: Actual ordering patterns may vary as some deliveries are deemed unnecessary at this time. Any changes to this schedule will be mutually agreed upon by both parties.

*Rite Aid  does not currently order or receive deliveries on these dates.

5.2                               DSD. Each Rite Aid store shall receive [***Redacted***] delivery on each Delivery Day for that store from the corresponding McKesson distribution center in accordance with the DSD Order and Delivery Schedule. Deliveries to each Rite Aid store will occur [***Redacted***]. Orders for DSD that are transmitted prior to the Order Time for the store for which the Order is placed will be delivered to such store on the next Delivery Day. Products subject to Orders that are transmitted after the Order Time at the Rite Aid store for which the Order is placed will be delivered to such store on the Delivery Day immediately following the next Delivery Day. CII turn-around times for each store shall be as specified on the DSD Order and Delivery Schedule. Except as set forth in the DSD Order and Delivery Schedule, all deliveries to Rite Aid stores shall be completed prior to 1:00 p.m. local time for each store.

5.3                               Acquired Facilities. McKesson agrees that it will solely use the McKesson Regional Distribution Center and forward distribution centers for Products supplied under this Agreement and shall not use any warehouse facilities by any other supplier that is acquired by McKesson after the Effective Date for Products supplied under this Agreement until such warehouse facilities are fully integrated into McKesson’s warehouse distribution and reporting systems.

6.                                      INVOICES

6.1                               EDI Invoices. McKesson shall invoice all amounts actually due and payable by Rite Aid (or any other obligor pursuant to Section 4.7 ) (the “Obligor”) on EDI Invoices. EDI Invoices shall be computed in accordance with Section 3 of this Agreement. No amount shall be due and payable by the Obligor with respect to any Product unless such amount is properly reflected on an EDI Invoice. The DSD Invoice Date is the date of delivery. The Warehouse Invoice Date is the date that the Order departs the RDC, unless an alternate delivery time has been requested by Rite Aid, in which event, the Warehouse Invoice Date shall be the date the product is ready for shipment from the RDC.

7.                                      PAYMENT

7.1                               Payment Terms

(a)                                  Warehouse Payment Terms. EDI Invoices for deliveries of Products for Warehouse (except for Generic Products) to Rite Aid distribution centers shall be due and payable [***Redacted***] after the Invoice Date determined as provided in Section 6.1; provided, however, in the event the Products are not delivered on the Delivery Day corresponding to applicable Warehouse, the due date for such invoice shall be extended [***Redacted***] for each day of delay. EDI Invoices for deliveries of Generic Products for Warehouse to Rite Aid distribution centers shall be due and payable [***Redacted***] after the Invoice Date determined as provided in Section 6.1; provided, however, in the event the Products are not delivered on the Delivery Day corresponding to the applicable

Warehouse, the due date for such invoice shall be extended [***Redacted***] for each day of delay.

(b)                                 DSD Payment Terms. EDI Invoices for store deliveries of Products for DSD shall be due and payable [***Redacted***] after the Invoice Date determined as provided in Section 6.1.

(c)                                  Alternate Payment Terms. Provided Rite Aid is not in material default (beyond any applicable grace or cure period) under its senior credit facility, if any, on no less than 30 days’ prior written notice ( which notice shall include a copy of the financial information identified in Section 7.11(i)  to the extent not publicly filed thru EDGAR) to and upon credit approval by McKesson, which shall not to be unreasonably withheld, delayed or conditioned, Rite Aid may elect to change (no more frequently than annually)  the Warehouse (except for Generic Products) and DSD Payment Terms from [***Redacted***], in which event, for all subsequent Purchases: (i) the percentage discount for DSD Products in the table set forth in Section 3.2 shall be reduced by [***Redacted***]; and (ii)  the Buy Profit Rebate in Section 3.9 (a)  shall be reduced from [***Redacted***]; provided, however, on no less than 30 days’ prior  written notice to McKesson, Rite Aid may elect to restore the [***Redacted***] payment terms in Sections (a) and (b) above, in which event the Buy Profit Rebate shall be increased back to [***Redacted***] and  the percentage discount for DSD Products shall be increased back to the table amounts as set forth in  Section 3.2.

7.2                               Non-Business Days. Notwithstanding anything to the contrary in this Section 7, if a payment is due pursuant to Section 7.1 on a day specified as the “Scheduled Due Date” below, it shall instead be due on the corresponding “Actual Due Date” specified below:

Scheduled Due Date	Actual Due Date
Saturday	[***Redacted***]
Sunday	[***Redacted***]
Monday Holiday	[***Redacted***]
Non-Monday Holiday	[***Redacted***]

7.3                               Offsets. Rite Aid agrees to render payment in full to McKesson’s designated bank on the applicable due date as specified in this Agreement without making any deductions, offsets, short payments or other accounts payable adjustments to such payment obligation; provided that Rite Aid may, to the extent specifically set forth below in this Section 7.3, defer payment of the specified portion of a McKesson EDI Invoice (‘short pay’). All other setoffs, adjustments, recoupments, short payments, excuses for delay by Rite Aid are waived by Rite Aid as a ground for delaying payment.

(a)                                  With respect to Warehouse Products:

[***Redacted***]

McKesson will maintain a permanent employee on-site at each Rite Aid distribution center to verify shortages and overages of McKesson warehouse shipments. These employees will work in concert with the Rite Aid distribution center staff to eliminate any dispute over the actual received quantity of product from McKesson. All shortage claims must be made jointly by the on-site McKesson and Rite Aid employees within [***Redacted***] business days of the receipt of the product from McKesson at the Rite Aid distribution center. No other claims with respect to Warehouse shortages will be honored.

All deferred amounts will be subject to the late payment fees described in Section 7.6  from and after the date of such notice to the extent it is subsequently determined that such credit was not issuable to Rite Aid.

(b)                                 With respect to DSD Products:

If McKesson has failed to provide Rite Aid with credit for: (i) any returns  (other than Special returns as described in Section 8.4) within [***Redacted***] days of McKesson’s receipt of notice that the returned Products are ready to be picked up from Rite Aid, (ii) any Order Credits within [***Redacted***] days of McKesson’s receipt of notice of such Order Credit, (shortage order credits will only be granted if the credit request is called into McKesson ServiceFirst customer care within [***Redacted***] days of its receipt at the Rite Aid store and is verified by McKesson) or (iii) any Special Returns within [***Redacted***] of McKesson’s receipt of notice that the returned Products are ready to be picked up from Rite Aid, then Rite Aid may defer payment of an amount equal to such credits until the earlier of McKesson’s issuance of a credit memorandum to Rite Aid in such amount or McKesson’s written notice that it has determined that no credit or a lower credit was required in accordance with the terms of this Agreement. If Rite Aid in good faith disputes such determination, Rite Aid may, upon written notice to McKesson, continue to defer payment of such amount until resolution of such dispute, provided that the deferred amount will be subject to the late payment fees described in Section 7.6 from and after the date of such notice to the extent it is subsequently determined that such credit was not issuable to Rite Aid.

(c)                                  With respect to DSD Products and Warehouse Products:

In the case of an EDI Invoice from McKesson which fails to reflect any McKesson Credit applicable to such EDI Invoice, Rite Aid shall give written notice thereof to McKesson within [***Redacted***] days after receipt of such invoice with supporting documentation, and Rite Aid may deduct the amount of such McKesson Credit from its payment on such EDI Invoice.

7.4                               Price Corrections. Provided that McKesson provides Rite Aid with notice and documentation supporting such claim with [***Redacted***] following the Invoice Date, McKesson may correct the amount of any pricing error by McKesson for Products purchased under the terms of this Agreement by issuing a separate  (non-EDI) invoice or credit memo.

7.5                               Payment Method. Payments by Rite Aid for all purchases under this Agreement shall be via electronic funds transfer of immediately available funds or such other means of providing McKesson with immediately available funds as may be reasonably acceptable to McKesson.

7.6                               Late Payments. Any payments or credits by either party made after the due date set forth in this Agreement (including amounts wrongly withheld by either party) shall be charged a [***Redacted***] per month fee (or the maximum amount permissible under applicable law, if lower). An amount shall be deemed to be wrongly withheld if the dispute to which the withholding relates is resolved against the withholding party.

7.7                               Assurances of Performance. McKesson reserves all of its rights and remedies against  Rite Aid and its Assignment Affiliates, as a seller of goods under the California Commercial Code or any similar applicable law;  provided, that in the event of any conflict between the California Commercial Code or similar applicable law and the express terms or provisions of this Agreement, this Agreement shall control. Without limiting the generality of  and subject to the foregoing, the parties agree (a) that any failure by Rite Aid to cure any monetary defaults under this Agreement  within [***Redacted***], shall, among other things and without limitation, constitute reasonable grounds for McKesson to (i) deem itself insecure under section 2-609 of the California Commercial Code, (ii) demand adequate assurances of future performance under such section 2-609; and (iii) exercise any remedies available to McKesson under such section 2-609. The rights and remedies set forth in this section 7.7 are in addition to and not in lieu of  those set forth in Section 13 below.

7.8                               Periodic Accounting. Every [***Redacted***] after the Effective Date of this Agreement each party shall submit to the other a reasonably detailed summary of  all late payments owed to it within the meaning of  Section 7.6. A party shall forego its right to receive late payment penalties if it fails to submit a claim with respect to the late payment giving rise to such penalties by the next quarterly accounting following discovery of such claim. Notwithstanding anything to the contrary in Section 7.6, no late payment penalties shall accrue until the obligor of the payment or credit has received written notice that it is due and owing. McKesson will provide Rite Aid with a complete monthly  statement of all open past due activity and in process returns by category, which is also referred to as the “Grand Summary” on a monthly basis as of dates designated by Rite Aid. McKesson will also provide Rite Aid with a reasonable number of proof of delivery requests (not to exceed [***Redacted***]) selected by Rite Aid each month. With regard to any items in dispute, the parties shall cooperate with each other  in good faith to resolve all such disagreements and discrepancies.

7.9                               Payment for Purchases. Rite Aid Corporation (including any entity or entities that succeed to or acquire substantially all of its assets) shall be responsible for payment for all purchases hereunder by Rite Aid and shall unconditionally guarantee the prompt payment of all purchases by its Assignment Affiliates , which guaranty shall in the form attached hereto as Exhibit E.

7.10                        New Store Allowance. For any new Rite Aid store (“New Store”), McKesson will provide Rite Aid a credit of [***Redacted***] on such New Store’s pharmacy opening order. For the purposes of this Section 7.10, the term “New Store” shall not include (i) any existing store or pharmacy of Rite Aid that changes its address; or (ii) any store or pharmacy acquired through acquisition, merger, partnership or other combination that is already serviced by McKesson.

7.11                        Financial Information. So long as this Agreement shall be in effect, Rite Aid Corporation shall provide (any information that is publicly filed thru EDGAR shall be deemed provided to McKesson)  the following financial statements reports, notices or certificates to McKesson:

(i) all publicly  available financial statements, reports and quarterly financial officer compliance certificates, if any, delivered to its senior lenders pursuant to its senior credit agreements (other than borrowing base certificate when delivered to such lenders);

(ii)  promptly after Rite Aid Corporation has knowledge or becomes aware of any material events that would enable McKesson to terminate this Agreement, notice of such events, provided that the failure to give such notice shall not in itself be grounds for termination if the event which would have enabled McKesson to terminate has been or is being timely cured in accordance with this Agreement;

(iii) prompt written notice of any condition or event which has resulted or which Rite Aid Corporation believes is reasonably likely to result in a material adverse change in the business operations or financial condition of either Rite Aid Corporation individually or Rite Aid taken as a whole, or any event, matter, condition, or circumstance which could materially impair the ability of Rite Aid or any Assignment  Affiliate to perform or observe its material obligations under or in respect of this Agreement or its senior secured debt facility; and

(iv) Such other information respecting the operations, properties, business or financial condition of Rite Aid, as McKesson may from time to time reasonably request, including  a telephonic briefing  with the Chief Financial Officer (provided that nothing in this subsection  shall obligate Rite Aid Corporation to provide information not available from the current actual knowledge of the officers of Rite Aid Corporation or such entity or from the books and records maintained by Rite Aid Corporation or such entity in the ordinary course of business or to provide information not normally given a lender.)

8.                                      RETURNS

8.1                               Regular Warehouse Returns. [***Redacted***]

8.2                               Regular DSD Returns.

McKesson will process returned goods for items purchased by Rite Aid from McKesson, in accordance with its Returned Goods Policy (which is subject to change by  mutual agreement which shall not be unreasonably withheld; provided, however, Rite Aid’s consent shall not be required for changes required to comply with laws regulations, or manufacturer return policies), effective upon thirty (30) days’ prior notice to Rite Aid), as follows:

1)                                      Definitions

(a)                                  Saleable Merchandise

•                  Merchandise is determined saleable by McKesson based upon the ability to resell the item without special handling, refurbishing or other expense; and

•                  Saleable Merchandise must have dating of [***Redacted***] remaining until expiration. Exceptions to this dating policy are:

i.                  Refrigerated and other temperature-controlled Merchandise; or

ii.               Merchandise deemed permanently short-dated by McKesson and manufacturers.

In the above-specified instances, Rite Aid shall be permitted to return the Merchandise with [***Redacted***] remaining until expiration.

(b)                                 Unsaleable Merchandise

•                  Merchandise with less than [***Redacted***] remaining until expiration;

•                  Torn or damaged packaging;

•                  Labels attached (prescription or price sticker);

•                  Soiled, stained or worn;

•                  Safety or security seals not intact; or

•                  Merchandise requiring special handling (i.e. biological or other temperature-controlled products) that does not include Rite Aid’s signature to assure that the Merchandise has been stored and protected under proper conditions specified by the manufacturer.

Subject to the above definition and standards, McKesson reserves the right to determine whether Merchandise is saleable or unsaleable upon inspection of the returned item.

2)                                      Merchandise Authorized For Return to McKesson

(a)                                  Saleable and Unsaleable Merchandise that was purchased from McKesson unless otherwise blocked for return (determined by manufacturer or McKesson);

(b)                                 Unsaleable Merchandise purchased from McKesson which can be returned by McKesson to the manufacturer according to their policy;

(c)                                  McKesson Private Label Merchandise (Valu Rite, Health Mart, Sunmark, etc); and

(d)                                 Manufacturer recall or market withdrawal.

Excluded Merchandise:

•                  Merchandise not purchased from McKesson;

•                  Merchandise not physically carried by McKesson;

•                  Expired Merchandise that is beyond manufacturer acceptable return period;

•                  Saleable Merchandise returned that does not meet proper storage conditions;

•                  Unsaleable returns on Rite Aid private label Merchandise;

•                  Repackaged Merchandise (includes overbag or “Robot-ready” products). [***Redacted***]

•                  Merchandise discontinued by manufacturer and no longer stocked at McKesson;

•                  Partial bottles, liquids and other containers except for recall;

•                  Schedule II Controlled Substances will be evaluated on individual return requests; or

•                  Merchandise damaged or defaced at the Store location or on the shelf.

3)                                      Credit Issued

McKesson will provide the following credit (which shall be on EDI)  based on pricing rules applied below as calculated from invoice date to credit request date:

Saleable	[***Redacted***]	[***Redacted***]
	[***Redacted***]	[***Redacted***]

Received Damaged or Short-Dated
	[***Redacted***]	[***Redacted***]
	[***Redacted***]	[***Redacted***]

Such claims must be called into McKesson ServiceFirst within three (3) business days

Recall		[***Redacted***]

Unsaleable		[***Redacted***]

4)              Customer Eligibility

For pharmacy acquisitions by Rite Aid, McKesson reserves the right to determine Rite Aid’s eligibility for initial returns  in connection with the change in ownership and operation and percentage of credit provided therefor.

5)              Pricing on Returned Goods

McKesson will use the invoice price when Rite Aid provides the invoice number or when the invoice price can be determined by McKesson. When the invoice number is not available or provided, the following pricing rules will apply:

a)              For McKesson shipping errors and “received damaged or short-dated” returned goods, Rite Aid will receive [***Redacted***] if returned within 30 days of initial delivery.

b)             If no invoice number is provided, the oldest price within the most recent [***Redacted***] will be used.

c)              Final credit issued is based upon the condition and timing of returned goods.

Credits for Returns will be issued within [***Redacted***] days of McKesson’s receipt of notice that the returned Products are ready to be picked up from Rite Aid. Order Credits will be issued within [***Redacted***] days of McKesson’s receipt of notice of such Order Credit.

8.3                               Regular Return Policies. In the event either party is able to effect returns to any manufacturer on terms and conditions more favorable than such manufacturer’s published returns policy, then such party shall use reasonable commercial efforts to make such favorable terms and/or conditions available to the other party.

8.4                               Special Returns. In addition to regular returns, McKesson will accept returns of Products from inventories held by Rite Aid’s stores in accordance with the terms of this Section 8.4 (“Special Returns”). Credits for Special Returns will be issued within [***Redacted***] days of McKesson’s receipt of notice that the returned Products are ready to be picked up from Rite Aid. The amount of credit allowed by McKesson for such returns shall be [***Redacted***] of Rite Aid’s Cost of Goods for the returned Products. Special Returns will be limited to Saleable Products that are in the then current McKesson Item Catalog and will be picked up by McKesson based on a predetermined mutually agreeable schedule. All Products deemed not to be Saleable shall be made available for pick-up by Rite Aid. Alternately, Rite Aid may elect to utilize a secondary return method as detailed in Exhibit C. In addition to the regular returns set forth in Section 8.1 and 8.2, McKesson shall permit the following Special Returns:

(a)                                  Annual Rx Clean-up. During each Contract Year of the Term, all stores within Rite Aid’s system shall be permitted to return Saleable Rx Products with an aggregate WAC (adjusted for cash discounts) of [***Redacted***], which shall be prorated for the partial Contract Year at the end of the Term.

8.5                               Recalled Product Returns. Notwithstanding anything herein to the contrary, in the event that Rite Aid discovers  that  any adultered (including, but not limited to, products determined to be improperly stored and/or handled), misbranded or counterfeit drugs are in its inventory and/or were dispensed to its customers, the parties will  work together in a timely fashion to determine the source of such Product(s). If McKesson is the source of such Product(s), McKesson shall issue an appropriate recall response for such affected Product(s) which, if appropriate, shall include the acceptance for return  of existing inventory, patient returns and for product replacements. Credit for such return shall be issued to Rite Aid under the guidelines found in Sections 8.1 and 8.2  of this Agreement governing recall returns.

9.                                      WAREHOUSE REPACKAGED PHARMACEUTICALS

9.1                               Repackaging Supply Arrangement. Rite Aid agrees to purchase all of its repackaged Rx Product requirements solely from McKesson pursuant to the terms and conditions (including but not limited to section 2.1c) of this Agreement and in particular the provisions set forth in this Section 9 (“Repackaging Supply Arrangement”) through March 31, 2009. Rite Aid’s Warehouse Purchases of repackaged Rx Products hereunder shall be defined as “Warehouse Repackaged Merchandise”. McKesson shall ship to Rite Aid through automatic substitution logic only such Warehouse Repackaged Merchandise which Rite Aid (V.P. Pharmacy Purchasing or designee) has approved in writing for shipment. To facilitate this process, McKesson will, from time to time, provide Rite Aid with a list of the then-current McKesson Repackaged Pharmaceutical Products for Rite Aid’s review and approval.

9.2                               Purchase Price. Rite Aid shall pay a purchase price to McKesson for all Warehouse Repackaged Merchandise purchased under this Repackaging Supply Arrangement computed in accordance with section 3.6.

9.3                               Order and Delivery Schedule.

i.                  Warehouse Repackaged Merchandise can be ordered by Rite Aid from McKesson on [***Redacted***]. All orders hereunder shall be placed to McKesson by [***Redacted***] on the day of Rite Aid’s order via EDI when available and until such time by such method as mutually agreeable to Rite Aid and McKesson.

ii.               The delivery schedule for the Warehouse Repackaged Merchandise will be as follows:

Product will be shipped directly to Rite Aid and delivered to Rite Aid’s Warehouses no later than [***Redacted***] days following Rite Aid’s placement of an order, excluding any delays for inclement weather during transit from either (i) the manufacturer to the repackaging facility of McKesson or its subcontractor, or (ii) the repackaging facility of McKesson or its subcontractor to Rite Aid’s warehouses. Any orders placed by Rite Aid after [***Redacted***] will be considered placed as of the next day.

iii.            In the event that McKesson is out of stock of such repackaged Product, McKesson shall automatically substitute the manufacturer’s original package.

9.4                               Payment Terms.

(a)                                  Payment terms for all Warehouse Purchases of Warehouse Repackaged Merchandise will be as follows:

i.                  All invoices are due and payable within [***Redacted***] of the date of the invoice (“Payment Due Date”).

ii.               Payment for all purchases of Warehouse Repackaged Merchandise shall be via EFT.

(b)                                 Any payments or credits by either party made after the due date set forth in this Section 9 (including amounts wrongly withheld by either party) shall be charged a [***Redacted***] per month fee (or the maximum amount permissible under applicable law, if lower). An amount shall be deemed to be wrongly withheld if the dispute to which the withholding relates is resolved against the withholding party.

9.5                               [***Redacted***]

9.6                               Expiration Dating. All Warehouse Repackaged Merchandise shipped to Rite Aid under this Repackaging Arrangement will be shipped with not less than twelve (12) months expiration dating, unless Rite Aid consents otherwise.

9.7                               Service Level. The service level requirements for the Warehouse Repackage Merchandise shall be subject to the Service Level Agreement attached as Exhibit D.

9.8                               Labeling and Inserts. McKesson shall provide labels and inserts for Warehouse Repackaged Merchandise containing language as identical as possible to those provided by the manufacturer of each item. In the event of a material revision to the manufacturer’s label or insert language, McKesson shall revise its labels and inserts [***Redacted***] of McKesson’s receipt of a label or insert from the manufacturer containing such language revision.

9.9                               Own Use. Rite Aid agrees that all Warehouse Repackaged Merchandise is and will be purchased for Rite Aid’s or its affiliates’ own use only or for use by drugstore.com.

10.                               GENERIC PHARMACEUTICALS

10.1                        Generics. Rite Aid and McKesson understand and agree that Rite Aid at the present time has elected to maintain its own generic pharmaceutical purchasing program and retains the right to independently negotiate contract pricing, purchasing incentives and other product discounts with the generic manufacturers participating in such program.

(a)                                  McKesson’s OneStop Generic Formulary will be utilized as a backup to Rite Aid’s formulary in the event that Rite Aid’s preferred products are not available. Rite Aid will, [***Redacted***], increase its OneStop purchases from the current approximate [***Redacted***] of total DSD generic pharmaceutical purchases to at least [***Redacted***] of its total DSD generic pharmaceutical purchases (“[***Redacted***] OneStop Generics Purchase Commitment”) . McKesson and Rite Aid will implement changes in the Rite Aid formulary commencing in December, 2003 with the [***Redacted***] goal to be achieved by December 1, 2004. Rite Aid will provide to McKesson, on a quarterly basis, documentation on Rite Aid’s generic purchases in a mutually agreed format. Subject to the foregoing, in the event that Rite Aid fails to comply with its [***Redacted***] OneStop Generics Purchase Commitment during any Contract Year following the first (1st) anniversary date, McKesson shall provide Rite Aid with written notice thereof and Rite Aid will have a period of [***Redacted***] to cure such non-compliance. If

Rite Aid does not remedy such non-compliance by the end of such above-specified cure period, McKesson may pursue its remedies pursuant to Section 13 below and under applicable law. To the extent there are not sufficient opportunities ([***Redacted***]) to increase its sourcing of DSD OneStop Generic purchases through McKesson, Rite Aid shall have no liability to McKesson for failing to meet the [***Redacted***] OneStop Generics Purchase Commitment.

(b)                                 Rite Aid agrees, [***Redacted***], to source a minimum of [***Redacted***] of its Warehouse Purchases of Generic Rx Products through McKesson by the end of the first Contract Year and maintain such a volume during each Contract Year of the Term of this Agreement (“[***Redacted***] Generics Purchase Commitment” which shall exclude single and dual source generic Products). Rite Aid will provide to McKesson, on a quarterly basis, documentation on Rite Aid’s direct generic purchases in a mutually agreed format. Subject to the foregoing, in the event that Rite Aid fails to comply with its [***Redacted***] Generics Purchase Commitment by the end of any Contract Year during the Term, McKesson shall provide Rite Aid with written notice thereof and Rite Aid will have a period of [***Redacted***] to cure such non-compliance. If Rite Aid does not remedy such non-compliance by the end of such above-specified cure period, McKesson may pursue its remedies pursuant to Section 13 below and under applicable law. [***Redacted***]

For each [***Redacted***] of total direct Generics volume transitioned to and sourced through McKesson, McKesson shall issue an annual credit to Rite Aid within thirty (30) days after the end of every Contract Year (or fractional Contract Year) in an amount equal to [***Redacted***] (or fractional bps for increases in less than [***Redacted***] increments) of the Cost of Goods of all Warehouse purchases of Product during such Contract Year, or fractional Contract Year, as the case may be. In no event shall the credit exceed a maximum of [***Redacted***]. For illustration purposes, if sourcing of Warehouse Purchases of Generic Rx Products through McKesson increases to [***Redacted***], the annual credit or rebate shall be equal to [***Redacted***].

10.2                        [***Redacted***]

10.3                        Generic Autosubstitution for Rite Aid’s Generic Formulary. Should a Rite Aid store order an item from the current Rite Aid Generic Formulary, McKesson shall fulfill such order with that item. Should the servicing McKesson Distribution Center be out of stock on that item or all package sizes, McKesson will automatically substitute such item with the corresponding Product Identification Number from the McKesson OneStop Generic Formulary in the smallest available package size. In the event that McKesson is out of stock on the corresponding McKesson OneStop Generic Formulary item, or the McKesson OneStop Generic Formulary does not have a corresponding Product Identification Number in that GCN, then McKesson will automatically substitute such item with the corresponding Product Identification Number from the McKesson Multi-Source Generic Formulary in the smallest available package size.

At Rite Aid’s discretion, on no less than [***Redacted***] days’ prior written notice to McKesson, Rite Aid may change the autosubstitution methodology for Rite Aid’s generic formulary.

10.4                        Changes to Rite Aid Generic Formulary. Rite Aid will give written notice to McKesson of changes to the Rite Aid Generic Formulary from time to time, including the proposed effective date of such changes. McKesson will stock any changed item within the later of (i) [***Redacted***] days after such written notice, or (ii) the proposed date of such change.

10.5                        DSD Generic cost of goods. [***Redacted***]

[***Redacted***]

[***Redacted***]

[***Redacted***]

[***Redacted***]

11.                               TRANSITION

11.1                        Retention Incentives. On or before January 15, 2004, McKesson will pay to Rite Aid a retention incentive of [***Redacted***]. Additionally, in recognition of our long term relationship, McKesson will pay to Rite Aid an early start retention incentive of [***Redacted***] on or before January 15, 2004. [***Redacted***]

11.2                        Development Allowances. [***Redacted***]

11.3                        Repayment Events. The following shall constitute Repayment Events for purposes of Sections 11.1 [***Redacted***]: Rite Aid shall reorganize, merge or consolidate with or into, or convey, sell, assign, transfer, or otherwise dispose of (whether in one transaction or a series of transactions) all or substantially all of its assets (whether now owned or subsequently acquired) to any third party, provided that it shall not be a Repayment Event if the corporation or entity into which Rite Aid is merged or the corporation or entity formed by such consolidation or the third person acquiring all or substantially all of Rite Aid’s assets or stores: (i) shall be a corporation or other entity organized and existing under the laws of the United States of America or any state thereof, and (ii) shall assume the payment of the Retention Incentive [***Redacted***], and the performance of each covenant (except for the obligations set forth in the parenthetical in Section 2.1 (c) (vi) ) to be performed under this Agreement, as fully as if such successor had been Rite Aid.

12.                               MCKESSON SERVICES

12.1                        Service Level Agreement. The services provided by McKesson under this Agreement will be subject to the service levels specified in the Service Level Agreement attached as Exhibit D. The remedies set forth in the Service Level Agreement shall be Rite Aid’s exclusive recovery of monetary damages for McKesson’s failure to meet the service levels set forth in the Service Level Agreement. During the Term, on a weekly basis and at the end of each complete Calendar Month, Calendar Quarter and the end of each Contract Year, McKesson shall provide Rite Aid with a report setting forth the results of the Composite Performance Measurement for such week, Calendar Month, Calendar Quarter or Contract Year, including all individual components necessary for Rite Aid to calculate the Composite Performance Measurement. In the event that the Composite Performance Measurement during any such period falls below the levels set forth in the Service Level Agreement, McKesson shall pay the penalties set forth in the Service Level Agreement at the time of any such report.

12.2                        Rite Aid Support.

(a)                                  Headquarters. [***Redacted***], to assist with transition and operations under this Agreement, McKesson will install a vice president and an Administrator on-site at Rite Aid headquarters. Both such persons will be experienced and fully trained, and supplied with personal computers by McKesson. The McKesson vice-president will work closely with Rite Aid personnel (including home office personnel) to coordinate inventory procurement activities, support Rite Aid reporting systems, assist in daily/weekly/month-end financial reconciliation activities, interface with Rite Aid and McKesson field operations to resolve service issues, schedule and facilitate unique events (e.g., one time annual returns clean up). The McKesson vice-president shall have the ability to access information regarding the Deal Information List, inventory levels for specific Products, purchase order status, return receipts and other similar information for purposes of determining the prices and Composite Performance Measures under this Agreement and to provide such information to Rite Aid upon Rite Aid’s request. In addition to the McKesson personnel at Rite Aid headquarters, Rite Aid will have the right to install a full-time employee at McKesson Headquarters and/or the McKesson Customer Care Service Center in Carrollton, Texas. Each party recognizes that personnel placed on the other party’s site shall be subject to the confidentiality restrictions set forth in Section 14 and any other confidentiality or information access limitations that the hosting party may request.

(b)                                 Field Operations. The McKesson ServiceFirst Customer Care Service Center shall provide Rite Aid support for day to day service requirements of individual stores, including without limitation, product information, process return and credit requests and delivery issues. McKesson shall provide dedicated Rite Aid Customer Service Representatives to insure consistent knowledge and understanding of their service needs and a dedicated national toll free telephone line for use only by Rite Aid stores for all hours that the McKesson Customer Care Service Center is open, but not less than 8:00 a.m. to 10:00 p.m., eastern time, Monday through Friday;  McKesson ServiceFirst TeleStockII automated Customer Care will be available 24 hours per day (except for scheduled maintenances) all year around. Additionally, McKesson will reimburse Rite Aid the salary of a Rite Aid employee in the Camp Hill, PA headquarters who will specifically manage through vendor disputes and return to vendor issues pursuant to this agreement. This funding will be [***Redacted***] annually with [***Redacted***] paid to Rite Aid on a quarterly basis.

(c)                                  Vendor Disputes/Catastrophic Losses. McKesson will use diligent efforts to assist Rite Aid to resolve all vendor disputes and to work around problems caused by catastrophic loss.

(d)                                 Customer Care Service Center. McKesson will provide Rite Aid, [***Redacted***], all services, including all reports, provided to any McKesson retail customers from the McKesson Customer Care Service Center during the Term.

(e)                                  Trade Show. McKesson shall annually participate in Rite Aid’s vendor trade show, at a cost [***Redacted***] (such cost shall be [***Redacted***] for the first trade show after the Effective Date).

12.3                        Contract Management.

(a)                                  McKesson agrees to service all manufacturers’ contracts negotiated by Rite Aid consistent with the terms of this Agreement, provided such manufacturers are approved suppliers of McKesson that have satisfied the corporate indemnification and insurance requirements set forth in McKesson’s Buying Terms Form, a copy of which has been provided to Rite Aid. [***Redacted***]

(b)                                 Rite Aid shall be invoiced and liable for unpaid chargebacks resulting from eligibility issues regarding any contract manufacturer; provided that McKesson has submitted a chargeback to the manufacturer within [***Redacted***] of Rite Aid’s purchase of the Contract Product ([***Redacted***] for Lilly). If the chargeback has not been paid within [***Redacted***] days of its submission, McKesson will so notify Rite Aid in writing. If any submitted chargeback is denied by the manufacturer, McKesson will notify Rite Aid in writing within [***Redacted***] of the denial.

(c)                                  In the event a manufacturer serviced by McKesson pursuant to this Section 12.3:  (i) makes an assignment for the benefit of creditors, files a petition in bankruptcy, is adjudicated insolvent or bankrupt, or if a receiver or trustee is appointed with respect to a substantial part of the manufacturer’s property or a proceeding is commenced against it which will substantially impair its ability to pay on chargebacks,;  or (ii) otherwise defaults in the payment of chargebacks to McKesson, Rite Aid shall be invoiced and become liable for the unpaid chargebacks allocable to its purchases from such manufacturer so long as such chargebacks have been submitted and followed-up by McKesson in conformity with the requirements of this Section 12.3. McKesson agrees to immediately notify Rite Aid when any such vendor situation results in the nonpayment of submitted chargebacks or if McKesson becomes aware that a vendor is in default of its obligations to McKesson, which will or are likely to affect McKesson’s obligations under this Agreement .

12.4                        System Services and Equipment.

(a)                                  The following systems and services will be made available to Rite Aid by McKesson [***Redacted***]:

i.                                          Telxon electronic order entry equipment (including shelf wand) at each current and new store;

ii.                                       Item price stickers with Rite Aid custom pricing, where required, and other features such as:

(1)                                  Department number

(2)                                  Invoice cost

(3)                                  Month and year ordered

(4)                                  Store name

(5)                                  AWP and/or retail pricing

(Note:  Each feature is available for both Rx Products and OTC Products);

iii.                                    Bar-coded shelf labels;

iv.                                   A complete catalog of items stocked by McKesson’s Distribution Centers. This catalog will be furnished every six (6) months and will be updated by a cumulative monthly supplement showing additions and deletions in a format similar to such catalog. In addition, McKesson will provide a Generic Rx Product catalog every six (6) months providing the brand name, generic name and Product Identification Number for each Generic Rx Product, with lists alphabetized by both generic and brand names.

v.                                      One (1) InfoLink/EconoLink systems (including all hardware) will be provided to Rite Aid’s headquarters that has the capacity to handle all Rite Aid representative requests, including combining all Rite Aid Warehouse and DSD purchase information and charges. McKesson, at Rite Aid’s request, will assist Rite Aid in revising all such data to be compatible with Rite Aid’s internal systems and shall allow Rite Aid to transmit both Rite Aid and McKesson data back and forth from Rite Aid systems to the InfoLink/EconoLink system. Upon termination of this Agreement, McKesson will provide Rite Aid with all of Rite Aid’s data that is on the InfoLink/EconoLink system in the format used by Rite Aid’s systems. Additional InfoLink/EconoLink systems will be made available to Rite Aid pharmacies for a charge of [***Redacted***] per month per system. Rite Aid agrees that the InfoLink/EconoLink system is owned by McKesson and that Rite Aid will return the system upon termination of this Agreement. The InfoLink/EconoLink System will be subject to a separate license agreement between the parties (there shall be no additional cost to Rite Aid for such license).

vi.                                   McKesson will set up a system so that all faxes and other communications McKesson receives from manufacturers related to the Agreement will be provided by McKesson directly to Rite Aid’s central office or warehouses as directed by Rite Aid and will use reasonable commercial efforts to establish a system where such communications are received by Rite Aid directly from manufacturers.

13.                               TERMINATION

A.                                   Failure by Rite Aid to make any payment when due in accordance with the terms of this Agreement shall constitute a default if not cured within [***Redacted***] after receipt of written notice thereof. Any other material breach of this Agreement by either party shall constitute a default if not cured within [***Redacted***] after written notice of such breach is given by the non-breaching party. Upon default by either party, the other party may terminate this Agreement on [***Redacted***] days’ written notice. The right of termination provided to Rite Aid in Exhibit D shall not be subject to the notice and cure provisions of this Section 13, however, such termination may be on no less than [***Redacted***] days’ prior written notice to McKesson.

B.                                     Either party may, on [***Redacted***] days written notice, terminate this Agreement:

1)                                      If the other party shall file any petition under any bankruptcy, reorganization, insolvency or moratorium laws, or any other law or laws for the relief of or in relation to the relief of debtors; or

2)                                      If there shall be filed against the other party any involuntary petition under any bankruptcy statute or a receiver or trustee shall be appointed to take possession of all or substantial part of the assets of the party which has not been dismissed or terminated within [***Redacted***] days of the date of such filing or appointment; or

3)                                      If the other party shall make a general assignment for the benefit of creditors or shall become unable or admit in writing its inability to meet its obligations as they mature; or

4)              If the other party shall institute any proceedings for liquidation or the winding up of its business other than for purposes of reorganization, consolidation or merger.

C.                                     McKesson may, at its own discretion, terminate this Agreement on [***Redacted***] days written notice to Rite Aid upon or at any time following the sale or transfer of the stock or assets of Rite Aid or a controlling interest therein, unless the surviving entity has complied with Section 11.3 hereof within such [***Redacted***] day period.

D.                                    [***Redacted***]

C.                                     In the event of a termination hereunder the following continuing obligations, liabilities and rights shall survive termination and remain in full force and effect:

1)                                      Liability for accounts payable balances or any other payment due hereunder to the other party at the date of or upon the occurrence of such termination;

2)                                      Obligations imposed on each party under the Proprietary and Confidentiality Information section set forth below;

3)                                      Such rights as either party may enjoy in law or in equity; and

4)                                      Indemnification obligations in this Agreement.

14.                               PROPRIETARY AND CONFIDENTIAL INFORMATION

A.                                   Any and all accounts, records, books, files, and lists regarding any transaction provided for or contemplated hereunder and all non-public financial information provided pursuant to Section 7.11 above, shall be confidential and proprietary to the party creating or generating such information. This Agreement, and the terms and conditions hereof, are confidential. The parties expressly agree to maintain such terms and conditions in confidence, and shall take every precaution to disclose the contents of this Agreement only to those employees of each of the parties who have a reasonable need to know such information.

B.                                     Rite Aid and McKesson each acknowledge that, in connection with their respective businesses, they have developed certain operating manuals, symbols, trademarks, trade names, service marks, trade secrets, Rite Aid lists, procedures, formulas, and other patented, copyrighted, or legally protected materials which are confidential and/or proprietary to each of them.

C.                                     Neither party may disclose the terms of this Agreement during the term hereof and for an additional period of thirty-six (36) months following the effective date of expiration or other termination of this Agreement. Furthermore, except upon the prior written consent of the other party, neither party may divulge, disclose, communicate, or use any of the other party’s confidential or proprietary information generally described in Subsection A and B above, in any manner or for any purpose, including, without limitation, use in advertising or for promotional materials. A party hereto may refuse consent to the use of its confidential or proprietary information for any or no reason. In the event that any such confidential or proprietary information is used during the course of this Agreement it shall retain its confidential and proprietary nature and shall be returned immediately to its owner or destroyed upon termination of this Agreement. Notwithstanding anything herein to the contrary, nothing in this subsection shall require either party to maintain in confidence any information, materials, or data which is in the public domain, enters the public domain through no fault of such party, was in possession of the party prior to being furnished to it by the other, was supplied to the party by a third party or parties lawfully in possession thereof, or which the party is required to divulge pursuant to process of any judicial or governmental body of competent jurisdiction, provided that notice of receipt of such process is given to the other or which is required by law , regulation or court order to be disclosed. Nothing herein shall prohibit either party from making statements (such as, by way of example, statements in financial reports, guidance and other disclosures, both public and selective) regarding the general terms of this Agreement.

15.                               ALTERNATE SERVICE

If service from any McKesson distribution center to any Rite Aid store(s) is interrupted or delayed because of strike, lockout, labor dispute, fire or other casualty, or any other reasons beyond the reasonable control of McKesson, McKesson will take such action as may be reasonably necessary, without additional cost or expense to Rite Aid, to maintain service as mutually agreed upon to affected stores from an alternate McKesson Distribution Center.

16.                               RECORDS AND AUDIT

16.1                        Records. McKesson and Rite Aid shall maintain all records relating to services performed under this Agreement as required by applicable law (but in no event less than [***Redacted***] years) and will keep clear and accurate records sufficient to enable the other party to review and audit the services provided by McKesson under this Agreement, including without limitation, verification of all rebates and other amounts payable under this Agreement and of McKesson’s conformance with the Performance Criteria.

16.2                        Audits. Not more than [***Redacted***] in any [***Redacted***] period, and following [***Redacted***] to the other party, either party will have the right to appoint one or more of its employees or representatives of a national independent auditing firm to review those relevant records of the other party for the sole purpose of verifying compliance with the terms of this Agreement. Any such review will be subject to a confidentiality provisions set forth in Section 14, including without limitation, the execution of appropriate non-disclosure agreements by all independent reviewers prior to review of such records. Within thirty (30) days of the completion of any such audit, the reviewing party shall provide the other party with a report of the results of such audit and any amounts found by such audit that the parties agree to be in error will be promptly settled (neither party shall unreasonably withhold such agreement). In the event that the audit reveals a discrepancy resulting in a loss to the auditing party in excess of [***Redacted***] of the Product purchases covered by the audit period, then the audited party will reimburse the auditing party’s expense (which shall not exceed [***Redacted***] of the Product purchases covered by the audit period) for the audit.

17.                               NOTICES

All notices pertaining to this Agreement shall be delivered in person, sent by certified mail, delivered by air courier, or transmitted by facsimile and confirmed in writing (sent by air courier or certified mail) to a party at the address or facsimile number shown in this Section, or such other address or facsimile number as a party may notify the other party from time to time. Notices delivered in person, and notices dispatched by facsimile prior to 4:00 p.m. and confirmed, shall be deemed to be received on the day sent. All other facsimiles and notices shall be deemed to have been received on the business day following receipt; provided, however, if such day falls on a weekend or legal holiday, receipt shall be deemed to occur on the next business day. Notices may also be transmitted electronically (provided another acceptable method of delivery is also used) between the parties, provided that proper arrangements are made in advance to facilitate such communications and provide for their security and verification.

If to McKesson:

MCKESSON CORPORATION
One Post Street
San Francisco, CA 94104

Attention:	Jack Fragie
Executive Vice President
Fax:	415-983-7570

If to Rite Aid:

Rite Aid Corporation
30 Hunter Lane
Camp Hill, PA 17011

Attention:	Senior Vice President, Pharmacy Services
Fax:	717-730-8327

With a duplicate copy to:

Rite Aid Corporation
30 Hunter Lane
Camp Hill, PA 17011
Attn: General Counsel
Fax: (717) 760-7867

18.                               MISCELLANEOUS

18.1                        This Agreement embodies the entire agreement between the parties with regard to the subject matter hereof and supersedes all prior agreements, understandings and representations with the exception of any promissory note, security agreement or other credit or financial related document(s) executed by Rite Aid or between Rite Aid and McKesson. This Agreement may not be modified, supplemented or extended except by a writing signed by both parties.

18.2                        On the Effective Date, the existing Supply Agreement dated April 10, 1998 as amended (“Supply Agreement”) and the existing Drug Repackaging Services and Sales Agreement dated April 10, 1998 between the parties (hereinafter collectively, the “Existing Agreements”) shall terminate and neither party shall have any further obligation to the other party under the Existing Agreements except for payments outstanding as of the Effective Date and obligations which by their nature survive termination. Rite Aid shall be entitled to retain as fully earned all transition payments and allowances under the Supply Agreement, including those identified in Section 9 thereof with no obligation to repay any such amounts as a result of the early termination of the Existing Agreements.

18.3                        Except as provided above in the Alternate Service section, neither party shall have any obligation hereunder for failure or delay of performance due to fire, shortage of materials or transportation, government acts, acts of terrorism or any other cause beyond its control.

18.4                        Neither party shall have the right to assign this Agreement or any interest therein without the prior written consent of the other party, and any such attempted assignment shall be without effect.; provided, however, subject to Section 11.3, Rite Aid may assign this Agreement to an entity with which it may merge or be merged or which acquires all or substantially all of its assets or stores.

18.5                        This Agreement shall be construed in accordance with the laws of the State of California without regard to the provisions of Section 1654 of the California Civil Code or the rules regarding conflict of laws.

18.6                        If any provision of this Agreement shall be held invalid under any applicable law, such invalidity shall not affect any other provision of this Agreement. The parties agree to replace any such invalid provision with a new provision which has the most nearly similar permissible economic effect.

18.7                        The failure of either party to enforce at any time or for any period of time any one or more of the provisions thereof shall not be construed to be a waiver of such provisions or of the right of such party thereafter to enforce each such provision.

18.8                        If any federal, state, or local tax currently or in the future is levied (either increased or decreased) upon McKesson in a jurisdiction where either McKesson or Rite Aid does business and such tax relates or applies to the Merchandise or any transactions covered by this Agreement (excluding taxes imposed on McKesson’s net income), the Cost of Goods involved will be increased or decreased, as the case may be, a corresponding percentage amount.

18.9                        If and to the extent any product discounts, rebates or other purchasing incentives are earned by or granted to Rite Aid and paid by McKesson under this Agreement, then applicable provisions of the Medicare/Medicaid and state health care fraud and abuse/antikickback laws and regulations (collectively, “fraud and abuse laws”) may require disclosure of the applicable price reduction on Rite Aid’s claims or cost reports for reimbursement from governmental or other third party health care programs or provider plans. Rite Aid agrees to comply with all applicable provisions of the fraud and abuse laws and to defend, indemnify and hold McKesson harmless for any failure on its part to do so.

18.10                 Rite Aid agrees to fully comply with all federal, state and local laws and regulations relating to its obligations under this Agreement or otherwise applicable to the purchase, handling, sale or distribution of the Merchandise and further agrees to defend, indemnify and hold McKesson harmless from any and all liability arising out of or due to Rite Aid’s nonadherence with such legal or regulatory requirements.

18.11                 In no event shall McKesson be liable to Rite Aid or any other entity for any special, consequential, incidental or indirect damages, however caused, on any theory of liability and whether or not McKesson has been advised of the possibility of such damages.

18.12                 For all purposes, Rite Aid and McKesson shall remain independent contractors. Accordingly, this Agreement does not constitute a partnership or other joint venture between the parties and neither party shall be deemed to be an agent or representative of the other.

18.13                 Whenever possible, each provision of this Agreement shall be interpreted so as to be effective and valid under applicable law, but if any provision of this Agreement should be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the other of such provision or the remaining provisions of this Agreement.

18.14                 All rights and remedies of the parties in connection with this Agreement are cumulative and not exclusive.

18.15                 The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

18.16                 This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed an original instrument, but all such counterparts together shall constitute one agreement.

18.17                 Without limiting any of McKesson’s obligations or liabilities hereunder, McKesson agrees to procure and maintain at its sole cost and expense Commercial General Liability Insurance including product liability insurance, with limits of liability of not less than [***Redacted***]. [***Redacted***]  McKesson shall be allowed to maintain this coverage through a combination of commercially-placed insurance and self-insurance. A duly executed certificate of insurance shall be delivered to Rite Aid within fifteen (15) days of the execution of this Agreement and renewal thereof shall be delivered at least thirty (30) days prior to the expiration of the policy term.

18.18                 The indemnification obligations in this Agreement and any other obligations which by their nature are intended to survive termination shall survive of this Agreement.

18.19                 (a) Upon request, McKesson agrees to promptly execute an assignment (to Rite Aid or its designee) of [***Redacted***].

(b)  [***Redacted***]

(c Any assignment of claims under section (a) hereof shall be evidenced by an agreement between McKesson and Rite Aid in substantially the form attached as Exhibit F, which the parties shall execute as necessary to effectuate the aforedescribed assignment. Rite Aid shall be responsible for any reasonable expenses such as programming and copying costs actually incurred by McKesson in complying with such request.

19.                               EXTERNAL EVENT

(a)  For purposes of this subsection (a), a “McKesson External Event” shall mean [***Redacted***]. A McKesson External Event shall be limited to actual changes [***Redacted***]. Changes that are proposed (including those that are likely)  and not yet effective do not qualify as a McKesson External Event. In response to a McKesson External Event, McKesson may, at its option, request in writing (a “Request”) that the pricing and/or other terms of this Agreement be renegotiated so as to equitably reflect the effect of the McKesson External Event. The Request shall identify the McKesson External Event and set forth the general nature and scope of the adjustment requested, all of which shall be set forth in reasonable detail. [***Redacted***]  Any new pricing or other terms due to a McKesson External Event shall only be effective following an amendment to this Agreement and not retroactively, it being agreed that the pricing and other terms set forth in this Agreement (as amended by mutual agreement) shall remain in effect until this Agreement is terminated or renegotiated, as the case may be.

(b) For purposes of this subsection (b), a “Rite Aid External Event” shall mean [***Redacted***]. A Rite Aid External Event shall be limited to actual changes [***Redacted***]. Changes that are proposed (including those that are likely) and not yet effective do not qualify as a Rite Aid External Event. In response to a Rite Aid External Event, Rite Aid may, at its option, request in writing (a “Request”) that the pricing and/or other economic terms of this Agreement be renegotiated so as to equitably reflect the effect of the Rite Aid External Event. The Request shall identify the Rite Aid External Event and set forth the general nature and scope of the adjustment requested, all of which shall be set forth in reasonable detail. [***Redacted***]  Any new pricing or other new economic terms due to a Rite Aid External Event shall only be effective following an amendment to this Agreement and not retroactively, it being agreed that the pricing and other terms set forth in this Agreement (as amended by mutual agreement) shall remain in effect until this Agreement is terminated or renegotiated, as the case may be.

(c) [***Redacted***]

(d)  Each party agrees that prior to filing any lawsuit or other legal action against the other party regarding such issue or dispute arising out of or otherwise relating to this Section 19, the parties shall participate in an expedited, non-binding mediation conducted in accordance with the Commercial Mediation Rules of the American Arbitration Association (“AAA”). A party shall initiate such mediation by submitting a request for mediation (“Mediation Request”) to the AAA and the other party by hand delivery and/or facsimile. Within 10 days thereafter, the parties shall agree upon a single mediator to conduct the mediation or, if they are unable to agree, request the AAA to make the appointment. The mediation shall be conducted in a location within the continental United States selected by the party not requesting mediation and, absent a written waiver executed by both parties, shall be completed within thirty-five

(35) days after either party first submits a Mediation Request. All mediation fees payable to the AAA shall be shared equally between the parties.

IN WITNESS WHEREOF the parties have caused this Agreement to be duly executed as of the date and year written below and the persons signing warrant that they are duly authorized to sign for and on behalf of the respective parties. This Agreement shall be deemed accepted by McKesson only upon execution by a duly authorized representative of McKesson.

RITE AID CORPORATION	McKESSON CORPORATION

By:	By:

Name:	Name:	Paul C. Julian
(Print or Type)		(Print or Type)

Title:	Title:	President, McKesson Supply
Solutions
Date:	Date:

EXHIBIT A-1

1.                                      DEFINITIONS

The following defined terms are used in this Agreement and, except as otherwise noted therein, in the Exhibits attached to this Agreement:

[***Redacted***]

“Affiliate” of a party means any entity controlling, controlled by, or under common control with such party.

“ASV” means any vendor of a Product to Rite Aid other than McKesson.

“bps” means a percentage adjustment expressed in basis points. One bps shall equal one hundredth of one percent (0.01%). Cumulative percentage adjustments shall be determined by adding basis points (i.e. there are no percentage upon percentage adjustments).

“Brand Name Prescription Drug Litigation” means the lawsuits entitled In Re Brand Prescription Drug Antitrust Litigation, 94-C-897 MDL-997 (N.D.Ill.).

“Branded Rx Products” mean brand-name prescription pharmaceuticals, none of which are generic prescription pharmaceuticals.

“Business Day” means any day that is not a Saturday, Sunday or Holiday.

“Calendar Quarter” means the three month calendar periods of January, February and March; April, May and June; July, August and September; and, October, November and December; provided that any determination regarding the initial and final Calendar Quarter of this Agreement shall be appropriately adjusted to reflect the partial calendar quarter.

“Contract Product” means a Product for which a manufacturer has granted Rite Aid a negotiated contract price and McKesson provides contract management services under Section 12.3.

“Contract Year” means any twelve-month period ending on an anniversary of the Effective Date.

“Cost of Goods” means the price for a Product set forth in an EDI Invoice, determined in accordance with Section 3 and Exhibit A, as applicable.

“DSD” means the delivery of any Product to any Rite Aid-owned or -operated facility which makes sales to an end-user pursuant to an Order that specifies that facility as the shipping destination.

“DSD Order and Delivery Schedule” means the Order and Delivery Schedule for DSD purchases attached to this Agreement as Exhibit B.

“EDI” means electronic data interchange, in the formats on adopted by Rite Aid and approved by McKesson.

“EDI Invoices” mean invoices for payment by Rite Aid transmitted by EDI stating the EDI Invoice Price for Products purchased by Rite Aid and the due date for such EDI Invoice Price.

“Free Goods” mean Products as to which the manufacturer or distributor from which Rite Aid or McKesson obtains such goods does not require any payment.

“Generic Rx Products” mean generic prescription drugs which are not Branded Rx Products.

“HBC Products” mean non-prescription health and beauty care products carried in Rite Aid warehouses.

“Holiday” means any day between Monday and Friday, inclusive, on which banks are legally authorized to close in New York State.

“Manufacturers Adjustment” means the [***Redacted***].

“Manufacturer Cannot Supply” shall have the meaning set forth in the Service Level Agreement.

“McKesson ASV Products” means any Product that McKesson has made available for resale through a Trading Company Catalog.

“McKesson Item Catalog” means a list of products that McKesson carries in its distribution centers. The catalog will list, at a minimum, the Economost/Econotone Number, the NDC number, the item description including strength and package size, and the AWP.

“McKesson One-Stop Generic” means the Generic Rx Products on McKesson’s One-Stop Generic formulary. McKesson may update the McKesson One-Stop Generic formulary from time to time during this Agreement and shall provide Rite Aid with notice of such change through the McKesson Select/Multi-Source Weekly Update.

“McKesson Regional-Distribution Center” means the McKesson regional warehouse located in Memphis, Tennessee, and any other McKesson regional warehouse operated by McKesson after the Effective Date as to which the parties have agreed to payment and delivery terms.

“Merchandise” is sometimes used herein in place of “Products.”

“Non-Rx Diabetic Products” mean products used in the treatment of diabetes that are generally available from pharmacies without a doctor’s prescription.

“Order” means an order for Products under this Agreement. Orders for Warehouse shall be transmitted by EDI. Orders for DSD shall be transmitted through Telxon electronic ordering equipment, or if unavailable, telephone or other means of transmission mutually agreed by McKesson and Rite Aid.

“Order Credits” mean credits to Rite Aid based on unit-of- measure based price errors in the Store Invoice or order shortages of the Products actually received by Rite Aid from McKesson for DSD Orders. Order Credits are required to be phoned into McKesson’s Customer Care Service Center within three (3) Business Days of Rite Aid’s receipt of the Store Invoice containing the unit-of-measure based price error or order shortage.

“OTC Products” mean non-prescription drugs sold over-the-counter.

“Products” mean Rx Products, OTC Products, Non-Rx Diabetic Products, [***Redacted***] and HBC Products.

“Purchase Price” of any Product means the Cost of Goods therefore.

“Rite Aid Generic Formulary” means the formulary established by Rite Aid for Generic Rx Products that consists of the Generic Rx Products that Ride Aid carries in its warehouses for shipment to its stores, and the Generic Rx Products that are Contract Products

“Rx Products” mean Branded Rx Products and Generic Rx Products

“Special Returns” mean Products returned by Rite Aid under Section 8.4.

“Spot Purchase” means the purchase of a defined quantity of one Product for a specified price. Specifically, a Spot Purchase shall not include: (i) a supply agreement for an indeterminate quantity of a Product; or (ii) a purchase agreement requiring the purchase of more than one Product as part of the agreement to purchase such Product; or (iii) any series of single purchases entered into for purposes of circumventing such Spot Purchase limitations.

“Term” shall mean the term of this Agreement beginning on the Effective Date and terminating as set forth in Section 1, including the Initial Term and any Renewal Terms set forth therein.

“Trading Company Catalogs” mean the catalogs which list McKesson ASV Products.

“WAC” means [***Redacted***].

“Warehouse” means the distribution of any Products to a Rite Aid warehouse pursuant to an Order that specifies a Rite Aid warehouse as the shipping destination.

Exhibit A

The following table lists all items Rite Aid is eligible for, subject to the conditions indicated:

	McKesson		Passed through to Rite Aid
Ref #	Internal Classification	Description	Payment Mechanism (Manufacturer to McKesson)	Payment Mechanism (McKesson to Rite Aid)	Warehouse Only	DSD Only	If “Yes” Type of Pass-Through	Conditions

[***Redacted***]

[***Redacted***]

[***Redacted***]

The following is a non-exhaustive list of types of items that are excluded from the definition of Manufacturer Adjustments:

McKesson Internal Classification	Description	Reason for Exclusion

[***Redacted***]

EXHIBIT A

The following is a list of explanations for the types of items that are included in the definition of Manufacturer Adjustments:

Ref #	McKesson Internal Classification	Description	Explanation

[***Redacted***]

EXHIBIT B

								Rx Phone	DEA	Average
Store	Store Text	Address	Address 2	City	State	Zip Code	County	Number	Number	Time
104	00104	BOLTON HILL SHOPPING CENTER	238 MCMECHEN STREET	BALTIMORE	MD	21217-4301	BALTIMORE CITY	410 - 523-4704	AR8513740	10:04 AM
106	00106	MARTIN PLAZA SHOPPING CENTER	1420 MARTIN BOULEVARD	BALTIMORE	MD	21220-4105	BALTIMORE	410 - 687-8338	AR8552362	9:50 AM
107	00107	654 COLVIN AVENUE		KENMORE	NY	14217-2825	ERIE	716 - 447-9128	AR8550875	1:00 PM
112	00112	ROUTE 10	PO BOX 576	MAN	WV	25635-0576	LOGAN	304 - 583-2404	AR8517003	9:25 AM
113	00113	PO BOX 570	ROUTE 10	PINEVILLE	WV	24874-0570	WYOMING	304 - 732-8886	AR8589294	11:00 AM
114	00114	ERWIN VILLAGE SHOPPING CENTER	1252 NORTH MAIN STREET	ERWIN	TN	37650-9122	UNICOI	423 - 743-5271	AR8581630	12:23 PM
116	00116	907 NORTH HIGH STREET		MILLVILLE	NJ	08332-3762	CUMBERLAND	856 - 825-7742	AR8604565	10:35 AM
119	00119	898 SOUTH MAIN STREET		CENTERVILLE	OH	45458-3439	MONTGOMERY	937 - 433-4909	AR8632677	11:30 AM
121	00121	200 KANAWHA AVENUE		RAINELLE	WV	25962-1108	GREENBRIER	304 - 438-9204	AR8647541	11:30 AM
129	00129	263 ELKTON ROAD		NEWARK	DE	19711-4564	NEW CASTLE	302 - 368-1614	AR8658897	10:40 AM
134	00134	199 KEDRON AVENUE		FOLSOM	PA	19033-1308	DELAWARE	610 - 461-4665	AR8836693	1:45 PM
135	00135	217 SUNSET ROAD		WILLINGBORO	NJ	08046-1108	BURLINGTON	609 - 877-0700	AR8753419	10:50 AM
138	00138	CORTLANDT TOWN CENTER	3145 EAST MAIN STREET	MOHEGAN LAKE	NY	10547-1521	WESTCHESTER	914 - 528-2800	AR8898592	1:00 PM
141	00141	PO BOX 298	101 A ROOSEVELT BOULEVARD	ELEANOR	WV	25070-0298	PUTNAM	304 - 586-9064	AR8853916	9:10 AM
142	00142	421 NORTH HIGH STREET		HILLSBORO	OH	45133-1132	HIGHLAND	937 - 393-1734	AR8892463	12:00 PM
145	00145	RISING SUN PLAZA S/C	5675 RISING SUN AVENUE	PHILADELPHIA	PA	19120-1625	PHILADELPHIA	215 - 725-5132	AR8948121	2:35 PM
148	00148	101 ROSSER AVENUE		WAYNESBORO	VA	22980-3510	AUGUSTA	540 - 942-1137	BR5613193	11:11 AM
149	00149	1097 BROADWAY		BAYONNE	NJ	07002-4126	HUDSON	201 - 436-6831	AR8985434	11:45 AM
151	00151	ROUTE 2	154 PLEASANT RETREAT PLAZA	LANCASTER	KY	40444-9561	GARRARD	859 - 792-4013	AR8971269	12:15 PM
155	00155	125 DOLSON AVENUE		MIDDLETOWN	NY	10940-6559	ORANGE	845 - 343-1447	AR9043489	11:30 AM
156	00156	1 FITZGERALD DRIVE		MIDDLETOWN	NY	10940-3059	ORANGE	845 - 343-2930	AR8960189	11:00 AM
157	00157	147 BROADWAY		MONTICELLO	NY	12701-1401	SULLIVAN	845 - 794-2720	AR8956584	1:00 PM
158	00158	SHOP RITE PLAZA	262 MAIN STREET	NEW PALTZ	NY	12561-1612	ULSTER	845 - 255-0330	AR8956623	10:00 AM
159	00159	393 WINDSOR HIGHWAY		NEW WINDSOR	NY	12553-7986	ORANGE	845 - 561-0064	AR8956611	11:45 AM
160	00160	59 NORTH PLANK ROAD #2		NEWBURGH	NY	12550-2111	ORANGE	845 - 565-8760	AR8956647	10:15 AM
161	00161	226 WEST BRIDGE STREET		CATSKILL	NY	12414-1739	GREENE	518 - 943-2080	AR8956609	1:05 PM
162	00162	444-A BROADWAY		ALBANY	NY	12204-2801	ALBANY	518 - 462-4233	AR8956596	11:40 AM
164	00164	3864 MAIN STREET		WARRENSBURG	NY	12885-1432	WARREN	518 - 623-9251	AR9095515	9:05 AM
170	00170	218 EAGLE VALLEY MALL	ROUTE 447	EAST STROUDSBURG	PA	18301-1315	MONROE	570 - 421-8665	AR9112169	12:50 PM
172	00172	2034 NEW CASTLE AVENUE		NEW CASTLE	DE	19720-7703	NEW CASTLE	302 - 658-9824	BR5737854	8:15 AM
173	00173	902 NORTH LEWIS STREET		GLENVILLE	WV	26351-1323	GILMER	304 - 462-4438	AR9010644	11:30 AM
174	00174	1628-36 CHESTNUT STREET		PHILADELPHIA	PA	19103-5119	PHILADELPHIA	215 - 972-0234	AR9110937	8:45 AM
180	00180	WOODLYN SQUARE S/C	1300 W. MACDADE BOULEVARD	WOODLYN	PA	19094-1501	DELAWARE	610 - 833-2242	AR9111206	1:25 PM

183	00183	10 WEST MAIN STREET		LANSDALE	PA	19446-2523	MONTGOMERY	215 - 855-1100	AR9104213	10:30 AM
185	00185	741 ROUTE 113		SOUDERTON	PA	18964-1000	BUCKS	215 - 723-5553	AR9104237	1:54 PM
186	00186	306 TOWN CENTER	ROUTE 202	NEW BRITAIN	PA	18901-9811	BUCKS	215 - 348-3200	AR9104249	2:10 PM
187	00187	4537 NEW FALLS ROAD		LEVITTOWN	PA	19056-3004	BUCKS	215 - 945-0961	AR9104263	11:35 AM
188	00188	ROCKLEDGE SHOPPING CENTER	785 HUNTINGDON / ROCKLEDGE	HUNTINGDON VALLEY	PA	19006-8741	MONTGOMERY	215 - 379-2725	AR9104251	8:45 AM
189	00189	VILLAGE PLAZA	23 SLAYTON AVENUE	SPENCERPORT	NY	14559-1427	MONROE	585 - 352-4020	AR9104201	1:00 PM
190	00190	951 CENTRAL STREET		FRANKLIN	NH	03235-2028	BELKNAP	603 - 934-6862	AR9217363	1:05 PM
193	00193	147 WEST LIBERTY STREET		HUBBARD	OH	44425-1709	TRUMBULL	330 - 534-1907	AR9115800	1:25 PM
195	00195	3527 CANFIELD ROAD		YOUNGSTOWN	OH	44511-2816	MAHONING	330 - 797-9485	AR9115812	11:12 AM
198	00198	SCHOOL STREET PLAZA	271 ELLINGTON ROAD	EAST HARTFORD	CT	06108-1129	HARTFORD	860 - 528-6115	AR9183093	9:02 AM
199	00199	121 NORTH MAIN ST.		PEARISBURG	VA	24134-1624	GILES	540 - 921-1284	AR9124556	2:47 PM
200	00200	1130 CUMBERLAND STREET		LEBANON	PA	17042-5150	LEBANON	717 - 273-2281	AR7604639	12:15 PM
205	00205	26 WEST INDEPENDENCE STREET		SHAMOKIN	PA	17872-5314	NORTHUMBERLAND	570 - 648-1021	AR7802603	10:45 AM
208	00208	15 SOUTH MAIN STREET		SHENANDOAH	PA	17976-2332	SCHUYLKILL	570 - 462-1924	AK7253355	1:55 PM
210	00210	621 CLAY AVENUE		JEANNETTE	PA	15644-3407	WESTMORELAND	724 - 527-3888	AR7567413	9:43 AM
213	00213	2715 PARADE STREET		ERIE	PA	16504-2811	ERIE	814 - 454-5148	AR2384078	1:00 PM
216	00216	PO BOX 658	ROUTES 435/502	MOSCOW	PA	18444-0658	LACKAWANNA	570 - 842-6766	AR2328537	2:15 PM
218	00218	5 EAST MAIN STREET		NANTICOKE	PA	18634-1601	LUZERNE	570 - 735-4324	AK7253367	10:00 AM
219	00219	123 EAST MAIN STREET		DENVILLE	NJ	07834-2603	MORRIS	973 - 627-3312	AR7253278	11:10 AM
220	00220	2 UPPER SAREPTA ROAD		BELVIDERE	NJ	07823-2630	WARREN	908 - 475-5747	AR7253280	10:15 AM
223	00223	452 SOUTH LEHIGH AVENUE		FRACKVILLE	PA	17931-2414	SCHUYLKILL	570 - 874-1587	AK7253381	1:25 PM
224	00224	VILLAGE SHOPPING CENTER	ROUTE 29 SOUTH SUITE 13	TUNKHANNOCK	PA	18657-9809	WYOMING	570 - 836-5515	AK7588796	10:45 AM
225	00225	5612 N. FIFTH STREET		PHILADELPHIA	PA	19120-2306	PHILADELPHIA	215 - 927-0366	AK7253393	2:45 PM
226	00226	338 EAST ALLEGHENY AVENUE		PHILADELPHIA	PA	19134-2321	PHILADELPHIA	215 - 634-4397	AK7253406	9:50 AM
229	00229	MALL PLAZA	ROUTE 6	HONESDALE	PA	18431-9806	WAYNE	570 - 253-0762	AK7253519	11:25 AM
230	00230	200 NORTH ANTRIM WAY		GREENCASTLE	PA	17225-1406	FRANKLIN	717 - 597-4617	AK7802805	9:30 AM
232	00232	4015 LINCOLN WAY EAST		FAYETTEVILLE	PA	17222-1126	FRANKLIN	717 - 352-3850	AK7253420	8:13 AM
233	00233	7649 LAKE RAYSTOWN SHOPPING CR		HUNTINGDON	PA	16652-8403	HUNTINGDON	814 - 643-3661	AK7253432	10:39 AM
236	00236	1360 BLACKWOOD CLEMENTON RD.		CLEMENTON	NJ	08021-5610	CAMDEN	856 - 627-5500	AR7253305	11:30 AM
237	00237	WHARTON MALL	350 NORTH MAIN STREET	WHARTON	NJ	07885-1722	MORRIS	973 - 361-6810	AR7253317	12:00 PM
238	00238	10 PORTLAND AVENUE		BERGENFIELD	NJ	07621-2305	BERGEN	201 - 384-2789	AR7253329	1:45 PM
242	00242	726 MARKET STREET		PHILADELPHIA	PA	19106-2312	PHILADELPHIA	215 - 627-6433	BR2054740	11:00 AM
245	00245	2 CUMBERLAND STREET		LEBANON	PA	17042-5491	LEBANON	717 - 272-4663	AR8375176	12:45 PM
246	00246	337 WEST CHOCOLATE AVENUE		HERSHEY	PA	17033-1636	DAUPHIN	717 - 533-2941	AK7253470	11:00 AM
247	00247	1535 CHESTNUT STREET		PHILADELPHIA	PA	19102-2501	PHILADELPHIA	215 - 564-2790	AR1956311	9:00 AM
253	00253	GROUNDHOG PLAZA	203 N. FRONT STREET	PUNXSUTAWNEY	PA	15767-2133	JEFFERSON	814 - 938-3881	AR7757783	11:15 AM
256	00256	1081 MT. VERNON AVENUE		MARION	OH	43302-5643	MARION	740 - 389-2700	BR5109788	10:05 AM
257	00257	1934 STATE ROUTE 52		LIBERTY	NY	12754-8310	SULLIVAN	845 - 292-4114	AR8117586	11:15 AM

260	00260	1000 PENNSYLVANIA AVENUE		ELMIRA	NY	14904-2609	CHEMUNG	607 - 733-6262	AR8103587	1:00 PM
263	00263	SHOP & SAVE S/C	990 NORTH MAIN ST	GREENSBURG	PA	15601-1300	WESTMORELAND	724 - 837-4164	AR8381775	10:48 AM
264	00264	375 PHILADELPHIA STREET		INDIANA	PA	15701-2068	INDIANA	724 - 465-2243	AR8232186	8:52 AM
268	00268	5504 WALNUT STREET		PITTSBURGH	PA	15232-2312	ALLEGHENY	412 - 681-5144	AR8126408	12:03 PM
269	00269	230 HAYS AVENUE		PITTSBURGH	PA	15210-2202	ALLEGHENY	412 - 431-8282	AR8126369	12:07 PM
272	00272	209 ATWOOD STREET		PITTSBURGH	PA	15213-4001	ALLEGHENY	412 - 621-4302	AR8126383	10:26 AM
273	00273	2300 JANE STREET		PITTSBURGH	PA	15203-2212	ALLEGHENY	412 - 431-6773	AR8126422	8:56 AM
274	00274	1912 MURRAY AVENUE		PITTSBURGH	PA	15217-1608	ALLEGHENY	412 - 521-3900	AR8126434	11:23 AM
277	00277	136 WEST CENTER STREET		MARION	OH	43302-3704	MARION	740 - 382-0650	BR5109790	10:15 AM
278	00278	VILLAGE SHOPPING CENTER	537 JERMOR LANE	WESTMINSTER	MD	21157-6114	CARROLL	410 - 848-0212	BR1538846	7:55 AM
279	00279	100 WEST MAIN STREET		LEXINGTON	KY	40507-1319	FAYETTE	859 - 252-0952	AR8354590	1:00 AM
280	00280	406 WASHINGTON STREET		RAVENSWOOD	WV	26164-1706	JACKSON	304 - 273-4496	AR8132716	8:00 AM
284	00284	8 CHERRY RIVER PLAZA		RICHWOOD	WV	26261-1371	NICHOLAS	304 - 846-2406	AR8399520	11:20 AM
285	00285	SCHODACK PLAZA	1649 COLUMBIA TURNPIKE	CASTLETON	NY	12033-9583	RENSSELAER	518 - 477-8166	AR8381648	10:55 AM
286	00286	513 STOKES DRIVE		HINTON	WV	25951-2553	SUMMERS	304 - 466-5069	AR8622626	11:50 AM
287	00287	10701 NEW GEORGES CREEK RD SW		FROSTBURG	MD	21532-1457	ALLEGANY	301 - 689-2422	AR8687824	11:54 AM
290	00290	500 EAST LANCASTER AVENUE		SHILLINGTON	PA	19607-1365	BERKS	610 - 775-0307	AR8358891	10:45 AM
291	00291	QUAKER VILLAGE S/C	345 W. BROAD STREET	QUAKERTOWN	PA	18951-1250	BUCKS	215 - 536-1800	AR8358889	10:45 AM
293	00293	WARMINSTER PLAZA	YORK & STREET ROADS	WARMINSTER	PA	18974-2701	BUCKS	215 - 674-0122	AR8358916	12:15 PM
294	00294	6401 SISSONVILLE DRIVE		SISSONVILLE	WV	25312-9463	KANAWHA	304 - 984-9597	AR8822935	10:30 AM
295	00295	60 BUSINESS US 23 N		LOUISA	KY	41230-1261	LAWRENCE	606 - 638-3110	AR8585323	9:15 AM
297	00297	HANNAFORD PLAZA	“896 PUTNEY ROAD, #6”	BRATTLEBORO	VT	05301-9064	WINDHAM	802 - 257-5592	AR8519932	1:45 PM
299	00299	TRANSIT FRENCH PLAZA	“4779 TRANSIT RD., SUITE 19”	DEPEW	NY	14043-4915	ERIE	716 - 668-7998	AR8517596	1:00 PM
304	00304	3716 1/2 W. BELVEDERE AVE.		BALTIMORE	MD	21215-5708	BALTIMORE CITY	410 - 664-6640	AR7474086	9:17 AM
314	00314	ST. JOHN'S PLAZA	9150 BALTIMORE NATL PK	ELLICOTT CITY	MD	21042-2614	HOWARD	410 - 465-4666	AR7960239	9:00 AM
315	00315	ROSEDALE PLAZA	1737 CHESACO AVENUE	BALTIMORE	MD	21237-1518	BALTIMORE	410 - 866-2881	AR7474101	9:14 AM
318	00318	9708 BELAIR ROAD		BALTIMORE	MD	21236-1108	BALTIMORE	410 - 529-6911	AR7474113	11:16 AM
319	00319	10119 OLD OCEAN CITY BLVD.		BERLIN	MD	21811-1143	WORCESTER	410 - 629-0536	AR7474125	10:55 AM
321	00321	OXFORD MALL	495 NORTH 3RD STREET	OXFORD	PA	19363-1430	CHESTER	610 - 932-5200	AR7908556	12:00 PM
324	00324	140 BACK RIVER NECK RD.		BALTIMORE	MD	21221-3924	BALTIMORE	410 - 238-0511	AR7474149	9:35 AM
326	00326	301 WEST LEXINGTON STREET		BALTIMORE	MD	21201-3414	BALTIMORE CITY	410 - 727-1108	AR7473832	6:02 AM
327	00327	HOLLINSWOOD S/C	2145 W. PATAPSCO AVE.	BALTIMORE	MD	21230-2946	BALTIMORE CITY	410 - 644-6654	AR7473844	9:06 AM
334	00334	THE ROTUNDA	711 W. 40TH STREET	BALTIMORE	MD	21211-2120	BALTIMORE CITY	410 - 467-3343	AR7473894	5:02 AM
335	00335	740 SOUTH SALISBURY ROAD		SALISBURY	MD	21801-5846	WICOMICO	410 - 334-3933	AR7473907	9:59 AM
336	00336	3133 GREENMOUNT AVENUE		BALTIMORE	MD	21218-3418	BALTIMORE CITY	410 - 467-1412	AR7473919	10:55 AM
337	00337	3935-37 ERDMAN AVENUE		BALTIMORE	MD	21213-2004	BALTIMORE CITY	410 - 342-2606	AR7473921	8:50 AM
339	00339	29-31 SHIPPING PLACE		BALTIMORE	MD	21222-4313	BALTIMORE	410 - 282-0020	AR7473945	8:24 AM
340	00340	ANNESLIE SHOPPING CENTER	6325 YORK ROAD	BALTIMORE	MD	21212-2359	BALTIMORE CITY	410 - 828-6567	AR7473957	7:11 AM
347	00347	22 CARROLL PLAZA		WESTMINSTER	MD	21157-4831	CARROLL	410 - 876-1513	AR7473717	6:24 AM
349	00349	4380 PARK HEIGHTS AVE.		BALTIMORE	MD	21215-6737	BALTIMORE CITY	410 - 664-8644	AR2129218	9:20 AM

350	00350	3425 BELAIR ROAD		BALTIMORE	MD	21213-1246	BALTIMORE CITY	410 - 488-8402	AR7473743	8:36 AM
352	00352	3700 FALLS ROAD		BALTIMORE	MD	21211-2432	BALTIMORE CITY	410 - 467-7004	AR7473767	6:17 AM
354	00354	2043 MONDAWMIN MALL		BALTIMORE	MD	21215-8024	BALTIMORE CITY	410 - 523-6315	AR7473781	10:05 AM
355	00355	125 E. BALTIMORE STREET		BALTIMORE	MD	21202-1607	BALTIMORE CITY	410 - 685-4340	AR7473793	6:27 AM
356	00356	3804 LIBERTY HGTS. AVE.		BALTIMORE	MD	21215-7119	BALTIMORE CITY	410 - 367-5151	AR1738446	9:29 AM
362	00362	4600 WEST NORTHERN PARKWAY		BALTIMORE	MD	21215-3242	BALTIMORE CITY	410 - 358-9777	AR7473414	8:00 AM
365	00365	BIG ELK MALL	103 BIG ELK MALL	ELKTON	MD	21921-5912	CECIL	410 - 398-9595	AR7473440	10:35 AM
366	00366	WESTSIDE	2497 FREDERICK AVENUE	BALTIMORE	MD	21223-2856	BALTIMORE CITY	410 - 947-0500	AR7473452	9:39 AM
367	00367	GARDENVILLE S.C.	4214 FRANKFORD AVENUE	BALTIMORE	MD	21206-5131	BALTIMORE CITY	410 - 488-3500	AR1953163	9:27 AM
368	00368	NORTHWOODS PLAZA	1538-42 HAVENWOOD ROAD	BALTIMORE	MD	21218-1629	BALTIMORE CITY	410 - 889-3227	AR7473476	8:08 AM
369	00369	PARKVILLE SHOPPING CENTER	7649-51 HARFORD ROAD	BALTIMORE	MD	21234-6401	BALTIMORE	410 - 444-4700	AR7473488	9:50 AM
371	00371	WOODMOOR SHOPPING CENTER	7015 LIBERTY ROAD	BALTIMORE	MD	21207-5802	BALTIMORE	410 - 265-7600	AR7473503	10:56 AM
372	00372	6838 LOCH RAVEN BOULEVARD		BALTIMORE	MD	21286-8301	BALTIMORE	410 - 825-8900	AR7473515	8:29 AM
373	00373	1340 EASTERN BOULEVARD		BALTIMORE	MD	21221-3423	BALTIMORE	410 - 780-7020	AR1201386	9:09 AM
374	00374	INGLESIDE S/C	5624 BALTIMORE NATIONAL PK	BALTIMORE	MD	21228-1401	BALTIMORE CITY	410 - 719-7608	AR7473539	8:07 AM
377	00377	4733 WESTLAND BOULEVARD		ARBUTUS	MD	21227-1320	BALTIMORE CITY	410 - 247-2614	AR7473565	6:57 AM
379	00379	“TOWSON TOWN CENTER, SUITE 164	825 DULANEY VALLEY RD	TOWSON	MD	21204-1011	BALTIMORE	410 - 825-1044	AR7473589	7:43 AM
380	00380	YORKRIDGE S/C	20 WEST RIDGELY ROAD	LUTHERVILLE	MD	21093-5112	BALTIMORE CITY	410 - 252-0195	AR7473591	9:40 AM
381	00381	MERRITT PARK S/C	1762 MERRITT BLVD.	BALTIMORE	MD	21222-3212	BALTIMORE	410 - 282-4020	AR7473604	8:42 AM
382	00382	REISTERSTOWN S/C	11917-19 REISTERSTOWN ROAD	REISTERSTOWN	MD	21136-3030	BALTIMORE	410 - 833-0183	AR7473616	5:23 AM
383	00383	PERRY HALL S/C	4339 EBENEZER ROAD	BALTIMORE	MD	21236-2143	BALTIMORE	410 - 529-6171	AR9339020	10:57 AM
384	00384	8601 BALTIMORE NATIONAL PIKE		ELLICOTT CITY	MD	21043-4176	HOWARD	410 - 480-1377	AR7473630	7:47 AM
385	00385	5804 RITCHIE HIGHWAY		BALTIMORE	MD	21225-3743	BALTIMORE CITY	410 - 789-3775	AR7473642	8:07 AM
386	00386	25 JONES STATION ROAD WEST		SEVERNA PARK	MD	21146-4200	ANNE ARUNDEL	410 - 647-0451	AR7473654	10:53 AM
390	00390	8634 LIBERTY ROAD		RANDALLSTOWN	MD	21133-4707	BALTIMORE	410 - 655-2159	AR7473680	10:41 AM
391	00391	GALLERIA S.C.	1411 YORK ROAD	LUTHERVILLE	MD	21093-6014	BALTIMORE	410 - 321-7161	AR7473995	9:27 AM
392	00392	YORKTOWNE SHOPPING CENTER	122 CRANBROOK ROAD	COCKEYSVILLE	MD	21030-3405	BALTIMORE	410 - 628-4190	AR7474000	7:27 AM
393	00393	4500 EDMONDSON AVENUE		BALTIMORE	MD	21229-1506	BALTIMORE CITY	410 - 566-2720	AR7474012	7:58 AM
402	00402	90 NORTH BROAD STREET		NORWICH	NY	13815-1312	CHENANGO	607 - 334-5003	AR6938887	1:00 PM
406	00406	86 ELM STREET		MILFORD	NH	03055-4714	HILLSBOROUGH	603 - 249-9901	AR9812137	1:00 PM
407	00407	366 GEORGE STREET		NEW BRUNSWICK	NJ	08901-2004	MIDDLESEX	732 - 247-2331	AR6879158	10:10 AM
408	00408	540 EAST MIDLOTHIAN BLVD.		YOUNGSTOWN	OH	44502-2545	MAHONING	330 - 782-0807	AR6851984	12:08 PM
412	00412	167-69 GENESEE STREET		UTICA	NY	13501-2106	ONEIDA	315 - 735-4213	AR1246809	10:25 AM
415	00415	33 PUBLIC SQUARE		WILKES-BARRE	PA	18701-1701	LUZERNE	570 - 829-3568	AR6990762	10:45 AM
416	00416	STAR MARKET S/C	151 WEST MAIN STREET	LEROY	NY	14482-1317	GENESEE	585 - 768-2300	AR7216799	1:00 PM
418	00418	105 OLD YORK ROAD		NEW CUMBERLAND	PA	17070-2485	YORK	717 - 774-0261	AR7411109	9:00 AM
419	00419	HOLMESBURG SHOPPING CENTER	8445 FRANKFORD AVENUE	PHILADELPHIA	PA	19136-2420	PHILADELPHIA	215 - 333-0535	AR7381748	11:00 AM
424	00424	3480 JEROME AVENUE		BRONX	NY	10467-1002	BRONX	718 - 231-2609	AR7480267	9:50 AM

425	00425	3258 BRIDGE AVENUE		POINT PLEASANT	NJ	08742-3459	OCEAN	732 - 892-5673	AR7199121	12:20 PM
432	00432	350 NORTHSIDE DRIVE		BENNINGTON	VT	05201-1673	BENNINGTON	802 - 442-3286	AR7242857	10:05 AM
433	00433	831 W. BROWNING ROAD		BELLMAWR	NJ	08031-1723	CAMDEN	856 - 931-6500	AR7027837	9:50 AM
441	00441	CHAPEL SQUARE MALL	900 CHAPEL SQUARE STREET	NEW HAVEN	CT	06510-2802	NEW HAVEN	203 - 777-7248	AR7222057	11:00 AM
442	00442	138 ELM STREET		PENN YAN	NY	14527-1412	YATES	315 - 536-2446	AR7388920	1:00 PM
443	00443	PENNSBURG SQUARE S/C	468 POTTSTOWN AVENUE	PENNSBURG	PA	18073-1423	MONTGOMERY	215 - 679-4411	AR7414864	10:00 AM
447	00447	12 DOUGLASSVILLE SHOP CR	(ROUTES 422/662)	DOUGLASSVILLE	PA	19518-1566	BERKS	610 - 385-6643	AR7382978	9:30 AM
449	00449	590 W. MAIN STREET		NEW LEBANON	OH	45345-1426	MONTGOMERY	937 - 687-3456	AR7685588	11:45 AM
450	00450	138 NORTH 5TH AVENUE		STEUBENVILLE	OH	43952-2128	JEFFERSON	740 - 282-1801	AR8503915	9:42 AM
451	00451	1200 WEST MARKET STREET		YORK	PA	17404-3416	YORK	717 - 854-6989	AR7499216	1:00 PM
452	00452	8 ELK PLAZA		ELKVIEW	WV	25071-9602	KANAWHA	304 - 965-1111	AR8716461	9:30 AM
454	00454	CROSSROADS PLAZA	800 BUSTLETON PIKE	RICHBORO	PA	18954-1360	BUCKS	215 - 357-1345	AR7828392	9:50 AM
456	00456	1203 EASTERN AVENUE		SCHENECTADY	NY	12308-3501	SCHENECTADY	518 - 393-4549	AR7654331	11:45 AM
457	00457	SNYDER SQUARE SHOPPING CENTER	1602 COWPATH ROAD	HATFIELD	PA	19440-3104	MONTGOMERY	215 - 362-1040	AR7648364	12:25 PM
458	00458	1262 DIX AVENUE		HUDSON FALLS	NY	12839-9618	WASHINGTON	518 - 747-0292	AR7837997	9:58 AM
459	00459	140-42 FERRY STREET		NEWARK	NJ	07105-2113	ESSEX	973 - 344-2982	AR8046395	10:30 AM
462	00462	64 PRINCETON HIGHTSTOWN RD #11		PRINCETON JUNCTION	NJ	08550-1103	MERCER	609 - 799-4114	AR8132831	11:45 AM
467	00467	WEST READING SHOPPING CENTER	525 PENN AVENUE	WEST READING	PA	19611-1035	BERKS	610 - 373-5241	AR7828784	11:00 AM
468	00468	MIDTOWN PLAZA	175 MIDTOWN PLAZA	ROCHESTER	NY	14604-2059	MONROE	585 - 546-2448	AR7582213	1:00 PM
471	00471	705 ANDERSON AVENUE		CLIFFSIDE PARK	NJ	07010-2032	BERGEN	201 - 943-2225	AR1227380	12:00 PM
475	00475	167 MAIN STREET		SOUTHINGTON	CT	06489-2505	HARTFORD	860 - 628-2444	AR7922823	5:13 AM
476	00476	JACKSONVILLE MANOR S/C	3463 SWEET AIR ROAD	PHOENIX	MD	21131-1825	BALTIMORE	410 - 666-8220	AR8023400	6:52 AM
478	00478	5400 RISING SUN AVENUE		PHILADELPHIA	PA	19120-3009	PHILADELPHIA	215 - 329-0312	AR8391447	2:50 PM
479	00479	7615 LINDBERG BLVD		PHILADELPHIA	PA	19153-2301	PHILADELPHIA	215 - 492-0492	AR8558275	1:00 PM
482	00482	8491 FORT SMALLWOOD ROAD		PASADENA	MD	21122-2739	ANNE ARUNDEL	410 - 255-5361	AR8294681	8:55 AM
483	00483	3301 BAYSHORE ROAD		NORTH CAPE MAY	NJ	08204-3711	CAPE MAY	609 - 884-5464	AR9018917	9:30 AM
489	00489	BAY HILLS S.C.	1264 BAY DALE DRIVE	ARNOLD	MD	21012-2325	ANNE ARUNDEL	410 - 757-0027	AR8161159	10:36 AM
494	00494	362 SOUTH MAIN STREET		LEITCHFIELD	KY	42754-1428	GRAYSON	270 - 259-5720	AR8114720	10:15 AM
497	00497	350 NIAGARA STREET		BUFFALO	NY	14201-1833	ERIE	716 - 853-3111	AR8114679	1:00 PM
498	00498	142 GRANT STREET		BUFFALO	NY	14213-1605	ERIE	716 - 885-3111	AR8114681	1:00 PM
499	00499	424 ELMWOOD AVE.		BUFFALO	NY	14222-2210	ERIE	716 - 882-3111	AR1031676	1:00 PM
501	00501	201 NORTH WASHINGTON AVENUE		SCRANTON	PA	18503-1503	LACKAWANNA	570 - 343-7301	AR2407547	10:30 AM
507	00507	10 SOUTH CENTER STREET		POTTSVILLE	PA	17901-3001	SCHUYLKILL	570 - 628-2537	AP2452554	11:50 AM
508	00508	5706 BERGENLINE AVENUE		WEST NEW YORK	NJ	07093-1230	HUDSON	201 - 869-8054	AR6430487	12:45 PM
512	00512	111 MARKET STREET		NEWARK	NJ	07102-2809	ESSEX	973 - 624-4999	AR7466065	11:00 AM
513	00513	1085 MAIN STREET		BRIDGEPORT	CT	06604-4405	FAIRFIELD	203 - 384-0051	AR4712560	5:45 AM
514	00514	471 BROADWAY		BAYONNE	NJ	07002-3622	HUDSON	201 - 339-8181	AR0616461	12:15 PM
517	00517	40-42 WEST MARKET STREET		YORK	PA	17401-1203	YORK	717 - 854-4432	AR4462153	1:15 PM
523	00523	2 SOUTH BROADWAY		CAMDEN	NJ	08103-1206	CAMDEN	856 - 963-9311	BR0376613	11:25 AM

524	00524	PO BOX 967	MAIN STREET	SALTVILLE	VA	24370-0967	SMYTH	276 - 496-5289	AR2404705	1:34 PM
525	00525	301 NORTHAMPTON STREET		EASTON	PA	18042-3513	NORTHAMPTON	610 - 253-5379	AR6116873	12:15 PM
531	00531	226 WASHINGTON STREET		HOBOKEN	NJ	07030-4709	HUDSON	201 - 659-9055	AR0618338	9:20 AM
532	00532	127-29 EAST STATE STREET		TRENTON	NJ	08608-1709	MERCER	609 - 394-1193	AR0674829	10:50 AM
537	00537	17-21 NORTH PEARL STREET		ALBANY	NY	12207-2701	ALBANY	518 - 434-6024	AR4137952	11:05 AM
539	00539	733 HAMILTON ST. MALL		ALLENTOWN	PA	18101-2434	LEHIGH	610 - 435-8211	AR8503903	10:00 AM
542	00542	3601 BERGENLINE AVENUE		UNION CITY	NJ	07087-4752	HUDSON	201 - 865-3237	AR0616459	1:00 PM
543	00543	5224 FIFTH AVENUE		BROOKLYN	NY	11220-2709	KINGS	718 - 765-1833	BR6105503	12:05 PM
546	00546	301 SOUTH SALINA STREET		SYRACUSE	NY	13202-1601	ONONDAGA	315 - 471-0373	AT1246758	1:00 PM
549	00549	2158 WHITE PLAINS ROAD		BRONX	NY	10462-1406	BRONX	718 - 892-2288	AR5822792	9:10 AM
552	00552	6401 OXFORD AVENUE		PHILADELPHIA	PA	19111-5421	PHILADELPHIA	215 - 745-2557	AR5416866	2:00 PM
553	00553	4011 COTTMAN AVENUE		PHILADELPHIA	PA	19135-1005	PHILADELPHIA	215 - 332-8899	AR7198167	10:50 AM
554	00554	9280 KREWSTOWN ROAD		PHILADELPHIA	PA	19115-3723	PHILADELPHIA	215 - 676-1453	AR1947689	11:20 AM
555	00555	6430 CASTOR AVENUE		PHILADELPHIA	PA	19149-2737	PHILADELPHIA	215 - 744-2706	AR5744037	1:45 PM
558	00558	1441 OLD YORK ROAD		ABINGTON	PA	19001-2710	MONTGOMERY	215 - 886-0472	AR3142988	9:40 AM
560	00560	ROOSEVELT MALL	2327 COTTMAN AVENUE	PHILADELPHIA	PA	19149-1002	PHILADELPHIA	215 - 331-2858	AR5271604	1:20 PM
561	00561	VALLEY S/C	1004 N. ELMIRA ST.	SAYRE	PA	18840-2642	BRADFORD	570 - 888-7516	AR2410671	1:00 PM
564	00564	462 FIFTH AVENUE		BROOKLYN	NY	11215-4004	KINGS	718 - 499-7500	AR3165568	12:10 PM
565	00565	452 MAIN STREET		BUFFALO	NY	14202-3203	ERIE	716 - 854-3387	AR3280461	1:00 PM
568	00568	50 SOUTH MAIN STREET		JAMESTOWN	NY	14701-6633	CHAUTAUQUA	716 - 664-2650	AR5228285	1:00 PM
572	00572	119-10 LIBERTY AVENUE		RICHMOND HILL	NY	11419-2002	QUEENS	—	AR6311512	1:00 PM
574	00574	K MART PLAZA	475 ROUTE 17M	MONROE	NY	10950-4120	ORANGE	845 - 783-3101	AR4137976	2:15 PM
576	00576	605 NORTH COLONY ROAD		WALLINGFORD	CT	06492-3109	NEW HAVEN	203 - 265-3600	AR5880720	6:37 AM
577	00577	941 STATE ROUTE 17C		OWEGO	NY	13827-9801	TIOGA	607 - 687-5566	AR4695473	1:00 PM
581	00581	90 WEST AVENUE		SARATOGA SPRINGS	NY	12866-6003	SARATOGA	518 - 587-0721	AR6946391	10:45 AM
585	00585	1015 SPRINGFIELD AVENUE		IRVINGTON	NJ	07111-2024	ESSEX	973 - 372-3010	AR7048780	12:15 PM
587	00587	BERKSHIRE MALL	1665 BERN ROAD	WYOMISSING	PA	19604-1629	BERKS	610 - 376-8065	AR2344151	1:30 PM
588	00588	2141 SOUTH CRATER ROAD		PETERSBURG	VA	23805-2701	DINWIDDIE	804 - 733-3471	AR3144526	10:37 AM
590	00590	169 NORTH MAIN STREET		GLOVERSVILLE	NY	12078-2402	FULTON	518 - 725-8659	AR4137964	11:15 AM
594	00594	1896 ROUTE 6		CARMEL	NY	10512-2355	PUTNAM	845 - 225-6189	AR5038167	1:15 PM
595	00595	195 MOUNTAIN AVENUE		HACKETTSTOWN	NJ	07840-2418	MORRIS	908 - 852-2888	AR4897180	11:30 AM
596	00596	827 N. CENTER STREET		CORRY	PA	16407-1225	ERIE	814 - 665-3764	AR5416549	12:21 PM
597	00597	RED OAKS MILL	40 VASSAR ROAD	POUGHKEEPSIE	NY	12603-5241	DUTCHESS	845 - 462-9773	AR6550025	1:15 PM
599	00599	542 MILLTOWN ROAD		NORTH BRUNSWICK	NJ	08902-3327	MIDDLESEX	732 - 545-9487	AR4127622	9:50 AM
602	00602	529 MONROE AVENUE		ROCHESTER	NY	14607-3722	MONROE	585 - 244-1711	AN1246772	1:00 PM
606	00606	1000 COURT STREET		UTICA	NY	13502-4018	ONEIDA	315 - 797-5313	AR9811971	12:10 PM
607	00607	47 EAST GENESEE STREET		AUBURN	NY	13021-4027	CAYUGA	315 - 252-5661	AR3495808	1:00 PM
609	00609	1727 BLACK RIVER BOULEVARD		ROME	NY	13440-2425	ONEIDA	315 - 336-8890	AR1246811	11:15 AM
610	00610	WESTGATE	1124 ERIE BLVD. WEST	ROME	NY	13440-2948	ONEIDA	315 - 337-4120	AR1246823	11:35 AM
613	00613	437 LYELL AVENUE		ROCHESTER	NY	14606-1638	MONROE	585 - 647-2784	AD3526324	1:00 PM
614	00614	2918 DEWEY AVENUE		ROCHESTER	NY	14616-4634	MONROE	585 - 865-2210	AR2196017	1:00 PM

615	00615	792 WEST MAIN STREET		ROCHESTER	NY	14611-2343	MONROE	585 - 235-2726	AD3526336	1:00 PM
617	00617	1433 CULVER ROAD		ROCHESTER	NY	14609-4235	MONROE	585 - 288-3000	AD3526348	1:00 PM
621	00621	GOODMAN PLAZA	804 N GOODMAN ST	ROCHESTER	NY	14609-4639	MONROE	585 - 288-7600	AD3526362	1:00 PM
623	00623	1436 WEST RIDGE ROAD		ROCHESTER	NY	14615-2411	MONROE	585 - 663-4240	AS3526386	1:00 PM
629	00629	1000 NORTH CLINTON AVENUE		ROCHESTER	NY	14621-4526	MONROE	585 - 544-8210	AD3526413	1:00 PM
631	00631	4001 SOUTH SALINA STREET		SYRACUSE	NY	13205-2059	ONONDAGA	315 - 469-1701	AD3526437	1:00 PM
632	00632	1405 EAST GENESEE STREET		SYRACUSE	NY	13210-1113	ONONDAGA	315 - 472-1042	AD3526463	1:00 PM
633	00633	1819 WEST GENESEE STREET		SYRACUSE	NY	13204-1811	ONONDAGA	315 - 488-2799	AD3526449	1:00 PM
636	00636	519 BUTTERNUT STREET		SYRACUSE	NY	13208-2628	ONONDAGA	315 - 471-1204	AD3526475	1:00 PM
638	00638	NORTH UTICA PLAZA	30 AUERT AVE.	UTICA	NY	13502-2308	ONEIDA	315 - 735-6081	AD3526499	9:40 AM
639	00639	1924 GENESEE STREET		UTICA	NY	13502-5627	ONEIDA	315 - 792-9595	AD3526502	10:10 AM
640	00640	2 CENTER STREET		NEW HARTFORD	NY	13413-2817	ONEIDA	315 - 733-3621	AR9072000	9:50 AM
641	00641	1033 MOHAWK STREET		UTICA	NY	13501-3136	ONEIDA	315 - 733-3604	AD3526526	10:35 AM
642	00642	141 ORISKANY BOULEVARD		WHITESBORO	NY	13492-1549	ONEIDA	315 - 736-4943	AD3526538	10:50 AM
643	00643	232 MOHAWK STREET		HERKIMER	NY	13350-2328	HERKIMER	315 - 866-4570	AD3526540	12:00 PM
645	00645	QUEENSBURY PLAZA	727 GLEN STREET	QUEENSBURY	NY	12804-2029	WARREN	518 - 793-3132	AD1115282	11:48 AM
646	00646	147 N. COMRIE AVENUE		JOHNSTOWN	NY	12095-1906	FULTON	518 - 762-4311	AD1115294	10:20 AM
648	00648	94 MAIN STREET		SOUTH GLENS FALLS	NY	12803-4866	SARATOGA	518 - 792-5575	AD1115319	10:27 AM
650	00650	419 DIVISION STREET		NORTH TONAWANDA	NY	14120-4636	NIAGARA	716 - 692-8722	AG4094037	1:00 PM
652	00652	400 CHESTNUT STREET		ONEONTA	NY	13820-2121	OTSEGO	607 - 432-3200	AR6866466	11:10 AM
653	00653	4764 SALINA STREET		PULASKI	NY	13142-4715	OSWEGO	315 - 298-6027	AR5997498	1:00 PM
654	00654	1 NORTH BROAD STREET	PO BOX 106	CARTHAGE	NY	13619-0106	JEFFERSON	315 - 493-3606	AR8102686	1:00 PM
655	00655	1365 WEST GENESEE STREET		CHITTENANGO	NY	13037-8763	MADISON	315 - 687-3841	AR4094051	1:00 PM
661	00661	2025 WESTERN AVENUE		ALBANY	NY	12203-5021	ALBANY	518 - 456-5112	AR4295033	10:35 AM
665	00665	1422 SOUTH MAIN STREET		MEDINA	NY	14103-9779	ORLEANS	585 - 798-1980	AR5916373	1:00 PM
667	00667	404 MAIN STREET		ANSONIA	CT	06401-2303	NEW HAVEN	203 - 734-3152	AR5106023	8:08 AM
668	00668	CALDOR S/C	143 RONKONKOMA AVENUE	LAKE RONKONKOMA	NY	11779-3339	SUFFOLK	631 - 981-4477	AR6534348	12:20 PM
673	00673	TRIPHAMMER PLAZA	2255 N. TRIPHAMMER RD.	ITHACA	NY	14850-1576	TOMPKINS	607 - 257-1500	AR4536720	1:00 PM
675	00675	SOUTHGATE PLAZA	1050 UNION ROAD	WEST SENECA	NY	14224-3402	ERIE	716 - 674-4375	AR4280626	1:00 PM
676	00676	PRICE CHOPPER PLAZA	8648 STATE ROUTE 22 STE 2	GRANVILLE	NY	12832-2481	WASHINGTON	518 - 642-2332	AR5977561	10:48 AM
679	00679	69 S. 69TH STREET		UPPER DARBY	PA	19082-2433	DELAWARE	610 - 352-5300	AR5068677	9:30 AM
684	00684	140 WATER STREET		RED BANK	NJ	07701-1165	MONMOUTH	732 - 747-3727	AR6836463	12:25 PM
685	00685	RIVER MALL SHOPPING CENTER	2265 DOWNER STREET	BALDWINSVILLE	NY	13027-2370	ONONDAGA	315 - 638-1717	AR4508050	1:00 PM
686	00686	9519 FOSTER WHEELER ROAD		NORTH DANSVILLE	NY	14437-9259	LIVINGSTON	585 - 335-6760	AR5674533	1:00 PM
687	00687	249 CUTHBERT BOULEVARD		OAKLYN	NJ	08107-1017	CAMDEN	856 - 869-5410	AR5314202	1:30 PM
688	00688	242 W. MARLTON PIKE		CHERRY HILL	NJ	08002-3016	CAMDEN	856 - 428-0473	AR5314199	2:10 PM
695	00695	AIRPORT PLAZA	1360 ROUTE 36	HAZLET	NJ	07730-1716	MONMOUTH	732 - 264-3114	AR6375085	1:25 PM
696	00696	15 WEST CENTRE STREET		MAHANOY CITY	PA	17948-2603	SCHUYLKILL	570 - 773-1455	AR5942900	2:15 PM
699	00699	120 JEFFERSON AVENUE		MOUNDSVILLE	WV	26041-1411	MARSHALL	304 - 845-4230	AR4573413	11:23 AM
703	00703	2704 BELMONT AVENUE		YOUNGSTOWN	OH	44505-1820	TRUMBULL	330 - 759-2062	AR4790487	11:41 AM

704	00704	EAST HILL PLAZA	323 PINE TREE ROAD	ITHACA	NY	14850-2820	TOMPKINS	607 - 273-2035	AR6042662	1:00 PM
706	00706	MILLSIDE SHOPPING CENTER	4004 ROUTE 130 SUITE 10	DELRAN	NJ	08075-2493	BURLINGTON	856 - 461-1250	AR5424394	9:25 AM
710	00710	199 EAST RIDGEWOOD AVENUE		RIDGEWOOD	NJ	07450-3815	BERGEN	201 - 447-3424	AR6120442	10:50 AM
712	00712	5 EAST ASHTABULA STREET		JEFFERSON	OH	44047-1109	ASHTABULA	440 - 576-3921	AR2113796	12:06 PM
713	00713	5001 MAHONING AVENUE		WARREN	OH	44483-1407	TRUMBULL	330 - 847-0016	BR1869063	11:10 AM
719	00719	LOGAN SQUARE PLAZA	1864 MARKLEY STREET	NORRISTOWN	PA	19401-2904	MONTGOMERY	610 - 279-1599	AR5301558	12:00 PM
721	00721	309-11 MARKET STREET		HARRISBURG	PA	17101-2207	DAUPHIN	717 - 234-6149	AR1768449	12:30 PM
726	00726	SCRANTON PLAZA	1112 S. WASHINGTON AVENUE	SCRANTON	PA	18505-1532	LACKAWANNA	570 - 346-5924	AR5942885	11:00 AM
729	00729	59 NORTH QUEEN STREET		LANCASTER	PA	17603-3838	LANCASTER	717 - 397-6179	AR5152955	10:00 AM
731	00731	2080 NAAMANS ROAD		WILMINGTON	DE	19810-3624	NEW CASTLE	302 - 475-4690	AR9713973	12:10 PM
733	00733	111 KRUGER STREET		WHEELING	WV	26003-5120	OHIO	304 - 242-0273	AR5048043	11:56 AM
734	00734	2102 WARWOOD AVENUE		WHEELING	WV	26003-7106	OHIO	304 - 277-3607	AR5048067	1:33 PM
740	00740	TARGET SQUARE	“RD #4, BOX 91A”	CLEARFIELD	PA	16830-9191	CLEARFIELD	814 - 765-2753	AR6789006	12:58 PM
742	00742	PORT JERVIS PLAZA	100 PIKE STREET	PORT JERVIS	NY	12771-1831	ORANGE	845 - 856-8342	AR5972333	11:15 AM
743	00743	146 E. 86TH STREET		MANHATTAN	NY	10028-2107	NEW YORK	212 - 876-0600	AD1856763	1:20 PM
744	00744	75 BOSTON POST ROAD		WATERFORD	CT	06385-2423	NEW HAVEN	860 - 437-8880	AR5106035	1:00 PM
748	00748	530 LANDIS AVENUE		VINELAND	NJ	08360-8006	CUMBERLAND	856 - 691-4397	AR5277985	9:45 AM
754	00754	118 SOUTH MAIN STREET		BUTLER	PA	16001-5913	BUTLER	724 - 287-6751	AR5236179	10:27 AM
755	00755	104 GENESEE STREET		ONEIDA	NY	13421-2716	MADISON	315 - 363-3170	AR5150139	1:00 PM
756	00756	4606 ADMIRAL PEARY HIGHWAY		EBENSBURG	PA	15931-4203	CAMBRIA	814 - 472-5312	AR6539069	10:59 AM
757	00757	14 SOUTH CENTRE STREET		MERCHANTVILLE	NJ	08109-2203	CAMDEN	856 - 663-1038	AR5224958	2:40 PM
758	00758	PINE PLAZA	8317 NIAGARA FALLS BLVD.	NIAGARA FALLS	NY	14304-4708	NIAGARA	716 - 283-9430	AR1464510	1:00 PM
760	00760	10 BROAD STREET		GLENS FALLS	NY	12801-4327	WARREN	518 - 792-1131	AR5222663	10:37 AM
761	00761	2887 HARLEM ROAD		CHEEKTOWAGA	NY	14225-2527	ERIE	716 - 892-8115	AR5327261	1:00 PM
763	00763	DEL-TON PLAZA	4220 DELAWARE AVENUE	TONAWANDA	NY	14150-6120	ERIE	716 - 695-1111	BR0140121	1:00 PM
764	00764	THE CROSSINGS	5210 OAKLAWN BOULEVARD	HOPEWELL	VA	23860-7336	PRINCE GEORGE	804 - 458-8688	AR6168187	9:03 AM
766	00766	91 NEW BRIDGE ROAD		BERGENFIELD	NJ	07621-4114	BERGEN	201 - 385-2550	AR8191126	1:30 PM
775	00775	445 SALEM AVENUE		DAYTON	OH	45406-5815	MONTGOMERY	937 - 224-1400	AR5216418	9:15 AM
782	00782	128 NORTH CENTER STREET		PERRY	NY	14530-9701	WYOMING	585 - 237-3113	AR5967750	1:00 PM
783	00783	175 SOUTH MAIN STREET		ALBION	NY	14411-1630	ORLEANS	585 - 589-5685	BR0788349	1:00 PM
784	00784	CLIFTON PARK PLAZA	1028 ROUTE 146	CLIFTON PARK	NY	12065-3679	SARATOGA	518 - 371-6155	AR6168163	11:48 AM
789	00789	501 CLEMENTS BRIDGE ROAD		BARRINGTON	NJ	08007-1811	CAMDEN	856 - 547-3200	AR5424370	10:10 AM
790	00790	MANOA S/C	1301 WEST CHESTER PIKE	HAVERTOWN	PA	19083-2925	DELAWARE	610 - 446-2795	AR5376466	9:50 AM
791	00791	LYNDHURST S/C	425 VALLEY BROOK AVE.	LYNDHURST	NJ	07071-1919	BERGEN	201 - 935-1338	AR6307905	10:30 AM
793	00793	HILL'S PLAZA	1927 ATHERTON STREET	STATE COLLEGE	PA	16801-7606	CENTRE	814 - 237-1625	AR8271102	9:38 AM
794	00794	900 UNION STREET		ENGLEWOOD	OH	45322-2221	MONTGOMERY	937 - 836-5204	AR5513456	10:55 AM
799	00799	234 SOUTH MAIN STREET		ZELIENOPLE	PA	16063-1148	BUTLER	724 - 452-7360	AR9790002	9:23 AM
802	00802	205 MORRIS AVENUE		LONG BRANCH	NJ	07740-6537	MONMOUTH	732 - 222-6400	AR1884053	12:45 PM
803	00803	507 MAIN STREET		JOHNSTOWN	PA	15901-2010	CAMBRIA	814 - 536-3544	AR5683291	1:00 PM

805	00805	10 NORTH MAIN STREET		WELLSVILLE	NY	14895-1232	ALLEGANY	585 - 593-1540	AR5733173	1:00 PM
813	00813	104 E THIRD STREET		BETHLEHEM	PA	18015-1306	NORTHAMPTON	610 - 867-3981	AR6391685	10:05 AM
814	00814	MARKET STREET S.C.	801 MARKET STREET	WILMINGTON	DE	19801-3010	NEW CASTLE	302 - 655-7432	AR1481415	8:20 AM
817	00817	48 E. MAIN STREET		NORRISTOWN	PA	19401-4915	MONTGOMERY	610 - 277-3424	AR5909722	11:40 AM
818	00818	6140 WOODLAND AVENUE		PHILADELPHIA	PA	19142-3224	PHILADELPHIA	215 - 729-3213	BR0275835	12:15 PM
819	00819	340 EAST HIGH STREET		POTTSTOWN	PA	19464-5538	MONTGOMERY	610 - 326-1255	AR5743833	9:20 AM
821	00821	6744-46 NORTH FIFTH STREET		PHILADELPHIA	PA	19126-3028	PHILADELPHIA	215 - 224-2060	AW6365236	2:30 PM
822	00822	5911-5933 RIDGE AVENUE		PHILADELPHIA	PA	19128-1642	PHILADELPHIA	215 - 482-1992	AR7190919	11:45 AM
830	00830	BELL'S CORNER	8358 BUSTLETON AVE.	PHILADELPHIA	PA	19152-1909	PHILADELPHIA	215 - 725-6480	AW0576631	12:30 PM
833	00833	MAIN LINE S.C.	1408 ROUTE 130 N	CINNAMINSON	NJ	08077-3011	BURLINGTON	856 - 829-7200	AR1428526	9:10 AM
835	00835	97 W. BROAD STREET		BETHLEHEM	PA	18018-5740	NORTHAMPTON	610 - 866-8069	AW5302194	10:30 AM
836	00836	1781 STEFKO BOULEVARD		BETHLEHEM	PA	18017-6235	NORTHAMPTON	610 - 865-0761	AR9790026	10:45 AM
837	00837	715 HADDON AVENUE		HADDONFIELD	NJ	08033-1705	CAMDEN	856 - 429-0252	AR1007815	1:15 PM
839	00839	GRAYLYN CREST S/C	1718 MARSH ROAD	WILMINGTON	DE	19810-4606	NEW CASTLE	302 - 478-7200	AR6294615	12:20 PM
841	00841	52 EAST BROAD STREET		BRIDGETON	NJ	08302-2831	CUMBERLAND	856 - 455-0777	AR6532433	11:10 AM
843	00843	608 NORTH WARWICK ROAD		SOMERDALE	NJ	08083-1956	CAMDEN	856 - 784-1500	AR1112743	10:30 AM
844	00844	45 OUTWATER LANE		GARFIELD	NJ	07026-3838	BERGEN	973 - 772-2937	AR2380222	10:30 AM
845	00845	25 SOUTH BROAD STREET		ELIZABETH	NJ	07202-3401	UNION	908 - 353-0400	AR2611665	10:40 AM
850	00850	8716 NEW FALLS ROAD		LEVITTOWN	PA	19054-1708	BUCKS	215 - 945-1212	AR9626269	11:00 AM
852	00852	11750 BUSTLETON AVENUE		PHILADELPHIA	PA	19116-2516	PHILADELPHIA	215 - 934-6221	AW5240279	11:50 AM
853	00853	1165 MACARTHUR ROAD		WHITEHALL	PA	18052-7010	LEHIGH	610 - 821-0606	AW5255573	11:20 AM
855	00855	151 BOULEVARD		HASBROUCK HEIGHTS	NJ	07604-1716	BERGEN	201 - 288-5500	AR8458350	11:05 AM
856	00856	326 E. CHESTER PIKE		NORWOOD	PA	19074-1202	DELAWARE	610 - 461-8852	AR9812163	1:55 PM
857	00857	169 WEST LANCASTER AVENUE		ARDMORE	PA	19003-1401	MONTGOMERY	610 - 649-7150	AW5437719	10:15 AM
859	00859	FREDERICKSBURG S/C	513-B JEFFERSON DAVIS HWY.	FREDERICKSBURG	VA	22401-4420	SPOTSYLVANIA	540 - 373-6262	AR5802360	1:00 PM
862	00862	PO BOX 409	200 BRIDGEHAMPTON COMMONS	BRIDGEHAMPTON	NY	11932-0409	SUFFOLK	631 - 537-0235	AR6969832	10:30 AM
866	00866	501 SOUTH 29TH STREET		HARRISBURG	PA	17104-2106	DAUPHIN	717 - 233-5344	AR5653363	11:45 AM
868	00868	9 BROAD STREET		SALAMANCA	NY	14779-1418	CATTARAUGUS	716 - 945-1095	AR5772187	1:00 PM
872	00872	160-166 WEST CHELTEN AVENUE		PHILADELPHIA	PA	19144-3302	PHILADELPHIA	215 - 438-5167	AR5977573	12:05 PM
873	00873	500 N. CLAUDE LORD BOULEVARD		POTTSVILLE	PA	17901-3868	SCHUYLKILL	570 - 622-2224	AR5942897	12:00 PM
875	00875	4402 SUNSET BOULEVARD		STEUBENVILLE	OH	43952-3423	JEFFERSON	740 - 264-0611	AR5918531	10:22 AM
884	00884	9 EAST GRAND STREET		PALATINE BRIDGE	NY	13428-9775	MONTGOMERY	518 - 673-3713	AR6490180	12:50 PM
890	00890	328-334 MAIN STREET		IRWIN	PA	15642-3438	WESTMORELAND	724 - 863-3700	AR6256211	9:10 AM
895	00895	3900 CASTOR AVENUE		PHILADELPHIA	PA	19124-5602	PHILADELPHIA	215 - 289-4566	AR6249216	9:35 AM
906	00906	20 SOUTH FLORIDA STREET		BUCKHANNON	WV	26201-2665	UPSHUR	304 - 472-0150	AR6528749	12:48 PM
911	00911	5498 MAHONING AVENUE		AUSTINTOWN	OH	44515-2418	MAHONING	330 - 793-4409	BR5805455	11:36 AM
914	00914	690 BEVERLY PIKE		ELKINS	WV	26241-9475	RANDOLPH	304 - 636-7349	AR7054581	11:30 AM
915	00915	505 ROSEBUD PLAZA	ROUTE 19 SOUTH	CLARKSBURG	WV	26301-9380	HARRISON	304 - 622-6330	AR6086563	11:56 AM

917	00917	208 S. PIKE STREET		SHINNSTON	WV	26431-1122	HARRISON	304 - 592-8003	AR2434099	12:04 PM
919	00919	327 HOLLAND AVENUE		WESTOVER	WV	26505-4206	MONONGALIA	304 - 296-2547	AR5725570	12:09 PM
921	00921	150 WEST MAIN STREET		ROMNEY	WV	26757-1640	HAMPSHIRE	304 - 822-3313	AR6319924	9:34 AM
922	00922	1271 MAIN STREET		WATERTOWN	CT	06795-3107	LITCHFIELD	860 - 274-9191	AR6399352	6:25 AM
923	00923	TREVOSE S/C	1852 BROWNSVILLE RD	TREVOSE	PA	19047-3462	BUCKS	215 - 322-4107	AR6446567	9:30 AM
926	00926	1440 EAST HIGH STREET		WAYNESBURG	PA	15370-9558	GREENE	724 - 627-9849	AR6450908	9:11 AM
927	00927	236 WEST STREET		GETTYSBURG	PA	17325-2509	ADAMS	717 - 334-6447	AR6602610	7:32 AM
928	00928	15 NORTH PARK PLACE		MORRISTOWN	NJ	07960-3944	MORRIS	973 - 267-5880	AR6512330	10:40 AM
929	00929	710 BLOOMFIELD AVENUE		GLEN RIDGE	NJ	07028-2304	BERGEN	973 - 429-8384	AR6496473	12:15 PM
933	00933	28 MAIN AVENUE		LOGAN	WV	25601-3331	LOGAN	304 - 752-2910	AC2969636	10:15 AM
934	00934	“3801 MACCORKLE AVENUE, S.E.”		CHARLESTON	WV	25304-1527	KANAWHA	304 - 925-2168	AC2969775	10:30 AM
935	00935	406 WEST WASHINGTON STREET		CHARLESTON	WV	25302-2131	KANAWHA	304 - 343-8807	AC2973813	10:30 AM
937	00937	1101 MYERS AVENUE		DUNBAR	WV	25064-3118	KANAWHA	304 - 768-1284	AR6632219	8:15 AM
942	00942	660 S. MAIN STREET		MADISON	WV	25130-1245	BOONE	304 - 369-3124	AC2979601	11:45 AM
944	00944	1015 BRIDGE ROAD		CHARLESTON	WV	25314-1305	KANAWHA	304 - 344-2030	AC2986163	10:30 AM
945	00945	100 21ST STREET		NITRO	WV	25143-1740	KANAWHA	304 - 755-3391	AC2974411	8:50 AM
946	00946	305 SIXTH AVENUE		ST. ALBANS	WV	25177-2838	KANAWHA	304 - 722-4617	AC2976756	9:15 AM
947	00947	“333 MACCORKLE AVENUE,SW”		SO.CHARLESTON	WV	25303-1263	KANAWHA	304 - 744-8362	AR9505871	1:50 AM
948	00948	1719 W. WASHINGTON STREET		CHARLESTON	WV	25312-2319	KANAWHA	304 - 344-2565	AC2982773	10:30 AM
949	00949	“1201 MAIN STREET, EAST”		OAK HILL	WV	25901-3132	FAYETTE	304 - 465-5658	AC2985680	10:00 AM
950	00950	FAIRFIELD PLAZA	1681 SIXTEENTH STREET	HUNTINGTON	WV	25701-3862	CABELL	304 - 523-0167	AC2986872	12:30 PM
953	00953	BOX 67	ROUTE 3	WHITESVILLE	WV	25209-0067	BOONE	304 - 854-2373	AR2030637	1:40 AM
957	00957	305 BECKLEY PLAZA		BECKLEY	WV	25801-2215	RALEIGH	304 - 252-7313	AC2988927	11:00 AM
959	00959	635 MAIN STREET WEST		RIPLEY	WV	25271-1107	JACKSON	304 - 372-7448	BR6884642	8:30 AM
961	00961	2 RED OAK SHOPPING CENTER		RONCEVERTE	WV	24970-1348	GREENBRIER	304 - 645-2096	AC5229845	8:50 AM
962	00962	OAKVIEW SHOPPING CENTER	1203 13TH STREET	ASHLAND	KY	41101-2607	BOYD	606 - 324-7149	BR5780994	12:00 PM
966	00966	4016 STATE ROUTE 34		HURRICANE	WV	25526-9009	PUTNAM	304 - 757-7318	AR5471482	10:30 AM
968	00968	6401 US ROUTE 60		BARBOURSVILLE	WV	25504-1200	CABELL	304 - 736-2837	AR6070178	11:15 AM
972	00972	PO BOX 733		GRANTSVILLE	WV	26147-0733	CALHOUN	304 - 354-9232	AR2468280	12:00 PM
982	00982	PO BOX 696	200 ROCKCASTLE ROAD	INEZ	KY	41224-0696	MARTIN	606 - 298-4215	AR2373544	12:15 PM
987	00987	GILBERTSVILLE S/C	1050 PHILADELPHIA AVE.	GILBERTSVILLE	PA	19525-9517	MONTGOMERY	610 - 367-8077	AR7005324	8:45 AM
990	00990	159 SOUTH BROAD STREET		WOODBURY	NJ	08096-2410	GLOUCESTER	856 - 845-1173	AR6774144	2:25 PM
991	00991	LAWRENCE PARK SHOP CTR	1901 SPROUL ROAD	BROOMALL	PA	19008-3504	DELAWARE	610 - 356-6500	AR6774132	11:30 AM
992	00992	320 EAST LINCOLN HIGHWAY		COATESVILLE	PA	19320-3407	CHESTER	610 - 384-7022	AR6774156	12:30 PM
994	00994	TROY PLAZA SHOPPING CENTER	480 NORTH BEVERWYCK ROAD	LAKE HIAWATHA	NJ	07034-2511	MORRIS	973 - 334-4343	AR6760688	10:20 AM
995	00995	127 WEST LANCASTER PIKE		WAYNE	PA	19087-3305	DELAWARE	610 - 293-1496	AR6760690	8:10 AM
1000	01000	HARRISON PLAZA SHP CTR	432 BERGEN STREET	HARRISON	NJ	07029-2291	HUDSON	973 - 483-5336	AR9255488	10:15 AM
1002	01002	3175 W. DUPONT AVENUE		BELLE	WV	25015-1120	KANAWHA	304 - 926-6889	AR9242506	1:30 AM
1004	01004	ROSEMORE S/C	1033 W. COUNTY LINE RD	HATBORO	PA	19040-1002	MONTGOMERY	215 - 672-1177	AR9206308	11:10 AM
1006	01006	138 XENIA TOWNE SQUARE		XENIA	OH	45385-2932	GREENE	937 - 372-1677	AR9287334	11:30 AM

1010	01010	13916 S.W. BAY SHORE DRIVE		TRAVERSE CITY	MI	49684-8329	GRAND TRAVERSE	231 - 946-7400	BR5986180	10:23 AM
1013	01013	QUINCY CENTER	2700 E. DUPONT AVENUE	BELLE	WV	25015-1810	KANAWHA	304 - 949-6237	AR9242518	1:30 AM
1014	01014	930 ROUTE 22 HWY W STE 2		BLAIRSVILLE	PA	15717-0116	INDIANA	724 - 459-5938	AR9402479	12:10 PM
1015	01015	STONEWALL S/C	3101 CLAYS MILL ROAD	LEXINGTON	KY	40503-2772	FAYETTE	859 - 223-9202	AR9311399	1:00 AM
1016	01016	PENNYPACK CIRCLE S/C	8130 ROOSEVELT BLVD	PHILADELPHIA	PA	19152-2911	PHILADELPHIA	215 - 331-0160	AR9255464	1:00 PM
1019	01019	133 ROUTE 303		VALLEY COTTAGE	NY	10989-1921	ROCKLAND	845 - 268-4765	AR9561451	11:45 AM
1021	01021	401-403 SOUTH MAIN STREET		OLD FORGE	PA	18518-1608	LACKAWANNA	570 - 457-0844	AR9255452	10:00 AM
1025	01025	46977 ROMEO PLANK ROAD	TIFFIN MALL	MACOMB	MI	48044-3509	MACOMB	586 - 286-4285	BR7030694	9:21 AM
1027	01027	WEST FALLS CHURCH PLAZA	7395 LEE HIGHWAY	FALLS CHURCH	VA	22042-1724	FAIRFAX	703 - 698-5356	AR9560435	8:55 AM
1028	01028	CALN VILLAGE SHOPPING CENTER	3949 LINCOLN HIGHWAY	DOWNINGTOWN	PA	19335-5503	CHESTER	610 - 269-7101	AR9341342	12:45 PM
1029	01029	CANTON PLAZA	19 MINER STREET	CANTON	NY	13617-1231	ST. LAWRENCE	315 - 386-8611	AR9270012	1:00 PM
1030	01030	TWIN BOROUGH SHOPPING CTR	43 EAST BRIDGE STREET	SPRING CITY	PA	19475-1404	CHESTER	610 - 948-8619	AR9387792	3:12 PM
1031	01031	GRAND CENTRAL PLAZA	581 CENTRAL AVENUE	ALBANY	NY	12206-1914	ALBANY	518 - 453-0021	BR6724632	10:40 AM
1033	01033	112 QUINNIPIAC AVENUE		NORTH HAVEN	CT	06473-3624	NEW HAVEN	203 - 865-3179	AR9338030	1:30 PM
1047	01047	634 NORTH BARDSTOWN ROAD	BOX 38	MT. WASHINGTON	KY	40047-7640	BULLITT	502 - 538-8275	AR9504196	11:15 AM
1050	01050	915 MAIN STREET	ROCKWOOD SQUARE S/C	NEW TAZEWELL	TN	37825-6650	CLAIBORNE	423 - 626-5829	AR9434046	9:40 AM
1051	01051	614-616 COLUMBIA TURNPIKE		EAST GREENBUSH	NY	12061-1610	RENSSELAER	518 - 479-4230	BR6111570	10:40 AM
1052	01052	2 NORTH PARK STREET		CAMBRIDGE	NY	12816-1105	WASHINGTON	518 - 677-3822	AR9537462	12:07 PM
1060	01060	1407 OLD GALLATIN ROAD		SCOTTSVILLE	KY	42164-9331	ALLEN	270 - 237-3738	AR9506328	12:30 PM
1063	01063	NEW CITY SHOPPING CENTER	50 NORTH MAIN STREET	NEW CITY	NY	10956-3719	ROCKLAND	845 - 638-1537	AR9609883	12:15 PM
1064	01064	DUMFRIES SHOPPING CENTER	273 SOUTH FRALEY BOULEVARD	DUMFRIES	VA	22026-2410	PRINCE WILLIAM	703 - 221-4220	BR4036782	6:02 AM
1065	01065	703 SOUTH CONGRESS BLVD.		SMITHVILLE	TN	37166-2019	DE KALB	615 - 597-4200	AR9523146	11:13 AM
1067	01067	7564-70 HAVERFORD AVE.		PHILADELPHIA	PA	19151-2112	PHILADELPHIA	215 - 878-4636	AR9575676	10:50 AM
1069	01069	“1572 ROUTE 9, UNIT 1”		WAPPINGERS FALLS	NY	12590-2846	DUTCHESS	845 - 298-8200	AR9609871	10:45 AM
1070	01070	416 DANIEL WEBSTER HIGHWAY		MERRIMACK	NH	03054-4125	HILLSBOROUGH	603 - 424-4833	AR9631272	9:15 AM
1071	01071	SHARON CITY CENTER	60 SOUTH WATER STREET	SHARON	PA	16146-1354	MERCER	724 - 981-4072	AR9739220	9:48 AM
1072	01072	1177 SOUTH ROSEMONT ROAD		VIRGINIA BEACH	VA	23456-2119	VIRGINIA BEACH CITY	757 - 486-4427	AR9645029	7:37 AM
1074	01074	1137 MARKET STREET		LEMOYNE	PA	17043-1416	CUMBERLAND	717 - 737-3359	AR9609807	9:15 AM
1079	01079	HAR-KEN PLAZA	3842 HARLEM ROAD	CHEEKTOWAGA	NY	14215-1945	ERIE	716 - 835-8290	AR9706384	1:00 PM
1080	01080	25TH & BUTLER STREET		EASTON	PA	18042-5302	NORTHAMPTON	610 - 250-8714	AR9658379	12:30 PM
1081	01081	710 BURMONT ROAD		DREXEL HILL	PA	19026-4322	DELAWARE	610 - 626-4350	AR9681758	10:10 AM
1086	01086	PO BOX 86	3237 CHESTNUT RIDGE ROAD	GRANTSVILLE	MD	21536-0086	GARRETT	301 - 895-5315	AR9704176	9:18 AM
1087	01087	STOP N SHOP PLAZA	151 HIGHLAND AVENUE	CHESHIRE	CT	06410-2520	NEW HAVEN	203 - 272-3543	AR9683637	7:03 AM
1088	01088	22 MAIN STREET		HOOSICK FALLS	NY	12090-2002	RENSSELAER	518 - 686-5831	AR1048859	12:54 PM
1089	01089	3200 RED LION ROAD		PHILADELPHIA	PA	19114-1109	PHILADELPHIA	215 - 637-1200	AR9731046	10:00 AM
1090	01090	345-361 FLATBUSH AVENUE		KINGSTON	NY	12401-2743	ULSTER	845 - 340-0664	AR9689906	11:30 AM
1092	01092	4400 HEATHERDOWNS BLVD.		TOLEDO	OH	43614-3112	LUCAS	419 - 381-9921	AR9699832	1:00 PM
1094	01094	3210 BANKSVILLE ROAD		PITTSBURGH	PA	15216-2757	ALLEGHENY	412 - 388-1601	BR6138300	10:22 AM

1095	01095	553 MAST ROAD		GOFFSTOWN	NH	03045-5230	HILLSBOROUGH	603 - 623-3290	AR9756707	10:30 AM
1100	01100	4042 WARRENSVILLE CENTER ROAD		WARRENSVILLE HEIGHTS	OH	44122-7022	CUYAHOGA	216 - 283-4031	BR6072728	11:55 AM
1105	01105	160 WASHINGTON AVENUE		CARTERET	NJ	07008-2633	MIDDLESEX	732 - 541-2336	AR1013666	9:35 AM
1127	01127	2131-59 NORTH BROAD STREET		PHILADELPHIA	PA	19132-1105	PHILADELPHIA	215 - 236-2297	BR6434207	9:55 AM
1139	01139	918 HILLSBORO BOULEVARD		MANCHESTER	TN	37355-2000	COFFEE	931 - 728-6656	AR9801451	9:51 AM
1140	01140	“444 WYNN DRIVE, N.W.”		HUNTSVILLE	AL	35816-3426	MADISON	256 - 837-6240	BR5842528	10:46 AM
1141	01141	“1338-A WINCHESTER ROAD, N.E.”		HUNTSVILLE	AL	35811-8658	MADISON	256 - 852-3776	BR5842554	11:43 AM
1142	01142	2302 S. WHITESBURG DRIVE		HUNTSVILLE	AL	35801-3818	MADISON	256 - 539-8066	BR5842542	11:33 AM
1144	01144	CHESTERBROOK VILLAGE C	500 CHESTERBROOK BLVD.	WAYNE	PA	19087-5603	DELAWARE	610 - 647-4490	AR1081392	12:33 PM
1146	01146	14450 HIGHWAY 231/431 NORTH		HAZEL GREEN	AL	35750-8658	MADISON	256 - 828-5133	BR5842566	12:19 PM
1147	01147	FOODLAND SHOPPING CENTER	175 WILSON ROAD	BENTLEYVILLE	PA	15314-1027	WASHINGTON	724 - 239-3400	AR1311923	10:42 AM
1148	01148	1717 PINE AVENUE		NIAGARA FALLS	NY	14301-2231	NIAGARA	716 - 282-3522	AR1228419	1:00 PM
1150	01150	435 EAST BROADWAY		SALEM	NJ	08079-1234	SALEM	856 - 935-7623	AR1331052	12:15 PM
1151	01151	330 RANKIN AVENUE SOUTH		DUNLAP	TN	37327-3200	SEQUATCHIE	423 - 949-4049	AR1097826	12:03 PM
1153	01153	SELMER SQUARE SHOP CTR	409 MULBERRY	SELMER	TN	38375-2307	MCNAIRY	731 - 645-4423	AR1178436	9:55 AM
1155	01155	335 CENTER STREET		MANCHESTER	CT	06040-3922	HARTFORD	860 - 649-9110	AR1181128	8:03 AM
1156	01156	4 PLEASANT AVENUE		TUPPER LAKE	NY	12986-1443	FRANKLIN	518 - 359-3378	AR1261813	3:50 PM
1158	01158	MCKENZIE SHOPPING PLAZA	14860 HIGHLAND DRIVE	MCKENZIE	TN	38201-2606	CARROLL	731 - 352-7744	AR1225855	7:09 AM
1164	01164	33 RIVER ROAD		BOGOTA	NJ	07603-1507	BERGEN	201 - 489-7805	AR1286168	9:30 AM
1167	01167	633 SOUTH BROADWAY		GENEVA	OH	44041-1914	ASHTABULA	440 - 466-3323	AR1407685	10:45 AM
1174	01174	294 MAIN STREET		WEST RUTLAND	VT	05777-0090	RUTLAND	802 - 438-6186	AR1391870	10:00 AM
1180	01180	217 SOUTH BLAKELY STREET		DUNMORE	PA	18512-2203	LACKAWANNA	570 - 343-5525	AR1400681	11:45 AM
1181	01181	850 UNIVERSITY CITY BLVD.		BLACKSBURG	VA	24060-2708	MONTGOMERY	540 - 552-7716	AR1351232	1:34 PM
1185	01185	4407 MILITARY ROAD		NIAGARA FALLS	NY	14305-1333	NIAGARA	716 - 297-0700	AR2136732	1:00 PM
1186	01186	1805 SOUTH LIMESTONE STREET		SPRINGFIELD	OH	45505-4015	CLARK	937 - 323-5536	AR1349136	11:15 AM
1187	01187	564 MCADAMS DRIVE		NEW CARLISLE	OH	45344-2501	CLARK	937 - 849-1366	AR1349174	11:40 AM
1193	01193	AMES PLAZA	3 MAIN STREET SUITE 1	DELHI	NY	13753-1194	DELAWARE	607 - 746-7110	AR1428944	12:05 PM
1194	01194	1941 SENECA STREET		BUFFALO	NY	14210-2310	ERIE	716 - 822-5220	AR1444241	1:00 PM
1195	01195	711 WEST MAIN STREET		ABINGDON	VA	24210-2423	WASHINGTON	276 - 628-3511	BR6084723	9:31 AM
1196	01196	580 SE MAIN STREET		LEBANON	VA	24266-4700	RUSSELL	276 - 889-4149	AR1433969	10:45 AM
1197	01197	1233 WEST MAIN STREET		MONONGAHELA	PA	15063-2829	WASHINGTON	724 - 258-6161	AR1449900	9:02 AM
1198	01198	1560 CELINA ROAD		ST. MARYS	OH	45885-1211	AUGLAIZE	419 - 394-3542	AR1450193	9:00 AM
1200	01200	1740 MACOMBS ROAD		BRONX	NY	10453-7048	BRONX	718 - 716-7722	BR6379564	1:10 PM
1203	01203	178 NEW HYDE PARK ROAD		FRANKLIN SQUARE	NY	11010-3012	NASSAU	516 - 775-4294	AR1453757	12:30 PM
1211	01211	PO BOX 539	3242 ROUTE 39	YORKSHIRE	NY	14173-0539	CATTARAUGUS	716 - 492-0176	BR6192265	1:00 PM
1212	01212	308 PARKWAY DRIVE		SALYERSVILLE	KY	41465-9740	MAGOFFIN	606 - 349-1044	AR1570135	10:00 AM
1214	01214	331 WEST STREET	P O BOX 1204	LITCHFIELD	CT	06759-3406	LITCHFIELD	860 - 567-7064	AR1562099	7:36 AM
1217	01217	FOODTOWN SHOPPING CENTER	3049 ALEXIS ROAD	TOLEDO	OH	43613-2012	LUCAS	419 - 473-2451	AR1520609	1:00 PM
1218	01218	936 BRIGHTON AVENUE.		PORTLAND	ME	04102-1004	CUMBERLAND	207 - 842-9202	BR6342745	3:30 PM
1225	01225	534 HUDSON STREET		MANHATTAN	NY	10014-2663	NEW YORK	646 - 486-1048	BR6563527	9:40 AM

1249	01249	50 NORTH MAIN STREET		ELLENVILLE	NY	12428-1015	ULSTER	845 - 647-8016	AR1653787	11:00 AM
1258	01258	3400 NEW JERSEY AVENUE		WILDWOOD	NJ	08260-6116	CAPE MAY	609 - 729-0162	BR5785487	10:05 AM
1260	01260	1915 CENTRAL AVENUE		MIDDLETOWN	OH	45044-4401	BUTLER	513 - 420-2546	AR1606257	12:00 PM
1265	01265	2255 SOUTH JACKSON ROAD		JACKSON	MI	49201-8344	JACKSON	517 - 780-9535	BR4922604	1:00 PM
1270	01270	1500 WEST BEVERLY STREET		STAUNTON	VA	24401-3001	AUGUSTA	540 - 886-7801	AR1647304	1:00 PM
1272	01272	2284 BRODHEAD ROAD		ALIQUIPPA	PA	15001-4685	BEAVER	724 - 375-7000	AR1662180	10:15 AM
1273	01273	WILLOWBROOK SHOPPING CENTER	3296 CHICHESTER AVENUE	BOOTHWYN	PA	19061-3250	DELAWARE	610 - 485-3530	AR1662255	1:05 PM
1274	01274	131 PENNELL ROAD		ASTON	PA	19014-3009	DELAWARE	610 - 494-2055	AR1662267	1:15 PM
1277	01277	173 MAIN STREET		CLAY	WV	25043-0789	CLAY	304 - 587-2224	AR1767029	11:00 AM
1282	01282	11 MANSFIELD AVENUE		SHELBY	OH	44875-1301	RICHLAND	419 - 347-1506	AR1675959	10:00 AM
1283	01283	207 NORTH COURT STREET		MEDINA	OH	44256-2201	MEDINA	330 - 725-4104	AR1675961	11:33 AM
1288	01288	1315 EAST WASHINGTON LANE		PHILADELPHIA	PA	19138-1047	PHILADELPHIA	215 - 549-0555	AR9807299	1:05 PM
1289	01289	PO BOX 286	406 SMOOT AVENUE	DANVILLE	WV	25053-0286	BOONE	304 - 369-0152	AR1877589	11:40 AM
1292	01292	HARLEYSVILLE MEADOWBRK	270 MAIN STREET	HARLEYSVILLE	PA	19438-2400	MONTGOMERY	215 - 256-4749	AR1804550	1:00 PM
1294	01294	BOXWOOD S/C	636 SOUTH MARYLAND AVENUE	WILMINGTON	DE	19804-1632	NEW CASTLE	302 - 994-3473	AR1777979	10:20 AM
1295	01295	51 SOUTH MAIN STREET		NEWPORT	NH	03773-1810	SULLIVAN	603 - 863-5766	AR1833448	10:30 AM
1296	01296	“1805 DALTON PIKE, SE”		CLEVELAND	TN	37311-6988	BRADLEY	423 - 478-3850	AR1744069	9:51 AM
1297	01297	103 NORTH SHADY STREET		MOUNTAIN CITY	TN	37683-1333	JOHNSON	423 - 727-5651	AR1781663	11:28 AM
1299	01299	2503-05 WELSH ROAD		PHILADELPHIA	PA	19114-3203	PHILADELPHIA	215 - 671-0544	AR1867095	9:00 AM
1302	01302	657 BROADWAY		NEWBURGH	NY	12550-5131	ORANGE	845 - 561-1090	AR1867374	11:00 AM
1304	01304	124 SOUTH FRONT STREET		STEELTON	PA	17113-2521	DAUPHIN	717 - 939-7235	AR1858046	9:25 AM
1305	01305	218 EAST THIRD STREET		WESTON	WV	26452-2021	LEWIS	304 - 269-7963	AR1870371	1:18 PM
1309	01309	490 WEST TRI-COUNTY BOULEVARD		OLIVER SPRINGS	TN	37840-2016	ROANE	865 - 435-7724	AR1870131	11:18 AM
1314	01314	2 MAIN STREET		WHITE HAVEN	PA	18661-1508	LUZERNE	570 - 443-9519	AR1893735	12:50 PM
1316	01316	78 MAIN AVENUE		PASSAIC PARK	NJ	07055-4425	PASSAIC	973 - 778-0510	AR1920859	11:25 AM
1318	01318	130 EAST MAIN STREET		PENNS GROVE	NJ	08069-1443	SALEM	856 - 299-9462	AR1942425	8:00 AM
1319	01319	HAEBERLES SHOPPING PLAZA	738-742 PORTAGE RD	NIAGARA FALLS	NY	14301-1924	NIAGARA	716 - 284-9956	AR1922598	1:00 PM
1320	01320	640 MONTGOMERY AVENUE		NARBERTH	PA	19072-2010	MONTGOMERY	610 - 664-4010	AR1981403	9:35 AM
1321	01321	4902 WESTFIELD AVENUE		PENNSAUKEN	NJ	08110-2952	CAMDEN	856 - 662-3496	AR1983534	9:00 AM
1323	01323	383 NORTH CENTRAL AVE.		HARTSDALE	NY	10530-1811	WESTCHESTER	914 - 428-8842	AR1943679	11:40 AM
1324	01324	WALBROOK PLAZA	3425 CLIFTON AVENUE	BALTIMORE	MD	21216-2502	BALTIMORE CITY	410 - 945-8507	AR1982912	9:41 AM
1325	01325	325 LAFAYETTE AVENUE		HAWTHORNE	NJ	07506-2505	PASSAIC	973 - 423-5500	AR2001131	11:30 AM
1326	01326	1801 KUSER ROAD		MERCERVILLE	NJ	08690-3705	MERCER	609 - 585-3925	AR1982924	11:55 AM
1327	01327	910 ROUTE 16		OSSIPEE	NH	03864-7171	CARROLL	603 - 539-4822	AR2041298	1:45 PM
1328	01328	975 HODGES FERRY ROAD		PORTSMOUTH	VA	23701-1309	PORTSMOUTH CITY	757 - 465-0063	AR2041084	9:19 AM
1337	01337	488 SECOND STREET PIKE		SOUTHAMPTON	PA	18966-1200	BUCKS	215 - 364-0482	AR2041844	9:40 AM
1343	01343	PO BOX 460	COOK PARKWAY	OCEANA	WV	24870-0460	WYOMING	304 - 682-8586	AR2102969	12:15 PM
1344	01344	415 NORTH LINCOLN BOULEVARD		HODGENVILLE	KY	42748-1610	LARUE	270 - 358-3186	AR2027161	8:50 AM
1347	01347	155 NORTH MAIN STREET		RITTMAN	OH	44270-1580	WAYNE	330 - 925-6015	AR2023581	10:31 AM
1351	01351	137 EAST AVENUE		TALLMADGE	OH	44278-2339	SUMMIT	330 - 633-1150	AR2023620	9:42 AM

1352	01352	LOUDON PLAZA CENTER	2111 HIGHWAY 72 NORTH	LOUDON	TN	37774-5719	LOUDON	865 - 458-9938	AR2059106	9:44 AM
1353	01353	25 EAST PIKE STREET		CANONSBURG	PA	15317-1311	WASHINGTON	724 - 745-4418	AR2087028	11:24 AM
1355	01355	ROUTES 209 & 115		BRODHEADSVILLE	PA	18322-6638	MONROE	570 - 992-2373	AR2093211	11:50 AM
1357	01357	4209 N. MAYO TRAIL	U.S. HWYS 23 & 460	PIKEVILLE	KY	41501-9554	PIKE	606 - 432-0331	AR2059079	10:45 AM
1359	01359	781 VIRGINIA AVENUE		WELCH	WV	24801-2341	MCDOWELL	304 - 436-6360	AR2144842	12:25 PM
1360	01360	265 PASCACK ROAD		WASHINGTON TOWNSHIP	NJ	07675-4809	BERGEN	201 - 664-7900	AR9811185	10:35 AM
1362	01362	123 ANDERSON STREET		HACKENSACK	NJ	07601-3503	BERGEN	201 - 488-0654	AR2265963	11:35 AM
1363	01363	PO BOX 1753	ROUTE 7A	MANCHESTER CENTER	VT	05255-1753	BENNINGTON	802 - 362-2230	AR2153942	10:55 AM
1365	01365	215 SOUTH BROAD STREET		PHILADELPHIA	PA	19107-5325	PHILADELPHIA	215 - 735-3593	AR9812151	10:35 AM
1370	01370	725 LYSLE BOULEVARD		MCKEESPORT	PA	15132-2515	ALLEGHENY	412 - 672-3853	AR9810739	9:43 AM
1371	01371	102 NORTH MAIN STREET		PITTSTON	PA	18640-2000	LUZERNE	570 - 655-4030	AR2185355	12:45 PM
1373	01373	401 MORAN AVENUE		MULLENS	WV	25882-1430	WYOMING	304 - 294-0343	AR2218077	10:50 AM
1374	01374	100 PEMBERTON BROWNS MILLS RD	PO BOX 665	BROWNS MILLS	NJ	08015-0665	BURLINGTON	609 - 893-1437	AR2266725	9:30 AM
1375	01375	56 RUBBER AVENUE		NAUGATUCK	CT	06770-4112	NEW HAVEN	203 - 723-7745	AR2250215	7:44 AM
1376	01376	916 STATE STREET		ERIE	PA	16501-1406	ERIE	814 - 456-0560	AR2255520	7:47 AM
1377	01377	2307 EAST MAIN STREET		CUMBERLAND	KY	40823-1910	HARLAN	606 - 589-2234	AR2290954	2:00 AM
1379	01379	301 GREENE STREET		MARIETTA	OH	45750-3134	WASHINGTON	740 - 376-0769	AR2183729	10:25 AM
1380	01380	3400 DUDLEY AVENUE		PARKERSBURG	WV	26104-1810	WOOD	304 - 428-0946	AR2183717	9:05 AM
1382	01382	PO BOX 199 B	HIGHWAY 2 NORTH	ST. MARY’S	WV	26170-0199	PLEASANTS	304 - 684-2297	AR2183692	10:30 AM
1384	01384	1329 BLUE VALLEY DRIVE		PEN ARGYL	PA	18072-1815	NORTHAMPTON	610 - 863-6101	AR2242965	11:25 AM
1387	01387	NORTHRIDGE S/C	“183 S. HWY 127, BOX 2”	RUSSELL SPRINGS	KY	42642-0408	RUSSELL	270 - 866-2226	AR2291045	10:00 AM
1393	01393	PO BOX 4597	“1118 MUNICIPAL DRIVE, HWY 27”	ONEIDA	TN	37841-4597	SCOTT	423 - 569-4555	AR2301872	1:02 PM
1396	01396	PO BOX 1309	HIGHWAY 83 AND BRUSHCREEK	CLINTWOOD	VA	24228-1309	DICKENSON	276 - 926-6555	AR2488840	2:15 AM
1397	01397	53 CHURCH STREET	PO BOX 36	KINGSTON	NH	03848-9998	ROCKINGHAM	603 - 642-3191	AR2439203	10:30 AM
1398	01398	1 EAST HIGH STREET		UNION CITY	PA	16438-1003	ERIE	814 - 438-3112	AR2354746	1:00 PM
1403	01403	PO BOX 1077	140 SOUTH MAIN STREET	STUART	VA	24171-1077	PATRICK	276 - 694-4034	AR2439760	1:29 PM
1404	01404	GERMANTOWN PLAZA	30 GERMANTOWN ROAD	DANBURY	CT	06810-5033	FAIRFIELD	203 - 797-0223	AR2446486	2:15 PM
1405	01405	2107 PIKE STREET SUITE 4		PARKERSBURG	WV	26101-6973	WOOD	304 - 485-5517	BN5752604	9:45 AM
1406	01406	521 NORTH FRALEY STREET		KANE	PA	16735-1162	MCKEAN	814 - 837-6160	AR2468317	1:00 PM
1407	01407	PO BOX 677	ROUTES 20 AND 55	CRAIGSVILLE	WV	26205-0677	NICHOLAS	304 - 742-3072	AR2449076	10:15 AM
1408	01408	109 EAST MAIN STREET		MANNINGTON	WV	26582-1126	MARION	304 - 986-2280	AR9812733	10:18 AM
1409	01409	460 WEST BOCKMAN WAY		SPARTA	TN	38583-1833	WHITE	931 - 836-1500	BR0236794	12:11 PM
1411	01411	1698 PULASKI HIGHWAY		BEAR	DE	19701-1315	NEW CASTLE	302 - 836-1004	BR6003141	9:10 AM
1413	01413	155 EAST NORTHAMPTON STREET		WILKES-BARRE	PA	18701-3401	LUZERNE	570 - 822-2791	AR2505216	11:00 AM
1415	01415	929 SOUTH HIGH STREET		WEST CHESTER	PA	19382-5466	CHESTER	610 - 436-6767	AR2481149	10:10 AM
1417	01417	BLUE BELL S/C	2910 S. 70TH STREET	PHILADELPHIA	PA	19142-2502	PHILADELPHIA	215 - 365-3400	AR2481137	1:00 PM
1419	01419	101-103 S. MAIN STREET		PHILIPPI	WV	26416-1316	BARBOUR	304 - 457-4911	AR2563042	9:43 AM

1420	01420	LAKEHURST CIRCLE CNTR	648 ROUTE 70	LAKEHURST	NJ	08733-2851	OCEAN	732 - 657-1664	AR2556910	10:45 AM
1422	01422	BOX HILL SQUARE SHOP CT.	2913 EMMORTON ROAD	ABINGDON	MD	21009-1631	HARFORD	410 - 569-1853	AR2661470	12:30 PM
1425	01425	HOPATCONG PLAZA	47 HOPATCHUNG ROAD	HOPATCONG	NJ	07843-1586	SUSSEX	973 - 398-5647	AR2644955	12:45 PM
1426	01426	1650 MAIN STREET		OLYPHANT	PA	18447-1334	LACKAWANNA	570 - 489-8834	AR2585428	1:15 PM
1427	01427	430-A NORTH MAIN ST.		BRISTOL	CT	06010-4923	HARTFORD	860 - 582-3491	AR2537251	7:38 AM
1428	01428	305 WEST OGEECHEE STREET		SYLVANIA	GA	30467-1985	SCREVEN	912 - 564-2668	AR2552974	1:00 PM
1429	01429	211 EAST MAIN STREET		EVERETT	PA	15537-1211	BEDFORD	814 - 652-2052	AR2558178	11:59 AM
1430	01430	201 WASHINGTON BOULEVARD		BELPRE	OH	45714-2432	WASHINGTON	740 - 423-4894	BR5770296	9:10 AM
1432	01432	TOPS PLAZA	1755 ROUTE 27	EDISON	NJ	08817-3471	MIDDLESEX	732 - 985-4558	AR2587650	1:25 PM
1433	01433	99 WHITTLESEY AVENUE		NORWALK	OH	44857-1463	HURON	419 - 668-9775	AR2580810	1:00 PM
1434	01434	20 ECHO PLAZA		SPRINGFIELD	NJ	07081-3501	UNION	973 - 376-6246	AR2587662	12:40 PM
1436	01436	100 HOLLY HILLS MALL		HINDMAN	KY	41822-9086	KNOTT	606 - 785-4960	AR3172448	2:00 AM
1437	01437	92 WILLOW STREET		TORRINGTON	CT	06790-5561	LITCHFIELD	860 - 482-5522	AR2578423	8:45 AM
1441	01441	505-517 MORRIS AVENUE		ELIZABETH	NJ	07208-1943	UNION	908 - 353-1245	AR2639889	10:55 AM
1443	01443	WREN’S SHOPPING CENTER	“502 BROAD STREET, N.E.”	WRENS	GA	30833-1115	JEFFERSON	706 - 547-6545	AR2602717	1:00 PM
1444	01444	804 EAST WINTHROPE AVENUE		MILLEN	GA	30442-1838	JENKINS	478 - 982-5832	AR2602729	1:00 PM
1448	01448	412 BROADWAY STREET		CORAOPOLIS	PA	15108-1632	ALLEGHENY	412 - 264-0810	AR2603175	11:28 AM
1449	01449	730 SOUTH LEWIS STREET		METTER	GA	30439-2235	CANDLER	912 - 685-5170	AR2657522	1:00 PM
1450	01450	601 DELAWARE AVENUE		PALMERTON	PA	18071-2002	CARBON	610 - 826-2600	AR2665365	9:55 AM
1451	01451	MAHOPAC VILLAGE CENTER	159 ROUTE 6	MAHOPAC	NY	10541-2204	PUTNAM	845 - 628-5299	AR2662775	11:45 AM
1457	01457	1018 BROADWAY		BUFFALO	NY	14212-1461	ERIE	716 - 892-7575	AR2663258	1:00 PM
1459	01459	150 SUNRISE CENTER DRIVE		ZANESVILLE	OH	43701-4651	MUSKINGUM	740 - 452-5485	BR5749063	10:20 AM
1460	01460	1960 EAST 7TH STREET		PARKERSBURG	WV	26101-4260	WOOD	304 - 422-2577	BN5751789	10:00 AM
1462	01462	PO BOX 697	“ROUTE 16, MAIN STREET”	WAR	WV	24892-0697	MCDOWELL	304 - 875-2330	AR9813987	2:29 PM
1466	01466	“1029 4 MILE ROAD, N.W.”		GRAND RAPIDS	MI	49544-1504	KENT	616 - 784-4400	AT2734499	11:48 AM
1468	01468	RUM CREEK MALL	511 10 MILE ROAD	ROCKFORD	MI	49341-1342	KENT	616 - 866-4429	AT2734641	1:00 PM
1470	01470	100 COVERED VILLAGE MALL		BELDING	MI	48809-1683	IONIA	616 - 794-2200	AT2734576	10:06 AM
1472	01472	2775 PORT SHELDON STREET		JENISON	MI	49428-9359	OTTAWA	616 - 669-0970	AT2734590	1:00 PM
1473	01473	2200 GRAND CENTRAL AVENUE		VIENNA	WV	26105-1300	WOOD	304 - 295-4573	BN5752616	9:55 AM
1474	01474	1434 WEST MICHIGAN AVENUE		BATTLE CREEK	MI	49017-1928	CALHOUN	269 - 965-5178	AT2734615	11:43 AM
1478	01478	CORK LANE SHOPPING CENTER	1032 EAST CORK STREET	KALAMAZOO	MI	49001-4823	KALAMAZOO	269 - 344-0131	AT2734689	9:48 AM
1479	01479	2702-2710 EAST MAIN ST.		KALAMAZOO	MI	49001-2165	KALAMAZOO	269 - 349-1284	AT2734704	10:24 AM
1480	01480	WESTWOOD SHOPPING CENTER	4432 WEST MAIN STREET	KALAMAZOO	MI	49006-2605	KALAMAZOO	269 - 349-7767	AT2734487	10:14 AM
1481	01481	1701 SOUTH M-139		BENTON HARBOR	MI	49022-9231	BERRIEN	269 - 927-3101	AT2734502	9:14 AM
1482	01482	BROOKFIELD PLAZA SHPG CTR.	1399 EAST GRAND RIVER	EAST LANSING	MI	48823-4913	INGHAM	517 - 337-1385	AT2734526	10:49 AM
1483	01483	DEWITT SHOPPING CENTER	13157 SHAVEY ROAD	DEWITT	MI	48820-9042	CLINTON	517 - 669-2585	AT2734538	10:00 AM
1486	01486	COLONIAL VILLAGE SHOP CTR.	1705 WEST MT. HOPE	LANSING	MI	48910-2660	INGHAM	517 - 372-6700	AT2734552	11:10 AM
1487	01487	3050 BAY ROAD		SAGINAW	MI	48603-2415	SAGINAW	989 - 792-9606	AT2734564	12:23 PM
1490	01490	702 EDGEWOOD ROAD		EDGEWOOD	MD	21040-2400	HARFORD	410 - 671-9780	AR2729929	1:11 PM
1494	01494	1120 PHILADELPHIA AVE.		NORTHERN CAMBRIA	PA	15714-1359	CAMBRIA	814 - 948-6102	AR2767309	12:14 PM
1495	01495	101 EAST SHIRLEY ST.		MT. UNION	PA	17066-1625	HUNTINGDON	814 - 542-8003	AR9813949	2:00 PM

1496	01496	508 EAST SECOND STREET		OIL CITY	PA	16301-2327	VENANGO	814 - 677-2215	AR2846016	11:01 AM
1498	01498	WANTAGE PLAZA SHP CTR	205 STATE ROUTE 23	SUSSEX	NJ	07461-3137	SUSSEX	973 - 875-2300	AR2829553	11:20 AM
1499	01499	402 S. DOWNING MUSGROVE		GLENNVILLE	GA	30427-1772	TATTNALL	912 - 654-9647	AR2930522	1:00 PM
1500	01500	6000 TRANSIT ROAD		DEPEW	NY	14043-1530	ERIE	716 - 683-4706	AR9813951	1:00 PM
1502	01502	1038 WEST HIGHWAY 80		POOLER	GA	31322-2114	CHATHAM	912 - 748-5155	AR2816227	1:00 PM
1503	01503	205 MARSHALL STREET		BENWOOD	WV	26031-1024	MARSHALL	304 - 232-6103	AR2880397	11:44 AM
1511	01511	2474 BAILEY AVENUE		BUFFALO	NY	14215-3247	ERIE	716 - 897-1070	AR2909779	1:00 PM
1514	01514	404 THIRD STREET		CALIFORNIA	PA	15419-1105	WASHINGTON	724 - 938-3515	AR2841864	1:21 PM
1517	01517	1830 BRETON ROAD SE		GRAND RAPIDS	MI	49506-4869	KENT	616 - 949-5710	AR2815376	1:00 PM
1519	01519	EDISON PLAZA	2036 LAKE MICHIGAN DR.	GRAND RAPIDS	MI	49504-4743	KENT	616 - 453-2473	AR2815390	9:47 AM
1521	01521	GASLIGHT VILLAGE	2130 WEALTHY ST S E	GRAND RAPIDS	MI	49506-3032	KENT	616 - 451-0711	AR2815415	10:54 AM
1523	01523	1198 EAST WILCOX AVENUE	PO BOX 637	WHITE CLOUD	MI	49349-0637	NEWAYGO	231 - 689-6648	AR2815605	1:00 PM
1524	01524	924 WEST MAIN STREET		FREMONT	MI	49412-1419	NEWAYGO	231 - 924-3790	AR2815592	1:00 PM
1525	01525	53 SOUTH MAPLE STREET	P.O. BOX 125	GRANT	MI	49327-9698	NEWAYGO	231 - 834-5744	AR2815580	11:11 AM
1526	01526	4117 17 MILE ROAD		CEDAR SPRINGS	MI	49319-9451	KENT	616 - 696-9040	AR2998980	10:38 AM
1527	01527	507 N LAFAYETTE STREET		GREENVILLE	MI	48838-1166	MONTCALM	616 - 754-3625	AR2815566	11:54 AM
1528	01528	M 57 AND GARLOCK	10767 CARSON CITY ROAD	CARSON CITY	MI	48811-9560	MONTCALM	989 - 584-3077	AR2815554	10:38 AM
1529	01529	1401 WEST MAIN STREET		LOWELL	MI	49331-1513	KENT	616 - 897-9221	AR2815542	9:11 AM
1530	01530	715 SOUTH CLINTON STREET		GRAND LEDGE	MI	48837-1118	EATON	517 - 627-2800	AR2815530	1:00 PM
1532	01532	9377 CHERRY VALLEY ROAD		CALEDONIA	MI	49316-9506	KENT	616 - 891-1256	AR2815516	9:15 AM
1533	01533	125 W SUPERIOR		WAYLAND	MI	49348-1216	ALLEGAN	269 - 792-2259	AR2815504	1:00 PM
1534	01534	560 JENNER DRIVE		ALLEGAN	MI	49010-1517	ALLEGAN	269 - 673-2181	AR2815489	1:00 PM
1537	01537	130 WASHBURN STREET		LOCKPORT	NY	14094-3815	NIAGARA	716 - 434-5534	AR2829197	1:00 PM
1538	01538	731 CENTER STREET		LEWISTON	NY	14092-1705	NIAGARA	716 - 754-9201	AR2829200	1:00 PM
1539	01539	208 PARK PLACE		RUTHERFORD	NJ	07070-1808	BERGEN	201 - 896-9251	AR2843010	11:40 AM
1540	01540	2300 HIGHWAY 15		WHITESBURG	KY	41858-7413	LETCHER	606 - 632-1936	AR2845420	1:00 AM
1542	01542	1300 WILLOW AVE.		HOBOKEN	NJ	07030-3308	HUDSON	201 - 798-0558	AR2935712	8:55 AM
1543	01543	1212 SECOND STREET		CRESSON	PA	16630-1148	CAMBRIA	814 - 886-2677	AR2900240	10:31 AM
1548	01548	610 BROAD STREET		NEW BETHLEHEM	PA	16242-1106	CLARION	814 - 275-4241	AR2966844	9:24 AM
1549	01549	630 MAIN ST.		PORTAGE	PA	15946-1540	CAMBRIA	814 - 736-4323	AR2923274	12:15 PM
1551	01551	6155 DIXIE HIGHWAY		BRIDGEPORT	MI	48722-9618	SAGINAW	989 - 777-3550	AR2884650	9:47 AM
1552	01552	5050 GRATIOT ROAD		SAGINAW	MI	48603-6030	SAGINAW	989 - 249-4215	AR2884662	11:47 AM
1555	01555	200 NORTH SECOND STREET		FOLKSTON	GA	31537-3008	CHARLTON	912 - 496-7759	AR2966832	1:00 PM
1557	01557	490 ALBANY SHAKER ROAD STE 1		LOUDONVILLE	NY	12211-3505	ALBANY	518 - 458-1030	AR2943492	9:30 AM
1559	01559	305 W. MAIN STREET		MANCHESTER	GA	31816-1656	MERIWETHER	706 - 846-8647	AR2957275	12:43 PM
1561	01561	258 HOOSICK STREET		TROY	NY	12180-2427	RENSSELAER	518 - 272-5735	AR2977392	12:55 PM
1562	01562	1301 WASHINGTON STREET EAST		CHARLESTON	WV	25301-1916	KANAWHA	304 - 346-9382	AR2986896	10:30 AM
1563	01563	6201-23 GERMANTOWN AVENUE		PHILADELPHIA	PA	19144-2033	PHILADELPHIA	215 - 713-2695	BR6399631	12:35 PM
1564	01564	SUNCREST SHOPPING PLAZA	376 PATTESON DRIVE	MORGANTOWN	WV	26505-3202	MONONGALIA	304 - 598-2265	AR9814573	7:17 AM
1566	01566	327 NORTH CHESTER PIKE		GLENOLDEN	PA	19036-1426	DELAWARE	610 - 583-8600	AR2939190	2:15 PM
1567	01567	2901 SPRINGFIELD ROAD		BROOMALL	PA	19008-1308	DELAWARE	610 - 356-8800	AR2939227	11:50 AM

1570	01570	6412 FRANKLIN AVENUE		CLEVELAND	OH	44102-3153	CUYAHOGA	216 - 281-6100	AR2963521	10:04 AM
1572	01572	201 WEST TRILBY STREET		WRIGHTSVILLE	GA	31096-1231	JOHNSON	478 - 864-9717	AR2989664	1:00 PM
1573	01573	1490 WEST CENTER ROAD		ESSEXVILLE	MI	48732-2112	BAY	989 - 892-1565	AR2975196	1:00 PM
1574	01574	NORTHWEST PLAZA	2006 N. SAGINAW ROAD	MIDLAND	MI	48640-6817	BAY	989 - 631-4321	AR2975209	1:00 PM
1575	01575	SKYWAY PLAZA	3777 NORTH MICHIGAN	SAGINAW	MI	48604-2152	SAGINAW	989 - 754-8477	AR2975211	10:00 AM
1576	01576	901 WEST MIDLAND STREET		BAY CITY	MI	48706-4288	BAY	989 - 684-9370	AR2975223	9:43 AM
1577	01577	1200 EUCLID AVENUE		BRISTOL	VA	24201-3924	HENRY	276 - 645-0977	BR6443573	10:10 AM
1578	01578	400 NORTH CHURCH STREET		HOMERVILLE	GA	31634-1515	CLINCH	912 - 487-5181	AR3041819	11:41 AM
1581	01581	542 NORTH 6TH STREET #40		READING	PA	19601-3012	BERKS	610 - 374-6282	AR3016400	11:15 AM
1582	01582	1006 WHITE HORSE PIKE		EGG HARBOR CITY	NJ	08215-1821	ATLANTIC	609 - 965-0520	AR3062344	3:45 PM
1587	01587	4519 RICHFIELD ROAD		FLINT	MI	48506-2101	GENESEE	810 - 250-0165	AR2989121	11:18 AM
1589	01589	6375 LIBRARY ROAD		SOUTH PARK	PA	15129-8502	ALLEGHENY	412 - 831-8350	AR3028645	9:30 AM
1591	01591	325 KINDERKAMACK ROAD		ORADELL	NJ	07649-2125	BERGEN	201 - 265-3343	AR3031541	10:15 AM
1594	01594	PO BOX 1501	MAIN STREET	WEST POINT	VA	23181-1501	KING WILLIAM	804 - 843-2880	AR3045968	10:41 AM
1596	01596	480 CENTENNIAL BOULEVARD		VOORHEES	NJ	08043-3801	CAMDEN	856 - 782-5125	AR3056670	11:30 AM
1597	01597	125 SOUTH TRANSIT STREET		LOCKPORT	NY	14094-4834	NIAGARA	716 - 433-2678	AR2998322	1:00 PM
1599	01599	1873 SPRINGFIELD AVENUE		MAPLEWOOD	NJ	07040-2904	ESSEX	973 - 762-8283	AR3052735	11:40 AM
1600	01600	1602 KIRKWOOD HIGHWAY		NEWARK	DE	19711-5718	NEW CASTLE	302 - 453-1337	AR3042772	11:00 AM
1601	01601	101 LAUREL AVENUE		COEBURN	VA	24230-3529	WISE	276 - 395-5396	AR3038987	12:07 PM
1604	01604	202 NORTH MAIN STREET		GREENSBORO	GA	30642-1110	GREENE	706 - 453-4120	AR3070721	9:25 AM
1607	01607	103 GLYNNVIEW PLAZA		PRESTONSBURG	KY	41653-7963	FLOYD	606 - 886-1255	AR3108669	9:15 AM
1609	01609	1664 WEST GRAND RIVER AVENUE		OKEMOS	MI	48864-1892	INGHAM	517 - 349-4410	AR3036755	12:57 PM
1611	01611	CARRIAGE HILLS SHP CTR	3030 LAKE LANSING ROAD	EAST LANSING	MI	48823-2207	INGHAM	517 - 332-0888	AR3036767	1:30 PM
1612	01612	2263 CEDAR STREET		HOLT	MI	48842-1202	INGHAM	517 - 694-2179	AR3036779	11:35 AM
1613	01613	3825 WEST JOLLY ROAD		LANSING	MI	48911-3362	INGHAM	517 - 882-6616	AR3036781	1:00 PM
1615	01615	1004 EAST MICHIGAN AVENUE		LANSING	MI	48912-1809	INGHAM	517 - 485-4381	BR1575452	12:47 PM
1617	01617	238 HOOKER AVENUE		POUGHKEEPSIE	NY	12603-3326	DUTCHESS	845 - 486-6166	AR3073866	11:30 AM
1618	01618	115 FRANKLIN AVENUE		NUTLEY	NJ	07110-2924	ESSEX	973 - 661-0900	AR3047760	11:40 AM
1619	01619	135 WEST MAIN STREET		HONEOYE FALLS	NY	14472-1103	MONROE	585 - 624-3500	AR3062192	1:00 PM
1621	01621	153 PROSPECT STREET		ATTICA	NY	14011-1149	GENESEE	585 - 591-0945	AR3116921	1:00 PM
1623	01623	15 SUMMERHILL ROAD		SPOTSWOOD	NJ	08884-1251	MIDDLESEX	732 - 251-8202	AR3229627	10:45 AM
1625	01625	11223 INDIAN CREEK ROAD	PO BOX 610	POUND	VA	24279-5223	WISE	276 - 796-4751	AR3097640	2:00 AM
1627	01627	CHURCH STREET SHOPPING CENTER	720 S. CHURCH ST.	MT. LAUREL	NJ	08054-1352	BURLINGTON	856 - 234-6486	AR3159577	12:45 PM
1628	01628	222 Y STREET		DERRY	PA	15627-1259	WESTMORELAND	724 - 694-9811	AR3144641	12:40 PM
1629	01629	301 SOUTH BROAD STREET		THOMASVILLE	GA	31792-5546	THOMAS	229 - 228-7658	AR3155315	10:23 AM
1630	01630	CHESTERTOWNE SQUARE S/C	4205 BEULAH ROAD	RICHMOND	VA	23237-1449	HENRICO	804 - 271-7207	AR3139082	12:45 PM
1631	01631	PIGGLY WIGGLY SHOPPING CTR	74 NORTH SCOTT STREET	CAMILLA	GA	31730-1247	MITCHELL	229 - 336-5400	AR3155985	2:43 PM
1632	01632	ZUBA’S IGA SHOPPING CENTER	RIVER ROAD AT CAREY STREET	PLAINS TOWNSHIP	PA	18705-1610	LUZERNE	570 - 824-7242	AR3294446	12:30 PM
1633	01633	1216 PENNSYLVANIA AVENUE		TYRONE	PA	16686-1618	BLAIR	814 - 684-1230	AR3185596	11:07 AM
1634	01634	8315 COURT AVENUE		HAMLIN	WV	25523-1332	LINCOLN	304 - 824-5050	AR3138028	9:45 AM

1635	01635	300 EAST MAIN STREET		POMEROY	OH	45769-1023	MEIGS	740 - 992-2586	AR3138030	10:50 AM
1636	01636	RIVERSIDE SHOPPING CENTER	16427A WISE STREET	SAINT PAUL	VA	24283-3521	WISE	276 - 762-5011	AR3156951	11:28 AM
1638	01638	PEACHTREE PLAZA	819 PEACHTREE STREET	LOUISVILLE	GA	30434-1449	JEFFERSON	478 - 625-7227	AR3173539	1:00 PM
1640	01640	910 WEST BROADWAY		RED LION	PA	17356-1952	YORK	717 - 244-2919	AR3197452	9:10 AM
1642	01642	100 SOUTH HIGHWAY I-29		HOGANSVILLE	GA	30230-1142	TROUP	706 - 637-6461	BR0155033	11:40 AM
1645	01645	3085 E. TREMONT AVENUE		BRONX	NY	10461-5720	BRONX	718 - 863-2677	AD3233652	8:50 AM
1649	01649	81 WEST MAIN STREET		GOWANDA	NY	14070-1318	ERIE	716 - 532-4114	AR3295094	1:00 PM
1650	01650	654-690 MAIN STREET		POUGHKEEPSIE	NY	12601-3704	DUTCHESS	845 - 485-5065	BR0127882	1:15 PM
1652	01652	2315 WILLIAM STREET		BUFFALO	NY	14206-2526	ERIE	716 - 895-3232	AR3290183	1:00 PM
1653	01653	14 PETERBOROUGH STREET		JAFFREY	NH	03452-5857	CHESHIRE	603 - 532-6955	AR3295260	11:45 AM
1654	01654	FORDS SHOPPING CENTER	5 LAFAYETTE ROAD	FORDS	NJ	08863-1046	MIDDLESEX	732 - 225-9655	BR0108767	12:40 PM
1655	01655	“1389 STATE ROUTE 10, NORTH”		BRANCHLAND	WV	25506-9719	LINCOLN	304 - 824-7077	AR3297581	9:30 AM
1656	01656	FOREST HILLS PLAZA	1019 CUMBERLAND FALLS RD.	CORBIN	KY	40701-2735	WHITLEY	606 - 528-8270	AR3247687	1:00 PM
1657	01657	116 N. PINE STREET		PINEVILLE	KY	40977-1647	BELL	606 - 337-6548	BR0886006	10:00 AM
1658	01658	ADAMS FOUR SHOPPING CENTER	800 W. FOURTH STREET	WILMINGTON	DE	19801-2006	NEW CASTLE	302 - 654-4493	BR0108793	11:00 AM
1659	01659	437 N.WOLF CREEK STREET		BROOKVILLE	OH	45309-1214	MONTGOMERY	937 - 833-2174	BR0131499	11:25 AM
1661	01661	2859-61 KENNEDY BOULEVARD		JERSEY CITY	NJ	07306-3901	HUDSON	201 - 433-2826	BR0108779	10:15 AM
1662	01662	700 EAST MAIN STREET		PALMYRA	PA	17078-3704	LEBANON	717 - 838-8878	BR0138013	11:30 AM
1663	01663	419 WEST MAIN STREET		GAYLORD	MI	49735-1859	OTSEGO	989 - 732-5220	AR3296705	10:15 AM
1665	01665	2750 B0STON ROAD		BRONX	NY	10469-4127	BRONX	718 - 405-2127	BR0127868	9:10 AM
1668	01668	707 SHARON NEW CASTLE RD.		FARRELL	PA	16121-1361	MERCER	724 - 983-1645	BR0108806	9:32 AM
1669	01669	402 SOUTH DAVIS STREET		NASHVILLE	GA	31639-2441	BERRIEN	229 - 686-5113	BR0122440	12:46 PM
1670	01670	76 SMITH STREET		PERTH AMBOY	NJ	08861-4414	MIDDLESEX	732 - 826-7690	BR0181723	12:05 PM
1671	01671	1103-1107 WEST SCREVEN STREET		QUITMAN	GA	31643-1815	BROOKS	229 - 263-4455	BR0168042	11:22 AM
1672	01672	6912 NEW FALLS ROAD		LEVITTOWN	PA	19057-2410	BUCKS	215 - 949-3052	BR0202894	11:10 AM
1673	01673	715 WEST FOURTH STREET		ADEL	GA	31620-2607	COOK	229 - 896-2300	BR0122414	1:29 PM
1674	01674	3950 UNION ROAD		CHEEKTOWAGA	NY	14225-4252	ERIE	716 - 634-3603	BR0182181	1:00 PM
1677	01677	476 WILLIAM STREET		BUFFALO	NY	14206-1538	ERIE	716 - 847-0424	BR0233053	1:00 PM
1678	01678	GRAY’S SHOPPING CENTER	5113 LEE HIGHWAY	VERONA	VA	24482-9767	AUGUSTA	540 - 248-0307	BR0170845	10:06 AM
1680	01680	3232 28TH STREET		GRANDVILLE	MI	49418-1423	KENT	616 - 538-0000	BR0204381	10:22 AM
1685	01685	801 WYOMING AVENUE		WEST PITTSTON	PA	18643-2766	LUZERNE	570 - 654-6689	BR0217441	1:00 PM
1687	01687	306 NORTH MAIN STREET		WEBSTER SPRINGS	WV	26288-1046	WEBSTER	304 - 847-2900	BR0258714	1:30 AM
1688	01688	2418 JACKSON AVENUE		POINT PLEASANT	WV	25550-2008	MASON	304 - 675-1624	AR7024730	8:30 AM
1689	01689	3071-3085 SOUTH PARK AVENUE		LACKAWANNA	NY	14218-3107	ERIE	716 - 824-6263	BR0234865	1:00 PM
1691	01691	THE GIANT PLAZA	1133 NORTH US 31	PETOSKEY	MI	49770-9305	EMMET	231 - 348-2767	BR0238293	12:21 PM
1692	01692	COUNTY SEAT PLAZA	1089 OLD COUNTRY ROAD	“RIVERHEAD, LI”	NY	11901-2019	SUFFOLK	631 - 727-1060	BR0327812	10:00 AM
1694	01694	1709 HARPER ROAD		BECKLEY	WV	25801-3311	RALEIGH	304 - 255-1251	BR0310730	11:00 AM
1697	01697	106 W. RACE STREET		KINGSTON	TN	37763-2721	ROANE	865 - 376-5263	BR0899293	8:43 AM
1698	01698	221 GROVE CITY ROAD		SLIPPERY ROCK	PA	16057-8524	BUTLER	724 - 794-6365	BR0217465	11:30 AM
1699	01699	IMPERIAL POINT PLAZA	9141 RIDGE ROAD	GIRARD	PA	16417-9645	ERIE	814 - 774-8880	BR0217403	1:00 PM

1704	01704	EDGEWOOD VILLAGE S/C	657 HEACOCK ROAD	YARDLEY	PA	19067-6338	BUCKS	215 - 321-0105	BR0356647	10:45 AM
1707	01707	47-07 BROADWAY		ASTORIA	NY	11103-1629	QUEENS	718 - 726-0801	BR0386474	11:50 AM
1709	01709	1 CENTENNIAL WAY		SCOTTDALE	PA	15683-1744	WESTMORELAND	724 - 887-4727	BR0288046	11:55 AM
1711	01711	408 GRAND STREET		MANHATTAN	NY	10002-4702	NEW YORK	212 - 529-7115	BR0818990	11:30 AM
1715	01715	101 SOUTH MORENCI STREET		MIO	MI	48647-9470	OSCODA	989 - 826-3737	BR0300640	8:57 AM
1716	01716	101 WHITE HORSE PIKE		CLEMENTON	NJ	08021-4154	CAMDEN	856 - 627-6649	BR0362929	11:00 AM
1717	01717	523 NORTH IRWIN AVENUE		OCILLA	GA	31774-1007	IRWIN	229 - 468-7149	BR0352473	11:07 AM
1721	01721	MEADOWS SHOPPING CENTER	6622-24 SECURITY BOULEVARD	BALTIMORE	MD	21207-4010	BALTIMORE	410 - 944-6611	BR0294986	9:35 AM
1722	01722	670 THURSTON ROAD		ROCHESTER	NY	14619-2151	MONROE	585 - 436-1430	BR0815829	1:00 PM
1726	01726	415 ROUTE 22		DELMONT	PA	15626-1637	WESTMORELAND	724 - 468-6282	BR0702806	11:29 AM
1728	01728	417 BOONES CREEK ROAD		JONESBOROUGH	TN	37659-5165	WASHINGTON	423 - 753-9701	BR0357500	9:50 AM
1729	01729	218 WEST MAIN STREET		FLUSHING	MI	48433-2032	GENESEE	810 - 659-9112	BR0344363	1:00 PM
1731	01731	337 CENTRAL AVENUE		JERSEY CITY	NJ	07307-2919	HUDSON	201 - 653-0357	BR0715170	9:50 AM
1732	01732	CROSSROADS SHOPPING CENTER	823 COOPER LANDING ROAD	CHERRY HILL	NJ	08002-1722	CAMDEN	856 - 667-6596	BR0474180	2:25 PM
1733	01733	JEFFERSONVILLE S/C	1930 W. MAIN ST.	JEFFERSONVILLE	PA	19403-3175	MONTGOMERY	610 - 631-1889	BR0415554	1:12 PM
1735	01735	9 NORTH 52ND STREET		PHILADELPHIA	PA	19139-2644	PHILADELPHIA	215 - 748-8342	BR0760593	10:55 AM
1736	01736	RICHFIELD SHOPPING CENTER	1366 CLIFTON AVENUE	CLIFTON	NJ	07012-1343	PASSAIC	973 - 778-2940	BR0448616	11:55 AM
1737	01737	U.S. 23 & 35TH STREET		CATLETTSBURG	KY	41129-9803	BOYD	606 - 739-4432	BR0757015	12:00 PM
1738	01738	2241 E. MONUMENT STREET		BALTIMORE	MD	21205-2430	BALTIMORE CITY	410 - 675-2416	AR7473870	7:43 AM
1739	01739	TAYLOR SHOPPING CENTER	1345 SOUTH MAIN AVENUE	TAYLOR	PA	18504-3237	LACKAWANNA	570 - 969-1843	BR0924351	10:15 AM
1740	01740	500 LAFAYETTE AVENUE		BAY CITY	MI	48708-7854	BAY	989 - 892-5300	BR0370510	11:02 AM
1742	01742	701 HANOVER AVENUE		ALLENTOWN	PA	18103-2006	LEHIGH	610 - 820-0450	BR0479508	12:00 PM
1743	01743	100 SOUTH CAROL MALONE BLVD.		GRAYSON	KY	41143-1352	CARTER	606 - 474-4470	BR0356039	9:15 AM
1744	01744	1040 RICHMOND STREET		MT. VERNON	KY	40456-2307	ROCKCASTLE	606 - 256-9207	BR0808874	12:45 PM
1745	01745	SHOP-RITE S/C	512 GOODRICH ST.	VASSAR	MI	48768-9205	TUSCOLA	989 - 823-2391	BR0768880	12:06 PM
1746	01746	435 LEXINGTON AVENUE		CLIFTON	NJ	07011-2356	PASSAIC	973 - 546-9388	BR0641894	10:45 AM
1748	01748	10404 MACCORKLE AVENUE		MARMET	WV	25315-1916	KANAWHA	304 - 949-2838	BR0715168	10:50 AM
1751	01751	400 PEOPLES PLAZA		NEWARK	DE	19702-4797	NEW CASTLE	302 - 834-0532	BR0638479	9:35 AM
1753	01753	859 FRANKLIN SPRINGS ST.		ROYSTON	GA	30662-1527	FRANKLIN	706 - 245-8595	BR0444024	1:00 PM
1754	01754	4390 RICHMOND STREET		PHILADELPHIA	PA	19137-1912	PHILADELPHIA	215 - 533-6564	BR0705511	11:25 AM
1755	01755	933 BLACKBURN AVE		ASHLAND	KY	41101-4503	BOYD	606 - 324-0372	BR1038074	11:15 AM
1757	01757	3400 MOUNTAIN ROAD		PASADENA	MD	21122-2021	ANNE ARUNDEL	410 - 360-1509	BR2613289	9:28 AM
1758	01758	113 EAST BALTIMORE AVENUE		CLIFTON HEIGHTS	PA	19018-1603	DELAWARE	610 - 622-3225	BR0803862	10:20 AM
1759	01759	1242-50 HAMILTON AVENUE		TRENTON	NJ	08629-1401	MERCER	609 - 396-4744	BR0715156	10:15 AM
1760	01760	FINKSBURG PLAZA	3000 GAMBER ROAD SUITE 2	FINKSBURG	MD	21048-2242	CARROLL	410 - 861-8100	BR0917700	9:30 AM
1762	01762	380 HARMONY ROAD		GIBBSTOWN	NJ	08027-1702	GLOUCESTER	856 - 423-2944	BR1264996	1:20 PM
1764	01764	5601 CHESTNUT STREET		PHILADELPHIA	PA	19139-3233	PHILADELPHIA	215 - 474-6868	BR0671479	10:15 AM
1766	01766	SNYDER PLAZA	10 SNYDER AVENUE	PHILADELPHIA	PA	19148-2711	PHILADELPHIA	215 - 465-3270	BR0660402	1:35 PM

1767	01767	STRAWBERRY SQUARE	2801 W. DAUPHIN STREET	PHILADELPHIA	PA	19132-3452	PHILADELPHIA	215 - 225-1912	BR0775924	11:00 AM
1768	01768	1620 MAIN STREET		NORTHAMPTON	PA	18067-1541	NORTHAMPTON	610 - 262-2022	BR0782210	9:25 AM
1769	01769	1615 LINCOLN WAY		WHITE OAK	PA	15131-1713	ALLEGHENY	412 - 672-5576	BR0713289	10:31 AM
1770	01770	275 PRESTONSBURG STREET		WEST LIBERTY	KY	41472-1135	MORGAN	606 - 743-3425	BR0803672	11:00 AM
1772	01772	PO BOX 63	1010 EAST CENTER STREET	ITHACA	MI	48847-0063	GRATIOT	989 - 875-3380	BR0994081	12:30 PM
1778	01778	596 SHREWSBURY AVENUE		RED BANK	NJ	07701-4909	MONMOUTH	732 - 741-7904	BR1098400	12:15 PM
1780	01780	BI-LO PLAZA	1516 JEFFERSON AVENUE	WINDBER	PA	15963-1752	SOMERSET	814 - 467-9168	BR0728228	11:38 AM
1781	01781	125 NORTH MAIN STREET	BOX 278	STANTON	KY	40380-2174	POWELL	606 - 663-2521	BR0722226	12:30 PM
1782	01782	3801 N. MARKET STREET		WILMINGTON	DE	19802-2215	NEW CASTLE	302 - 762-1127	BR0799405	11:10 AM
1784	01784	1100-02 SEVENTH AVENUE		BEAVER FALLS	PA	15010-4424	BEAVER	724 - 843-5288	BR0660387	9:53 AM
1790	01790	141 MERIDEN ROAD		WATERBURY	CT	06705-1937	NEW HAVEN	203 - 573-0378	BR0721440	6:34 AM
1792	01792	ALAMEDA SHOPPING CENTER	5618 THE ALAMEDA	BALTIMORE	MD	21239-2737	BALTIMORE CITY	410 - 435-7072	BR1681320	7:51 AM
1793	01793	651 LINCOLN STREET		CADIZ	OH	43907-9498	HARRISON	740 - 942-3101	BR0546171	1:29 PM
1795	01795	BUCHANAN AVENUE	WV ROUTE 83 PO BOX 751	BRADSHAW	WV	24817-0751	MCDOWELL	304 - 967-5001	BR0634407	12:00 PM
1796	01796	TINTON FALLS CENTER	4057 ASBURY AVENUE	NEPTUNE	NJ	07753-7700	MONMOUTH	732 - 493-0669	BR1054991	12:00 PM
1799	01799	1380 ROCKAWAY PARKWAY		BROOKLYN	NY	11236-2322	KINGS	718 - 272-1107	BR1003831	3:15 PM
1800	01800	20 VILLAGE CENTER		EAST STROUDSBURG	PA	18301-8705	MONROE	570 - 223-8062	BR1660097	1:15 PM
1801	01801	195 M-66 HIGHWAY		CHARLEVOIX	MI	49720-9338	CHARLEVOIX	231 - 547-4001	BM0426747	11:17 AM
1802	01802	NO. 1802	300 W. MAIN STREET	BRIDGEPORT	WV	26330-1751	HARRISON	304 - 842-3131	BR0431231	8:49 AM
1803	01803	10764 NORTH STREET		GARRETTSVILLE	OH	44231-1016	PORTAGE	330 - 527-2828	BR0431229	9:47 AM
1805	01805	33-01 30TH AVENUE		ASTORIA	NY	11103-4601	QUEENS	718 - 721-3475	BR1209091	11:40 AM
1807	01807	1224 EAST LOVEJOY STREET		BUFFALO	NY	14206-1216	ERIE	716 - 893-2338	BR0448628	1:00 PM
1809	01809	CAMBRIA HEIGHTS	222-14 LINDEN BOULEVARD	CAMBRIA HEIGHTS	NY	11411-1606	QUEENS	718 - 949-3000	BR0782335	10:25 AM
1811	01811	1661 LASKIN ROAD		VIRGINIA BEACH	VA	23451-6138	VIRGINIA BEACH CITY	757 - 425-7665	BR6283220	6:12 AM
1812	01812	410 WEST TOM T HALL BLVD	“US ROUTES 2, 59 AND 60”	OLIVE HILL	KY	41164-1328	CARTER	606 - 286-2322	BR0860595	9:15 AM
1814	01814	113 WEST MAIN STREET		WEST NEWTON	PA	15089-1141	WESTMORELAND	724 - 872-6401	BR0700650	11:27 AM
1816	01816	845 ABBOTT ROAD		BUFFALO	NY	14220-2401	ERIE	716 - 827-9268	BR0601117	1:00 PM
1818	01818	5034 BOBBY HICKS HWY STE 3		GRAY	TN	37615-6206	JOHNSON	423 - 477-2166	BR0932904	1:03 PM
1822	01822	1950 WEST CENTRE AVENUE		PORTAGE	MI	49024-5334	KALAMAZOO	269 - 321-0664	BR0695710	11:42 AM
1825	01825	UNIVERSITY PLAZA	1735 STATE OF FRANKLIN	JOHNSON CITY	TN	37604-6573	WASHINGTON	423 - 929-2611	BR1171444	10:16 AM
1826	01826	128 LOVVORN AVENUE		BOWDON	GA	30108-1000	CARROLL	770 - 258-3310	BR0965220	1:00 PM
1827	01827	2172 PENFIELD ROAD		PENFIELD	NY	14526-1736	MONROE	585 - 388-9410	BR6563515	1:00 PM
1830	01830	COLONIAL PLAZA	387 YORK AVENUE	NORTH TOWANDA	PA	18848-2016	BRADFORD	570 - 265-7882	BR0787878	1:00 PM
1832	01832	2596 TINKLING SPRING ROAD		STUARTS DRAFT	VA	24477-2706	AUGUSTA	540 - 337-2640	BR0775671	11:34 AM
1833	01833	3701 NY HIGHWAY 43	BOX 372	WEST SAND LAKE	NY	12196-1928	RENSSELAER	518 - 674-5877	BR0707426	12:02 PM
1839	01839	72 ELM STREET		WEST HAVEN	CT	06516-3810	NEW HAVEN	203 - 933-5260	BR5826093	10:10 AM
1843	01843	800 HABERSHAM STREET		SAVANNAH	GA	31401-5935	CHATHAM	912 - 234-7724	BR1539278	1:00 PM
1845	01845	3901 WHITE PLAINS ROAD		BRONX	NY	10466-3017	BRONX	718 - 652-7150	BR0879075	10:20 AM

1849	01849	PO BOX 338		GILBERT	WV	25621-0338	MINGO	304 - 664-9800	BR0780521	10:05 AM
1851	01851	14111 TIMBER WAY		TIMBERVILLE	VA	22853-2325	ROCKINGHAM	540 - 896-6407	BR1055979	8:02 AM
1852	01852	CROSSROADS S/C	1107 MAIN STREET	PEEKSKILL	NY	10566-2907	WESTCHESTER	914 - 737-0154	AR5302839	10:45 AM
1854	01854	1709 LIBERTY STREET		ERIE	PA	16502-1650	ERIE	814 - 452-2596	BR0759576	1:00 PM
1859	01859	7501 RITCHIE HIGHWAY		GLEN BURNIE	MD	21061-3716	ANNE ARUNDEL	410 - 766-5220	BR0785571	7:53 AM
1860	01860	490 HURFVILLE-CROSS KEYS		SEWELL	NJ	08080-2342	GLOUCESTER	856 - 589-8466	BR1152797	1:15 PM
1861	01861	2156 GRAND ISLAND BLVD.		GRAND ISLAND	NY	14072-2194	ERIE	716 - 773-3111	BR0601092	1:00 PM
1862	01862	214 CENTRAL AVENUE		SILVER CREEK	NY	14136-1339	CHAUTAUQUA	716 - 934-3980	BR0800777	1:00 PM
1866	01866	“ATCO PLAZA, SUITE E”	386E WHITE HORSE PIKE	ATCO	NJ	08004-2265	CAMDEN	856 - 768-0911	BR1698135	12:30 PM
1867	01867	1147 COOPER STREET		EDGEWATER PARK	NJ	08010-2558	BURLINGTON	609 - 877-0013	BR1265001	10:30 AM
1868	01868	320 MAIN STREET		BEACON	NY	12508-3019	DUTCHESS	845 - 831-5699	BR0919691	9:45 AM
1869	01869	756 EAST DELAVAN AVENUE		BUFFALO	NY	14215-3042	ERIE	716 - 893-0417	BR0983850	1:00 PM
1870	01870	531 US HIGHWAY 22 EAST		WHITEHOUSE STATION	NJ	08889-3603	HUNTERDON	908 - 534-0019	BR6221167	1:05 PM
1871	01871	40 EAST STATE STREET		MT. MORRIS	NY	14510-1147	LIVINGSTON	585 - 658-9498	BR1018197	1:00 PM
1879	01879	8702 STAPLES MILL ROAD		RICHMOND	VA	23228-2721	HENRICO	804 - 264-9634	BR1082798	10:04 AM
1881	01881	185 KINGS HIGHWAY		BROOKLYN	NY	11223-1105	KINGS	718 - 331-2019	BR0986135	12:45 PM
1882	01882	EVERYBODY’S S/C	325 FERRY STREET	NEW HAVEN	CT	06513-3702	NEW HAVEN	203 - 777-0695	BR0918308	1:00 PM
1886	01886	802 NATHAN DEAN BYPASS		ROCKMART	GA	30153-1945	POLK	770 - 684-6547	BR1159020	10:03 AM
1887	01887	2103 N. THIRD STREET		HARRISBURG	PA	17110-1812	DAUPHIN	717 - 236-4208	BR1124661	12:55 PM
1889	01889	1533 EAST PEMBROKE AVENUE		HAMPTON	VA	23663-2038	YORK	757 - 728-9649	BR1279733	1:00 PM
1892	01892	211 WEST COLLEGE STREET		COLQUITT	GA	31737-1213	MILLER	229 - 758-3168	BR1156492	12:16 PM
1893	01893	335 CRYSTAL LANE		STRASBURG	VA	22657-2364	SHENANDOAH	540 - 465-3725	BR1711096	8:17 AM
1894	01894	2901 CARLISLE ROAD		DOVER	PA	17315-4603	YORK	717 - 764-9831	BR1660085	10:45 AM
1896	01896	120 WEST RESERVOIR ROAD		WOODSTOCK	VA	22664-1012	SHENANDOAH	540 - 459-2183	BR0972605	7:52 AM
1897	01897	8130 OHIO RIVER ROAD		WHEELERSBURG	OH	45694-1625	SCIOTO	740 - 574-5054	BR1311555	12:15 PM
1900	01900	4053 LANKFORD HIGHWAY	PO BOX 850	EXMORE	VA	23350-2643	NORTHAMPTON	757 - 442-8542	BR1283035	1:00 PM
1901	01901	BI-LO CENTER	2211 MOODY ROAD	WARNER ROBINS	GA	31088-6131	HOUSTON	478 - 328-8783	BR1142138	1:00 PM
1902	01902	2067 ROUTE 116		SPRING GROVE	PA	17362-8517	YORK	717 - 225-5227	BR1164879	12:10 PM
1906	01906	SILO S/C	13387 JONES STREET	LAVONIA	GA	30553-1164	FRANKLIN	706 - 356-4153	BR1085756	1:00 PM
1909	01909	41 BUFFALO ROAD		EAST AURORA	NY	14052-1648	ERIE	716 - 652-5686	BR0943779	1:00 PM
1910	01910	2025 SHERIDAN DRIVE		BUFFALO	NY	14223-1201	ERIE	716 - 873-7813	BR0943767	1:00 PM
1911	01911	2141 FILLMORE AVENUE		BUFFALO	NY	14214-2505	ERIE	716 - 832-6357	BR0943729	1:00 PM
1912	01912	3953 LOCKPORT OLCOTT ROAD		LOCKPORT	NY	14094-1132	NIAGARA	716 - 433-6061	BR0943743	1:00 PM
1913	01913	214 LOCKPORT STREET		YOUNGSTOWN	NY	14174-1008	NIAGARA	716 - 745-3313	BR0943755	1:00 PM
1914	01914	NUTTER FORT	401 BUCKHANNON PIKE	NUTTERFORT	WV	26301-4307	HARRISON	304 - 622-1204	BR1265013	12:49 PM
1915	01915	650 EAST WASHINGTON AVENUE		ASHBURN	GA	31714-5316	TURNER	229 - 567-3007	BR1287259	10:04 AM
1917	01917	13 NORTH DELSEA DRIVE		CLAYTON	NJ	08312-1637	GLOUCESTER	856 - 881-0667	BR1740756	9:45 AM
1921	01921	1242 LIBERTY AVENUE		OZONE PARK	NY	11417-1044	QUEENS	718 - 235-7041	BR1372678	12:35 PM
1922	01922	315 WEST FOURTH STREET		QUARRYVILLE	PA	17566-1922	LANCASTER	717 - 786-9091	BR1319412	11:45 AM
1924	01924	944 BROWN STREET		AKRON	OH	44311-2261	SUMMIT	330 - 724-7093	BR1243219	11:29 AM

1925	01925	634-640 MONONGAHELA AVENUE		GLASSPORT	PA	15045-1608	ALLEGHENY	412 - 678-5109	BR1627782	12:33 PM
1929	01929	175 EAGLEVIEW BOULEVARD		EXTON	PA	19341-3060	CHESTER	610 - 363-0554	BR1788263	11:30 AM
1930	01930	WESTVIEW SHOPPING CENTER	150 BURKESVILLE ROAD	ALBANY	KY	42602-1602	CLINTON	606 - 387-8722	BR1408992	11:30 AM
1933	01933	410 FAIRFAX PIKE		STEPHENS CITY	VA	22655-2969	FREDERICK	540 - 869-2212	BR1422663	7:07 AM
1935	01935	289 NORTH MAIN STREET		JELLICO	TN	37762-2131	CAMPBELL	423 - 784-8380	BR1243233	2:15 PM
1936	01936	2017-2023 SOUTH BROAD ST.		PHILADELPHIA	PA	19148-5505	PHILADELPHIA	215 - 467-0850	BR1140437	12:55 PM
1939	01939	1108 STATE STREET		SCHENECTADY	NY	12307-2610	SCHENECTADY	518 - 382-1239	BR1372680	11:30 AM
1941	01941	7401 OGONTZ AVENUE		PHILADELPHIA	PA	19138-1323	PHILADELPHIA	215 - 224-9997	BR1622453	2:50 PM
1944	01944	900 MOUNT ROYAL BLVD.		PITTSBURGH	PA	15223-1060	ALLEGHENY	412 - 487-5706	BR3115361	11:16 AM
1947	01947	960 HALSEY STREET		BROOKLYN	NY	11233-1403	KINGS	718 - 602-1607	BR6141434	2:45 PM
1949	01949	1510 MAIN STREET		FOLLANSBEE	WV	26037-1222	BROOKE	304 - 527-4082	BR1378226	1:50 PM
1955	01955	12 CARRIAGE SQUARE	STERLING ROAD (ROUTE 196 S)	TOBYHANNA	PA	18466-3960	MONROE	570 - 894-0571	BR1551046	2:40 PM
1956	01956	PARKWOOD SHOPPING CENTER	12353 ACADEMY ROAD	PHILADELPHIA	PA	19154-1927	PHILADELPHIA	215 - 637-4690	BR1296880	10:50 AM
1957	01957	3040-44 EASTCHESTER RD.		BRONX	NY	10469-3202	BRONX	718 - 320-5101	BR1467453	11:50 AM
1960	01960	1315 JEFFERSON AVENUE		BUFFALO	NY	14208-2102	ERIE	716 - 882-6282	BR1644586	1:00 PM
1962	01962	284 CONNECTICUT STREET		BUFFALO	NY	14213-2542	ERIE	716 - 881-4007	BR1735527	1:00 PM
1963	01963	262 CONNELLSVILLE STREET		UNIONTOWN	PA	15401-3814	FAYETTE	724 - 438-9799	BR1804106	12:26 PM
1964	01964	PO BOX 369	1235 WASHINGTON STREET	CLARKESVILLE	GA	30523-0369	HABERSHAM	706 - 754-4122	BR1667988	1:00 PM
1965	01965	805 BARDSTOWN ROAD	SUITE 1	SPRINGFIELD	KY	40069-1513	WASHINGTON	859 - 336-9004	BR1304029	8:50 AM
1969	01969	609 MAIN STREET		“FARMINGDALE, LI,”	NY	11735-4100	NASSAU	516 - 694-0775	BR1566681	1:00 PM
1970	01970	431 HALEDON AVENUE		HALEDON	NJ	07508-1555	PASSAIC	973 - 904-0550	BR1674010	11:10 AM
1972	01972	620 CENTRAL DRIVE		EAST DUBLIN	GA	31021-7414	LAURENS	478 - 272-8024	BR1546552	1:00 PM
1974	01974	PINEHILL CROSSING SHOP CENTER	701 RIVERSIDE AVE. #2	WAYCROSS	GA	31501-5335	WARE	912 - 283-7101	BR1658799	10:29 AM
1975	01975	4810 PENN AVENUE		SINKING SPRINGS	PA	19608-1111	BERKS	610 - 670-9986	BR1643166	12:50 PM
1976	01976	329 PORT ALLEGANY ROAD		COUDERSPORT	PA	16915-9523	POTTER	814 - 274-0439	BR1509578	1:00 PM
1977	01977	35 MILL ROAD		IRVINGTON	NJ	07111-1009	ESSEX	973 - 372-0733	BR1579385	11:55 AM
1978	01978	LEONARDTOWN SHOPPING CENTER	40955 MERCHANT LANE	LEONARDTOWN	MD	20650-3702	ST. MARY’S	301 - 475-7212	BR1930761	9:43 AM
1981	01981	BEAUFORT PLAZA	2023A LINGLESTOWN ROAD	HARRISBURG	PA	17110-9484	DAUPHIN	717 - 540-4310	BR1455965	10:20 AM
1982	01982	98 NORTH PIKE STREET		GRAFTON	WV	26354-1538	TAYLOR	304 - 265-0758	BR1434529	8:42 AM
1983	01983	102 EASTON ROAD		NAZARETH	PA	18064-3011	NORTHAMPTON	610 - 759-6066	BR1643154	9:15 AM
1986	01986	411 SOLIDA ROAD		SOUTH POINT	OH	45680-9208	LAWRENCE	740 - 377-9992	BR1724447	12:45 PM
1987	01987	GREENBRIAR SHOPPING CENTER	1201 VOLVO PARKWAY	CHESAPEAKE	VA	23320-2811	CHESAPEAKE CITY	757 - 436-9157	BR1594476	1:00 PM
1989	01989	TORY CORNER MARKET	262 MAIN STREET	WEST ORANGE	NJ	07052-5617	ESSEX	973 - 669-3357	BR1740869	10:40 AM
1990	01990	957 CURRY RD		ROTTERDAM	NY	12306-2909	SCHENECTADY	518 - 356-6310	BR1971553	11:00 AM
1991	01991	UNIVERSITY PLAZA SHOP/CENTER	186 WEST MARKET STREET	NEWARK	NJ	07103-2727	ESSEX	973 - 596-8188	BR2192653	11:30 AM
1992	01992	PO BOX 1251	“ROUTE 119, HOLDEN ROAD”	MOUNT GAY	WV	25637-1251	LOGAN	304 - 239-2020	BR1642518	9:25 AM
1993	01993	HAWLEY PLAZA	2511 W 4TH ST SUITE A	WILMINGTON	DE	19805-3307	NEW CASTLE	302 - 654-2276	BR1598397	10:30 AM
1998	01998	1200-1220 CLINTON AVENUE		IRVINGTON	NJ	07111-2015	ESSEX	973 - 375-3211	BR2083258	12:05 PM
2000	02000	330 CUMBERLAND PARKWAY		MECHANICSBURG	PA	17055-5674	CUMBERLAND	717 - 796-7685	BR6112229	2:30 PM

2002	02002	518 JEFFERSON PLAZA		PORT JEFFERSON STA	NY	11776-1104	SUFFOLK	631 - 476-8334	BR5900003	11:25 AM
2010	02010	4046 BROADWAY		MANHATTAN	NY	10032-1517	NEW YORK	212 - 928-2550	BR6640999	11:40 AM
2017	02017	762 EAST JOHNSON HIGHWAY		NORRISTOWN	PA	19401-3110	MONTGOMERY	610 - 272-5401	BR5799068	10:30 AM
2059	02059	99-17 QUEENS BOULEVARD		REGO PARK	NY	11374-4512	QUEENS	718 - 896-3123	BR6654568	10:25 AM
2077	02077	713 NORTH STATE STREET		GIRARD	OH	44420-1750	TRUMBULL	330 - 545-8414	BR5795604	12:25 PM
2080	02080	151 EAST MAIN STREET		DOVER-FOXCROFT	ME	04426-1304	PISCATAQUIS	207 - 564-9011	BR6203498	12:00 PM
2089	02089	1030 WOLCOTT STREET		WATERBURY	CT	06705-1316	NEW HAVEN	203 - 754-3636	BR6194601	9:04 AM
2098	02098	2250 SEAMANS NECK ROAD		SEAFORD	NY	11783-2543	NASSAU	516 - 781-3712	BR6163377	9:24 AM
2108	02108	WORD OF GOD OUTREACH CENTER	103 EAST PINE STREET	SWAINSBORO	GA	30401-2062	EMANUEL	478 - 237-2605	BR0776332	1:00 PM
2110	02110	2423 SYLVESTER ROAD		ALBANY	GA	31705-2422	DOUGHERTY	229 - 431-1120	BR0776306	1:25 PM
2112	02112	MOULTRIE PLAZA	“305 6TH STREET, SE”	MOULTRIE	GA	31768-4842	COLQUITT	229 - 985-1378	BR0776368	1:54 PM
2113	02113	2001 VETERANS BOULEVARD	SUITE #18	DUBLIN	GA	31021-3028	LAURENS	478 - 272-8660	BR0776356	1:00 PM
2120	02120	CRESTWOOD PLAZA S/C	6970 CRESTWOOD BOULEVARD	FREDERICK	MD	21703-7225	FREDERICK	301 - 682-9158	BR6174988	8:32 AM
2136	02136	HEMPSTEAD VILLAGE COMMONS	270 PENINSULA BOULEVARD	HEMPSTEAD	NY	11550-4913	NASSAU	516 - 489-1942	BR6185688	12:00 PM
2204	02204	2801 FOSTER AVENUE		BALTIMORE	MD	21224-3816	BALTIMORE CITY	410 - 732-0523	BR0815742	9:14 AM
2205	02205	1520 ROCK SPRING ROAD		FOREST HILL	MD	21050-2815	HARFORD	410 - 836-5288	BR0815730	11:10 AM
2207	02207	6 CARROLL ISLAND ROAD		BALTIMORE	MD	21220-2206	BALTIMORE	410 - 335-2323	BR0815716	9:54 AM
2209	02209	CHADWICK MANOR	7153 SECURITY BLVD	BALTIMORE	MD	21244-1811	BALTIMORE	410 - 944-6400	BR0815689	9:39 AM
2210	02210	1400 SULPHUR SPRING ROAD		BALTIMORE	MD	21227-2701	BALTIMORE	410 - 737-9221	BR0815691	6:38 AM
2211	02211	17 WEST BALTIMORE STREET		BALTIMORE	MD	21201-3202	BALTIMORE CITY	410 - 539-0838	BR0815677	7:06 AM
2212	02212	6402 GOLDEN RING ROAD		BALTIMORE	MD	21237-2010	BALTIMORE	410 - 866-2500	BR0815665	9:00 AM
2214	02214	GREENSPRING S.C.	2855 SMITH AVENUE	BALTIMORE	MD	21209-1426	BALTIMORE	410 - 484-3200	BR0815641	7:34 AM
2217	02217	35 EAST PADONIA ROAD		TIMONIUM	MD	21093-2306	BALTIMORE	410 - 252-8901	BR0815615	8:28 AM
2220	02220	ABERDEEN MARKETPLACE	1014 BEARDS HILL ROAD	ABERDEEN	MD	21001-2230	HARFORD	410 - 272-7000	BR0815588	1:30 PM
2223	02223	FREEDOM VILLAGE S/C	6300 GEORGETOWN BLVD #107	ELDERSBURG	MD	21784-6419	CARROLL	410 - 549-6250	BR1243194	10:25 AM
2231	02231	300 PULASKI HIGHWAY		JOPPA	MD	21085-3699	HARFORD	410 - 538-5124	BR1137416	12:21 PM
2235	02235	HIGHLAND TOWNE VILLAGE	3820 E. LOMBARD STREET	BALTIMORE	MD	21224-2400	BALTIMORE CITY	410 - 675-1126	BR1137505	8:19 AM
2248	02248	VILLAGE CENTER AT HAMLIN	PO BOX 628 ROUTE #590	HAMLIN	PA	18427-0628	WAYNE	570 - 689-4660	BR2135691	1:50 PM
2252	02252	5272 TORRESDALE AVENUE		PHILADELPHIA	PA	19124-2041	PHILADELPHIA	215 - 535-6854	BR1841572	9:15 AM
2253	02253	ELKRIDGE PLAZA	7270 MONTGOMERY ROAD	ELKRIDGE	MD	21227-5417	HOWARD	410 - 796-3344	BR2511889	4:27 AM
2255	02255	520 NORTH STATE ROUTE 2		NEW MARTINSVILLE	WV	26155-2714	WETZEL	304 - 455-1790	BR1720704	8:57 AM
2257	02257	GUNSTON PLAZA CENTER	7764 GUNSTON PLAZA DRIVE	LORTON	VA	22079-2531	FAIRFAX	703 - 339-0180	BR1881918	9:45 AM
2258	02258	1000 SENECA TRAIL NORTH		MARLINTON	WV	24954-1037	POCAHONTAS	304 - 799-6617	BR2737306	12:35 PM
2259	02259	11349 STATE HIGHWAY 1056	“BUSKIRK PLAZA, PO BOX 187”	MC CARR	KY	41544-8543	PIKE	606 - 427-9007	BR2831281	10:45 AM
2261	02261	201 N.HERMITAGE AVENUE		TRENTON	NJ	08618-5511	MERCER	609 - 396-6167	BR2081595	10:05 AM

2264	02264	1915 W. NINTH STREET		CHESTER	PA	19013-2719	DELAWARE	610 - 494-3910	BR1974319	1:30 PM
2265	02265	134 MAIN STREET	P. O. BOX 148	PARSONS	WV	26287-0148	TUCKER	304 - 478-4864	BR1736579	10:57 AM
2267	02267	452 POND STREET	ROUTE 271	BRISTOL BOROUGH	PA	19007-5121	BUCKS	215 - 785-1553	BR1739652	12:15 PM
2270	02270	VALLEY CENTER	1233 N. MT. JULIET RD.	MT. JULIET	TN	37122-3314	WILSON	615 - 754-4044	BR1710614	7:05 AM
2271	02271	“4135 NORTH GEORGE STREET, EXT		MANCHESTER	PA	17345-1311	YORK	717 - 266-6609	BR1910492	10:10 AM
2274	02274	WHITE LAKE CENTRE	3263 E. COLBY ROAD	WHITEHALL	MI	49461-9637	MUSKEGON	231 - 893-0310	BR2054752	9:53 AM
2277	02277	1701 THIRD STREET		BEAVER	PA	15009-2432	BEAVER	724 - 774-2210	BR1852537	1:17 PM
2280	02280	300 MARTIN LUTHER KING JR BLVD		BALTIMORE	MD	21201-1211	BALTIMORE CITY	410 - 539-2532	BR6198875	10:00 AM
2286	02286	200 NEW HARTFORD ROAD		WINSTED	CT	06098-3370	LITCHFIELD	860 - 379-5436	BR1932359	8:27 AM
2289	02289	2374 VALLEY ROAD		BERKELEY SPRINGS	WV	25411-4204	MORGAN	304 - 258-4955	BR2273984	12:20 PM
2290	02290	HIGHLANDS PLAZA	721 UNIVERSITY DRIVE	PRESTONSBURG	KY	41653-1801	FLOYD	606 - 886-3884	BR1749273	9:30 AM
2291	02291	450 NORTH RIDGE ROAD		RICHMOND	VA	23229-7404	HENRICO	804 - 282-4219	BR1732228	11:32 AM
2294	02294	315 ARSENAL STREET		WATERTOWN	NY	13601-2431	JEFFERSON	315 - 785-9079	BR6105515	1:00 PM
2298	02298	62 E. BALTIMORE AVENUE		LANSDOWNE	PA	19050-2741	DELAWARE	610 - 623-4367	BR2017350	9:10 AM
2303	02303	209 EAST MAIN STREET		ENON	OH	45323-1038	CLARK	937 - 864-1603	BR1749348	12:00 PM
2304	02304	2990 DERR ROAD		SPRINGFIELD	OH	45503-1368	CLARK	937 - 390-3540	BR1749324	11:00 AM
2305	02305	120 WEST MAIN STREET		RUSSELLS POINT	OH	43348-9601	LOGAN	937 - 843-2048	BR1749362	10:30 AM
2309	02309	1012 WEST SYLVANIA AVENUE		TOLEDO	OH	43612-1702	LUCAS	419 - 478-8177	BT1790787	1:00 PM
2310	02310	210 MAIN STREET		TOLEDO	OH	43605-2036	LUCAS	419 - 691-5851	BT1790799	1:00 PM
2313	02313	“1255 NORTH SCOTT, SUITE 310”		NAPOLEON	OH	43545-1060	HENRY	419 - 592-9086	BT1790826	1:00 PM
2314	02314	1605 BROADWAY STREET		TOLEDO	OH	43609-3239	LUCAS	419 - 244-5781	BT1790840	1:00 PM
2316	02316	3301 WEST CENTRAL AVENUE		TOLEDO	OH	43606-1405	LUCAS	419 - 531-1172	BT1790852	1:00 PM
2317	02317	3013 MONROE STREET		TOLEDO	OH	43606-4603	LUCAS	419 - 243-9803	BT1790864	1:00 PM
2318	02318	5224 DORR STREET		TOLEDO	OH	43615-3602	LUCAS	419 - 531-2115	BT1790876	1:00 PM
2319	02319	505 WEST MARKET STREET		LIMA	OH	45801-4717	ALLEN	419 - 222-7797	BT1791412	11:45 AM
2320	02320	113 NORTH COUNTYLINE STREET		FOSTORIA	OH	44830-1766	HANCOCK	419 - 435-7716	BT1791448	1:00 PM
2321	02321	2430 GLENDALE AVENUE		TOLEDO	OH	43614-2736	LUCAS	419 - 381-6981	BT1791474	1:00 PM
2326	02326	142 EAST SOUTH BOUNDARY		PERRYSBURG	OH	43551-2527	WOOD	419 - 874-3587	BT1789861	1:00 PM
2331	02331	4838 SUMMIT STREET		TOLEDO	OH	43611-2867	LUCAS	419 - 726-8449	BT1789900	1:00 PM
2339	02339	5033 SUDER AVENUE		TOLEDO	OH	43611-1458	LUCAS	419 - 729-9934	BT1789986	1:00 PM
2340	02340	2434 WEST LASKEY ROAD		TOLEDO	OH	43613-3504	LUCAS	419 - 473-1221	BT1789998	1:00 PM
2341	02341	5619 NORTH MAIN STREET		SYLVANIA	OH	43560-1929	LUCAS	419 - 885-3616	BT1790004	1:00 PM
2343	02343	1510 SOUTH MCCORD ROAD		HOLLAND	OH	43528-9409	LUCAS	419 - 866-8943	BT1790028	1:00 PM
2346	02346	810 EAST MANHATTAN BLVD.		TOLEDO	OH	43608-1471	LUCAS	419 - 729-2907	BT1790054	1:00 PM
2347	02347	1221 WEST HIGH STREET		BRYAN	OH	43506-1543	WILLIAMS	419 - 636-6142	BT1790066	1:00 PM
2348	02348	844 N. SHOOP AVENUE		WAUSEON	OH	43567-1814	FULTON	419 - 337-5050	BT1790078	1:00 PM
2350	02350	305 WEST MAIN STREET		OTTAWA	OH	45875-1725	PUTNAM	419 - 523-6030	BT1790220	10:30 AM
2351	02351	240 WEST NORTHERN AVENUE		LIMA	OH	45801-2839	ALLEN	419 - 229-5846	BT1790232	12:10 PM
2352	02352	1816 EAST SECOND STREET		DEFIANCE	OH	43512-2502	DEFIANCE	419 - 782-7832	BT1790244	1:00 PM
2353	02353	WATERVILLE PLAZA	1330 MICHIGAN AVENUE	WATERVILLE	OH	43566-1011	LUCAS	419 - 878-8384	BT1790256	1:00 PM
2354	02354	4018 NORTH MCCORD ROAD		SYLVANIA	OH	43560-3264	LUCAS	419 - 885-2989	BT1790268	1:00 PM

2355	02355	105 WEST AIRPORT HIGHWAY		SWANTON	OH	43558-1410	FULTON	419 - 825-1161	BT1790371	1:00 PM
2357	02357	120 NORTH MADISON AVENUE		SALEM	OH	44460-2439	COLUMBIANA	330 - 337-3494	BT1790395	10:36 AM
2359	02359	2017 BROAD AVENUE		FINDLAY	OH	45840-2749	HANCOCK	419 - 424-1828	BT1790410	1:00 PM
2360	02360	429 WEST CHURCH STREET		UPPER SANDUSKY	OH	43351-1038	WYANDOT	419 - 294-3469	BT1790422	1:00 PM
2363	02363	130 SOUTH DETROIT STREET		KENTON	OH	43326-1902	HARDIN	419 - 673-5220	BT1790458	12:15 PM
2364	02364	1850 NORTH CLINTON AVENUE		DEFIANCE	OH	43512-9785	DEFIANCE	419 - 782-0155	BT1790460	1:00 PM
2367	02367	1058 BELLEFONTAINE AVENUE		LIMA	OH	45804-2874	ALLEN	419 - 228-2296	BT1790496	11:40 AM
2372	02372	1055 N. WILLIAMS STREET		PAULDING	OH	45879-9570	PAULDING	419 - 399-5348	BT1790547	1:00 PM
2373	02373	21991 WEST STATE ROUTE 51		GENOA	OH	43430-1251	OTTAWA	419 - 855-8363	BT1790559	1:00 PM
2375	02375	925 WEST ERIE PLAZA		ERIE	PA	16505-4535	ERIE	814 - 454-7800	BT1789758	1:00 PM
2376	02376	SUMMIT PLAZA	5039 1/2 PEACH STREET	ERIE	PA	16509-2032	ERIE	814 - 866-0833	BT1789746	1:00 PM
2380	02380	975 MARKET STREET		MEADVILLE	PA	16335-3354	CRAWFORD	814 - 336-3773	BT1789772	8:40 AM
2381	02381	LIBERTY PLAZA	3716 LIBERTY STREET	ERIE	PA	16508-2537	ERIE	814 - 864-4969	BT1789760	1:00 PM
2382	02382	163 WEST 26TH STREET		ERIE	PA	16508-1803	ERIE	814 - 452-4012	BT1789811	1:00 PM
2387	02387	2103 EAST TUSCARAWAS AVENUE		CANTON	OH	44707-2864	STARK	330 - 454-7184	BT1790585	1:13 PM
2388	02388	“3030 MARKET AVENUE, N.E.”		CANTON	OH	44714-1428	STARK	330 - 456-0515	BT1790597	12:33 PM
2389	02389	3720 WEST TUSCARAWAS STREET		CANTON	OH	44708-5619	STARK	330 - 478-8129	BT1790600	10:33 AM
2390	02390	3129 LINCOLN WAY EAST		MASSILLON	OH	44646-3756	STARK	330 - 837-3138	BT1790612	9:00 AM
2392	02392	566 NW WABASH AVENUE		NEW PHILADELPHIA	OH	44663-4144	TUSCARAWAS	330 - 364-8876	BT1790648	9:56 AM
2393	02393	2220 SOUTH LOCUST STREET		CANAL FULTON	OH	44614-8406	STARK	330 - 854-6618	BT1790650	1:04 PM
2394	02394	311 NORTH SELTZER STREET		CRESTLINE	OH	44827-1404	CRAWFORD	419 - 683-2512	BT1790686	10:45 AM
2395	02395	1075 ASHLAND ROAD		MANSFIELD	OH	44905-2156	RICHLAND	419 - 589-8843	BT1790701	9:40 AM
2396	02396	901 EAST MAIN STREET		BARNESVILLE	OH	43713-1481	BELMONT	740 - 425-1003	BT1790080	6:23 AM
2397	02397	1211 WEST CLAREMONT STREET		ASHLAND	OH	44805-3528	ASHLAND	419 - 289-3717	BT1790092	1:00 AM
2398	02398	300 EAST LINCOLN WAY		MINERVA	OH	44657-8927	STARK	330 - 868-4171	BT1790105	11:58 AM
2401	02401	700 NORTH MAIN STREET		NORTH CANTON	OH	44720-2009	STARK	330 - 499-3448	BT1790270	9:03 AM
2403	02403	875 LEXINGTON ROAD		MANSFIELD	OH	44907-1945	RICHLAND	419 - 756-1224	BT1790294	8:10 AM
2404	02404	1895 W. STATE STREET		ALLIANCE	OH	44601-3538	STARK	330 - 823-0850	BT1790307	9:17 AM
2408	02408	100 W. MAIN STREET		LOUISVILLE	OH	44641-1226	STARK	330 - 875-1429	BT1790345	10:20 AM
2409	02409	2906 CLEVELAND AVENUE SOUTH		CANTON	OH	44707-3624	STARK	330 - 484-3947	BT1790357	1:23 PM
2413	02413	2110 WALES AVENUE NORTHEAST		MASSILLON	OH	44646-2302	STARK	330 - 833-3194	BT1790155	12:40 PM
2414	02414	735 NORTH WATER STREET		UHRICHSVILLE	OH	44683-1455	TUSCARAWAS	740 - 922-7587	BT1790167	8:52 AM
2415	02415	“3010 WHIPPLE AVENUE, NW”		CANTON	OH	44718-3027	STARK	330 - 477-7269	BT1790179	12:14 PM
2416	02416	4 NEWARK ROAD		MT. VERNON	OH	43050-4113	KNOX	740 - 393-2822	BT1790181	1:00 AM
2417	02417	364 MAIN STREET		CONNEAUT	OH	44030-2631	ASHTABULA	440 - 593-6258	BT1790193	9:08 AM
2418	02418	7844 STATE ROUTE 45		LISBON	OH	44432-9396	COLUMBIANA	330 - 424-7743	BT1790206	11:44 AM
2419	02419	116 WEST HIGH STREET		MT. GILEAD	OH	43338-1215	MORROW	419 - 947-8515	BT1790218	10:20 AM
2420	02420	500 NORTH HIGHWAY 27	PO BOX 930	WHITLEY CITY	KY	42653-0930	MCCREARY	606 - 376-3307	BR2147317	1:45 AM
2421	02421	EWELL STATION SHOPPING CENTER	5601B RICHMOND ROAD	WILLIAMSBURG	VA	23185-1919	WILLIAMSBURG CITY	757 - 565-6407	BR2213837	11:30 AM
2422	02422	PANTHER VALLEY PLAZA	480 WEST BERTSCH STREET	LANSFORD	PA	18232-1003	CARBON	570 - 645-3179	BR2107767	10:45 AM

2423	02423	926 MAIN STREET		WARTBURG	TN	37887-4199	MORGAN	423 - 346-3505	BR2254162	11:43 AM
2425	02425	600 NORTH AVENUE		BATTLE CREEK	MI	49017-3249	CALHOUN	269 - 963-1524	BR5201518	11:09 AM
2426	02426	22 WEST SIDE MALL		EDWARDSVILLE	PA	18704-3105	LUZERNE	570 - 287-7350	BR1809156	9:30 AM
2427	02427	CITY HEIGHTS SHOPPING CENTER	156 AMBER LANE	WILKES-BARRE	PA	18702-5216	LUZERNE	570 - 829-7818	BR1809168	11:15 AM
2428	02428	89 BROOKSIDE AVENUE		CHESTER	NY	10918-1033	ORANGE	845 - 469-2916	BR2168816	10:45 AM
2430	02430	PO BOX 377	108 BEAUTY ROAD	WARFIELD	KY	41267-0377	MARTIN	606 - 395-0522	BR2656861	12:45 PM
2431	02431	303 CENTRAL AVENUE		WAYNE	WV	25570-9605	WAYNE	304 - 272-6767	BR2168044	9:00 AM
2433	02433	813 THIRD AVENUE		NEW BRIGHTON	PA	15066-1914	BEAVER	724 - 843-5440	BR1824677	9:46 AM
2437	02437	8619 WAYNESBURG ROAD		WAYNESBURG	OH	44688-9426	STARK	330 - 866-5020	BR2102008	11:09 AM
2439	02439	21154 HIGHWAY 421	PO BOX 1665	HYDEN	KY	41749-1665	LESLIE	606 - 672-3811	BR2173348	11:30 AM
2441	02441	800 DELAWARE AVENUE		MARYSVILLE	OH	43040-1724	UNION	937 - 642-3600	BR5891115	12:00 PM
2442	02442	544 CHURCH STREET		YEADON	PA	19050-3102	DELAWARE	610 - 622-3795	BR2373429	9:00 AM
2444	02444	BATTLEGROUND CROSSING SC	3 ALVON ROAD	WHITE SULPHUR SPGS	WV	24986-2373	GREENBRIER	304 - 536-2350	BR2079526	10:15 AM
2448	02448	1070 GENESEE STREET		BUFFALO	NY	14211-3007	ERIE	716 - 894-6565	BR2341941	1:00 PM
2449	02449	25 WEST MAIN STREET		EAST PALESTINE	OH	44413-1841	COLUMBIANA	330 - 426-9291	BR1868984	12:19 PM
2451	02451	5214-30 BALTIMORE AVENUE		PHILADELPHIA	PA	19143-3240	PHILADELPHIA	215 - 476-1724	BR6456885	9:50 AM
2452	02452	569 SOUTH HIGH STREET		CORTLAND	OH	44410-1506	TRUMBULL	330 - 638-8747	BR1868972	11:30 AM
2453	02453	FOXBORO SQUARE	“7257 FULTON ROAD, NW”	CANTON	OH	44718-3816	STARK	330 - 833-9797	BR2190700	12:26 PM
2456	02456	4053 SOUTH MAIN STREET		AKRON	OH	44319-3649	SUMMIT	330 - 644-9911	BR2011067	1:32 PM
2457	02457	603 COLUMBIA HIGHWAY		GREENSBURG	KY	42743-1115	GREEN	270 - 932-4518	BR2213849	11:40 AM
2459	02459	262 KY RT 122	PO BOX 1076	MARTIN	KY	41649-1076	FLOYD	606 - 285-9908	BR2107820	9:00 AM
2460	02460	PO BOX 4547	NORTH MAIN STREET	CHAPMANVILLE	WV	25508-4547	LOGAN	304 - 855-1032	BR2168032	8:50 AM
2463	02463	219 ESSEX STREET		HACKENSACK	NJ	07601-3215	BERGEN	201 - 488-7224	BR2394651	11:20 AM
2464	02464	1233 EAST RIDGE ROAD		ROCHESTER	NY	14621-2003	MONROE	585 - 342-2550	BR6257592	1:00 PM
2466	02466	60 EAST DONNER AVENUE		MONESSEN	PA	15062-1308	WESTMORELAND	724 - 684-0153	BR2166658	11:27 AM
2469	02469	11037 MARSH ROAD		BEALETON	VA	22712-9312	FAUQUIER	540 - 439-9742	BR2461630	6:32 AM
2471	02471	1921 WEST PARRISH AVENUE		OWENSBORO	KY	42301-3542	DAVIESS	270 - 683-0223	BR1915149	9:51 AM
2473	02473	5280 NORTH HURON ROAD		OSCODA	MI	48750-9560	IOSCO	989 - 739-4255	BR2373671	11:49 AM
2474	02474	59 NORTH MAIN STREET		PORT ALLEGANY	PA	16743-1336	MCKEAN	814 - 642-5021	BR2087787	1:00 PM
2476	02476	101-111 WEST MAIN STREET		RIDGWAY	PA	15853-1608	ELK	814 - 776-1428	BR2172435	1:00 PM
2478	02478	129 EAST CENTRE STREET		ASHLAND	PA	17921-2010	COLUMBIA	570 - 875-2475	BR2210564	11:40 AM
2480	02480	847 MIDLAND AVENUE		MIDLAND	PA	15059-1511	BEAVER	724 - 643-6520	BR2476807	12:53 PM
2481	02481	PO BOX 279	1 EAST MAIN STREET	WILMINGTON	VT	05363-0279	WINDHAM	802 - 464-7575	BR2074045	2:45 PM
2482	02482	300 MARKET STREET		ELIZABETH	PA	15037-1514	ALLEGHENY	412 - 384-2890	BR2301175	12:05 PM
2488	02488	VILLAGE SQUARE S/C	15105 PATRICK HENRY HWY	AMELIA	VA	23002-8905	AMELIA	804 - 561-2691	BR1961691	7:33 AM
2490	02490	114 N. MAIN STREET		NORTH SYRACUSE	NY	13212-2325	ONONDAGA	315 - 458-3363	BR2189478	1:00 PM
2494	02494	1000 GAINESBORO HIGHWAY		CELINA	TN	38551-5011	CLAY	931 - 243-2673	BR1989978	7:05 AM
2497	02497	“123 U.S. ROUTE 460, EAST”		GRUNDY	VA	24614-9424	BUCHANAN	276 - 935-2789	BR3544132	8:42 AM

2499	02499	9520 CHAMBERLAYNE ROAD		MECHANICSVILLE	VA	23116-3901	HANOVER	804 - 730-1612	BR2049876	11:41 AM
2501	02501	191 BROAD AVENUE		FAIRVIEW	NJ	07022-1562	BERGEN	201 - 313-2672	BR6710429	2:00 PM
2502	02502	80-82 WEST STREET		DANBURY	CT	06810-6549	FAIRFIELD	203 - 743-4233	BR2152988	1:00 PM
2504	02504	250 SOUTH LAKE STREET	SUITE A	EAST JORDAN	MI	49727-9376	CHARLEVOIX	231 - 536-0901	BR3360586	10:49 AM
2509	02509	32983 RYAN ROAD		WARREN	MI	48092-4353	MACOMB	586 - 264-2724	BR6654378	11:55 AM
2510	02510	43-47 BALTIMORE STREET		HANOVER	PA	17331-3233	YORK	717 - 632-5490	BR4057279	6:30 AM
2512	02512	34 BRICK PLAZA		BRICKTOWN	NJ	08723-4045	OCEAN	732 - 477-5353	BR2137291	11:50 AM
2513	02513	1607 CORLIES AVENUE		NEPTUNE	NJ	07753-4905	MONMOUTH	732 - 774-7550	BR2137277	11:10 AM
2515	02515	931 FISCHER BOULEVARD		TOMS RIVER	NJ	08753-3801	OCEAN	732 - 270-2222	BR2137253	1:05 PM
2518	02518	KENNEDY SHOPPING CENTER	159 EAST KENNEDY BOULEVARD	LAKEWOOD	NJ	08701-1308	OCEAN	732 - 363-0880	BR2137099	10:00 AM
2519	02519	SEA GIRT MALL	2179 ROUTE 35	SEA GIRT	NJ	08750-1006	MONMOUTH	732 - 223-1121	BR2137241	11:00 AM
2521	02521	RTE 38 LUMBERTON PLAZA		MT. HOLLY	NJ	08060-9808	BURLINGTON	609 - 261-1330	BR2137215	11:45 AM
2522	02522	416 ROUTE 9		BAYVILLE	NJ	08721-1847	OCEAN	732 - 269-0900	BR2137164	2:00 PM
2523	02523	592 NORTH MAIN STREET		BARNEGAT	NJ	08005-2530	OCEAN	609 - 698-3600	BR2137152	9:30 AM
2525	02525	595 EAST BAY AVENUE		MANAHAWKIN	NJ	08050-3324	OCEAN	609 - 597-4111	BR2137316	9:55 AM
2526	02526	546 WRIGHTSTOWN-SYKESVILLE RD		WRIGHTSTOWN	NJ	08562-1527	BURLINGTON	609 - 723-3176	BR2137227	9:05 AM
2527	02527	2101 ROUTE 70		MANCHESTER	NJ	08759-6300	OCEAN	732 - 657-4644	BR2137126	11:00 AM
2528	02528	138 SOUTH MAIN STREET		FORKED RIVER	NJ	08731-3625	OCEAN	609 - 693-7021	BR2137138	2:20 PM
2529	02529	895 WEST BAY AVENUE		BARNEGAT	NJ	08005-2121	OCEAN	609 - 698-2329	BR2137087	9:20 AM
2530	02530	220 MATHISTOWN ROAD		LITTLE EGG HARBOR	NJ	08087-4032	OCEAN	609 - 294-0633	BR2137114	10:40 AM
2532	02532	MANHATTAN STREET PLAZA	715 BENNETTS MILLS RD	JACKSON	NJ	08527-3856	OCEAN	732 - 928-0400	BR2137188	9:45 AM
2533	02533	107 LACY ROAD	107 LACEY ROAD	WHITING	NJ	08759-2921	OCEAN	732 - 350-3742	BR2137176	10:20 AM
2541	02541	420 SOUTH BROADWAY		YONKERS	NY	10705-2301	WESTCHESTER	914 - 963-1705	BR2346749	11:20 AM
2543	02543	1001 MADDEX SQUARE		SHEPHERDSTOWN	WV	25443-9445	JEFFERSON	304 - 876-0505	BR2504442	6:48 AM
2545	02545	1001 JEFFERSON AVENUE		WASHINGTON	PA	15301-2105	WASHINGTON	724 - 223-4971	BR2292061	9:10 AM
2548	02548	1600 EDGMONT AVENUE		CHESTER	PA	19013-5325	DELAWARE	610 - 874-7600	BR2102933	12:55 PM
2549	02549	301 SOUTH MAIN STREET		STANDISH	MI	48658-9480	ARENAC	989 - 846-4508	BR2320884	1:00 PM
2550	02550	AQUIA TOWN CENTER	“2852 JEFF DAVIS HWY.,#301”	STAFFORD	VA	22554-1777	STAFFORD	540 - 720-2574	BR2222608	1:00 PM
2558	02558	610 RIVER RIDGE PLAZA		BRANDENBURG	KY	40108-1730	MEADE	270 - 422-5300	BR2168688	8:55 AM
2560	02560	FERRY FARM SHOPPING CENTER	203 KINGS HIGHWAY	FREDERICKSBURG	VA	22405-2650	SPOTSYLVANIA	540 - 371-8249	BR2511877	1:00 PM
2561	02561	332 RARITAN AVENUE		HIGHLAND PARK	NJ	08904-2702	MIDDLESEX	732 - 572-3773	BR6416300	1:35 PM
2564	02564	113-131 WEST WYOMING AVENUE		PHILADELPHIA	PA	19140-1628	PHILADELPHIA	215 - 329-1516	BR2252144	4:04 PM
2565	02565	1820 FRANKLIN STREET		TORONTO	OH	43964-1949	JEFFERSON	740 - 537-9425	BR2193984	10:51 AM
2566	02566	306 WEST WATER STREET		OAK HARBOR	OH	43449-1336	OTTAWA	419 - 898-3911	BR2141442	1:00 PM
2568	02568	DALLAS VILLAGE SHOPPING CENTER		DALLAS	PA	18612-1698	LUZERNE	570 - 675-2383	BR2135689	10:00 AM
2570	02570	14 PINNACLE LANE		WALPOLE	NH	03608-9801	CHESHIRE	603 - 445-1900	BR2158815	10:30 AM
2571	02571	4402 PENNSYLVANIA AVENUE		BIG CHIMNEY	WV	25302-4700	KANAWHA	304 - 965-7301	BR2435077	9:00 AM
2573	02573	3735 PALOMAR CENTRE DRIVE	SUITE 80	LEXINGTON	KY	40513-1168	FAYETTE	859 - 223-0701	BR2471732	1:00 AM
2574	02574	1360 BOSTON POST ROAD		MILFORD	CT	06460-2704	NEW HAVEN	203 - 877-6774	AR9186443	8:33 AM

2575	02575	9485 HIGHWAY 805		JENKINS	KY	41537-8182	LETCHER	606 - 832-2084	BR2523985	1:30 AM
2578	02578	HOPE PLAZA	2121 LEHIGH AVENUE	PHILADELPHIA	PA	19132-2655	PHILADELPHIA	215 - 226-6479	BR2595544	10:45 AM
2579	02579	120 CEDAR GROVE CENTER		SOMERSET	NJ	08873-6462	SOMERSET	732 - 271-0033	BR2296259	12:30 PM
2583	02583	1921 S. DEFIANCE ROAD		ARCHBOLD	OH	43502-9491	FULTON	419 - 446-2335	BR2290524	1:00 PM
2585	02585	METZIROTT PLAZA	9139 RIGGS ROAD	ADELPHI	MD	20783-1637	PRINCE GEORGE’S	301 - 439-3232	BR2160151	7:06 AM
2587	02587	3610 GERMANTOWN AVENUE		PHILADELPHIA	PA	19140-4226	PHILADELPHIA	215 - 225-9704	BR2292059	10:20 AM
2589	02589	NORTH READING PLAZA	5370 ALLENTOWN PIKE	TEMPLE	PA	19560-1200	BERKS	610 - 929-1367	BR2429339	11:45 AM
2590	02590	267 NORTH MAIN STREET		WELLINGTON	OH	44090-1045	LORAIN	440 - 647-2121	BR6067626	12:39 PM
2591	02591	400 KENHORST PLAZA		READING	PA	19607-3646	BERKS	610 - 777-8278	BR2410811	10:30 AM
2592	02592	700 MCKINNEY BOULEVARD #700		COLONIAL BEACH	VA	22443-1925	WESTMORELAND	804 - 224-2318	BR2613277	8:20 AM
2596	02596	FESTIVAL AT EXTON	426 WEST LINCOLN WAY	EXTON	PA	19341-2569	CHESTER	610 - 524-8641	BR2904440	10:50 AM
2597	02597	84 MAIN STREET		SOUTH BOUNDBROOK	NJ	08880-1436	SOMERSET	732 - 563-0630	BR2630235	12:45 PM
2604	02604	CHAMPLOST SHOPS	6000 NORTH BROAD STREET	PHILADELPHIA	PA	19140-1930	PHILADELPHIA	215 - 924-9645	BR2531968	3:10 PM
2605	02605	STATE ROUTE #7	415 EAST MAIN STREET	KINGWOOD	WV	26537-1701	PRESTON	304 - 329-2212	BR2575869	10:51 AM
2606	02606	110 SOUTH BRADLEY HIGHWAY		ROGERS CITY	MI	49779-2123	PRESQUE ISLE	989 - 734-7392	BR2395134	12:16 PM
2610	02610	111 MAIN STREET	P.O. BOX 799	ANSTED	WV	25812-0799	FAYETTE	304 - 658-4426	BR2215021	10:35 AM
2612	02612	344 AVENUE X		BROOKLYN	NY	11223-5914	KINGS	718 - 375-8257	BR4414621	1:30 PM
2613	02613	76-78 MAIN STREET		HUDSON FALLS	NY	12839-2215	WASHINGTON	518 - 747-5624	BR2480414	9:48 AM
2614	02614	544 ALLEN ROAD		BASKING RIDGE	NJ	07920-2984	SOMERSET	908 - 470-2745	BR6534350	11:10 AM
2615	02615	7100 SILVER LAKE BOULEVARD		ALEXANDRIA	VA	22315-3200	ALEXANDRIA CITY	703 - 922-4604	BR2429276	8:59 AM
2620	02620	SOUTHSIDE MARKET PLACE	903 EAST FORT AVENUE	BALTIMORE	MD	21230-5119	BALTIMORE CITY	410 - 962-5546	BR2957047	7:06 AM
2629	02629	120 SOUTH MAIN STREET		NEW CARLISLE	OH	45344-1951	CLARK	937 - 845-2042	BR2559586	1:00 PM
2631	02631	170 SAXER AVENUE		SPRINGFIELD	PA	19064-2335	MONTGOMERY	610 - 543-1153	BR3055286	11:10 AM
2637	02637	2450 CHERRY STREET		TOLEDO	OH	43608-2667	LUCAS	419 - 255-9524	BR3983219	1:00 PM
2640	02640	5411 SUPERIOR AVENUE		CLEVELAND	OH	44103-1344	CUYAHOGA	216 - 431-5643	BR2621274	1:18 PM
2643	02643	201 SOUTH MAIN STREET		GREENVILLE	KY	42345-1507	MUHLENBERG	270 - 338-4241	BR2439669	10:33 AM
2646	02646	LITTLE RIVER CENTER	7434 LITTLE RIVER TURNPIKE	ANNANDALE	VA	22003-3013	FAIRFAX	703 - 256-7487	BR2461654	6:32 AM
2650	02650	TWINBROOKE CENTRE	9579 BRADDOCK ROAD	FAIRFAX	VA	22032-2539	FAIRFAX	703 - 978-0661	BR2461666	8:19 AM
2652	02652	1720 DUKE STREET		ALEXANDRIA	VA	22314-3425	ALEXANDRIA CITY	703 - 548-8268	BR2461680	1:00 PM
2653	02653	“5600 GEORGIA AVENUE, NW”		WASHINGTON	DC	20011-2927	“WASHINGTON,D.C.”	202 - 722-5252	BR2444785	8:09 AM
2654	02654	501 WATER STREET		CHARDON	OH	44024-1146	GEAUGA	440 - 286-4167	BR2439645	8:56 AM
2655	02655	SHAWNEE CENTER	1735 SCHERM ROAD	OWENSBORO	KY	42301-5972	DAVIESS	270 - 685-3143	BR2461248	9:43 AM
2656	02656	WESTERN GATEWAY CENTER	1901 RUSSELLVILLE RD	BOWLING GREEN	KY	42101-3755	WARREN	270 - 842-6301	BR2461250	10:14 AM
2657	02657	508 WEST DIXIE AVENUE		ELIZABETHTOWN	KY	42701-2437	HARDIN	270 - 769-3367	BR2461262	9:30 AM
2659	02659	KIMBERLY SQUARE CENTER	951 S. MAIN STREET	NICHOLASVILLE	KY	40356-2151	JESSAMINE	859 - 885-6094	BR2461286	12:25 PM
2660	02660	RIDGEFIELD SHOPPING CENTER	2900 SOUTH DANVILLE BYPASS	DANVILLE	KY	40422-2464	BOYLE	859 - 236-0001	BR2461298	10:45 AM

2661	02661	540 VERSAILLES CENTER		VERSAILLES	KY	40383-1491	WOODFORD	859 - 873-7301	BR2461301	11:45 AM
2665	02665	10502 ST. CLAIR AVENUE		CLEVELAND	OH	44108-1955	CUYAHOGA	216 - 451-9027	BR2660163	12:50 PM
2666	02666	277 FAIRFIELD AVE.		WATERBURY	CT	06708-4061	NEW HAVEN	203 - 596-8192	BR2552342	8:22 AM
2667	02667	719 JOHNSTOWN ROAD		BECKLEY	WV	25801-4821	RALEIGH	304 - 256-3800	BR2826090	11:00 AM
2669	02669	CO-OP CITY SHOPPING CENTER II	2063 BARTOW AVENUE	BRONX	NY	10475-4613	BRONX	718 - 379-8022	BR2654829	11:40 AM
2674	02674	BIG M SHOPPING CENTER	73 NORTH MAIN STREET	BROCKPORT	NY	14420-1648	MONROE	585 - 637-1151	BR2667624	1:00 PM
2675	02675	RR 3 BOX 3186		KEYSER	WV	26726-9415	MINERAL	304 - 788-5931	BR2599580	8:34 AM
2678	02678	#2 PRICE CHOPPER PLAZA	(SARATOGA & MAIN)	MECHANICVILLE	NY	12118-1591	SARATOGA	518 - 664-9081	BR3939901	11:45 AM
2679	02679	394 N. DIXIE STREET		HORSE CAVE	KY	42749-1138	HART	270 - 786-1147	BR2535841	1:00 AM
2683	02683	2757 SOUTH COUNTY ROAD 489		LEWISTON	MI	49756-9278	MONTMORENCY	989 - 786-2239	BR6294336	9:04 AM
2684	02684	901 MAIN STREET		ASBURY PARK	NJ	07712-5911	MONMOUTH	732 - 774-5100	BR3652941	10:40 AM
2685	02685	838 FIFTH AVENUE		FORD CITY	PA	16226-1109	ARMSTRONG	724 - 763-4260	BR2729157	1:05 PM
2686	02686	5 GARLAND LANE		GREENVILLE	NY	12083-3410	GREENE	518 - 966-8612	BR6283181	10:17 AM
2690	02690	30283 TRIANGLE DRIVE		CHARLOTTE HALL	MD	20622-9802	ST. MARY’S	301 - 472-1825	BR6279132	10:11 AM
2693	02693	KINGS VILLAGE SHOPPING CENTER	44 KINGS VILLAGE	MINERSVILLE	PA	17954-1902	SCHUYLKILL	570 - 544-8290	BR2638368	12:30 PM
2694	02694	PO BOX 685	2 FIRST AVENUE SOUTH	CLENDENIN	WV	25045-0685	KANAWHA	304 - 548-6593	BR3384548	10:00 AM
2698	02698	339 SPRING GARDEN STREET		PHILADELPHIA	PA	19123-2926	PHILADELPHIA	215 - 625-9802	BR3101831	8:50 AM
2699	02699	1770 GOLDEN MILE HIGHWAY		MONROEVILLE	PA	15146-2012	ALLEGHENY	724 - 327-0026	BR2552140	10:07 AM
2702	02702	“HC 8, BOX 8360”		HAWLEY	PA	18428-8360	PIKE	570 - 775-0405	BR3099024	1:10 PM
2703	02703	546-558 WEST 207TH STREET		MANHATTAN	NY	10034-2611	NEW YORK	212 - 942-1883	BR4258516	9:45 AM
2707	02707	HOLIDAY PLAZA III	601 MULE ROAD	TOMS RIVER	NJ	08757-6460	OCEAN	732 - 914-1470	BR2778770	11:20 AM
2708	02708	3026 E. 4TH STREET		OWENSBORO	KY	42303-0214	DAVIESS	270 - 684-9261	BR2574475	10:59 AM
2709	02709	8243 STENTON AVENUE		PHILADELPHIA	PA	19150-3429	PHILADELPHIA	215 - 247-8535	BR2930952	1:20 PM
2710	02710	“801 H STREET, N.E.”		WASHINGTON	DC	20002-3628	“WASHINGTON,D.C.”	202 - 675-2555	BR2729690	8:55 AM
2711	02711	450 EAST CHICAGO STREET		COLDWATER	MI	49036-2003	BRANCH	517 - 278-7342	BR2631910	11:38 AM
2713	02713	80 CENTRAL AVENUE		EAST ORANGE	NJ	07018-3939	ESSEX	973 - 672-8232	BR5308742	12:45 PM
2727	02727	1510 ST. NICHOLAS AVENUE		MANHATTAN	NY	10033-3124	NEW YORK	917 - 521-7814	BR6326094	11:35 AM
2728	02728	4248 COAL HERITAGE ROAD		BLUEFIELD	WV	24701-9190	MERCER	304 - 589-6868	BR3322726	11:19 AM
2729	02729	RANDALL STREET SQUARE	1151 WEST RANDALL	COOPERSVILLE	MI	49404-1315	OTTAWA	616 - 837-6219	BR2850584	9:11 AM
2731	02731	1981 SOUTH BOULEVARD W		TROY	MI	48098-1786	OAKLAND	248 - 813-9581	BR7037218	10:09 AM
2734	02734	14813 SPOTSWOODS TRAIL		ELKTON	VA	22827-3024	ROCKINGHAM	540 - 298-2234	BR2599578	8:19 AM
2735	02735	507 WEST ELK AVENUE		ELIZABETHTON	TN	37643-2527	CARTER	423 - 543-3052	BR2604622	10:36 AM
2736	02736	PO BOX 427	200 VIRGINIA STREET	SMITHERS	WV	25186-0427	FAYETTE	304 - 442-7500	BR2963925	12:00 PM
2737	02737	495 SOUTH MAIN STREET		THOMASTON	CT	06787-1816	LITCHFIELD	860 - 283-8541	BR6417934	8:35 AM
2739	02739	BELLE MEADE PLAZA	8443 DAVISON ROAD	DAVISON	MI	48423-2114	GENESEE	810 - 658-1040	BR2652318	12:00 PM
2740	02740	2738 FEDERAL STREET		CAMDEN	NJ	08105-2204	CAMDEN	856 - 541-4895	BR3147015	9:10 AM
2742	02742	168 MAIN STREET		SUTTON	WV	26601-1308	BRAXTON	304 - 765-2562	BR3165215	12:15 PM
2744	02744	2271 RICHMOND AVENUE		STATEN ISLAND	NY	10314-3903	RICHMOND	718 - 698-0500	BR6288078	11:00 AM
2746	02746	MAPLE LAWN VILLAGE CENTER	540 KIMBERTON ROAD	PHOENIXVILLE	PA	19460-4737	CHESTER	610 - 933-9406	BR3101843	3:15 PM
2749	02749	119 WEST MAIN STREET		HANCOCK	NY	13783-1017	DELAWARE	607 - 637-2887	BR3253438	1:00 PM

2750	02750	1521 HARFORD AVENUE		BALTIMORE	MD	21202-5724	BALTIMORE CITY	410 - 962-5541	BR3281413	8:32 AM
2752	02752	VILLAGE SQUARE SHOPPING CENTER	22411 JEFFERSON BLVD.	SMITHSBURG	MD	21783-2073	WASHINGTON	301 - 824-2211	BR2963999	7:14 AM
2753	02753	312 SOUTH JAMES STREET		GRAYLING	MI	49738-1818	CRAWFORD	989 - 348-1350	BR2966705	1:00 PM
2756	02756	35 FORGHAM STREET		LYONS	NY	14489-1327	WAYNE	315 - 946-4666	BR2963064	1:00 PM
2758	02758	39 EAST GAY STREET		WEST CHESTER	PA	19380-3144	CHESTER	610 - 696-0951	BR2913083	9:50 AM
2760	02760	PO BOX 458	352 NORTH ROSS STREET	BEAVERTON	MI	48612-8165	GLADWIN	989 - 435-7727	BR2764769	1:00 PM
2762	02762	343 N WALLACE WILKINSON BLVD		LIBERTY	KY	42539-3017	CASEY	606 - 787-5574	BR2935813	9:15 AM
2767	02767	609 EAST MAIN STREET		PALMYRA	NY	14522-1148	WAYNE	315 - 597-6695	BR3114535	1:00 PM
2768	02768	54 NORTH MAIN STREET		CARBONDALE	PA	18407-1927	LACKAWANNA	570 - 282-3431	BR2892974	10:45 AM
2769	02769	100 FRANKLIN STREET		MERCER	PA	16137-1067	MERCER	724 - 662-2009	BR3051909	12:04 PM
2771	02771	ROCHDALE VILLAGE	165-02 BAISLEY BOULEVARD	JAMAICA	NY	11434-2517	QUEENS	718 - 525-7642	BR3042683	11:00 AM
2772	02772	428 34TH STREET		BELLAIRE	OH	43906-1538	BELMONT	740 - 676-5621	BR2946044	9:56 AM
2773	02773	HOOSIC VALLEY PLAZA	4 MAIN STREET	SCHAGHTICOKE	NY	12154-9701	RENSSELAER	518 - 753-0149	BR2963052	1:30 PM
2776	02776	200 W. SAVIDGE STREET		SPRING LAKE	MI	49456-1605	OTTAWA	616 - 842-1461	BR2822410	9:18 AM
2777	02777	31 BIG HILL DRIVE		BEATTYVILLE	KY	41311-8903	LEE	606 - 464-2581	BR2861715	10:30 AM
2779	02779	DUTCH SQUARE SHOPPING CENTER	355 ROUTE 306	MONSEY	NY	10952-1646	ROCKLAND	845 - 362-8373	BR3854292	12:45 PM
2781	02781	2320 PENN AVENUE		WEST LAWN	PA	19609-1675	BERKS	610 - 678-2909	BR3055274	1:20 PM
2783	02783	281-285 MAIN STREET		GENEVA	NY	14456-2638	ONTARIO	315 - 781-2903	BR3483346	1:00 PM
2784	02784	188 MAIN STREET		HIGHLAND FALLS	NY	10928-1809	ORANGE	845 - 446-3170	BR6563503	12:30 PM
2785	02785	3 HUDSON AVENUE		GUILFORD	ME	04443-0147	PISCATAQUIS	207 - 876-2788	BR6580799	10:27 AM
2789	02789	7031 HARPER ROAD		GLEN DANIEL	WV	25844-9480	RALEIGH	304 - 934-5200	BR3142142	9:30 AM
2790	02790	1528-30 NORTH BROAD STREET		PHILADELPHIA	PA	19121-4311	PHILADELPHIA	215 - 765-9332	BR3196599	9:40 AM
2792	02792	1561 VIRGINIA AVENUE	PO DRAWER F	RICH CREEK	VA	24147-0340	GILES	540 - 726-7911	BR3192197	11:22 AM
2793	02793	1201-43 WEST GIRARD AVE.		PHILADELPHIA	PA	19123-1021	PHILADELPHIA	215 - 236-4859	BR4729464	9:30 AM
2795	02795	148 NORTH MAIN STREET		WOODSFIELD	OH	43793-1002	MONROE	740 - 472-5311	BR3019038	1:16 PM
2796	02796	EVERGREEN SHOPPING CENTER	3 PALMER AVENUE	CORINTH	NY	12822-1121	SARATOGA	518 - 654-7464	BR3023190	12:55 PM
2797	02797	1401 WEST CHELTENHAM AVENUE		MELROSE PARK	PA	19027-3131	PHILADELPHIA	215 - 782-8950	BR3427300	2:20 PM
2798	02798	3939 BUTLER STREET		PITTSBURGH	PA	15201-3222	ALLEGHENY	412 - 682-6970	BR3064196	9:43 AM
2799	02799	627 FAIRMONT AVENUE		FAIRMONT	WV	26554-5103	MARION	304 - 366-4526	BR2941171	11:19 AM
2800	02800	84 EAST MAIN STREET		FORT KENT	ME	04743-1322	AROOSTOOK	207 - 834-5444	BR6197102	3:00 PM
3000	03000	609 TAYLOR AVENUE		ANNAPOLIS	MD	21401-1419	ANNE ARUNDEL	410 - 268-5007	BR6205048	9:58 AM
3011	03011	36212 EUCLID AVENUE		WILLOUGHBY	OH	44094-4454	LAKE	440 - 942-4288	AG2914655	11:00 AM
3016	03016	2840 YOUNGSTOWN ROAD SE		WARREN	OH	44484-5063	TRUMBULL	330 - 369-8444	BR6483503	12:46 PM
3028	03028	COLLEGE HILLS S/C	1845 BEALL AVENUE	WOOSTER	OH	44691-2343	WAYNE	330 - 262-9045	AG2910102	9:08 AM
3030	03030	2532 EAST THIRD STREET		DAYTON	OH	45403-2019	MONTGOMERY	937 - 258-8101	BG0435190	12:00 PM
3031	03031	10 W. NATIONAL ROAD		VANDALIA	OH	45377-1933	MONTGOMERY	937 - 898-8829	AG3038444	9:30 AM
3032	03032	2148 LAKE AVENUE		ASHTABULA	OH	44004-3436	ASHTABULA	440 - 993-0906	AG2911560	9:50 AM
3033	03033	963 FAIRMOUNT AVENUE WE		JAMESTOWN	NY	14701-2452	CHAUTAUQUA	716 - 483-5999	BR0963834	1:00 PM
3035	03035	2360 NORTH MAPLE AVENUE		ZANESVILLE	OH	43701-2029	MUSKINGUM	740 - 453-0319	AG9714901	1:00 PM
3037	03037	“1009 PARK AVENUE, WEST”		MANSFIELD	OH	44906-2809	RICHLAND	419 - 525-7300	AG2911596	9:20 AM

3041	03041	28600 CHAGRIN BOULEVARD		BEACHWOOD	OH	44122-4532	CUYAHOGA	216 - 831-1616	AG9341037	11:40 AM
3043	03043	1965 EAST 93RD STREET		CLEVELAND	OH	44106-2057	CUYAHOGA	216 - 721-2020	AG2924668	1:09 PM
3053	03053	5795 STATE ROAD		PARMA	OH	44134-2541	CUYAHOGA	440 - 884-3549	AG2926876	1:22 PM
3056	03056	23709 CENTER RIDGE ROAD		WESTLAKE	OH	44145-3645	CUYAHOGA	440 - 356-3433	AG3038228	9:00 AM
3057	03057	93 NORTH PLAINS ROAD		THE PLAINS	OH	45780-1016	ATHENS	740 - 797-2546	AG1260746	10:00 AM
3058	03058	2020 WEST STATE STREET		FREMONT	OH	43420-1019	SANDUSKY	419 - 332-2186	AG2872299	1:00 PM
3060	03060	614 BRADSHAW AVENUE		EAST LIVERPOOL	OH	43920-3240	COLUMBIANA	330 - 386-6210	AG2850926	12:29 PM
3061	03061	“4332 CLEVELAND AVENUE, NW”		CANTON	OH	44709-2352	STARK	330 - 649-9709	AG2765800	9:16 AM
3062	03062	2154 ELM ROAD		WARREN	OH	44483-4005	TRUMBULL	330 - 372-4105	AG1298365	12:15 PM
3084	03084	AIRWAY SHOPPING CENTER	146 WOODMAN DRIVE	DAYTON	OH	45431-1423	MONTGOMERY	937 - 256-1901	AG2790598	12:00 PM
3086	03086	FAIRBORN PLAZA	1248 NORTH BROAD STREET	FAIRBORN	OH	45324-5549	GREENE	937 - 878-0661	AG2787907	11:20 AM
3088	03088	4328 NORTH MAIN STREET		DAYTON	OH	45405-5013	MONTGOMERY	937 - 274-1530	AG2810794	10:30 AM
3091	03091	TOWNE CENTRE	15153 PEARL ROAD	STRONGSVILLE	OH	44136-5034	CUYAHOGA	440 - 572-0455	AG8932027	12:13 PM
3095	03095	242 LINCOLN WAY WEST		MASSILLON	OH	44647-6566	STARK	330 - 832-4774	AG1968227	9:17 AM
3096	03096	601 CENTRAL CENTER		CHILLICOTHE	OH	45601-2249	ROSS	740 - 772-1050	AG2854429	10:20 AM
3100	03100	FOUNTAIN SQUARE	3133 FAR HILLS AVENUE	KETTERING	OH	45429-2511	MONTGOMERY	937 - 293-0481	AG3017907	10:20 AM
3102	03102	304 HARDING WAY WEST		GALION	OH	44833-1729	CRAWFORD	419 - 468-5340	AG2873859	11:15 AM
3109	03109	1560 PARKMAN ROAD NW		WARREN	OH	44485-2159	TRUMBULL	330 - 392-7555	AG2914302	10:37 AM
3110	03110	303 WEST 50TH STREET		MANHATTAN	NY	10019-6601	NEW YORK	212 - 247-8384	BR6197366	9:45 AM
3114	03114	“3032 MAHONING ROAD, N.E.”		CANTON	OH	44705-3336	STARK	330 - 454-2877	AG2882896	9:50 AM
3117	03117	2701 MARKET STREET		YOUNGSTOWN	OH	44507-1612	MAHONING	330 - 782-8240	AG7378018	11:59 AM
3120	03120	2800 MAHONING AVENUE		YOUNGSTOWN	OH	44509-2734	MAHONING	330 - 799-7313	AG2900959	8:56 AM
3123	03123	BOARDMAN PLAZA	285 BOARDMAN-CANFIELD RD	YOUNGSTOWN	OH	44512-4806	MAHONING	330 - 758-2824	AG2899500	10:43 AM
3131	03131	20405 CHAGRIN BOULEVARD		SHAKER HEIGHTS	OH	44122-5324	CUYAHOGA	216 - 752-4866	AG8144088	7:13 AM
3133	03133	1431 WAYNE AVENUE		DAYTON	OH	45410-1411	MONTGOMERY	937 - 225-6826	BG0172027	12:00 PM
3134	03134	3700 NORTH DIXIE HIGHWAY		DAYTON	OH	45414-5235	MONTGOMERY	937 - 275-7032	AG2062608	11:10 AM
3136	03136	9 SOUTH UNION AVENUE		ALLIANCE	OH	44601-2452	STARK	330 - 829-0807	AG9714898	9:30 AM
3139	03139	1320 EAST STROOP ROAD		KETTERING	OH	45429-4926	MONTGOMERY	937 - 294-2651	AG7707699	9:40 AM
3143	03143	1540 CANTON ROAD		AKRON	OH	44312-4043	SUMMIT	330 - 733-8378	AG7960102	12:17 PM
3144	03144	2975 WEST MARKET STREET		FAIRLAWN	OH	44333-3613	SUMMIT	330 - 867-8492	AG7960114	9:33 AM
3145	03145	34350 CENTER RIDGE ROAD		NORTH RIDGEVILLE	OH	44039-3248	LORAIN	440 - 327-1091	AG9051981	2:03 PM
3146	03146	693 MCCARTNEY ROAD		YOUNGSTOWN	OH	44505-5016	MAHONING	330 - 747-2426	AG1298341	12:37 PM
3147	03147	4914 YOUNGSTOWN-POLAND ROAD		YOUNGSTOWN	OH	44514-1152	MAHONING	330 - 755-2421	AG8913522	12:24 PM
3148	03148	2323 BROADVIEW ROAD		CLEVELAND	OH	44109-4177	CUYAHOGA	216 - 661-5077	AG8660448	10:37 AM
3151	03151	SOUTH PLAZA	352 EAST WATERLOO ROAD	AKRON	OH	44319-1237	SUMMIT	330 - 724-5219	AM1573612	11:08 AM
3152	03152	RIVER SQUARE	19601 DETROIT ROAD	ROCKY RIVER	OH	44116-1811	CUYAHOGA	440 - 331-2482	AM1573624	1:56 PM
3153	03153	15149 SNOW ROAD		BROOKPARK	OH	44142-2458	CUYAHOGA	216 - 676-5561	AM1573636	11:40 AM
3155	03155	28974 LORAIN ROAD		NORTH OLMSTED	OH	44070-4014	CUYAHOGA	440 - 777-4524	AG1573650	8:35 AM

3156	03156	15105 ST. CLAIR AVENUE		CLEVELAND	OH	44110-3719	CUYAHOGA	216 - 451-6260	AG1573662	12:41 PM
3157	03157	3402 CLARK AVENUE		CLEVELAND	OH	44109-1136	CUYAHOGA	216 - 961-9414	AG1573674	10:15 AM
3163	03163	21800 LIBBY ROAD		MAPLE HEIGHTS	OH	44146-1259	CUYAHOGA	216 - 662-7470	AM1573737	8:40 AM
3164	03164	UNIVERSITY PLAZA	1458 SOUTH WATER STREET	KENT	OH	44240-3848	PORTAGE	330 - 673-6711	AM1573749	8:48 AM
3167	03167	304 EAST STATE STREET		ALLIANCE	OH	44601-4938	STARK	330 - 823-6921	AM1573775	9:37 AM
3169	03169	SHOREWAY S/C	4106 EAST LAKE ROAD	SHEFFIELD LAKE	OH	44054-1114	LORAIN	440 - 949-6239	AM1573799	2:16 PM
3174	03174	7796 MUNSON ROAD		MENTOR	OH	44060-3745	LAKE	440 - 257-6258	AM1573840	8:43 AM
3179	03179	PORT CLINTON PLAZA	1626 EAST PERRY STREET	PORT CLINTON	OH	43452-1332	OTTAWA	419 - 734-5583	AG2402737	1:00 PM
3180	03180	1420 SYCAMORE LINE ROAD		SANDUSKY	OH	44870-4128	ERIE	419 - 625-2258	AG2145969	1:00 PM
3181	03181	OAKMONT PLAZA	110 COUNTY LINE ROAD WEST	COLUMBIANA	OH	44408-9301	MAHONING	330 - 482-3854	AG2121375	11:05 AM
3182	03182	1047 KENMORE BOULEVARD		AKRON	OH	44314-2154	SUMMIT	330 - 753-3095	AG2488496	2:10 PM
3185	03185	1001 ELIDA AVENUE		DELPHOS	OH	45833-1778	ALLEN	419 - 695-8055	BG0308343	1:00 AM
3191	03191	530 WEST MARKET STREET		TIFFIN	OH	44883-2610	SENECA	419 - 443-0189	BR6330233	1:00 PM
3192	03192	“2574 EASTON STREET, N.E.”		NORTH CANTON	OH	44721-2662	STARK	330 - 492-6203	AG2385638	10:35 AM
3194	03194	5447 MAIN STREET		WILLIAMSVILLE	NY	14221-6447	ERIE	716 - 632-8608	BR7042182	1:00 PM
3195	03195	LAKE EAST MED. CENTER	54 SOUTH STATE STREET	PAINESVILLE	OH	44077-3423	LAKE	440 - 352-0627	AG2932590	10:00 AM
3198	03198	227 MARKET AVENUE NORTH		CANTON	OH	44702-1417	STARK	330 - 452-7762	AG2932982	1:00 PM
3200	03200	623 ST. CLAIR AVENUE		CLAIRTON	PA	15025-1436	ALLEGHENY	412 - 233-2703	BR3327512	12:20 PM
3201	03201	GRAND UNION SHOPPING CENTER	62 WASHINGTON STREET	FAIR HAVEN	VT	05743-1067	RUTLAND	802 - 265-3760	BR3558701	9:58 AM
3203	03203	UPPER ALBANY PLAZA	1291 ALBANY AVENUE	HARTFORD	CT	06112-2162	HARTFORD	860 - 560-1881	BR3164819	5:24 AM
3205	03205	6401 FREDERICK ROAD		CATONSVILLE	MD	21228-3504	BALTIMORE CITY	410 - 719-7005	BR3501295	7:24 AM
3206	03206	831 BELMAR PLAZA		BELMAR	NJ	07719-2752	MONMOUTH	732 - 681-4102	BR2996772	10:30 AM
3208	03208	205 WEST G L SMITH STREET		MORGANTOWN	KY	42261-8602	BUTLER	270 - 526-5615	BR3109231	10:47 AM
3210	03210	976-990 BERGEN STREET		NEWARK	NJ	07112-2532	ESSEX	973 - 926-1551	BR3341257	12:00 PM
3213	03213	4641-51 CHESTNUT STREET		PHILADELPHIA	PA	19139-4612	PHILADELPHIA	215 - 474-5447	BR4049412	11:00 AM
3214	03214	660-680 CLINTON AVENUE		NEWARK	NJ	07108-1432	ESSEX	973 - 371-4985	BR4331081	11:05 AM
3216	03216	59 HIGHWAY 15 N		JACKSON	KY	41339-9631	BREATHITT	606 - 666-2883	BR3035044	11:15 AM
3220	03220	350 MICHIGAN STREET NE		GRAND RAPIDS	MI	49503-2544	KENT	616 - 454-6565	BR3425469	12:22 PM
3221	03221	219 GLASGOW ROAD		BURKESVILLE	KY	42717-9696	CUMBERLAND	270 - 864-5822	BR3330886	12:15 PM
3225	03225	2201 WEST ALLEGHENY AVE.		PHILADELPHIA	PA	19132-1420	PHILADELPHIA	215 - 223-8979	BR3327524	10:15 AM
3227	03227	3000-02 REED STREET		PHILADELPHIA	PA	19146-3520	PHILADELPHIA	215 - 467-7920	BR3797199	12:00 PM
3228	03228	13741 EUCLID AVENUE		EAST CLEVELAND	OH	44112-4228	CUYAHOGA	216 - 451-0606	BR3472696	12:56 PM
3230	03230	710 NORTH MAIN STREET		CLYDE	OH	43410-1647	SANDUSKY	419 - 547-7991	BR3397038	1:00 PM
3234	03234	146 NORTH CORNING STREET		FARWELL	MI	48622-9737	CLARE	989 - 588-2599	BR3349417	11:27 AM
3235	03235	2260 JERUSALEM AVENUE		NORTH BELLMORE	NY	11710-1821	NASSAU	516 - 221-9753	BR5348277	1:15 PM
3242	03242	8 SURREY PLAZA		HAWKINSVILLE	GA	31036-1187	PULASKI	478 - 783-3286	BR3478078	1:00 PM
3244	03244	VILLAGE OF PAW PAW	319 EAST MICHIGAN AVENUE	PAW PAW	MI	49079-1053	VAN BUREN	269 - 657-4440	BR3425471	11:05 AM
3245	03245	BELL’S PLAZA S/C	“1305 WASHINGTON ST, POB 885”	JEFFERSON	GA	30549-2879	JACKSON	706 - 367-8828	BR3305895	12:10 PM

3246	03246	2916 LINDEN AVENUE		DAYTON	OH	45410-3027	MONTGOMERY	937 - 256-3111	BR3536705	12:00 PM
3247	03247	401 WEST NORTH STREET		SPRINGFIELD	OH	45504-2607	CLARK	937 - 324-5796	AG2821406	11:30 AM
3251	03251	3601 MIDVALE AVENUE		PHILADELPHIA	PA	19129-1712	PHILADELPHIA	215 - 842-2950	BR3828590	11:35 AM
3252	03252	2198 RITTER DRIVE		DANIELS	WV	25832-9372	RALEIGH	304 - 763-5131	BR3477848	9:35 AM
3253	03253	PO BOX 376	161 BEECH STREET	HARRISON	MI	48625-0376	CLARE	989 - 539-4380	BR3778430	11:13 AM
3254	03254	PO BOX 746	611 WEST CLINTON STREET	GRAY	GA	31032-0746	JONES	478 - 986-5454	BR3116010	1:00 PM
3255	03255	93 MONTCALM STREET		TICONDEROGA	NY	12883-	ESSEX	518 - 585-6787	BR3476466	11:45 AM
3257	03257	HIGHWAY 80 & CHURCH STREET	PO BOX 140	JEFFERSONVILLE	GA	31044-0140	TWIGGS	478 - 945-3135	BR3116022	1:00 PM
3258	03258	739 GREENWOOD AVENUE		TRENTON	NJ	08609-1401	MERCER	609 - 989-1299	BR3659539	10:40 AM
3260	03260	815 EAST MAIN STREET		STANFORD	KY	40484-1406	LINCOLN	606 - 365-9191	BR3109217	11:30 AM
3264	03264	10 HEMINGWAY AVENUE		EAST HAVEN	CT	06512-3404	NEW HAVEN	203 - 469-4609	BR3372973	9:33 AM
3266	03266	117 SOUTH MAIN STREET		FREDERICKTOWN	OH	43019-1225	KNOX	740 - 694-5717	BR3427867	8:15 AM
3269	03269	461 MAIN STREET		EAST ORANGE	NJ	07018-2204	ESSEX	973 - 676-5262	BR4760270	10:45 AM
3270	03270	PO BOX 667	HIGHWAY 421 N	MCKEE	KY	40447-0667	JACKSON	606 - 287-7187	BR3738044	2:15 AM
3271	03271	103 WOODWAY ROAD		PENNINGTON GAP	VA	24277-2909	LEE	276 - 546-4613	BR3586546	2:55 PM
3272	03272	612 WEST STOCKTON STREET		EDMONTON	KY	42129-9458	METCALFE	270 - 432-2725	BR3512399	12:15 PM
3273	03273	1201 NORTH BETHLEHEM PIKE		AMBLER	PA	19002-1308	MONTGOMERY	215 - 646-8351	BR3477115	8:35 AM
3277	03277	290 CONGRESS STREET		PORTLAND	ME	04101-3637	CUMBERLAND	207 - 774-0344	BR4330279	1:50 PM
3278	03278	FALMOUTH SHOPPING CENTER	251 US ROUTE 1	FALMOUTH	ME	04105-1380	CUMBERLAND	207 - 781-4414	BR3157383	10:50 AM
3279	03279	422 WILSON STREET		BREWER	ME	04412-1415	PENOBSCOT	207 - 989-6238	BR6080838	10:15 AM
3280	03280	51 MARKET STREET		SOUTH PORTLAND	ME	04106-3617	CUMBERLAND	207 - 799-2261	BR3157395	2:35 PM
3281	03281	86 DUBLIN STREET		MACHIAS	ME	04654-1308	WASHINGTON	207 - 255-3458	BR4759013	1:45 PM
3282	03282	VILLAGE SHOPPING CENTER	69 LAFAYETTE ROAD	NORTH HAMPTON	NH	03862-2452	ROCKINGHAM	603 - 964-5105	BR3160722	11:30 AM
3284	03284	701 CENTRAL AVENUE		DOVER	NH	03820-3403	STRAFFORD	603 - 742-7105	BR3160708	8:15 AM
3286	03286	335 ALFRED STREET		BIDDEFORD	ME	04005-3128	YORK	207 - 282-1577	BR3157434	12:15 PM
3287	03287	260 HIGH STREET		ELLSWORTH	ME	04605-1716	HANCOCK	207 - 667-4644	BR4897813	12:45 PM
3288	03288	3 FREETOWN ROAD		RAYMOND	NH	03077-2346	ROCKINGHAM	603 - 895-0657	BR3160695	9:45 AM
3292	03292	81 MAIN STREET		LIVERMORE FALLS	ME	04254-1510	ANDROSCOGGIN	207 - 897-6781	BR6023458	12:43 PM
3293	03293	226 UNION STREET		BANGOR	ME	04401-6160	PENOBSCOT	207 - 942-0515	BR4394033	10:45 AM
3294	03294	188 SPRING STREET		DEXTER	ME	04930-1312	PENOBSCOT	207 - 924-7000	BR5739618	9:50 AM
3295	03295	51 SOUTH MAIN STREET		OLD TOWN	ME	04468-1535	PENOBSCOT	207 - 827-8021	BR3157509	10:55 AM
3296	03296	713 BROADWAY		BANGOR	ME	04401-3225	PENOBSCOT	207 - 942-5521	BR5847201	11:30 AM
3297	03297	76 STATE STREET		AUGUSTA	ME	04330-5127	KENNEBEC	207 - 623-8171	BR3157523	9:24 AM
3298	03298	“713 CONGRESS STREET, WEST”		PORTLAND	ME	04102-3303	CUMBERLAND	207 - 774-8456	BR3157535	2:15 PM
3299	03299	36 MOOSEHEAD TRAIL		NEWPORT	ME	04953-9802	PENOBSCOT	207 - 368-5754	BR5212460	9:20 AM
3300	03300	315 MAIN STREET		LEWISTON	ME	04240-7025	ANDROSCOGGIN	207 - 783-2011	BR3157559	9:00 AM
3301	03301	430 SABATTUS STREET		LEWISTON	ME	04240-5430	ANDROSCOGGIN	207 - 783-2013	BR6026959	8:00 AM
3304	03304	GLOBE SHOPPING CENTER	69 PORTSMOUTH AVENUE	EXETER	NH	03833-2105	ROCKINGHAM	603 - 778-0553	BR3160669	10:00 AM
3306	03306	478 ROUTE 1		YARMOUTH	ME	04096-6735	CUMBERLAND	207 - 846-1222	BR5980467	10:35 AM

3307	03307	127 LONG SANDS ROAD		YORK	ME	03909-1148	YORK	207 - 363-4312	BR3605702	12:00 PM
3308	03308	7 NORTH BELFAST AVENUE		AUGUSTA	ME	04330-4317	KENNEBEC	207 - 622-2626	BR3157624	9:00 AM
3309	03309	PO BOX 97	37 PORTLAND ROAD	KENNEBUNK	ME	04043-1629	YORK	207 - 985-7144	BR5808336	10:30 AM
3310	03310	39 BIRCH STREET		DERRY	NH	03038-2119	ROCKINGHAM	603 - 432-2505	BR3160671	8:35 AM
3311	03311	1010 SOUTH MAIN STREET		MILTON	WV	25541-1220	CABELL	304 - 743-7912	BR3421954	12:00 PM
3312	03312	8531 LANSING HIGHWAY		DURAND	MI	48429-1038	SHIAWASSEE	989 - 288-3101	BR3226102	10:48 AM
3314	03314	NORTH PARK SHOPPING CENTER	650 HIGHWAY 100	CENTERVILLE	TN	37033-1214	HICKMAN	931 - 729-5005	BR3626681	9:44 AM
3315	03315	2898 MAIN STREET		MARLETTE	MI	48453-1113	SANILAC	989 - 635-2031	BR3534561	10:33 AM
3316	03316	6921 LAKE HARBOUR ROAD		MIDLOTHIAN	VA	23112-9998	CHESTERFIELD	804 - 639-6580	BR3781728	6:59 AM
3318	03318	“ROUTE 3, BOX 3B”		KEYSVILLE	VA	23947-9202	CHARLOTTE	434 - 736-0060	BR3522528	1:40 PM
3320	03320	425 NORTH FIFTH STREET	PO BOX 732	ROSCOMMON	MI	48653-9329	ROSCOMMON	989 - 275-5161	BR3534585	8:59 AM
3324	03324	1091 SOUTH BROAD STREET		TRENTON	NJ	08611-1461	MERCER	609 - 393-3386	BR3614876	9:55 AM
3325	03325	1443 SOUTH 7TH STREET		PHILADELPHIA	PA	19147-5847	PHILADELPHIA	215 - 463-7748	BR3706756	1:15 PM
3326	03326	821 EAST APPLE AVENUE		MUSKEGON	MI	49442-3737	MUSKEGON	231 - 777-4969	BR3886491	1:00 PM
3329	03329	RIVER-DEL SHOPPING CENTER	1105 FAIRVIEW STREET	RIVERSIDE	NJ	08075-3926	BURLINGTON	856 - 461-4404	BR3350129	9:35 AM
3331	03331	CHAMPLAIN PLAZA	101 SARATOGA STREET	COHOES	NY	12047-3113	ALBANY	518 - 233-1518	BR3859735	9:22 AM
3334	03334	310 SOUTH PEARL STREET		ALBANY	NY	12202-1940	ALBANY	518 - 465-6008	BR4275992	12:10 PM
3336	03336	149 MARKET STREET		AMSTERDAM	NY	12010-3626	MONTGOMERY	518 - 842-8336	BR3399498	9:00 AM
3337	03337	1320 SHIPYARD LANE #3-#4		HOBOKEN	NJ	07030-5582	HUDSON	201 - 876-0040	BR6534730	9:10 AM
3339	03339	PIKESVILLE SHOPPING CENTER	1404 REISTERSTOWN ROAD	PIKESVILLE	MD	21208-3806	BALTIMORE	410 - 602-1404	BR3474931	6:55 AM
3340	03340	100 WEST 3RD STREET		DONALSONVILLE	GA	31745-1506	SEMINOLE	229 - 524-1126	BR3439064	12:22 PM
3341	03341	1490 EAST MAIN STREET	ROUTE 2 BOX 1AA	HARRISVILLE	WV	26362-9602	RITCHIE	304 - 643-2902	BR3547099	9:10 AM
3342	03342	HEADWATERS PLAZA	261 UTICA BOULEVARD	BOONVILLE	NY	13309-1378	ONEIDA	315 - 942-2509	BR3426548	1:00 PM
3344	03344	130 WEST MAIN STREET	PO BOX 95	SNEEDVILLE	TN	37869-0095	HANCOCK	423 - 733-2203	BR3339606	10:37 AM
3345	03345	5571 COLLINS HIGHWAY	PO BOX 3036	PIKEVILLE	KY	41502-3036	PIKE	606 - 639-4588	BR3832993	11:15 AM
3347	03347	130 WEST LOUDEN AVENUE		LEXINGTON	KY	40508-1412	FAYETTE	859 - 281-9660	BR3747637	1:00 AM
3348	03348	153 MAIN STREET		LINCOLN PARK	NJ	07035-1737	MORRIS	973 - 694-2661	BR4300214	11:10 AM
3350	03350	600 NORTH MAIN STREET		MUNFORDVILLE	KY	42765-9424	HART	270 - 524-3081	BR3544144	1:30 AM
3351	03351	1306 U STREET NW		WASHINGTON	DC	20009-4445	“WASHINGTON,D.C.”	202 - 328-8761	BR3670850	9:16 AM
3352	03352	CAROLINE SHOPPING CENTER	104 W. BROADUS AVENUE	BOWLING GREEN	VA	22427-9404	CAROLINE	804 - 633-5058	BR3376046	9:15 AM
3354	03354	MARCELLA’S PLAZA	731 CRANE STREET	SCHENECTADY	NY	12303-1136	SCHENECTADY	518 - 381-3898	BR4363759	11:17 AM
3355	03355	145 MAIN STREET		BERLIN	NH	03570-2417	COOS	603 - 752-4310	BR3822978	1:10 PM
3356	03356	3772 SOUTH LAPEER ROAD		METAMORA	MI	48455-8963	LAPEER	810 - 678-2331	BR3339517	12:32 PM
3357	03357	4 EAST WALTON STREET		WILLARD	OH	44890-9419	HURON	419 - 935-3900	BR3353238	1:00 AM
3359	03359	911 MORRIS PARK AVENUE		BRONX	NY	10462-3710	BRONX	718 - 409-3005	BR3830266	10:40 AM
3360	03360	308 SOUTH MAYO TRAIL		PAINTSVILLE	KY	41240-1247	JOHNSON	606 - 789-4950	BR3562318	10:45 AM
3362	03362	5215 PLANK ROAD		FREDERICKSBURG	VA	22407-6642	SPOTSYLVANIA	540 - 548-2725	BR7513129	1:00 PM
3363	03363	650 CASTLE HILL AVENUE		BRONX	NY	10473-1402	BRONX	718 - 863-6304	BR4571609	10:30 AM
3364	03364	1303 SHOEMAKER STREET		NANTY GLO	PA	15943-1254	CAMBRIA	814 - 749-7872	BR3426512	12:48 PM

3365	03365	480 NORTH MAIN STREET		GRAFTON	OH	44044-1245	LORAIN	440 - 926-2126	BR3790549	1:05 PM
3366	03366	305 EAST STATE STREET		CASSOPOLIS	MI	49031-1328	CASS	269 - 445-5369	BR3440548	11:10 AM
3367	03367	14610 HARVARD AVENUE		CLEVELAND	OH	44128-1837	CUYAHOGA	216 - 921-8856	BR3860132	8:16 AM
3368	03368	612 NORTH ST. JOSEPH AVENUE		BERRIEN SPRINGS	MI	49103-1603	BERRIEN	269 - 471-5020	BR3475375	10:55 AM
3373	03373	3795 EAST MAIN ROAD		FREDONIA	NY	14063-1415	CHAUTAUQUA	716 - 672-6000	BR3375866	1:00 PM
3375	03375	395 DANFORTH AVENUE		JERSEY CITY	NJ	07305-1906	HUDSON	201 - 200-9801	BR4380248	10:35 AM
3376	03376	503 TUSCULUM BOULEVARD		GREENEVILLE	TN	37745-3934	GREENE	423 - 639-7172	BR3339618	9:01 AM
3377	03377	7941 OXFORD AVENUE	(FOX CHASE)	PHILADELPHIA	PA	19111-2224	PHILADELPHIA	215 - 745-9060	BR3610222	12:05 PM
3381	03381	857 NORTH TENNESSEE AVENUE		ETOWAH	TN	37331-1307	MCMINN	423 - 263-5656	BR3339632	12:58 PM
3383	03383	222 S. CHESTNUT STREET		REED CITY	MI	49677-1206	OSCEOLA	231 - 832-5542	BR3380158	1:03 PM
3385	03385	63-37 108TH STREET		FOREST HILLS	NY	11375-1347	QUEENS	718 - 459-7777	BR5180738	10:15 AM
3387	03387	5160 PENN AVENUE		PITTSBURGH	PA	15224-1626	ALLEGHENY	412 - 362-5778	BR3706693	1:00 PM
3388	03388	126 12TH STREET		WELLSBURG	WV	26070-1519	BROOKE	304 - 737-0205	BR3658222	1:42 PM
3389	03389	2826 AUDUBON VILLAGE DRIVE		AUDUBON	PA	19403-2211	MONTGOMERY	610 - 650-8490	BR4737790	1:44 PM
3391	03391	2710 MAYNARDVILLE HIGHWAY		MAYNARDVILLE	TN	37807-3021	UNION	865 - 992-8581	BR3404352	8:48 AM
3394	03394	609-25 WEST HUNTING PARK		PHILADELPHIA	PA	19140-2516	PHILADELPHIA	215 - 455-7330	BR3626388	3:55 PM
3395	03395	50 SOUTH MAIN STREET		PETERSBURG	WV	26847-1728	GRANT	304 - 257-2072	BR3385475	7:19 AM
3398	03398	580 HARTSVILLE PIKE		GALLATIN	TN	37066-2802	SUMNER	615 - 452-4253	BR3393472	11:09 AM
3399	03399	HC 73 BOX 1F		FRANKLIN	WV	26807-9203	PENDLETON	304 - 358-3272	BR3576571	9:46 AM
3400	03400	TULPEHOCKEN VILLAGE S/C	420 NORTH 3RD STREET	WOMELSDORF	PA	19567-9705	BERKS	610 - 589-4186	BR3692325	1:15 PM
3401	03401	2440 NEW HARTFORD ROAD		OWENSBORO	KY	42303-1311	DAVIESS	270 - 684-0205	BR3376351	10:30 AM
3404	03404	4934 SECOND AVENUE		PITTSBURGH	PA	15207-1623	ALLEGHENY	412 - 421-6948	BR4369078	9:12 AM
3405	03405	FRANKLIN PLAZA S/C	701 FRANK E RODGERS BLVD N	HARRISON	NJ	07029-2627	HUDSON	973 - 483-8228	BR3609267	12:30 PM
3408	03408	101 MORRISON DRIVE		PRINCETON	WV	24740-2322	MERCER	304 - 425-3024	BR3756674	10:40 AM
3409	03409	30 S. ARMISTEAD AVENUE		HAMPTON	VA	23669-4017	HAMPTON CITY	757 - 726-0348	BR4477041	1:00 PM
3411	03411	60 CENTRAL AVENUE		LANCASTER	NY	14086-2115	ERIE	716 - 684-7584	BR3599341	1:00 PM
3412	03412	1800-1814 MORNINGSIDE AVENUE		PITTSBURGH	PA	15206-1070	ALLEGHENY	412 - 362-6121	BR3714133	11:26 AM
3418	03418	“ROUTE 3, BOX 1495”		BEAN STATION	TN	37708-9803	GRAINGER	865 - 993-3333	BR3410622	12:06 PM
3422	03422	30 NORTH ALBANY AVENUE		ATLANTIC CITY	NJ	08401-3509	ATLANTIC	609 - 340-8308	BR4227852	1:55 PM
3423	03423	418 BRIDGE STREET		HUNTINGTON	WV	25702-1502	CABELL	304 - 697-1807	BR3813664	9:00 AM
3424	03424	300 WEST MANLIUS STREET		EAST SYRACUSE	NY	13057-2547	ONONDAGA	315 - 434-9178	BR3638319	1:00 PM
3425	03425	HAMBURG COMMONS S/C	500 HAWK RIDGE DRIVE	HAMBURG	PA	19526-9201	BERKS	610 - 562-9454	BR3821697	9:00 AM
3426	03426	77-105 BLOOMFIELD AVE.		BLOOMFIELD	NJ	07003-5915	ESSEX	973 - 259-9290	BR6239998	11:55 AM
3427	03427	237 SPRING STREET		NEWTON	NJ	07860-2103	SUSSEX	973 - 383-0292	BR3858012	12:15 PM
3429	03429	1540 GRAND CONCOURSE & BLVD.		BRONX	NY	10457-8400	BRONX	718 - 731-8733	BR4002541	9:20 AM
3430	03430	2101 EAST ALLEGHENY AVENUE		PHILADELPHIA	PA	19134-3801	PHILADELPHIA	215 - 423-8307	BR3671155	10:55 AM
3432	03432	55-59 SOUTH MOGER AVENUE		MOUNT KISCO	NY	10549-2211	WESTCHESTER	914 - 241-6373	BR6483363	11:45 AM
3434	03434	1924-40 FAIRMOUNT AVENUE		PHILADELPHIA	PA	19130-2010	PHILADELPHIA	215 - 765-5078	BR3706706	9:50 AM
3436	03436	648 E. WASHINGTON STREET		NEW CASTLE	PA	16101-4134	LAWRENCE	724 - 654-7754	BR3481013	1:13 PM
3439	03439	115 STATE ROUTE 81 N.		CALHOUN	KY	42327-0479	MCLEAN	270 - 273-5202	BR3457442	6:01 AM

3440	03440	190 EAST AVENUE		NORWALK	CT	06855-1112	FAIRFIELD	203 - 838-6141	BR3747536	8:12 AM
3443	03443	6039 NATIONAL PIKE		GRINDSTONE	PA	15442-1107	FAYETTE	724 - 785-4522	BR3773365	1:01 PM
3444	03444	1700 BALTIC AVENUE		ATLANTIC CITY	NJ	08401-4312	ATLANTIC	609 - 348-0578	BR3843833	2:30 PM
3445	03445	2132-38 EAST LEHIGH AVENUE		PHILADELPHIA	PA	19125-1433	PHILADELPHIA	215 - 426-9631	BR3978749	10:45 AM
3447	03447	213 W. MAIN STREET		GROVE CITY	PA	16127-1223	MERCER	724 - 458-0944	BR3653955	12:18 PM
3448	03448	12-16 NORTH STREET		BAYONNE	NJ	07002-1241	HUDSON	201 - 436-6268	BR4358152	12:30 PM
3449	03449	275 MAIN STREET		GREENVILLE	PA	16125-2022	MERCER	724 - 588-3398	BR3714121	11:36 AM
3451	03451	PO BOX 1680	STATE ROUTE 80	HONAKER	VA	24260-1680	RUSSELL	276 - 873-6868	BR3761485	11:13 AM
3452	03452	PO BOX 237	602 BROAD ROAD	LINDEN	MI	48451-0237	GENESEE	810 - 735-1341	BR3534612	10:52 AM
3454	03454	140 PINE STREET		HAMBURG	NY	14075-5154	ERIE	716 - 649-9505	BR3565035	1:00 PM
3455	03455	1426 MT. EPHRAIM AVENUE		CAMDEN	NJ	08104-1549	CAMDEN	856 - 541-7648	BR3659476	9:35 AM
3457	03457	136 NORTH 63RD STREET		PHILADELPHIA	PA	19139-2201	PHILADELPHIA	215 - 472-7820	BR3909415	10:20 AM
3459	03459	802 PENNSYLVANIA AVENUE		PITTSBURGH	PA	15233-1407	ALLEGHENY	412 - 231-0868	BR3969675	8:52 AM
3460	03460	133 EAST MAIN STREET		FRANKFORT	NY	13340-1133	HERKIMER	315 - 895-4009	BR3632747	11:15 AM
3461	03461	5700 CHEW AVENUE		PHILADELPHIA	PA	19138-1716	PHILADELPHIA	215 - 438-4695	BR3675040	12:10 PM
3462	03462	4749 U.S. ROUTE 152		LAVALETTE	WV	25535-9802	WAYNE	304 - 525-3992	BR3824477	1:00 AM
3465	03465	IGA PLAZA	3035 EAST AVENUE	CENTRAL SQUARE	NY	13036-9546	OSWEGO	315 - 668-7363	BR3711098	1:00 PM
3466	03466	109 JEFFERSON STREET		GREENFIELD	OH	45123-1364	HIGHLAND	937 - 981-7133	BR3825746	12:00 PM
3467	03467	61 UNION STREET		AUBURN	ME	04210-5447	ANDROSCOGGIN	207 - 753-0506	BR5605235	9:45 AM
3468	03468	340 WEST MAIN STREET		CARROLLTON	OH	44615-1348	CARROLL	330 - 627-5229	BR3765964	12:33 PM
3469	03469	GREENSPRING TOWER S/C	“1030 WEST 41ST ST., SUITE E”	BALTIMORE	MD	21211-1634	BALTIMORE CITY	410 - 235-0002	BR3924493	6:10 AM
3470	03470	SCOTT PLAZA	RR 2 BOX 301	OLYPHANT	PA	18447-9802	LACKAWANNA	570 - 586-2749	BR3893698	1:30 PM
3473	03473	120 CURRY AVENUE NW		PELHAM	GA	31779-1311	MITCHELL	229 - 294-5141	BR3529116	2:28 PM
3475	03475	380 GENERAL DANIEL AVENUE N	PO BOX 359	DANIELSVILLE	GA	30633-6910	MADISON	706 - 795-2135	BR3562659	1:00 PM
3476	03476	11511 KINSMAN ROAD		CLEVELAND	OH	44104-5046	CUYAHOGA	216 - 752-6600	BR4070265	8:02 AM
3477	03477	767-773 HAMILTON AVENUE		FRANKLIN TWP.	NJ	08873-3102	SOMERSET	732 - 545-2299	BR3776640	1:30 PM
3478	03478	PO BOX 684	2010 NORTH M-76	ST. HELEN	MI	48656-0684	ROSCOMMON	989 - 389-4965	BR3547669	9:39 AM
3481	03481	4211 BROADWAY	(PORT AUTHORITY BUS TERMINAL)	MANHATTAN	NY	10033-3733	NEW YORK	212 - 781-5396	BR3985061	1:20 PM
3482	03482	145 AMHERST STREET		NASHUA	NH	03063-1301	HILLSBOROUGH	603 - 598-9450	BR3835608	8:45 AM
3483	03483	“37 JULIUSTOWN ROAD, PO BOX 38		BROWNS MILLS	NJ	08015-3627	BURLINGTON	609 - 893-3191	BR6416285	10:00 AM
3486	03486	11702 LORAIN AVENUE		CLEVELAND	OH	44111-5442	CUYAHOGA	216 - 671-1411	BR3888039	9:33 AM
3490	03490	400 PUBLIC ROAD		YORKVILLE	OH	43971-1248	JEFFERSON	740 - 859-2449	BR3744237	8:57 AM
3491	03491	365 MAIN STREET		DAMARISCOTTA	ME	04543-4654	LINCOLN	207 - 563-3506	BR5158096	8:00 AM
3492	03492	“738 ROUTE 9, #3”		FISHKILL	NY	12524-2504	DUTCHESS	845 - 896-5939	BR3887859	10:30 AM
3493	03493	116-130 BROADWAY		PASSAIC	NJ	07055-3905	PASSAIC	973 - 779-2865	BR4201036	11:10 AM
3495	03495	ROYERSFORD CENTER	“70 BUCKWALTER RD., #113”	ROYERSFORD	PA	19468-1814	MONTGOMERY	610 - 948-0838	BR4766032	2:40 PM
3496	03496	6616 LINCOLN AVENUE		LOCKPORT	NY	14094-6109	NIAGARA	716 - 438-2500	BR3681601	1:00 PM
3497	03497	15242 NORTH HOLLY ROAD		HOLLY	MI	48442-1141	OAKLAND	248 - 634-2314	BR3802041	12:00 PM

3498	03498	1559 FLATBUSH AVENUE		BROOKLYN	NY	11210-3041	KINGS	718 - 434-5755	BR6471469	9:45 AM
3500	03500	3636 RANSOMVILLE ROAD		RANSOMVILLE	NY	14131-9767	NIAGARA	716 - 791-3038	BR3660772	1:00 PM
3504	03504	1045 WOOSTER AVENUE		AKRON	OH	44307-1073	SUMMIT	330 - 253-9622	BR4136087	9:53 AM
3505	03505	“210 MCMURRY BOULEVARD, EAST”		HARTSVILLE	TN	37074-1110	TROUSDALE	615 - 374-2438	BR3693098	11:46 AM
3507	03507	650 EAST TREMONT AVENUE		BRONX	NY	10457-4931	BRONX	718 - 466-0266	BR4078689	1:00 PM
3508	03508	1340 MAIN STREET		BURGETTSTOWN	PA	15021-1225	WASHINGTON	724 - 947-4722	BR3615501	12:08 PM
3509	03509	2312 NORTH MAIN STREET		DAYTON	OH	45405-3439	MONTGOMERY	937 - 278-0778	BR3833008	10:35 AM
3510	03510	337 NORTH STATE ROAD	PO BOX 127	OTISVILLE	MI	48463-9486	GENESEE	810 - 631-4551	BR3683667	12:44 PM
3513	03513	60 WHALLEY AVENUE		NEW HAVEN	CT	06511-3221	NEW HAVEN	203 - 777-3080	BR4279382	11:30 AM
3515	03515	100 COLLIERS WAY		WEIRTON	WV	26062-4004	HANCOCK	304 - 723-1050	BR3652167	12:52 PM
3518	03518	2460 ROUTE 52	PO BOX 895	PINE BUSH	NY	12566-7038	ORANGE	845 - 744-8845	BR4057154	9:45 AM
3520	03520	11 EAST DIVISION STREET		SPARTA	MI	49345-1325	KENT	616 - 887-0600	BR3911054	9:50 AM
3521	03521	1410 DELAWARE AVENUE		BUFFALO	NY	14209-1111	ERIE	716 - 885-9944	BR3711137	1:00 PM
3523	03523	1105-09 N. 63RD STREET		PHILADELPHIA	PA	19151-3221	PHILADELPHIA	215 - 879-1663	BR4364179	11:10 AM
3524	03524	212 NORTH MAIN STREET		NORTHVILLE	NY	12134-0449	FULTON	518 - 863-6524	BR3711113	12:20 PM
3525	03525	200 CHAMBER PLAZA		CHARLEROI	PA	15022-1605	WASHINGTON	724 - 489-0870	BR3803598	11:04 AM
3526	03526	PENN MALL	1111 PENNSYLVANIA AVENUE	BROOKLYN	NY	11207-9064	KINGS	718 - 272-0346	BR4057166	3:45 PM
3527	03527	821 CHARTIERS AVENUE		MCKEES ROCKS	PA	15136-3804	ALLEGHENY	412 - 331-0106	BR3811379	9:21 AM
3530	03530	601 SOUTH MAIN STREET		SALEM	IN	47167-1039	WASHINGTON	812 - 883-1023	BR3695105	11:40 AM
3547	03547	1105 MARKET STREET		CHARLESTOWN	IN	47111-1934	CLARK	812 - 256-6368	BR3694420	9:45 AM
3555	03555	380 WEST MAIN STREET		MOREHEAD	KY	40351-1536	ROWAN	606 - 783-1581	BR3671737	11:45 AM
3559	03559	EASTGATE SHOPPING CENTER	1638 SECOND STREET	HENDERSON	KY	42420-3364	HENDERSON	270 - 827-9857	BR3686726	11:17 AM
3560	03560	86 MADISON SQUARE		MADISONVILLE	KY	42431-2740	HOPKINS	270 - 821-5811	BR3686738	9:29 AM
3561	03561	408 NORTH MORGAN STREET		MORGANFIELD	KY	42437-1240	UNION	270 - 389-4556	BR3686740	12:09 PM
3562	03562	1200 MAIN STREET		MURRAY	KY	42071-1821	CALLOWAY	270 - 753-8304	BR3655339	1:00 PM
3564	03564	426 VILLAGE LANE		HAZARD	KY	41701-9405	PERRY	606 - 436-2117	BR3686714	1:15 AM
3565	03565	224 SOUTH MAIN STREET		FRANKLIN	KY	42134-2116	SIMPSON	270 - 586-7131	BR3653462	12:45 PM
3566	03566	755 W BROADWAY STREET STE 202		LAWRENCEBURG	KY	40342-1902	ANDERSON	502 - 839-3403	BR3676888	9:45 AM
3567	03567	2135 ARGILLITE ROAD		FLATWOODS	KY	41139-1629	GREENUP	606 - 836-2498	BR3656975	9:15 AM
3568	03568	806 WEST GRATIOT AVENUE		SAGINAW	MI	48602-2171	SAGINAW	989 - 791-4221	BR3911042	11:19 AM
3571	03571	IMPERIAL COMMONS	400 MARKET PLACE DR.	OAKDALE	PA	15071-1023	ALLEGHENY	724 - 695-7317	BR4071938	9:46 AM
3572	03572	1109 EAST GENESEE AVENUE		SAGINAW	MI	48607-1746	SAGINAW	989 - 755-7761	BR3886489	10:22 AM
3573	03573	95 ATLANTIC CITY BOULEVARD		BEACHWOOD	NJ	08722-2901	OCEAN	732 - 505-8784	BR4536136	1:45 PM
3575	03575	PROSPECT POINT CENTER	9531 U.S. HIGHWAY 42	PROSPECT	KY	40059-9301	JEFFERSON	502 - 228-1139	BR3703142	10:10 AM
3576	03576	922 SOUTH CUMBERLAND AVE.		MORRISTOWN	TN	37813-5233	HAMBLEN	423 - 586-0251	BR3734402	12:52 PM
3579	03579	1038 NORTH WEST STREET		LIMA	OH	45801-3676	ALLEN	419 - 225-5721	BR6325597	1:00 PM
3580	03580	2417 SHAWNEE ROAD		LIMA	OH	45806-1407	ALLEN	419 - 991-2867	BR6325573	10:25 AM
3581	03581	85-10 NORTHERN BOULEVARD		JACKSON HEIGHTS	NY	11372-1543	QUEENS	718 - 476-3087	BR4057142	11:05 AM
3585	03585	CLARENCE POINTE PLAZA	9160 MAIN STREET	CLARENCE	NY	14031-1930	ERIE	716 - 633-0325	BR4342286	1:00 PM
3586	03586	111 NORTH PLAZA		APOLLO	PA	15613-1346	ARMSTRONG	724 - 478-2500	BR4080127	10:14 AM

3587	03587	425 EAST STUART DRIVE		GALAX	VA	24333-2124	GALAX CITY	276 - 236-3402	BR3738981	10:47 AM
3588	03588	3403 EAST GENESEE AVENUE		SAGINAW	MI	48601-4212	SAGINAW	989 - 752-8240	BR3901471	10:00 AM
3589	03589	20 TAPPAN STREET		FARMINGTON	NH	03835-1515	STRAFFORD	603 - 755-2440	BR3916080	10:12 AM
3594	03594	59 CHURCH STREET EXTENSION		SARANAC LAKE	NY	12983-1711	FRANKLIN	518 - 891-6033	BR4039916	11:00 AM
3597	03597	535 PORTLAND AVENUE		ROCHESTER	NY	14621-5117	MONROE	585 - 266-5930	BR4439279	1:00 PM
3599	03599	103 NORTH GATEWAY AVENUE		ROCKWOOD	TN	37854-2330	ROANE	865 - 354-3422	BR3987560	9:32 AM
3600	03600	7804-12 BUFFALO AVENUE		NIAGARA FALLS	NY	14304-4222	NIAGARA	716 - 283-0068	BR3916042	1:00 PM
3602	03602	5675 YORK ROAD		NEW OXFORD	PA	17350-9553	ADAMS	717 - 624-8080	BR3905974	11:45 AM
3603	03603	220 THIRD STREET		WELLSVILLE	OH	43968-1660	COLUMBIANA	330 - 532-5889	BR3893751	11:44 AM
3606	03606	MARTINSBURG PLAZA	609 WINCHESTER AVENUE	MARTINSBURG	WV	25401-2101	BERKELEY	304 - 267-2955	BR0963872	10:39 AM
3607	03607	1814 SPRING ROAD		CARLISLE	PA	17013-1150	CUMBERLAND	717 - 249-7697	BR0959912	10:35 AM
3608	03608	1941 DERRY STREET		HARRISBURG	PA	17104-2334	DAUPHIN	717 - 234-3350	BR4467165	12:00 PM
3609	03609	415 EAST QUEEN STREET		CHAMBERSBURG	PA	17201-2325	FRANKLIN	717 - 263-8040	BR0959900	8:51 AM
3610	03610	COLUMBIA SHOPPING CENTER	1786-I COLUMBIA AVENUE	COLUMBIA	PA	17512-9508	LANCASTER	717 - 684-0025	BR0959948	2:30 PM
3611	03611	ENOLA-SUMMERDALE PLAZA	455-K N. ENOLA ROAD	ENOLA	PA	17025-2128	CUMBERLAND	717 - 732-3666	BR0959924	9:30 AM
3613	03613	WINDSOR PARK PLAZA	5260 SIMPSON FERRY ROAD	MECHANICSBURG	PA	17055-3514	CUMBERLAND	717 - 766-2533	BR0959885	2:00 PM
3619	03619	1060 EAST MAIN STREET		BRIDGEPORT	CT	06608-1915	FAIRFIELD	203 - 382-0009	BR4379447	5:53 AM
3620	03620	1550 COLUMBIA AVENUE		LANCASTER	PA	17603-4527	LANCASTER	717 - 394-2580	BR1202491	9:00 AM
3623	03623	522 W. ONONDAGA ST.		SYRACUSE	NY	13204-3225	ONONDAGA	315 - 475-1366	BR3996305	1:00 PM
3626	03626	158-02 UNION TURNPIKE		FLUSHING (QUEENS)	NY	11366-1940	QUEENS	718 - 380-8259	BR4341854	12:40 PM
3627	03627	1154 CLARKSON AVENUE		BROOKLYN	NY	11212-2706	KINGS	718 - 345-6355	BR4406268	2:25 PM
3630	03630	7228 HULL STREET ROAD		RICHMOND	VA	23235-5804	HENRICO	804 - 276-5100	AD1643469	11:07 AM
3635	03635	BERMUDA SQUARE	12633 JEFF DAVIS HWY.	CHESTER	VA	23831-5307	CHESTERFIELD	804 - 748-9040	AD8384430	11:39 AM
3637	03637	6363 FRANKFORD AVENUE		PHILADELPHIA	PA	19135-3032	PHILADELPHIA	215 - 335-4882	BR4071914	10:40 AM
3641	03641	100 SOUTH COLLEGE DRIVE		FRANKLIN	VA	23851-2424	SOUTHAMPTON	757 - 562-6177	AD5937808	1:00 PM
3642	03642	1420 SOUTH MAIN STREET		HARRISONBURG	VA	22801-2931	ROCKINGHAM	540 - 434-7341	AD3500534	6:37 AM
3645	03645	CULMORE S/C	6003 LEESBURG PIKE	FALLS CHURCH	VA	22041-2203	FAIRFAX	703 - 820-7474	AD2356930	6:38 AM
3646	03646	1040 ST. NICHOLAS AVENUE		MANHATTAN	NY	10032-3826	NEW YORK	212 - 795-3218	BR4439293	3:20 PM
3647	03647	CLINTON AVENUE PLAZA	117-129 CLINTON AVENUE	NEWARK	NJ	07114-1909	ESSEX	973 - 733-2866	BR4870401	11:45 AM
3648	03648	705 DOMINION SQ SHOPPING CTR		CULPEPER	VA	22701-2479	CULPEPER	540 - 825-0703	BD0442690	5:58 AM
3649	03649	HILLWOOD SHOPPING CENTER	157 HILLWOOD AVENUE	FALLS CHURCH	VA	22046-2913	FAIRFAX	703 - 532-6111	AD2356992	8:11 AM
3652	03652	2708 WILLIAMSBURG ROAD		RICHMOND	VA	23231-2033	HENRICO	804 - 222-2705	AD1643483	7:28 AM
3653	03653	ROSE HILL S/C	6100 ROSE HILL DRIVE	ALEXANDRIA	VA	22310-1901	ARLINGTON	703 - 971-2200	AD2357045	9:31 AM
3654	03654	4237-4245 WALNUT STREET		PHILADELPHIA	PA	19104-3518	PHILADELPHIA	215 - 222-1536	BR4198342	11:15 AM
3656	03656	LAKEVIEW PLAZA	“1511 ROUTE 22, SUITE A”	BREWSTER	NY	10509-4009	PUTNAM	845 - 278-5251	BR6198077	1:45 PM
3657	03657	800 WEST ANN ARBOR ROAD		PLYMOUTH	MI	48170-2127	WAYNE	734 - 737-0218	BR8085981	9:28 AM
3658	03658	BRAD-LEE	3614 KING STREET	ALEXANDRIA	VA	22302-1908	ARLINGTON	703 - 379-6030	AD2356978	7:19 AM
3660	03660	MT VERNON SHOPPING CENTER	8244 RICHMOND HIGHWAY	ALEXANDRIA	VA	22309-8220	ARLINGTON	703 - 780-8020	AD2357172	10:12 AM
3662	03662	FOXCHASE S/C	4515 DUKE STREET	ALEXANDRIA	VA	22304-2503	ARLINGTON	703 - 751-4900	AD2356942	8:03 AM
3663	03663	592 EAST 183RD STREET		BRONX	NY	10458-8701	BRONX	718 - 220-2226	BR4675748	12:40 PM

3665	03665	HOLLIN HILL S/C	7968 FT. HUNT ROAD	ALEXANDRIA	VA	22308-1249	ARLINGTON	703 - 768-4000	AD5569681	10:51 AM
3667	03667	4001 DAVISON ROAD	SUITE A	BURTON	MI	48509-1401	GENESEE	810 - 742-0217	BR3952985	11:43 AM
3671	03671	123 MAIN STREET		FAIRFIELD	ME	04937-1120	SOMERSET	207 - 453-2233	BR4041973	9:00 AM
3674	03674	BARCROFT S/C	940 S. GEORGE MASON DRIVE	ARLINGTON	VA	22204-1557	ARLINGTON	703 - 920-3400	BR1345518	7:58 AM
3675	03675	CRYSTAL PLAZA	2120 CRYSTAL PLAZA ARCADE	ARLINGTON	VA	22202-3708	ARLINGTON	703 - 415-4770	AD2357247	3:59 AM
3676	03676	CRYSTAL UNDERGROUND	1667 CRYSTAL SQUARE ARCADE	ARLINGTON	VA	22202-3322	ARLINGTON	703 - 413-0525	AD6905220	4:11 AM
3677	03677	162-19 HILLSIDE AVENUE		JAMAICA	NY	11432-4034	QUEENS	718 - 739-3451	BR4369321	12:20 PM
3680	03680	WESTOVER S/C	5841 N. WASHINGTON BLVD.	ARLINGTON	VA	22205-2923	ARLINGTON	703 - 536-7100	AD2356916	7:29 AM
3681	03681	5440 LANSDOWNE AVENUE		PHILADELPHIA	PA	19131-3924	PHILADELPHIA	215 - 877-1506	BR4525688	10:45 AM
3682	03682	615 WEST PIKE STREET		CANONSBURG	PA	15317-1064	WASHINGTON	724 - 745-2600	BR4392229	11:29 AM
3686	03686	10521 LEE HIGHWAY		FAIRFAX	VA	22030-3103	FAIRFAX	703 - 273-4515	BR1729043	9:42 AM
3687	03687	485 GREAT NECK ROAD		GREAT NECK	NY	11021-4306	NASSAU	516 - 829-2653	BR4700983	9:45 AM
3688	03688	4616-4650 NORTH BROAD STREET		PHILADELPHIA	PA	19140-1218	PHILADELPHIA	215 - 329-4840	BR4517364	3:50 PM
3689	03689	100 WEST HARFORD STREET		MILFORD	PA	18337-1119	PIKE	570 - 296-6014	BR4175635	12:35 PM
3691	03691	607 ENGLAND STREET		ASHLAND	VA	23005-2201	HANOVER	804 - 752-6451	AD7410905	9:14 AM
3695	03695	800 JOHN MARSHALL HIGHWAY		FRONT ROYAL	VA	22630-4577	WARREN	540 - 631-0332	AD2357134	8:51 AM
3697	03697	543 CENTRAL AVENUE		EAST ORANGE	NJ	07018-1922	ESSEX	973 - 677-7880	BR4953053	12:30 PM
3698	03698	6908 MAIN STREET	PO BOX 1817	GLOUCESTER	VA	23061-5121	GLOUCESTER	804 - 693-2160	AD5973501	2:01 PM
3700	03700	“114 12TH STREET, N.E.”		CANTON	OH	44703-1024	STARK	330 - 456-4791	BR3952074	12:50 PM
3702	03702	932 CROSS LANES DRIVE		CROSS LANES	WV	25313-1315	KANAWHA	304 - 776-3276	BR4323642	9:50 AM
3705	03705	2305 OAKLAWN BOULEVARD		HOPEWELL	VA	23860-5032	PRINCE GEORGE	804 - 458-1231	AD3500558	8:32 AM
3706	03706	1801 HULL STREET		RICHMOND	VA	23224-3721	RICHMOND	804 - 230-6645	BR4340256	9:30 AM
3707	03707	LEESBURG	448 S. KING STREET	LEESBURG	VA	20175-3619	LOUDOUN	703 - 777-3111	AD9082760	9:20 AM
3710	03710	HANOVER VILLAGE S/C	7019 MECHANICSVILLE PIKE	MECHANICSVILLE	VA	23111-4647	HANOVER	804 - 746-7577	AD5743465	11:07 AM
3713	03713	HUGUENOT VILLAGE S/C	2011 HUGUENOT ROAD	RICHMOND	VA	23235-4305	HENRICO	804 - 320-7181	AD5968283	11:07 AM
3714	03714	502 E. LABURNUM AVENUE		RICHMOND	VA	23222-2123	HENRICO	804 - 329-7600	AD5683265	9:08 AM
3715	03715	520 WEST BROAD STREET		RICHMOND	VA	23220-4223	HENRICO	804 - 225-1340	BR5347756	8:14 AM
3719	03719	PARKWAY PLAZA	6335 JAHNKE ROAD	RICHMOND	VA	23225-4142	HENRICO	804 - 320-5871	AD8422975	9:50 AM
3721	03721	9199 PRESCOTT AVENUE		MANASSAS	VA	20110-5398	PRINCE WILLIAM	703 - 368-2116	AD2357780	6:58 AM
3723	03723	1312 CHAIN BRIDGE ROAD		MCLEAN	VA	22101-3901	FAIRFAX	703 - 356-5822	AD2357033	6:47 AM
3724	03724	CHESTERBROOK S/C	6224 OLD DOMINION DRIVE	MCLEAN	VA	22101-4217	FAIRFAX	703 - 538-6600	AD2357209	7:12 AM
3726	03726	WARWICK VILLAGE S/C	14260 WARWICK BOULEVARD	NEWPORT NEWS	VA	23602-3716	YORK	757 - 874-1924	AD4927488	1:00 PM
3729	03729	“609 EAST MAIN STREET, SUITE 8		PURCELLVILLE	VA	20132-3182	LOUDOUN	540 - 338-4195	AD2357259	9:45 AM
3733	03733	309 WEST 125TH STREET		MANHATTAN	NY	10027-3620	NEW YORK	212 - 961-1246	BR4206579	12:40 PM
3734	03734	RAVENSWORTH S/C	5230 PORT ROYAL ROAD	SPRINGFIELD	VA	22151-2102	FAIRFAX	703 - 321-8440	AD2357146	6:24 AM

3737	03737	VIRGINIA BEACH	320 LASKIN ROAD	VIRGINIA BEACH	VA	23451-3020	VIRGINIA BEACH CITY	757 - 422-0330	AD8569432	7:54 AM
3738	03738	2260A HUNTERS WOODS		RESTON	VA	20191-2898	FAIRFAX	703 - 860-0300	AD5122318	6:21 AM
3740	03740	ROSSLYN METRO CENTER	1700 NORTH MOORE STREET	ROSSLYN	VA	22209-1903	ARLINGTON	703 - 528-2101	AD9311212	7:54 AM
3741	03741	515 NORTH MAIN STREET		SUFFOLK	VA	23434-4426	SUFFOLK CITY	757 - 539-9992	AD6273041	1:00 PM
3743	03743	507 AMHERST AVENUE		WINCHESTER	VA	22601-3801	FREDERICK	540 - 662-2573	AD2357071	5:48 AM
3744	03744	50 SOUTH MAIN STREET		WOLFEBORO	NH	03894-4326	CARROLL	603 - 569-3348	BR4260698	9:15 AM
3745	03745	251 WEST LEE HIGHWAY STE 641		WARRENTON	VA	20186-2078	FAUQUIER	540 - 347-3020	AD2357805	6:52 AM
3747	03747	PINES S/C	696 ELDEN STREET	HERNDON	VA	20170-4723	FAIRFAX	703 - 471-7440	AD2357160	7:25 AM
3748	03748	1580 SOUTH DUPONT HIGHWAY		DOVER	DE	19901-4900	KENT	302 - 734-4788	BR5882142	10:28 AM
3749	03749	MILFORD PLAZA	694 NORTH DUPONT BLVD	MILFORD	DE	19963-1002	SUSSEX	302 - 422-3341	BR0963909	9:15 AM
3750	03750	701 ATLANTA ROAD		SEAFORD	DE	19973-1211	SUSSEX	302 - 629-4544	BR0963911	11:56 AM
3751	03751	798 SUNBURST HIGHWAY		CAMBRIDGE	MD	21613-9401	DORCHESTER	410 - 228-8600	AD2442705	7:48 AM
3752	03752	KENT PLAZA S/C	“711 WASHINGTON AVENUE, #26”	CHESTERTOWN	MD	21620-1001	KENT	410 - 778-4000	AD2436891	8:58 AM
3753	03753	129 SOUTH AVENUE		POUGHKEEPSIE	NY	12601-4510	DUTCHESS	845 - 473-4820	BR4190079	9:45 AM
3756	03756	GREENTREE VILLAGE S/C	41 GREENTREE DRIVE	DOVER	DE	19901-2685	KENT	302 - 678-2101	BR0963923	10:23 AM
3757	03757	HILLS PLAZA	1050 W INDUSTRIAL BLVD STE 5	CUMBERLAND	MD	21502-4331	ALLEGANY	301 - 724-6100	AD2436877	11:18 AM
3758	03758	101 MARLBORO AVENUE		EASTON	MD	21601-2768	TALBOT	410 - 822-0500	AD2436764	6:10 AM
3760	03760	139 SOUTH ORANGE AVENUE		SOUTH ORANGE	NJ	07079-1901	ESSEX	973 - 275-3845	BR4386187	11:25 AM
3761	03761	BRUNSWICK HEIGHTS S/C	92 SOUDER ROAD	BRUNSWICK	MD	21716-1245	FREDERICK	301 - 834-8100	BD0203579	8:12 AM
3766	03766	5901 BAY PARKWAY		BROOKLYN	NY	11204-2566	KINGS	718 - 236-6366	BR4571611	12:30 PM
3767	03767	701 S. PIERCE STREET		ALMA	GA	31510-3217	BACON	912 - 632-6715	BR4175508	9:18 AM
3768	03768	BRANDYWINE VILLAGE S/C	1249 HORSESHOE PIKE	DOWNINGTOWN	PA	19335-1152	CHESTER	610 - 873-3720	BR4644882	11:45 AM
3770	03770	1000-1008 MARKET STREET		PHILADELPHIA	PA	19107-4205	PHILADELPHIA	215 - 351-5314	BR4390314	10:50 AM
3771	03771	87-89 AVENUE D		MANHATTAN	NY	10009-6050	NEW YORK	212 - 475-5315	BR4329290	9:35 AM
3772	03772	4671 RICHMOND ROAD	PO BOX 1298	WARSAW	VA	22572-1298	RICHMOND	804 - 333-4122	BR4230479	6:31 AM
3773	03773	2649-53 GERMANTOWN AVENUE		PHILADELPHIA	PA	19133-1618	PHILADELPHIA	215 - 225-5029	BR4399730	10:35 AM
3774	03774	2426-34 EASTCHESTER ROAD		BRONX	NY	10469-5916	BRONX	718 - 653-3047	BR4675736	12:00 PM
3775	03775	500 NORTH MAIN AVENUE		SCRANTON	PA	18504-1866	LACKAWANNA	570 - 342-6411	BR4822804	11:20 AM
3778	03778	131 S. MAIN STREET		HIAWASSEE	GA	30546-9308	TOWNS	706 - 896-2255	BR4234706	1:00 PM
3779	03779	1111 MOUNT HERMON ROAD		SALISBURY	MD	21804-5109	WICOMICO	410 - 543-0446	BD0384672	10:13 AM
3780	03780	1810 MAPLEWOOD AVENUE		FLINT	MI	48506-3780	GENESEE	810 - 232-6423	BR4250394	11:05 AM
3781	03781	7967 BALTIMORE ANNAPOLIS BLVD		GLEN BURNIE	MD	21060-8143	ANNE ARUNDEL	410 - 768-3875	AD2436889	9:58 AM
3782	03782	1712 CRAIN HIGHWAY SOUTH		GLEN BURNIE	MD	21061-5503	ANNE ARUNDEL	410 - 761-1099	AD2445434	5:17 AM
3783	03783	810-814 SOUTH BROAD STREET		PHILADELPHIA	PA	19146-2217	PHILADELPHIA	215 - 985-0113	BR4421056	12:45 PM
3788	03788	NORTHGATE CENTER	13870 GEORGIA AVENUE	SILVER SPRING	MD	20906-2924	MONTGOMERY	301 - 871-6400	AD2436550	9:48 AM
3789	03789	WHITE OAK S/C	11215 NEW HAMPSHIRE AVE	SILVER SPRING	MD	20904-2631	MONTGOMERY	301 - 593-5400	AD2436980	8:09 AM

3790	03790	8048 NEW HAMPSHIRE AVENUE		LANGLEY PARK	MD	20783-4611	MONTGOMERY	301 - 439-4400	AD2436586	7:37 AM
3793	03793	327 CHESTNUT STREET		UNION	NJ	07083-9412	UNION	908 - 686-1212	BR4848834	9:30 AM
3794	03794	6806 RIVERDALE ROAD		RIVERDALE	MD	20737-1802	PRINCE GEORGE’S	301 - 429-9122	AD4929165	6:34 AM
3799	03799	SILVER HILL SHOPPING CENTER	4705 SILVER HILL ROAD	SUITLAND	MD	20746-2404	PRINCE GEORGE’S	301 - 736-2900	AD2437425	7:38 AM
3800	03800	5931 MARTIN LUTHER KING HWY		SEAT PLEASANT	MD	20743-1754	PRINCE GEORGE’S	301 - 350-1400	AD2436601	6:44 AM
3801	03801	704-20 EAST PASSYUNK AVENUE		PHILADELPHIA	PA	19147-3017	PHILADELPHIA	215 - 627-3151	BR4537479	12:25 PM
3803	03803	CHESTNUT HILL S/C	10456 BALTIMORE AVENUE	BELTSVILLE	MD	20705-2321	PRINCE GEORGE’S	301 - 937-4020	AD2436790	6:53 AM
3804	03804	10 NEWPORT PLACE		NEWPORT	PA	17074-8736	PERRY	717 - 567-6670	BR4844761	12:00 PM
3806	03806	2026 FALLSTON ROAD		FALLSTON	MD	21047-1456	HARFORD	410 - 877-7849	BR5146673	11:45 AM
3808	03808	WESTWOOD S/C	5350 WESTBARD AVENUE	BETHESDA	MD	20816-1410	MONTGOMERY	301 - 656-2477	AD2436992	7:53 AM
3809	03809	66-54 FRESH POND ROAD		FLUSHING	NY	11385-3255	KINGS	718 - 821-2222	BR4478649	9:30 AM
3812	03812	239 EAST 198TH STREET		BRONX	NY	10458-3147	BRONX	718 - 933-1465	BR4632394	9:40 AM
3813	03813	MARLTON PLAZA	9530 CRAIN HIGHWAY	UPPER MARLBORO	MD	20772-5424	PRINCE GEORGE’S	301 - 868-0303	AD8307212	9:58 AM
3814	03814	1419 NEWKIRK AVENUE		BROOKLYN	NY	11226-6521	KINGS	718 - 940-1794	BR4617835	11:20 AM
3815	03815	32 EAST 170TH STREET		BRONX	NY	10452-7013	BRONX	718 - 588-6825	BR4605931	9:30 AM
3816	03816	7821 3RD AVENUE		BROOKLYN	NY	11209-3605	KINGS	718 - 630-5482	BR5172971	11:30 AM
3817	03817	57 EAST BURNSIDE AVENUE		BRONX	NY	10453-4105	BRONX	718 - 295-4533	BR4732675	12:30 PM
3818	03818	PATUXENT S/C	2203 DEFENSE HIGHWAY	CROFTON	MD	21114-2403	ANNE ARUNDEL	410 - 721-6239	AD4635631	7:11 AM
3822	03822	MOUNT AIRY SHOPPING CTR	415 EAST RIDGEVILLE BOULEVARD	MOUNT AIRY	MD	21771-5251	CARROLL	301 - 829-2920	AD5944219	9:51 AM
3825	03825	801 SOUTH 9TH STREET		PHILADELPHIA	PA	19147-2822	PHILADELPHIA	215 - 925-4481	BR4682717	12:30 PM
3826	03826	EASTPORT S/C	1005 BAYRIDGE AVENUE	ANNAPOLIS	MD	21403-3031	ANNE ARUNDEL	410 - 267-8600	AD2436637	9:39 AM
3827	03827	2027 WEST STREET		ANNAPOLIS	MD	21401-3007	ANNE ARUNDEL	410 - 266-5055	AD2436776	9:08 AM
3828	03828	VILLAGE S/C	10134 RIVER ROAD	POTOMAC	MD	20854-4903	MONTGOMERY	301 - 299-8600	AD2436752	10:10 AM
3829	03829	WHITE MARLIN MALL	12641-250 OCEAN GATEWAY	OCEAN CITY	MD	21842-0991	WORCESTER	410 - 213-2536	BR1361411	12:02 PM
3831	03831	12222 VEIRS MILL ROAD		SILVER SPRING	MD	20906-4505	MONTGOMERY	301 - 949-6212	AD4266537	7:18 AM
3835	03835	GOLD COAST MALL	11401 COASTAL HIGHWAY	OCEAN CITY	MD	21842-2516	WORCESTER	410 - 524-3700	AD7540227	12:32 PM
3836	03836	COUNTY MARKET SHOPPING CENTER	825 WEST HILLCREST ROAD	HAGERSTOWN	MD	21742-3105	WASHINGTON	301 - 797-9300	AD5322019	7:44 AM
3837	03837	505 LINDEN AVENUE		POCOMOKE CITY	MD	21851-1133	WORCESTER	410 - 957-2311	AD5421285	9:50 AM
3838	03838	40 WEST MAIN STREET		SPRINGVILLE	NY	14141-1014	ERIE	716 - 592-2836	BR4470415	1:00 PM
3842	03842	5229 JEFFERSON DAVIS HIGHWAY		FREDERICKSBURG	VA	22408-2605	SPOTSYLVANIA	540 - 710-0034	BR6210025	1:00 PM
3843	03843	EXECUTIVE BLDG.	1034 15TH STREET NW	WASHINGTON	DC	20005-1502	“WASHINGTON,D.C.”	202 - 296-6171	BR2399788	9:01 AM
3844	03844	950-960 SOUTHERN BOULEVARD		BRONX	NY	10459-3402	BRONX	718 - 991-1376	BR4642799	1:20 PM
3845	03845	UNIVERSAL BUILDING	1815 CONNECTICUT AVE.	WASHINGTON	DC	20009-5702	“WASHINGTON,D.C.”	202 - 332-1718	AD3497535	7:17 AM
3847	03847	1532-34 86TH STREET		BROOKLYN	NY	11228-3431	KINGS	718 - 234-8444	BR4756372	1:00 PM
3848	03848	956 2ND AVENUE		MANHATTAN	NY	10022-7805	NEW YORK	212 - 759-4474	BR4596889	12:20 PM
3850	03850	4813 WEST MERCURY BOULEVARD		HAMPTON	VA	23666-3727	HAMPTON CITY	757 - 826-2792	AD2053128	1:00 PM

3851	03851	WARICK SHOPPING CENTER	10818 WARICK BOULEVARD	NEWPORT NEWS	VA	23601-3741	NEWPORT NEWS CITY	757 - 596-7646	AD9809801	1:00 PM
3854	03854	GLEBE LEE SHOPPING CENTER	4720B LEE HIGHWAY	ARLINGTON	VA	22207-3417	ARLINGTON	703 - 524-9003	BR4538938	5:26 AM
3855	03855	506-528 UTICA AVENUE		BROOKLYN	NY	11203-1321	KINGS	718 - 604-1323	BR5186007	9:10 AM
3856	03856	2865 ELMWOOD AVENUE		KENMORE	NY	14217-1932	ERIE	716 - 447-1757	BR4632407	1:00 PM
3857	03857	304 DEPOT STREET		LATROBE	PA	15650-1562	WESTMORELAND	724 - 532-3219	BR4664137	10:08 AM
3858	03858	991 EAST GUN HILL ROAD		BRONX	NY	10469-3707	BRONX	718 - 231-6677	BR5048461	10:20 AM
3863	03863	MID TOWN SHOPPING CENTER	ROUTE 196	LISBON FALLS	ME	04252-	ANDROSCOGGIN	207 - 353-4843	BR4680434	11:00 AM
3864	03864	4102 CHURCH AVENUE		BROOKLYN	NY	11203-3006	KINGS	718 - 940-1579	BR4632419	10:43 AM
3865	03865	218-35 HEMPSTEAD AVENUE		QUEENS VILLAGE	NY	11429-1236	QUEENS	718 - 465-8046	BR4918073	10:35 AM
3866	03866	CHESAPEAKE SQUARE	25096 LANKFORD HWY	ONLEY	VA	23418-0710	ACCOMACK	757 - 787-7154	BR1176379	1:00 PM
3868	03868	1823 EAST WEST HIGHWAY		ADELPHI	MD	20783-3032	PRINCE GEORGE’S	301 - 439-7100	BR4675039	7:53 AM
3869	03869	1791 UTICA AVENUE		BROOKLYN	NY	11234-2120	KINGS	718 - 241-3559	BR5139820	2:40 PM
3870	03870	3700-06 JUNCTION BOULEVARD		FLUSHING	NY	11368-1741	QUEENS	718 - 639-2647	BR4730847	10:55 AM
3871	03871	9300 LAKESIDE BOULEVARD		OWINGS MILLS	MD	21117-4953	BALTIMORE	410 - 363-8066	BR5399969	6:41 AM
3872	03872	1600 E. CHURCHVILLE ROAD		BEL AIR	MD	21015-4804	HARFORD	410 - 836-9628	BR5584746	10:00 AM
3873	03873	FOXHALL SQUARE	“3301 NEW MEXICO AVENUE, N.W.”	WASHINGTON	DC	20016-3622	“WASHINGTON,D.C.”	202 - 966-4900	BR4537974	8:30 AM
3875	03875	4102 18TH AVENUE		BROOKLYN	NY	11218-5710	KINGS	718 - 437-2703	BR4732699	11:41 AM
3876	03876	1500 W. MOYAMENSING AVENUE		PHILADELPHIA	PA	19145-4925	PHILADELPHIA	215 - 465-1475	BR4824199	11:30 AM
3877	03877	801 NORTH MAIN STREET		MT. PLEASANT	TN	38474-1017	MAURY	931 - 379-5000	BR4749529	7:05 AM
3878	03878	22346 WOODWARD AVENUE		FERNDALE	MI	48220-1817	OAKLAND	248 - 542-1925	BR4945234	11:03 AM
3879	03879	6900 4TH AVENUE		BROOKLYN	NY	11209-1502	KINGS	718 - 748-8184	BR4708511	11:40 AM
3880	03880	13635 23 MILE ROAD		SHELBY TWP.	MI	48315-2901	MACOMB	586 - 566-2520	BR4948987	10:40 AM
3881	03881	27-07 FRANCIS LEWIS BOULEVARD		BAYSIDE	NY	11358-1146	QUEENS	718 - 352-7378	BR4700969	11:35 AM
3883	03883	5102 13TH AVENUE		BROOKLYN	NY	11219-3520	KINGS	718 - 435-5684	BR5218880	1:00 PM
3887	03887	KNOLLWOOD CLINIC	1254 NORTH MAIN STREET	LAPEER	MI	48446-1370	LAPEER	810 - 664-1932	BA4541795	10:26 AM
3888	03888	9738 SEA VIEW AVENUE		BROOKLYN	NY	11236-5516	KINGS	718 - 968-1584	BR4632382	3:30 PM
3891	03891	223 TOWNSEND AVENUE		BOOTHBAY HARBOR	ME	04538-1847	LINCOLN	207 - 633-7023	BR5088592	8:37 AM
3892	03892	223 & 233 NORTH STREET		CALAIS	ME	04619-1619	WASHINGTON	207 - 454-2262	BR6042232	3:25 PM
3894	03894	355 MAIN STREET		FORT FAIRFIELD	ME	04742-1181	AROOSTOOK	207 - 472-1191	BR5756183	12:47 PM
3896	03896	429 MAIN STREET		MADAWASKA	ME	04756-1165	AROOSTOOK	207 - 728-3815	BR5219109	4:15 PM
3897	03897	35 PARK STREET		MILO	ME	04463-1110	PISCATAQUIS	207 - 943-8750	BR6432796	11:15 AM
3900	03900	15 MAIN STREET		VAN BUREN	ME	04785-1008	AROOSTOOK	207 - 868-2626	BR5763417	5:03 PM
3902	03902	CAPE HENRY S/C	2817 SHORE DRIVE	VIRGINIA BEACH	VA	23451-1367	VIRGINIA BEACH CITY	757 - 496-9636	BR6486953	7:53 AM
3904	03904	2129 GENERAL BOOTH BLVD	SUITE 119	VIRGINIA BEACH	VA	23454-5872	VIRGINIA BEACH CITY	757 - 427-9129	BD0883137	1:00 PM
3906	03906	671 J. CLYDE MORRIS BLVD.		NEWPORT NEWS	VA	23601-1839	YORK	757 - 596-0037	BD0694097	1:00 PM
3908	03908	GOVERNORS SQUARE S/C	194 FRANKFORT ROAD	SHELBYVILLE	KY	40065-9433	SHELBY	502 - 633-2606	AB4895744	10:20 AM
3910	03910	878 EAST HIGH STREET		LEXINGTON	KY	40502-2135	FAYETTE	859 - 266-1171	AB3003035	1:00 AM

3912	03912	1307 WINCHESTER ROAD		LEXINGTON	KY	40505-4124	FAYETTE	859 - 254-4471	AB3005685	1:00 AM
3913	03913	GARDENSIDE SHOPPING CENTER	1743 ALEXANDRIA DRIVE	LEXINGTON	KY	40504-3112	FAYETTE	859 - 278-3471	AB3020827	1:00 AM
3914	03914	PARIS VILLAGE S/C	2234 BYPASS ROAD	PARIS	KY	40361-1282	BOURBON	859 - 987-1210	AB2997534	12:00 PM
3915	03915	1250 SOUTH HIGHWAY 27		SOMERSET	KY	42501-3525	PULASKI	606 - 676-0485	AB3033672	9:15 AM
3916	03916	560 MANCHESTER SQUARE	PO BOX 7	MANCHESTER	KY	40962-0007	CLAY	606 - 598-0414	AB6901210	10:00 AM
3918	03918	CARRIAGE GATE S/C	835 EASTERN BYPASS	RICHMOND	KY	40475-2569	MADISON	859 - 623-5812	AB3030208	10:45 AM
3919	03919	297 TERRELL LANE		BARBOURVILLE	KY	40906-7308	KNOX	606 - 546-9241	AB3022782	9:15 AM
3920	03920	1160 US HIGHWAY 68		MAYSVILLE	KY	41056-1626	MASON	606 - 564-4044	AB3007259	12:00 PM
3921	03921	LANSDOWNE S/C	3349 TATES CREEK ROAD	LEXINGTON	KY	40502-3409	FAYETTE	859 - 266-0413	AB3038292	1:00 AM
3922	03922	654 UNIVERSITY SHOPPING CENTER		RICHMOND	KY	40475-2617	MADISON	859 - 623-7326	AB3030373	11:00 AM
3923	03923	WINCHESTER PLAZA	12 WINCHESTER ROAD	WINCHESTER	KY	40391-1143	CLARK	859 - 744-8131	AB4186955	1:45 AM
3926	03926	517 NORTH GREEN STREET		HENDERSON	KY	42420-2947	HENDERSON	270 - 827-1897	BB0568672	11:00 AM
3931	03931	2700 RICHMOND ROAD		LEXINGTON	KY	40509-1503	FAYETTE	859 - 269-5396	AB6264117	1:00 AM
3932	03932	CARNABY SQUARE SHOPPING CENTER	839 S. MAIN STREET	LONDON	KY	40741-1996	LAUREL	606 - 864-7368	AB4643551	11:00 AM
3935	03935	310 GLADES ROAD		BEREA	KY	40403-1327	MADISON	859 - 986-3103	AB6391902	12:00 PM
3936	03936	204 PARK AVENUE		CARROLLTON	KY	41008-9513	CARROLL	502 - 732-4392	AB6282660	9:30 AM
3938	03938	629 US HIGHWAY 27 SOUTH		CYNTHIANA	KY	41031-6001	HARRISON	859 - 234-6111	AB7531850	12:45 PM
3939	03939	101 EASTWOOD SHOPPING CENTER		FRANKFORT	KY	40601-3277	FRANKLIN	502 - 695-5626	AB7680742	11:15 AM
3943	03943	110 RICHMOND ROAD		IRVINE	KY	40336-9316	ESTILL	606 - 723-2146	AB8014069	9:15 AM
3946	03946	28 PARK STREET		ROCKLAND	ME	04841-3349	KNOX	207 - 596-0036	BR5176640	11:30 AM
3947	03947	393 WALLER AVENUE		LEXINGTON	KY	40504-2914	FAYETTE	859 - 254-7777	AB7763433	1:00 AM
3948	03948	WILLOW OAKS S/C	227-2 FOX HILL ROAD	HAMPTON	VA	23669-1739	HAMPTON CITY	757 - 851-0660	AD2053142	1:00 PM
3949	03949	PARK HILLS SHOPPING CENTER	3120 PIMLICO HIGHWAY SUITE 178	LEXINGTON	KY	40517-4063	FAYETTE	859 - 273-7963	AB2561137	1:00 PM
3954	03954	TATES CREEK CENTRE	4101 TATES CREEK ROAD	LEXINGTON	KY	40517-3057	FAYETTE	859 - 273-0222	BB0854605	1:00 AM
3957	03957	600 NORTH MAIN STREET		AKRON	OH	44310-3114	SUMMIT	330 - 384-1588	BR4763365	9:17 AM
3958	03958	2002 AVENUE U		BROOKLYN	NY	11229-3908	KINGS	718 - 769-2058	BR4877518	1:55 PM
3959	03959	2301 WALNUT STREET		PHILADELPHIA	PA	19103-4305	PHILADELPHIA	215 - 636-9634	BR4836411	9:10 AM
3960	03960	1141 LONDON BOULEVARD		PORTSMOUTH	VA	23704-2239	PORTSMOUTH CITY	757 - 393-6047	AD2053104	8:04 AM
3962	03962	45-02 43RD AVENUE		SUNNYSIDE	NY	11104-1902	QUEENS	718 - 433-0941	BR4728195	9:45 AM
3965	03965	8935 PATTERSON AVENUE		RICHMOND	VA	23229-6323	RICHMOND	804 - 740-0124	BR4849709	11:09 AM
3966	03966	902 NORTH CEDAR STREET		KALKASKA	MI	49646-9459	KALKASKA	231 - 258-2081	BR4667777	9:10 AM
3967	03967	1019 WEST SAGINAW STREET		LANSING	MI	48915-1966	INGHAM	517 - 374-6103	BR5138703	12:47 PM
3968	03968	318 FIFTH AVENUE		PITTSBURGH	PA	15222-2401	ALLEGHENY	412 - 434-6607	BR4754342	9:26 AM
3969	03969	1115 WEST PROSPECT AVENUE		ASHTABULA	OH	44004-6520	ASHTABULA	440 - 998-3777	BR4949357	10:01 AM
3971	03971	5500 GEORGE WASHINGTON HIGHWAY		GRAFTON	VA	23692-3622	YORK	757 - 898-5466	AD2053116	1:03 PM
3972	03972	811 EAST STATE STREET		SHARON	PA	16146-3361	MERCER	724 - 342-4680	BR5147120	8:19 AM
3974	03974	1041 BURNT TAVERN ROAD		BRICK	NJ	08724-1967	OCEAN	732 - 836-3021	BR6336689	11:15 AM
3975	03975	1475 LANDER ROAD		MAYFIELD HEIGHTS	OH	44124-3358	CUYAHOGA	440 - 605-1695	BR5097832	8:17 AM
3976	03976	481 PIPESTONE STREET		BENTON HARBOR	MI	49022-4636	BERRIEN	269 - 926-2131	BR4684305	8:39 AM
3977	03977	115 RUSSELL STREET		ELKHORN CITY	KY	41522-7063	PIKE	606 - 754-4172	BR4625630	12:00 PM

3978	03978	1679 BEDFORD AVENUE		BROOKLYN	NY	11225-2601	KINGS	718 - 282-7476	BR5105538	10:05 AM
3979	03979	CHESTER SHOPPING MALL	11 WEST MAIN STREET	CHESTER	NJ	07930-2407	MORRIS	908 - 879-2123	BR4739061	1:00 PM
3980	03980	1179 EAST 233RD STREET		BRONX	NY	10466-3318	BRONX	718 - 324-3668	BR5207344	11:00 AM
3981	03981	423 EAST NORTH AVENUE		BALTIMORE	MD	21202-5915	BALTIMORE CITY	410 - 385-3188	BR5112658	11:11 AM
3983	03983	338 WEST WASHINGTON STREET		BATH	NY	14810-1024	STEUBEN	607 - 776-4747	BR5614133	1:00 PM
3984	03984	82-13 37TH AVENUE		JACKSON HEIGHTS	NY	11372-7011	QUEENS	718 - 565-1473	BR4728208	11:00 AM
4112	04112	15 SACO AVENUE		OLD ORCHARD BEACH	ME	04064-2242	YORK	207 - 934-1000	BR5139440	1:58 PM
4116	04116	225 MADISON AVENUE		SKOWHEGAN	ME	04976-2054	SOMERSET	207 - 474-2525	BR4764139	9:33 AM
4117	04117	259 MAIN STREET		SOUTH PARIS	ME	04281-1620	OXFORD	207 - 743-5177	BR4862719	11:35 AM
4118	04118	987 LISBON STREET		LEWISTON	ME	04240-5747	ANDROSCOGGIN	207 - 784-9588	BR4723121	10:30 AM
4119	04119	PO BOX 1157	“ROUTE 5, MEMORIAL DRIVE”	LYNDONVILLE	VT	05851-1157	CALEDONIA	802 - 626-3779	BR4164151	9:50 AM
4120	04120	16 PECK FARM ROAD		WINTHROP	ME	04364-3432	KENNEBEC	207 - 377-2279	BR5914432	1:44 PM
4121	04121	156 MAINE STREET		BRUNSWICK	ME	04011-2007	CUMBERLAND	207 - 729-8100	BR4156813	9:30 AM
4122	04122	NORTHPORT PLAZA	383 ALLEN AVENUE	PORTLAND	ME	04103-3728	CUMBERLAND	207 - 797-4351	BR4157194	11:15 AM
4123	04123	131 WILTON ROAD		FARMINGTON	ME	04938-6119	FRANKLIN	207 - 778-3919	BR4761006	11:00 AM
4125	04125	465 MAIN STREET		WESTBROOK	ME	04092-4328	CUMBERLAND	207 - 854-9103	BR5100146	9:25 AM
4126	04126	7 PORTLAND STREET	P.O. BOX 88	RUMFORD	ME	04276-0088	OXFORD	207 - 364-2969	BR5697389	9:22 AM
4127	04127	177 MAIN STREET		LANCASTER	NH	03584-1722	COOS	603 - 788-2433	BR4157841	11:40 AM
4128	04128	17 SOUTH MAIN STREET		BLUE HILL	ME	04614-0335	HANCOCK	207 - 374-3565	BR6810700	12:40 PM
4129	04129	35 ELM STREET		CAMDEN	ME	04843-1910	KNOX	207 - 236-4546	BR6301371	10:30 AM
4130	04130	112 BENNETT DRIVE		CARIBOU	ME	04736-2022	AROOSTOOK	207 - 498-8735	BR5179963	1:20 PM
4131	04131	137 NORTH STREET		HOULTON	ME	04730-1832	AROOSTOOK	207 - 532-6876	BR4786452	11:20 AM
4132	04132	279 MAIN STREET		SOUTH PORTLAND	ME	04106-2629	CUMBERLAND	207 - 741-2260	BR4840600	2:52 PM
4133	04133	701 FOREST AVENUE		PORTLAND	ME	04103-4121	CUMBERLAND	207 - 780-8144	BR6026961	12:15 PM
4135	04135	120 MAIN STREET		GORHAM	ME	04038-1306	CUMBERLAND	207 - 839-3160	BR5802562	10:15 AM
4137	04137	320 MAIN STREET		PRESQUE ISLE	ME	04769-2809	AROOSTOOK	207 - 764-5221	BR6362660	12:20 PM
4138	04138	50 METALLAK PLACE		COLEBROOK	NH	03576-1222	COOS	603 - 237-8388	BR4157738	10:52 AM
4139	04139	1623 WHITE MOUNTAIN HIGHWAY		NORTH CONWAY	NH	03860-5157	CARROLL	603 - 356-5512	BR4157752	1:50 PM
4140	04140	151 MAPLE STREET		CORNISH	ME	04020-3103	YORK	207 - 625-8494	BR4675471	2:30 PM
4141	04141	461 MAIN STREET		SACO	ME	04072-1528	YORK	207 - 284-4363	BR5212484	1:30 PM
4142	04142	SOMERSET PLAZA	108 SOMERSET AVENUE	PITTSFIELD	ME	04967-1332	SOMERSET	207 - 487-5467	BR4815556	8:30 AM
4143	04143	2 CHINA ROAD		WINSLOW	ME	04901-7266	KENNEBEC	207 - 872-2727	BR4886024	8:40 AM
4144	04144	341 HIGH STREET		SOMERSWORTH	NH	03878-1415	STRAFFORD	603 - 692-3161	BR4157740	9:00 AM
4146	04146	TOWN MEETING PLAZA	7 PORTLAND STREET	BRIDGTON	ME	04009-1229	CUMBERLAND	207 - 647-3445	BR4156471	11:30 AM
4147	04147	20 PORTLAND ROAD		GRAY	ME	04039-0711	CUMBERLAND	207 - 657-2333	BR5182489	9:30 AM
4148	04148	34 COTTAGE STREET		BAR HARBOR	ME	04609-1810	HANCOCK	207 - 288-2222	BR4156510	11:30 AM
4149	04149	254 MAIN STREET		BELFAST	ME	04915-6572	WALDO	207 - 338-4411	BR6332073	10:45 AM
4150	04150	464 MAIN STREET		SPRINGVALE	ME	04083-1818	YORK	207 - 324-1222	BR4156546	10:57 AM
4153	04153	83 HOSPITAL STREET		AUGUSTA	ME	04330-6617	KENNEBEC	207 - 623-1414	BR5524308	8:10 AM

4155	04155	6 SOUTH MAIN STREET		PLYMOUTH	NH	03264-1440	GRAFTON	603 - 536-4377	BR4157764	12:00 PM
4156	04156	“ROUTE 112, MAIN STREET”	PO BOX 538	LINCOLN	NH	03251-0538	GRAFTON	603 - 745-5660	BR4157776	12:15 PM
4157	04157	GORHAM PLAZA	167 MAIN STREET	GORHAM	NH	03581-1637	COOS	603 - 466-5636	BR4157788	1:50 PM
4158	04158	OLD PROVIDENCE COMMON	71 NH ROUTE 104 UNIT 5	MEREDITH	NH	03253-5731	BELKNAP	603 - 279-6586	BR4157790	11:05 AM
4159	04159	PO BOX 618	US ROUTE 5	DERBY	VT	05829-0618	ORLEANS	802 - 334-2313	BR4164149	8:30 AM
4160	04160	226 PARKER FARM ROAD		BUXTON	ME	04093-9557	YORK	207 - 727-5139	BR5885023	11:55 AM
4161	04161	665 ROOSEVELT TRAIL	PO BOX 4008	NAPLES	ME	04055-4008	CUMBERLAND	207 - 693-3937	BR5384122	11:15 AM
4162	04162	#5 FRYEBURG PLAZA	15 BRIDGTON ROAD (RT. 302)	FRYEBURG	ME	04037-1430	OXFORD	207 - 935-2045	BR4157005	12:30 PM
4163	04163	315 WEST MAIN STREET	PO BOX 391	HILLSBORO	NH	03244-5234	HILLSBOROUGH	603 - 464-5678	BR4157803	9:45 AM
4164	04164	5 MAIN STREET		PETERBOROUGH	NH	03458-2417	HILLSBOROUGH	603 - 924-6961	BR4157815	12:00 PM
4165	04165	PLAZA 800	800 ISLINGTON STREET	PORTSMOUTH	NH	03801-4272	ROCKINGHAM	603 - 436-2214	BR4157827	10:30 AM
4166	04166	360 SUMMER STREET		BRISTOL	NH	03222-3213	GRAFTON	603 - 744-2652	BR4157839	11:30 AM
4167	04167	211 MAIN STREET		WATERVILLE	ME	04901-6117	KENNEBEC	207 - 877-9004	BR5375387	8:55 AM
4168	04168	15 SPRING STREET		GARDINER	ME	04345-1823	KENNEBEC	207 - 582-3051	BR5613787	8:46 AM
4171	04171	FORT KNOX SHOPPING PLAZA	“RFD #1, P O BOX B-1”	BUCKSPORT	ME	04416-1232	HANCOCK	207 - 469-2201	BR4156875	12:05 PM
4178	04178	1 WEST BROADWAY		LINCOLN	ME	04457-1212	PENOBSCOT	207 - 794-3344	BR5561457	10:19 AM
4182	04182	118-136 MEADOW STREET		LITTLETON	NH	03561-4026	GRAFTON	603 - 444-2244	BR4157726	11:30 AM
4185	04185	3539 BROADWAY		MANHATTAN	NY	10031-5627	NEW YORK	212 - 281-2183	BR4762832	3:00 PM
4186	04186	2833 BROADWAY		MANHATTAN	NY	10025-2245	NEW YORK	212 - 663-3135	BR4732687	2:40 PM
4187	04187	2712 BROADWAY		MANHATTAN	NY	10025-8701	NEW YORK	212 - 665-6200	BR4996382	2:30 PM
4189	04189	741 COLUMBUS AVENUE		MANHATTAN	NY	10025-6461	NEW YORK	212 - 316-0436	BR4589050	2:20 PM
4192	04192	40-16 NATIONAL STREET		CORONA	NY	11368-2321	QUEENS	718 - 507-0442	BR6559201	10:45 AM
4195	04195	282 8TH AVENUE	(& 24TH ST.)	MANHATTAN	NY	10001-4801	NEW YORK	212 - 727-3854	BR4378609	10:40 AM
4196	04196	188 9TH AVENUE		MANHATTAN	NY	10011-4917	NEW YORK	212 - 727-9620	BR4745139	10:10 AM
4197	04197	56 7TH AVENUE		MANHATTAN	NY	10011-6672	NEW YORK	212 - 675-1697	BR4530110	10:10 AM
4202	04202	7 MADISON STREET		MANHATTAN	NY	10038-1202	NEW YORK	212 - 791-5795	BR5929091	11:00 AM
4205	04205	81 1ST AVENUE		NEW YORK	NY	10003-9429	NEW YORK	212 - 388-9348	BR4733247	9:20 AM
4208	04208	516 EAST 14TH STREET		MANHATTAN	NY	10009-2909	NEW YORK	212 - 979-2455	BR4617823	9:50 AM
4215	04215	1535 SECOND AVENUE		MANHATTAN	NY	10021-0504	NEW YORK	212 - 327-4757	BR4762856	12:50 PM
4219	04219	1235 LEXINGTON AVENUE		MANHATTAN	NY	10028-1408	NEW YORK	212 - 517-5141	BR4424711	1:35 PM
4222	04222	50 NORTH GREELEY AVENUE		CHAPPAQUA	NY	10514-3410	WESTCHESTER	914 - 238-4156	BR4617811	11:15 AM
4226	04226	82 NUGENT STREET		SOUTHAMPTON	NY	11968-4816	SUFFOLK	631 - 283-2604	BR4484894	10:45 AM
4227	04227	161 MAIN STREET		WEST HAMPTON BEACH	NY	11978-2701	SUFFOLK	631 - 288-5845	BR4474906	11:00 AM
4228	04228	39 KRISTIAN STREET		SANDUSKY	MI	48471-1035	SANILAC	810 - 648-4668	BR4250736	11:20 AM
4230	04230	588 NORTH LAFAYETTE STREET		SOUTH LYON	MI	48178-2000	OAKLAND	248 - 486-9100	BR4250697	12:48 PM
4232	04232	3106 EAST SAGINAW STREET		LANSING	MI	48912-4712	INGHAM	517 - 337-1681	BR4250661	1:00 PM
4233	04233	15893 WEST MICHIGAN AVENUE		MARSHALL	MI	49068-9578	CALHOUN	269 - 781-1191	BR4250659	10:14 AM
4234	04234	102 NORTH CENTERVILLE ROAD		STURGIS	MI	49091-1308	ST. JOSEPH	269 - 651-7818	BR4250647	1:00 PM
4235	04235	1113 WEST MICHIGAN AVENUE		THREE RIVERS	MI	49093-2162	ST. JOSEPH	269 - 279-9702	BR4250635	10:43 AM

4236	04236	11 SOUTH 11TH STREET		NILES	MI	49120-2757	BERRIEN	269 - 684-6556	BR4250623	11:09 AM
4237	04237	715 EAST FRONT STREET		BUCHANAN	MI	49107-1458	BERRIEN	269 - 695-2000	BR4250596	11:20 AM
4238	04238	3681 SHAWNEE ROAD		BRIDGMAN	MI	49106-9713	BERRIEN	269 - 465-6777	BR4250560	10:23 AM
4239	04239	6699 PAW PAW AVENUE	PO BOX 700	COLOMA	MI	49038-9519	BERRIEN	269 - 468-3858	BR4250534	8:21 AM
4240	04240	302 WEST MAIN STREET		HARTFORD	MI	49057-1008	VAN BUREN	269 - 621-3654	BR4250508	11:21 AM
4241	04241	BYRON CENTER PLAZA	“2241 84TH STREET, S.W.”	BYRON CENTER	MI	49315-9352	KENT	616 - 878-1707	BR4250471	10:32 AM
4242	04242	“5995 KALAMAZOO AVENUE, SE”		KENTWOOD	MI	49508-6464	KENT	616 - 827-9906	BR4250457	1:00 PM
4244	04244	302 CHURCH AVENUE		BROOKLYN	NY	11218-3106	KINGS	718 - 437-7765	BR4725288	12:00 PM
4245	04245	142 BROAD STREET		ELYRIA	OH	44035-5519	LORAIN	440 - 322-7780	BR5486940	11:23 AM
4246	04246	892-908 FLATBUSH AVENUE		BROOKLYN	NY	11226-4018	KINGS	718 - 856-8841	BR5150165	10:20 AM
4247	04247	218 CHESTNUT STREET		COSHOCTON	OH	43812-1131	COSHOCTON	740 - 622-7284	BR4899982	11:12 AM
4248	04248	110 MITCHELLS CHANCE ROAD		EDGEWATER	MD	21037-2740	ANNE ARUNDEL	410 - 956-9411	BR6032039	11:10 AM
4250	04250	EBMC ROOM 1095	1000 EAST EAGER STREET	BALTIMORE	MD	21202-5597	BALTIMORE	410 - 522-9800	BR4661129	7:10 AM
4253	04253	JOHNSON HEALTH CENTER	2400 KIRK AVENUE	BALTIMORE	MD	21218-3647	BALTIMORE	410 - 366-1500	BR4661155	8:26 AM
4254	04254	WYMAN PARK MEDICAL CENTER	3100 WYMAN PARK DRIVE	BALTIMORE	MD	21211-2803	BALTIMORE	410 - 338-3172	AW1412953	6:15 AM
4255	04255	ODENTON-MEADE HEALTH CENTER	1132 ANNAPOLIS ROAD	ODENTON	MD	21113-1602	ANNE ARUNDEL	410 - 519-2460	BR4661179	7:27 AM
4256	04256	ROSLYN SHOPPING CENTER	1321 EASTON ROAD	ABINGTON TWP.	PA	19001-2401	MONTGOMERY	215 - 886-8509	BR4823135	10:20 AM
4257	04257	MERMAID PLAZA S/C	3001-27 MERMAID AVENUE	BROOKLYN	NY	11224-1805	KINGS	718 - 373-2818	BR4824911	11:30 AM
4258	04258	1516-1518 WESTCHESTER AVENUE		BRONX	NY	10472-2907	BRONX	718 - 861-2359	BR6240939	1:30 PM
4259	04259	6101 18TH AVENUE		BROOKLYN	NY	11204-2302	KINGS	718 - 236-0146	BR4990823	12:20 PM
4260	04260	4299 UNION DEPOSIT ROAD		HARRISBURG	PA	17111-2802	DAUPHIN	717 - 564-6750	BR4992029	10:00 AM
4261	04261	501 6TH AVENUE		MANHATTAN	NY	10011-8421	NEW YORK	212 - 727-3720	BR4918061	10:20 AM
4262	04262	7 MAIN ROAD NORTH	PO BOX 664	HAMPDEN	ME	04444-0664	PENOBSCOT	207 - 862-4900	BR4764735	9:30 AM
4263	04263	525 WEST 21ST STREET		NORFOLK	VA	23517-1985	NORFOLK CITY	757 - 625-6073	BR5149023	1:00 PM
4265	04265	20800 GREAT FALLS PLAZA		STERLING	VA	20165-2464	LOUDOUN	703 - 421-4020	BR5108887	7:44 AM
4266	04266	7843 WEST VERNOR HIGHWAY		DETROIT	MI	48209-1517	WAYNE	313 - 554-4491	BR5427667	10:57 AM
4267	04267	1091 OGDEN AVENUE		BRONX	NY	10452-4601	BRONX	718 - 293-5271	BR5219008	10:50 AM
4268	04268	3986 JOHN R ROAD		TROY	MI	48083-5688	OAKLAND	248 - 524-6480	BR5062699	12:09 PM
4269	04269	6201-23 FOURTH AVENUE		BROOKLYN	NY	11220-4615	KINGS	718 - 567-9476	BR4762806	11:55 AM
4270	04270	66711 GRATIOT AVENUE		RICHMOND	MI	48062-1909	MACOMB	586 - 727-9715	BR5065001	12:48 PM
4271	04271	1040 ST. JOHN’S PLACE		BROOKLYN	NY	11213-2533	KINGS	718 - 953-7150	BR4874574	10:50 AM
4272	04272	1024 NORTH AVENUE		BURLINGTON	VT	05401-2753	CHITTENDEN	802 - 865-7822	BR5177224	1:30 PM
4273	04273	720 CENTRAL STREET		MILLINOCKET	ME	04462-1800	PENOBSCOT	207 - 723-9850	BR5146902	11:30 AM
4274	04274	90-01 SUTPHIN BLVD.		JAMAICA	NY	11435-3631	QUEENS	718 - 526-3824	BR5705605	11:35 AM
4276	04276	939 US 31 SOUTH		TRAVERSE CITY	MI	49684-8019	GRAND TRAVERSE	231 - 943-9288	BR5078793	10:47 AM
4277	04277	115-10 MERRICK BLVD.		JAMAICA	NY	11434-1852	QUEENS	718 - 297-8350	BR4769557	10:45 AM
4278	04278	16207 DETROIT AVENUE		LAKEWOOD	OH	44107-3784	CUYAHOGA	216 - 521-8826	BR5108053	2:04 PM
4279	04279	15596 WEST HIGH STREET		MIDDLEFIELD	OH	44062-9292	GEAUGA	440 - 632-5201	BR4776665	9:51 AM
4280	04280	325 WEST BROAD STREET		NEWTON FALLS	OH	44444-1712	TRUMBULL	330 - 872-4442	BR4808462	10:30 AM
4282	04282	92 SOUTH STREET		CONCORD	NH	03301-2826	MERRIMACK	603 - 228-8400	BR5025146	10:00 AM
4284	04284	3601 WALNUT STREET		HARRISBURG	PA	17109-2526	DAUPHIN	717 - 545-8183	BR4723436	10:30 AM

4286	04286	PO BOX 370	“VILLAGE SQ PLZ, RT 34”	SHERMANS DALE	PA	17090-0370	PERRY	717 - 582-7781	BR4723450	10:50 AM
4287	04287	360 EAST MAIN STREET		MIDDLETOWN	PA	17057-2232	DAUPHIN	717 - 944-0262	BR4723462	9:00 AM
4288	04288	3773 PETERS MOUNTAIN RD.		HALIFAX	PA	17032-9045	DAUPHIN	717 - 896-9084	BR4723474	11:40 AM
4289	04289	CLOISTER SHOPPING CENTER	108 NORTH READING ROAD	EPHRATA	PA	17522-1668	LANCASTER	717 - 733-2394	BR4723486	1:30 PM
4290	04290	137 RAILROAD STREET		TAMAQUA	PA	18252-1330	SCHUYLKILL	570 - 668-1686	BR4723638	11:05 AM
4292	04292	48-50 SOUTH OAK STREET		MT. CARMEL	PA	17851-2156	NORTHUMBERLAND	570 - 339-3721	BR4723498	11:20 AM
4293	04293	PO BOX 157	5 FRIENDLY DRIVE	DUNCANNON	PA	17020-0157	PERRY	717 - 834-6303	BR4723501	11:15 AM
4294	04294	4159 WHITE PLAINS ROAD		BRONX	NY	10466-3021	BRONX	718 - 405-1394	BR4990811	10:30 AM
4295	04295	250 WEST CHASE STREET		BALTIMORE	MD	21202-3808	BALTIMORE	410 - 752-4473	BR5202546	6:35 AM
4296	04296	“1403 WOOSTER ROAD, WEST”		BARBERTON	OH	44203-7374	SUMMIT	330 - 706-1004	BR5010258	10:27 AM
4297	04297	1900 GRANT BOULEVARD		SYRACUSE	NY	13208-3022	ONONDAGA	315 - 422-1851	BR5663287	1:00 PM
4300	04300	47300 PONTIAC TRAIL		WIXOM	MI	48393-2541	OAKLAND	248 - 960-0352	BR5191197	10:36 AM
4301	04301	360 N ML KING JR BLVD		PONTIAC	MI	48342-1712	OAKLAND	248 - 335-0602	AP3049271	12:01 PM
4302	04302	1245 BALDWIN AVENUE		PONTIAC	MI	48340-1909	OAKLAND	248 - 333-7057	AP2780509	12:13 PM
4303	04303	ADAMS SQUARE	597 SOUTH ADAMS ROAD	BIRMINGHAM	MI	48009-6756	OAKLAND	248 - 647-4470	AP3102100	1:29 PM
4304	04304	3415 ELIZABETH LAKE ROAD		WATERFORD	MI	48328-3009	OAKLAND	248 - 682-9400	AP5259468	10:16 AM
4305	04305	2971 MAPLE ROAD		TROY	MI	48084-7032	OAKLAND	248 - 288-4385	AP3053600	1:07 PM
4306	04306	2880 EAST HIGHLAND ROAD		HIGHLAND	MI	48356-2730	OAKLAND	248 - 887-4121	AP3056074	12:34 PM
4307	04307	630 SOUTH LAPEER ROAD		LAKE ORION	MI	48362-2916	OAKLAND	248 - 693-6233	AP3085746	8:46 AM
4309	04309	1895 WEST GENESEE STREET		LAPEER	MI	48446-1798	LAPEER	810 - 664-4578	AP2730287	11:16 AM
4310	04310	5018 CLIO ROAD		FLINT	MI	48504-1809	GENESEE	810 - 787-2232	BP0709519	8:43 AM
4314	04314	CROSS GRAND PLAZA	8701 WEST GRAND RIVER	BRIGHTON	MI	48116-2904	LIVINGSTON	810 - 220-5840	AP4610982	10:25 AM
4315	04315	ROCHESTER HILLS PLAZA	1378 WALTON BOULEVARD	ROCHESTER HILLS	MI	48309-1754	OAKLAND	248 - 652-0900	AP4714261	12:09 PM
4316	04316	PARKWAY PLAZA	37165 GROESBECK HIGHWAY	CLINTON TWP.	MI	48036-2315	OAKLAND	586 - 468-1428	AP4736560	12:54 PM
4317	04317	66998 VAN DYKE ROAD		WASHINGTON	MI	48095-2001	MACOMB	586 - 752-3561	AP4736558	11:45 AM
4318	04318	35250 SOUTH GRATIOT AVENUE		CLINTON TWP.	MI	48035-2843	MACOMB	586 - 791-1550	AP5299169	10:28 AM
4319	04319	KMART PLAZA	12724 SOUTH SAGINAW	GRAND BLANC	MI	48439-1831	GENESEE	810 - 694-2500	AP5476610	1:00 PM
4320	04320	37399 SIX MILE ROAD		LIVONIA	MI	48152-2775	WAYNE	734 - 464-7960	AP5511793	8:39 AM
4321	04321	51037 VAN DYKE AVENUE		SHELBY TOWNSHIP	MI	48316-4438	MACOMB	586 - 739-1100	AP5553993	12:06 PM
4322	04322	32875 FORT STREET		ROCKWOOD	MI	48173-1193	WAYNE	734 - 379-9633	AP5726685	10:28 AM
4323	04323	610 NORTH CEDAR STREET	SUITE A	MASON	MI	48854-1017	INGHAM	517 - 676-4421	AP5766742	10:08 AM
4324	04324	1002 EAST MAIN STREET		OWOSSO	MI	48867-9007	SHIAWASSEE	989 - 723-6756	AP5774458	3:00 PM
4325	04325	M-59 PLAZA	7580 HIGHLAND ROAD	WATERFORD	MI	48327-1404	OAKLAND	248 - 666-2510	AP5791719	1:25 PM
4326	04326	431 WEST LINCOLN AVENUE		IONIA	MI	48846-1103	IONIA	616 - 527-4300	BP3427095	11:02 AM
4327	04327	HAMPTON PLAZA	2051 SOUTH ROCHESTER ROAD	ROCHESTER	MI	48307-3857	OAKLAND	248 - 852-0004	AP5881138	11:29 AM
4330	04330	557 NORTH CEDAR STREET		IMLAY CITY	MI	48444-1165	LAPEER	810 - 724-0576	AP5882546	1:00 PM
4331	04331	507 SOUTH TELEGRAPH ROAD		MONROE	MI	48161-1613	MONROE	734 - 243-6700	AP5912781	10:44 AM
4332	04332	LAKEWOOD SHOPPING CENTER	2039 RAWSONVILLE ROAD	BELLEVILLE	MI	48111-2219	WAYNE	734 - 484-0482	AP6088783	9:30 AM

4333	04333	100 EAST VIENNA ROAD		CLIO	MI	48420-1421	GENESEE	810 - 687-0800	AP6004383	1:00 PM
4334	04334	RIVERVIEW COMMONS	19016 FORT STREET	RIVERVIEW	MI	48192-6701	WAYNE	734 - 479-2010	AP6143591	11:47 AM
4335	04335	TRAFFORD SQUARE	3020 VAN HORN ROAD	TRENTON	MI	48183-4095	WAYNE	734 - 675-6110	AP6143589	12:07 PM
4338	04338	2480 LAPEER ROAD		AUBURN HILLS	MI	48326-1921	OAKLAND	248 - 373-7700	AP6183622	12:28 PM
4339	04339	DODGE PARK PLAZA	35204 DODGE PARK ROAD	STERLING HEIGHTS	MI	48312-3923	MACOMB	586 - 979-3100	AP6249329	10:50 AM
4340	04340	G4033 FENTON ROAD		BURTON	MI	48529-1502	GENESEE	810 - 239-4614	AP7127699	11:54 AM
4343	04343	G-3009 SOUTH DORT HIGHWAY		BURTON	MI	48529-1017	GENESEE	810 - 742-8409	AP7215189	10:45 AM
4345	04345	27401 WEST SIX MILE ROAD		LIVONIA	MI	48152-3834	WAYNE	734 - 762-0627	BR5335232	11:21 AM
4346	04346	5811 TELEGRAPH ROAD		TAYLOR	MI	48180-1214	WAYNE	313 - 291-2697	BP4218904	9:24 AM
4350	04350	3100 EAST MICHIGAN AVENUE		JACKSON	MI	49202-3850	JACKSON	517 - 782-9382	AP7785693	1:00 PM
4351	04351	26020 COOLIDGE HIGHWAY		HUNTINGTON WOODS	MI	48070-1415	OAKLAND	248 - 545-8020	AP7808439	11:49 AM
4352	04352	GREENFIELD PLAZA	22663 GREENFIELD ROAD	SOUTHFIELD	MI	48075-3725	OAKLAND	248 - 557-8350	AP8036180	8:46 AM
4354	04354	33480 SEVEN MILE ROAD		LIVONIA	MI	48152-3002	WAYNE	248 - 474-3330	AP8002658	10:30 AM
4355	04355	17170 HARPER AVENUE		DETROIT	MI	48224-1998	WAYNE	313 - 881-3653	BP3605891	9:55 AM
4357	04357	3880 WILDER ROAD		BAY CITY	MI	48706-2146	BAY	989 - 686-5800	AP8379061	1:00 PM
4358	04358	35101 MICHIGAN AVENUE EAST		WAYNE	MI	48184-1660	WAYNE	734 - 729-7810	AP8395433	10:05 AM
4359	04359	31079 HARPER AVENUE		ST. CLAIR SHORES	MI	48082-1596	MACOMB	586 - 294-6110	AP8643670	9:26 AM
4360	04360	13500 19 MILE ROAD		STERLING HEIGHTS	MI	48313-1980	MACOMB	586 - 323-0286	AP8737136	10:21 AM
4361	04361	50290 GRATIOT AVENUE		CHESTERFIELD	MI	48051-4003	MACOMB	586 - 949-6110	AP8947977	1:00 PM
4362	04362	28659 TELEGRAPH ROAD		FLATROCK	MI	48134-1507	WAYNE	734 - 783-2572	AP8922658	12:51 PM
4363	04363	GAULT VILLAGE	1015 EMERICK STREET	YPSILANTI	MI	48198-6310	WASHTENAW	734 - 482-7430	AP8947991	10:00 AM
4364	04364	4007 PELHAM STREET		DEARBORN HEIGHTS	MI	48125-3100	WAYNE	313 - 565-1500	AP8974289	9:35 AM
4365	04365	1970 SOUTHFIELD ROAD		LINCOLN PARK	MI	48146-2248	WAYNE	313 - 386-6330	AP8971005	9:49 AM
4366	04366	9155 TELEGRAPH ROAD		TAYLOR	MI	48180-2365	WAYNE	313 - 291-6050	AP8992566	2:12 PM
4368	04368	107 KERCHEVAL AVENUE		GROSSE POINTE	MI	48236-3618	WAYNE	313 - 886-5655	AP9157163	9:09 AM
4369	04369	BATTLE CREEK PLAZA	“30 E. COLUMBIA AVE., SUITE A”	BATTLE CREEK	MI	49015-3704	CALHOUN	269 - 965-3237	AP9239105	12:56 PM
4372	04372	640 NORTH MILFORD ROAD		MILFORD	MI	48381-1534	OAKLAND	248 - 676-2916	AP9703085	10:08 AM
4375	04375	LAKESHORE VILLAGE	23201 MARTER ROAD	ST. CLAIR SHORES	MI	48080-2729	MACOMB	586 - 773-1100	AP1064536	11:12 AM
4376	04376	33330 WEST 12 MILE ROAD		FARMINGTON HILLS	MI	48334-3309	OAKLAND	248 - 553-4050	AP1055119	1:52 PM
4377	04377	42931 WOODWARD AVENUE		BLOOMFIELD	MI	48304-5035	OAKLAND	248 - 338-7191	AP1055121	8:48 AM
4378	04378	1341 NORTH WRIGHT AVENUE		ALMA	MI	48801-1134	GRATIOT	989 - 463-6111	AP1069574	12:48 PM
4379	04379	590 NORTH PORT CRESCENT		BAD AXE	MI	48413-1209	HURON	989 - 269-9291	AP1059749	1:00 PM
4380	04380	RENAISSANCE PLAZA	300 WEST CARLETON ROAD	HILLSDALE	MI	49242-1048	HILLSDALE	517 - 437-3373	AP1064548	1:00 PM
4381	04381	3600 TIDEWATER DRIVE		NORFOLK	VA	23509-1436	NORFOLK CITY	757 - 623-2706	BR5202255	1:00 PM
4382	04382	2910 ASHMAN STREET		MIDLAND	MI	48640-4448	MIDLAND	989 - 631-0700	AP1073636	1:00 PM
4384	04384	22942 JOHN R ROAD		HAZEL PARK	MI	48030-1703	OAKLAND	248 - 547-5505	AP1052579	9:59 AM
4385	04385	2003 EAST 12 MILE ROAD		WARREN	MI	48092-5642	MACOMB	586 - 751-3600	AP1055133	9:03 AM
4386	04386	2749 S. INDEPENDENCE BLVD.		VIRGINIA BEACH	VA	23456-6376	VIRGINIA BEACH CITY	757 - 471-3200	BR5381467	7:37 AM

4389	04389	43034 DEQUINDRE ROAD		STERLING HEIGHTS	MI	48314-1722	MACOMB	586 - 254-1021	BP3804639	10:37 AM
4390	04390	12 HOOVER SHOPPING CENTER	11585 EAST 12 MILE ROAD	WARREN	MI	48093-2645	MACOMB	586 - 751-0300	AP1230806	9:37 AM
4391	04391	FRASER SHOPPING CENTER	31340 GROESBECK HIGHWAY	FRASER	MI	48026-3904	MACOMB	586 - 293-3120	AP1230820	1:04 PM
4392	04392	VIRGINIA PARK	8667 ROSA PARKS BOULEVARD	DETROIT	MI	48206-2201	WAYNE	313 - 894-0090	AP1521423	8:54 AM
4393	04393	973 SOUTH WASHINGTON AVENUE		HOLLAND	MI	49423-5228	OTTAWA	616 - 392-5161	AP2195952	10:05 AM
4395	04395	4410 SOUTH DIVISION AVENUE		KENTWOOD	MI	49548-4305	KENT	616 - 532-9241	AP2328866	9:14 AM
4399	04399	5520 DRAKE ROAD		WEST BLOOMFIELD	MI	48322-1259	OAKLAND	248 - 661-0774	BA3397444	11:45 AM
4401	04401	102 STATE ROAD		DOWAGIAC	MI	49047-1041	CASS	269 - 782-2962	BA4250952	10:26 AM
4402	04402	4110 EAST 9 MILE ROAD		WARREN	MI	48091-1192	MACOMB	586 - 756-8070	BP3842641	9:42 AM
4403	04403	2580 LAKE AVENUE		NORTH MUSKEGON	MI	49445-3323	MUSKEGON	231 - 744-8393	BA4250976	1:00 PM
4404	04404	5 SOUTH GROESBECK HIGHWAY		MT. CLEMENS	MI	48043-2107	MACOMB	586 - 468-0978	BA4250940	12:32 PM
4405	04405	SOUTHLAND PLAZA	1200 SOUTH MAIN STREET	ADRIAN	MI	49221-4311	LENAWEE	517 - 263-0603	BA4250988	1:00 PM
4407	04407	CYPRESS PLAZA	1243 U.S. 31 SOUTH	MANISTEE	MI	49660-2220	MANISTEE	231 - 723-9438	BP3996177	11:10 AM
4408	04408	1001 NORTH LEROY STREET		FENTON	MI	48430-2755	GENESEE	810 - 750-1923	BP4064793	12:00 PM
4409	04409	1607 24TH STREET		PORT HURON	MI	48060-4820	ST. CLAIR	810 - 984-5108	BP4250926	10:00 AM
4410	04410	630 WEST MITCHELL STREET		PETOSKEY	MI	49770-2233	EMMET	231 - 347-8282	BP3859571	10:59 AM
4414	04414	19160 GREENFIELD ROAD		DETROIT	MI	48235-2001	WAYNE	313 - 862-2603	BP4199976	9:07 AM
4415	04415	14 FIFTH STREET		WILLIAMSPORT	PA	17701-6201	LYCOMING	570 - 321-9350	BR5189178	1:00 PM
4417	04417	48081 VAN DYKE AVENUE		SHELBY TWP.	MI	48317-3258	MACOMB	586 - 731-4242	BP4001359	12:16 PM
4419	04419	1529 FREEPORT ROAD		NATRONA HEIGHTS	PA	15065-1314	ALLEGHENY	724 - 226-4725	BR5099571	10:37 AM
4420	04420	1002 EAST GRAND RIVER AVE.		HOWELL	MI	48843-1718	LIVINGSTON	517 - 546-8701	BR4769658	9:30 AM
4421	04421	BRUCKNER PLAZA	1998 BRUCKNER BOULEVARD	BRONX	NY	10473-2500	BRONX	718 - 239-4428	BR6128412	10:40 AM
4423	04423	NORTHTOWN SHOPPING CENTER	“3500 PLAINFIELD AVE., N.E.”	GRAND RAPIDS	MI	49525-2790	KENT	616 - 364-7036	AP2620171	11:20 AM
4424	04424	JACKSON PLAZA	1089 NORTH WISNER STREET	JACKSON	MI	49202-3143	JACKSON	517 - 782-0574	AP2876867	12:03 PM
4426	04426	25996 GRATIOT AVENUE		ROSEVILLE	MI	48066-4436	MACOMB	586 - 774-1070	AP2957124	1:49 PM
4428	04428	186-16 UNION TURNPIKE		FLUSHING	NY	11366-1734	QUEENS	718 - 264-0319	BR5026201	12:05 PM
4429	04429	“6791 CASCADE ROAD, S.E.”		CASCADE	MI	49546-6849	KENT	616 - 285-4710	BP4046858	11:03 AM
4431	04431	4562 WEST HOUGHTON LAKE DRIVE		HOUGHTON LAKE	MI	48629-9005	ROSCOMMON	989 - 366-9212	BP4001361	10:20 AM
4432	04432	35584 GRAND RIVER AVENUE		FARMINGTON HILLS	MI	48335-3123	OAKLAND	248 - 474-1717	BP4018924	11:53 AM
4433	04433	13240 EAST JEFFERSON AVENUE		DETROIT	MI	48215-2704	WAYNE	313 - 331-3343	BA3817612	9:40 AM
4436	04436	5016 GREENFIELD ROAD		DEARBORN	MI	48126-2845	WAYNE	313 - 581-0410	BR4762046	11:32 AM
4438	04438	3717 FENTON ROAD		FLINT	MI	48507-1554	GENESEE	810 - 232-5118	AC2920379	11:30 AM
4439	04439	841 SOUTH STATE ROAD		DAVISON	MI	48423-1751	GENESEE	810 - 653-7485	AC2920266	9:15 AM
4440	04440	SWARTZ CREEK PLAZA	9110 MILLER ROAD	SWARTZ CREEK	MI	48473-1146	GENESEE	810 - 635-4481	AC2920278	10:12 AM
4441	04441	11609 SOUTH SAGINAW STREET		GRAND BLANC	MI	48439-1354	GENESEE	810 - 694-4983	AC2920280	1:00 PM

4442	04442	4515 CORUNNA ROAD		FLINT	MI	48532-4320	GENESEE	810 - 732-7011	AC2920292	12:15 PM
4443	04443	HAMADY BROS. PLAZA	1561C EAST PIERSON	FLUSHING	MI	48433-1886	GENESEE	810 - 659-2940	AC2920305	12:53 PM
4445	04445	15411 SOUTHFIELD ROAD		ALLEN PARK	MI	48101-2681	WAYNE	313 - 386-8604	BP4183149	9:42 AM
4446	04446	PO BOX 328	8169 SOUTH STATE ROAD	GOODRICH	MI	48438-0502	GENESEE	810 - 636-2281	AC2920343	11:00 AM
4447	04447	4515 MOUNT MORRIS ROAD		GENESEE	MI	48437-9999	GENESEE	810 - 640-2110	AC2920355	11:30 AM
4452	04452	BLOOMFIELD COMMONS	3669 WEST MAPLE	BLOOMFIELD HILLS	MI	48301-3376	OAKLAND	248 - 647-4900	AP3013707	9:11 AM
4455	04455	625 NORTH STATE STREET		CARO	MI	48723-1543	TUSCOLA	989 - 673-6852	BP0157417	2:30 PM
4457	04457	110 EAST BROADWAY STREET		FULTON	NY	13069-2332	OSWEGO	315 - 598-2380	BR5185992	1:00 PM
4460	04460	37355 8 MILE ROAD		LIVONIA	MI	48152-1148	WAYNE	248 - 474-8657	BR5555769	9:08 AM
4462	04462	NORTON SHORES	730 SEMINOLE ROAD	MUSKEGON	MI	49441-4722	MUSKEGON	231 - 780-4706	BP0374746	10:35 AM
4463	04463	316 WEST NEPESSING STREET		LAPEER	MI	48446-2149	LAPEER	810 - 664-3421	BP0391401	11:20 AM
4464	04464	14101 WOODWARD AVENUE		HIGHLAND PARK	MI	48203-2930	WAYNE	313 - 869-4600	BP3842665	11:09 AM
4466	04466	29447 FORD ROAD		GARDEN CITY	MI	48135-2319	WAYNE	734 - 525-3246	BP0519263	11:55 AM
4467	04467	2990 WEST 12 MILE ROAD		BERKLEY	MI	48072-1414	OAKLAND	248 - 541-0158	BP3942681	12:19 PM
4468	04468	3425 LIBRARY ROAD		CASTLE SHANNON	PA	15234-2634	ALLEGHENY	412 - 885-2408	BR5096842	10:29 AM
4469	04469	1892-4 3RD AVENUE		MANHATTAN	NY	10029-4901	NEW YORK	212 - 534-2192	BR4766513	1:50 PM
4471	04471	FENTON HILL SHOPPING CENTER	5546 FENTON ROAD	FLINT	MI	48507-4031	GENESEE	810 - 232-4111	BP0709521	1:00 PM
4472	04472	5003 SOUTH WESTNEDGE AVENUE		PORTAGE	MI	49004-3071	KALAMAZOO	269 - 226-8777	BP4324303	10:30 AM
4476	04476	4350 DIXIE HIGHWAY		WATERFORD	MI	48329-3511	OAKLAND	248 - 674-0466	BP0743535	2:07 PM
4477	04477	3000 ORCHARD LAKE ROAD		KEEGO HARBOR	MI	48320-1244	OAKLAND	248 - 681-1965	BP0743547	10:03 AM
4478	04478	700 N. PONTIAC TRAIL		WALLED LAKE	MI	48390-3445	OAKLAND	248 - 926-1580	BR4723094	10:45 AM
4482	04482	EDGEMONT SHOPPING CENTER	3700 WEST SAGINAW STREET	LANSING	MI	48917-2209	INGHAM	517 - 321-7746	BP0814651	1:00 PM
4485	04485	HARBORTOWN	3456 EAST JEFFERSON AVENUE	DETROIT	MI	48207-4200	WAYNE	313 - 259-6520	BP1016218	9:54 AM
4487	04487	COMMERCE TOWN CENTER	3050 UNION LAKE ROAD	COMMERCE TOWNSHIP	MI	48382-4838	OAKLAND	248 - 363-4392	AP8218441	12:00 PM
4488	04488	1218 NORTH STATE STREET		GLADWIN	MI	48624-1244	GLADWIN	989 - 426-1170	BP1307594	12:20 PM
4489	04489	TOWN CENTER	9215 JOSEPH CAMPAU STREET	HAMTRAMCK	MI	48212-3730	WAYNE	313 - 873-5200	BP0447169	11:30 AM
4490	04490	EAST BROOK COMMONS	22621 GRATIOT AVENUE	EASTPOINTE	MI	48021-2300	MACOMB	586 - 772-6699	BP1598765	9:27 AM
4492	04492	1026 NORTH MAIN STREET		ROYAL OAK	MI	48067-1317	OAKLAND	248 - 546-4620	BP0748915	10:25 AM
4493	04493	7630 WYOMING STREET		DEARBORN	MI	48126-1621	WAYNE	313 - 935-1907	BR4796643	12:26 PM
4495	04495	1201A SOUTH DIVISION STREET		TRAVERSE CITY	MI	49684-4426	GRAND TRAVERSE	231 - 929-0526	BP2179150	9:49 AM
4498	04498	13939 LIVERNOIS AVENUE		DETROIT	MI	48238-2519	WAYNE	313 - 934-0150	BP2334895	11:01 AM
4499	04499	57-16 99TH STREET		FLUSHING (ELMHURST)	NY	11368-3741	QUEENS	718 - 592-0738	BR4766537	10:30 AM
4500	04500	25100 HARPER AVENUE		ST. CLAIR SHORES	MI	48081-2207	MACOMB	586 - 445-8181	BP3842677	11:30 AM
4502	04502	211 WEST LAKE STREET		TAWAS CITY	MI	48763-9305	IOSCO	989 - 362-3439	AG2748436	1:00 PM
4503	04503	501 EAST HOUGHTON AVENUE		WEST BRANCH	MI	48661-1131	OGEMAW	989 - 345-0080	AG2772045	10:22 AM
4504	04504	2838 EAST COURT STREET		FLINT	MI	48506-4015	GENESEE	810 - 767-3059	BP3397432	12:43 PM

4505	04505	117 NORTH MISSION STREET		MT PLEASANT	MI	48858-1819	ISABELLA	989 - 772-7677	AG2738928	11:05 AM
4506	04506	720 SOUTH MITCHELL STREET		CADILLAC	MI	49601-2512	WEXFORD	231 - 775-3423	AG3080114	8:05 AM
4507	04507	309 NORTH MAIN STREET		FRANKENMUTH	MI	48734-1113	SAGINAW	989 - 652-2613	AP2387416	11:01 AM
4508	04508	GREEN ACRES PLAZA	4680 STATE STREET	SAGINAW	MI	48603-3805	SAGINAW	989 - 792-3451	AA3066164	12:32 PM
4509	04509	SOMERSET SHOPPING CENTER	353 US HIGHWAY 202/206	BRIDGEWATER	NJ	08807-2442	SOMERSET	908 - 722-8123	BR4817043	12:30 PM
4510	04510	WESTGATE SHOPPING CENTER	2603 JACKSON AVENUE	ANN ARBOR	MI	48103-3820	WASHTENAW	734 - 663-1362	AA3066102	11:21 AM
4511	04511	NORTHWOOD SHOPPING CENTER	30903 WOODWARD AVENUE	ROYAL OAK	MI	48073-0923	WASHTENAW	248 - 288-6570	AA3066188	12:08 PM
4512	04512	GRANDLAND SHOPPING CENTER	18600 FENKELL STREET	DETROIT	MI	48223-2315	WAYNE	313 - 837-2340	AA3066190	8:23 AM
4514	04514	LINCOLN SHOPPING CENTER	26118 GREENFIELD ROAD	OAK PARK	MI	48237-1001	OAKLAND	248 - 968-8778	AA3066215	11:15 AM
4515	04515	BLOOMFIELD SQUARE	3251 SOUTH BOULEVARD	AUBURN HILLS	MI	48326-3635	OAKLAND	248 - 852-5977	AA3066227	9:49 AM
4517	04517	29250 JOY ROAD		LIVONIA	MI	48150-2399	WAYNE	734 - 261-6171	AA3066241	10:51 AM
4519	04519	GEORGETOWN MALL	2564 PACKARD ROAD	ANN ARBOR	MI	48104-6832	WASHTENAW	734 - 971-1013	AA3066114	11:42 AM
4520	04520	5650 SCHAEFER ROAD		DEARBORN	MI	48126-2253	WAYNE	313 - 581-3280	AA3066277	11:58 AM
4521	04521	37980 ANN ARBOR ROAD		LIVONIA	MI	48150-3431	WAYNE	734 - 464-2440	AA3066289	9:45 AM
4523	04523	SHELDON CENTER	33251 PLYMOUTH ROAD	LIVONIA	MI	48150-1738	WAYNE	734 - 425-9721	AA3066304	10:02 AM
4526	04526	BELMONT SHOPPING CENTER	1900 EAST 8 MILE ROAD	DETROIT	MI	48234-1081	WAYNE	313 - 892-4600	AA3066330	12:38 PM
4528	04528	NORTH HILLS CENTER	1451 NORTH MAIN STREET	ROCHESTER	MI	48307-1122	OAKLAND	248 - 651-1614	AA3066354	12:09 PM
4530	04530	PLYMOUTH MALL	2781 PLYMOUTH ROAD	ANN ARBOR	MI	48105-2427	WASHTENAW	734 - 761-6404	AA3066126	12:13 PM
4532	04532	2140 STATE AVENUE		ALPENA	MI	49707-4542	ALPENA	989 - 354-4630	AA1761217	1:00 PM
4533	04533	8934 WOODYARD ROAD		CLINTON	MD	20735-4241	PRINCE GEORGE’S	301 - 868-2000	BR4840698	11:03 AM
4534	04534	NOVI 10 SHOPPING CENTER	41820 TEN MILE ROAD	NOVI	MI	48375-3386	OAKLAND	248 - 349-6150	AA3066265	9:03 AM
4537	04537	36485 GARFIELD ROAD		CLINTON TWP.	MI	48035-1132	MACOMB	586 - 791-0738	AA3066291	10:33 AM
4539	04539	SPRING ARBOR SHOPPING CENTER	1733 SPRING ARBOR ROAD	JACKSON	MI	49203-2701	JACKSON	517 - 789-6630	BP0175174	1:00 PM
4543	04543	22521 MICHIGAN AVENUE		DEARBORN	MI	48124-2122	WAYNE	313 - 278-1515	BP2300907	1:19 PM
4545	04545	1998 BIDDLE AVENUE		WYANDOTTE	MI	48192-3907	WAYNE	734 - 285-4100	BP2300882	11:30 AM
4546	04546	CLAWSON SHOPPING CENTER	1075 WEST 14 MILE ROAD	CLAWSON	MI	48017-1407	OAKLAND	248 - 435-2410	BP2300870	12:38 PM
4548	04548	25922 MIDDLEBELT ROAD		FARMINGTON	MI	48336-1447	OAKLAND	248 - 477-4740	BP2300868	12:25 PM
4550	04550	37681 FIVE MILE ROAD		LIVONIA	MI	48154-1543	WAYNE	734 - 464-9393	BP2300856	10:17 AM
4552	04552	2 WHITNEY AVENUE		FLORAL PARK	NY	11001-1519	NASSAU	516 - 327-8976	BR5108180	12:30 PM
4553	04553	2 WEST MAIN STREET		CLAXTON	GA	30417-1752	EVANS	912 - 739-0406	BR5562839	1:00 PM
4554	04554	6731 WOODLAND AVENUE		PHILADELPHIA	PA	19142-1602	PHILADELPHIA	215 - 724-9677	BR5218854	12:45 PM
4555	04555	88 FEATHERBED LANE		BRONX	NY	10452-1601	BRONX	718 - 901-3811	BR4942339	10:10 AM
4557	04557	340 BLUE RIDGE STREET	PO BOX 1459	BLAIRSVILLE	GA	30514-1459	UNION	706 - 745-6954	BR6699372	1:00 PM
4559	04559	1710 GRATIOT BOULEVARD		MARYSVILLE	MI	48040-1282	ST. CLAIR	810 - 364-6200	BP2322802	11:19 AM
4563	04563	871 SOUTH MAIN STREET		LAPEER	MI	48446-3004	LAPEER	810 - 664-4241	BP2322840	11:35 AM
4564	04564	531 WEST GENESEE AVENUE		SAGINAW	MI	48602-5515	SAGINAW	989 - 753-2447	BP2322852	11:59 AM
4565	04565	2532-54 86TH STREET		BROOKLYN	NY	11214-4439	KINGS	718 - 946-6490	BR5728968	9:30 AM
4567	04567	936 EAST LUDINGTON AVE.		LUDINGTON	MI	49431-2438	MASON	231 - 845-7332	BP2322890	10:15 AM
4570	04570	55-08 METROPOLITAN AVENUE		RIDGEWOOD	NY	11385-1221	KINGS	718 - 418-3841	BR4918097	9:00 AM
4571	04571	SATTLER SQUARE	710 PERRY AVENUE	BIG RAPIDS	MI	49307-2200	MECOSTA	231 - 796-3586	BP2322927	1:00 PM

4572	04572	5032 SOUTH CEDAR STREET		LANSING	MI	48910-5479	INGHAM	517 - 394-2260	BP2322939	10:01 AM
4573	04573	3537 HIGHWAY 84		BLACKSHEAR	GA	31516-1859	PIERCE	912 - 449-0811	BR5026427	10:12 AM
4574	04574	2910 PINE GROVE AVENUE		PORT HURON	MI	48060-1976	ST. CLAIR	810 - 987-3663	BP2322953	11:26 AM
4575	04575	1000 KEY PARKWAY		FREDERICK	MD	21702-4056	FREDERICK	301 - 624-0000	BR5800431	7:26 AM
4577	04577	109 NORTH WHITTEMORE STREET		ST. JOHNS	MI	48879-1649	CLINTON	989 - 224-2313	BP2322989	11:20 AM
4579	04579	1025 ASHMUN STREET		SAULT ST. MARIE	MI	49783-2707	CHIPPEWA	906 - 632-6874	BP2323006	10:38 AM
4580	04580	4580 LIBERTY AVENUE		VERMILION	OH	44089-1912	LORAIN	440 - 967-2018	BR5259379	12:57 PM
4581	04581	29-31 MAIN STREET		MONTPELIER	VT	05602-2952	WASHINGTON	802 - 223-4787	BR5225087	11:00 AM
4583	04583	21588 ECORSE ROAD		TAYLOR	MI	48180-1854	WAYNE	313 - 382-9900	BP2763503	2:27 PM
4585	04585	BRECKERIDGE SQUARE	46856 HAYES ROAD	MACOMB TWP.	MI	48044-4730	MACOMB	586 - 247-6777	BP3022528	9:33 AM
4586	04586	511 SOUTH GARFIELD AVENUE		TRAVERSE CITY	MI	49684-3423	GRAND TRAVERSE	231 - 941-5332	BP4135554	10:34 AM
4587	04587	1936 VAN VRANKEN AVENUE		SCHENECTADY	NY	12308-1629	SCHENECTADY	518 - 372-3306	BR4835712	12:05 PM
4588	04588	3521 CORUNNA ROAD		FLINT	MI	48503-3267	GENESEE	810 - 235-6363	BP2605852	10:42 AM
4590	04590	“2027 EASTERN AVENUE, S.E.”		GRAND RAPIDS	MI	49507-3234	KENT	616 - 247-0440	BP2850623	1:00 PM
4591	04591	22315 MOROSS ROAD		DETROIT	MI	48236-2116	WAYNE	313 - 885-1401	BP2957338	7:43 AM
4592	04592	5789 ORTONVILLE ROAD		CLARKSTON	MI	48346-2959	OAKLAND	248 - 625-5271	BP3051327	11:39 AM
4594	04594	MCLAREN MEDICAL CENTER	2420 OWEN ROAD	FENTON	MI	48430-1769	GENESEE	810 - 750-1497	BP3635123	1:00 PM
4595	04595	4612 WOODWARD AVENUE		DETROIT	MI	48201-1826	WAYNE	313 - 832-3247	BR6171223	9:31 AM
4597	04597	1411 EAST WEST HIGHWAY		SILVER SPRING	MD	20910-2836	MONTGOMERY	301 - 563-6935	BR5539157	8:27 AM
4599	04599	SHOPTOWN CENTER	1589 HASLETT ROAD	HASLETT	MI	48840-8424	INGHAM	517 - 339-5832	BR4872493	1:00 PM
4600	04600	715 SOUTH MAIN STREET		EATON RAPIDS	MI	48827-1427	EATON	517 - 663-8430	BR5370577	1:00 PM
4601	04601	100 WARWICK ROAD		STRATFORD	NJ	08084-1624	CAMDEN	856 - 784-2999	BR4910332	10:40 AM
4603	04603	496 HIGHWAY 84 EAST		CAIRO	GA	31728-1647	GRADY	229 - 377-7644	BR5538763	9:58 AM
4604	04604	352 EAST 149TH STREET		BRONX	NY	10455-3901	BRONX	718 - 292-0043	BR5751070	10:10 AM
4605	04605	4205 EAST MARKET STREET		WARREN	OH	44484-2246	TRUMBULL	330 - 856-1794	BR5183784	12:59 PM
4606	04606	130 SOUTH EUFAULA AVENUE		EUFAULA	AL	36027-2026	BARBOUR	334 - 687-7144	BR5607405	2:08 PM
4607	04607	4389 WHITE PLAINS ROAD		BRONX	NY	10466-1414	BRONX	718 - 324-5386	BR5218878	10:50 AM
4609	04609	2447 GEORGE WASHINGTON MEM HWY		HAYES	VA	23072-3500	GLOUCESTER	804 - 642-8747	BR5187566	1:23 PM
4610	04610	89-10 JAMAICA AVENUE		WOODHAVEN	NY	11421-2040	QUEENS	718 - 849-7777	BR5376872	12:25 PM
4611	04611	5040 CITY LINE AVENUE		PHILADELPHIA	PA	19131-1441	PHILADELPHIA	215 - 877-2116	BR5639894	11:20 AM
4612	04612	77 MALLETT DRIVE		TOPSHAM	ME	04086-1313	SAGADAHOC	207 - 729-0806	BR5188025	9:52 AM
4613	04613	2324 FLATBUSH AVENUE		BROOKLYN	NY	11234-4518	KINGS	718 - 951-6869	BR5480378	2:20 PM
4616	04616	208 EAST CENTRAL AVENUE		TITUSVILLE	PA	16354-1845	CRAWFORD	814 - 827-7083	BR5227346	12:51 PM
4617	04617	101 ASBURY STREET		TALLADEGA	AL	35160-2570	TALLADEGA	256 - 362-9540	BR5611719	8:05 AM
4618	04618	4232 BAYCHESTER AVENUE		BRONX	NY	10466-2124	BRONX	718 - 325-3100	BR5202560	11:10 AM
4620	04620	744 WOLCOTT ROAD		WOLCOTT	CT	06716-1906	NEW HAVEN	203 - 879-5853	BR5188188	9:13 AM
4621	04621	3201 ACADEMY AVENUE		PORTSMOUTH	VA	23703-3202	PORTSMOUTH CITY	757 - 483-9443	BR5208752	4:55 AM
4623	04623	6711 RICHMOND HIGHWAY		ALEXANDRIA	VA	22306-6712	FAIRFAX	703 - 768-7233	BR5409126	10:34 AM
4624	04624	92 LEONARDVILLE ROAD		BELFORD	NJ	07718-1144	MONMOUTH	732 - 471-9044	BR6121595	12:35 PM
4626	04626	MID CITY SHOPPING CENTER	1250 BARDSTOWN ROAD	LOUISVILLE	KY	40204-1333	JEFFERSON	502 - 451-8833	BR4920319	11:00 AM
4627	04627	8517 TERRY ROAD		LOUISVILLE	KY	40258-1751	JEFFERSON	502 - 935-6230	BR4920321	12:00 PM

4629	04629	409 WEST OAK STREET		LOUISVILLE	KY	40203-3001	JEFFERSON	502 - 585-4254	BR4920345	9:00 AM
4633	04633	GARDINER LANE CENTER	3012 BARDSTOWN ROAD	LOUISVILLE	KY	40205-3020	JEFFERSON	502 - 458-2647	BR4920383	7:30 AM
4634	04634	3804 BROWNSBORO ROAD		LOUISVILLE	KY	40207-1822	JEFFERSON	502 - 895-5411	BR4920395	12:00 PM
4635	04635	4000 TAYLORSVILLE ROAD		LOUISVILLE	KY	40220-1502	JEFFERSON	502 - 458-2611	BR4920408	12:00 PM
4636	04636	4315 CANE RUN ROAD		LOUISVILLE	KY	40216-4567	JEFFERSON	502 - 447-1998	BR4920410	12:00 PM
4637	04637	7118 SOUTHSIDE DRIVE		LOUISVILLE	KY	40214-3660	JEFFERSON	502 - 364-8054	BR4920422	12:00 PM
4638	04638	5601 BARDSTOWN ROAD		LOUISVILLE	KY	40291-1910	JEFFERSON	502 - 239-6160	BR4920434	1:00 AM
4639	04639	4149 TAYLOR BOULEVARD		LOUISVILLE	KY	40215-2366	JEFFERSON	502 - 375-9977	BR4920446	9:15 AM
4641	04641	408 OLDHAM PLAZA		LA GRANGE	KY	40031-1226	OLDHAM	502 - 222-0322	BR4920460	12:15 PM
4642	04642	4721 DIXIE HIGHWAY		LOUISVILLE	KY	40216-2654	JEFFERSON	502 - 447-6550	BR4920472	12:00 PM
4644	04644	9843 OLD 3RD STREET		LOUISVILLE	KY	40272-2801	JEFFERSON	502 - 933-3766	BR4920496	1:00 AM
4645	04645	SHEPHERDSVILLE SQUARE	445 HIGHWAY 44 EAST	SHEPHERDSVILLE	KY	40165-0215	BULLITT	502 - 543-2355	BR4920509	10:50 AM
4646	04646	9459 WESTPORT ROAD		LOUISVILLE	KY	40241-2219	JEFFERSON	502 - 425-8573	BR4920511	7:30 AM
4647	04647	5615 OUTER LOOP		LOUISVILLE	KY	40219-4153	JEFFERSON	502 - 968-7777	BR4920523	12:00 PM
4648	04648	8651 PRESTON HIGHWAY		LOUISVILLE	KY	40219-5305	JEFFERSON	502 - 969-1309	BR4920535	12:00 PM
4649	04649	COLONIAL MANOR S/C	2614 CHARLESTOWN ROAD	NEW ALBANY	IN	47150-2529	FLOYD	812 - 945-9149	BR4942365	11:50 AM
4652	04652	1470 HIGHWAY 64 NE		NEW SALISBURY	IN	47161-8400	HARRISON	812 - 347-3188	BR4942377	9:30 AM
4653	04653	810 HIGHLANDER POINT DRIVE		FLOYDS KNOBS	IN	47119-9470	FLOYD	812 - 923-8829	BR4942315	12:00 PM
4654	04654	115 HERITAGE SQUARE		SELLERSBURG	IN	47172-1863	CLARK	812 - 246-5405	BR4954841	10:00 AM
4655	04655	1303 US 127 SOUTH SUITE 106		FRANKFORT	KY	40601-4685	FRANKLIN	502 - 875-3425	BR4920547	11:00 AM
4657	04657	1665 EAST TENTH STREET		JEFFERSONVILLE	IN	47130-6276	CLARK	812 - 282-8454	BR4942327	11:40 AM
4659	04659	15181 TELEGRAPH ROAD		REDFORD	MI	48239-3442	WAYNE	313 - 541-3186	BR5370565	1:17 PM
4660	04660	698 MINOT AVENUE		AUBURN	ME	04210-3922	ANDROSCOGGIN	207 - 786-5330	BR5331739	10:00 AM
4664	04664	355 KNICKERBOCKER AVENUE		BROOKLYN	NY	11237-3740	KINGS	718 - 821-2678	BR5219010	11:45 AM
4665	04665	ROUNDWOOD CENTER	12224 TULLAMORE ROAD	TIMONIUM	MD	21093-7816	BALTIMORE	410 - 683-0031	BR5272048	9:20 AM
4666	04666	509 COLLEGE STREET		LAFAYETTE	TN	37083-1706	MACON	615 - 666-3613	BR4918251	12:31 PM
4667	04667	49 WEST FORDHAM ROAD		BRONX	NY	10468-5322	BRONX	718 - 733-3808	BR5048473	1:40 PM
4672	04672	9062 ERIE ROAD		ANGOLA	NY	14006-8824	ERIE	716 - 549-2701	BR5034498	1:00 PM
4674	04674	709 EAST PIERSON ROAD		FLINT	MI	48505-3556	GENESEE	810 - 789-1143	BR5108433	10:34 AM
4676	04676	407 CENTRAL AVENUE		JOHNSTOWN	PA	15902-2502	CAMBRIA	814 - 536-7596	BR4982028	12:34 PM
4678	04678	3812 EAST DAVISON STREET		DETROIT	MI	48212-1702	WAYNE	313 - 368-0761	BR6171211	12:16 PM
4679	04679	2819 CHURCH AVENUE		BROOKLYN	NY	11226-4168	KINGS	718 - 940-3461	BR5646774	2:15 PM
4681	04681	842 STATE STREET		WATERTOWN	NY	13601-2843	JEFFERSON	315 - 788-8768	BR5228716	1:00 PM
4682	04682	100 WILLIAM MARKS DRIVE		MUNHALL	PA	15120-1945	ALLEGHENY	412 - 461-4699	BR5216646	10:10 AM
4683	04683	2709 BROADWAY AVENUE		LORAIN	OH	44052-4835	LORAIN	440 - 244-1950	BR5081423	1:21 PM
4684	04684	825A EAST CHESTNUT STREET		LANCASTER	PA	17602-3127	LANCASTER	717 - 293-8001	BR5404847	10:30 AM
4685	04685	4016 OAKWOOD BOULEVARD		MELVINDALE	MI	48122-1406	WAYNE	313 - 386-8345	BR5256525	11:06 AM
4686	04686	101 REISTERSTOWN ROAD		PIKESVILLE	MD	21208-6102	BALTIMORE	410 - 486-8600	BR5127786	7:47 AM
4687	04687	52 EAST STREET		PLAINVILLE	CT	06062-2309	HARTFORD	860 - 747-5787	BR5071345	7:21 AM
4688	04688	1849 2ND AVENUE		MANHATTAN	NY	10128-3864	NEW YORK	212 - 828-8664	BR5220114	2:00 PM
4689	04689	1055 EAST MAIN STREET		PULASKI	VA	24301-5217	MONTGOMERY	540 - 994-9390	BR5394060	9:18 AM

4690	04690	4123 AVENUE D	(@ E. 42ND ST.)	BROOKLYN	NY	11203-5705	KINGS	718 - 629-2275	BR5124449	10:58 AM
4692	04692	240 S. BATTLEFIELD BOULEVARD S		CHESAPEAKE	VA	23320-3914	CHESAPEAKE CITY	757 - 482-8309	BR5220380	1:00 PM
4693	04693	78-14 LINDEN BOULEVARD		HOWARD BEACH	NY	11414-1022	QUEENS	718 - 296-2581	BR5034501	10:15 AM
4694	04694	19150 WYOMING STREET		DETROIT	MI	48221-3220	WAYNE	313 - 341-9700	BR5101299	9:48 AM
4695	04695	28350 SOUTH RIVER ROAD		MT. CLEMENS	MI	48045-3011	MACOMB	586 - 463-8661	BR5101275	11:02 AM
4696	04696	1 MILL STREET		ORTONVILLE	MI	48462-8606	OAKLAND	248 - 627-2888	BR5101287	11:00 AM
4697	04697	3 SOUTH TELEGRAPH ROAD		PONTIAC	MI	48341-1568	OAKLAND	248 - 338-2665	BR5101251	11:00 AM
4700	04700	15531 GRAND RIVER AVENUE		DETROIT	MI	48227-2222	WAYNE	313 - 272-0202	BR5101249	1:54 PM
4702	04702	26696 RYAN ROAD		WARREN	MI	48091-1144	MACOMB	586 - 755-1200	BR5101302	9:30 AM
4703	04703	37900 VAN DYKE AVENUE		STERLING HEIGHTS	MI	48312-1842	MACOMB	586 - 268-2500	BR5101225	11:24 AM
4705	04705	1212 SUMMIT AVENUE		JERSEY CITY	NJ	07307-3137	HUDSON	201 - 876-0107	BR5640176	8:45 AM
4706	04706	833 N. BATTLEFIELD BLVD.		CHESAPEAKE	VA	23320-4871	CHESAPEAKE CITY	757 - 382-9717	BR5387661	1:00 PM
4707	04707	108 WEST HENDRY STREET		HINESVILLE	GA	31313-3232	LIBERTY	912 - 876-7483	BR5571321	1:00 PM
4708	04708	501 EAST EMMITT AVENUE		WAVERLY	OH	45690-1206	PIKE	740 - 941-3017	BR5513533	10:00 AM
4712	04712	9302 3RD AVENUE		BROOKLYN	NY	11209-6802	KINGS	718 - 491-0442	BR5207368	10:35 AM
4716	04716	615 SOUTH MEADOW STREET		ITHACA	NY	14850-3245	TOMPKINS	607 - 272-6290	BR5565582	1:00 PM
4722	04722	887 STATE ROUTE 11	P.O. BOX 576	CHAMPLAIN	NY	12919-4942	CLINTON	518 - 298-2975	BR5085154	2:12 PM
4726	04726	1914 BAILEY ROAD		CUYAHOGA FALLS	OH	44221-4312	SUMMIT	330 - 922-4466	BR5154442	10:16 AM
4729	04729	9840 MAIN STREET		DAMASCUS	MD	20872-2040	MONTGOMERY	301 - 253-6288	BR5949005	9:00 AM
4730	04730	400 SUFFOLK AVENUE		BRENTWOOD	NY	11717-4207	SUFFOLK	631 - 951-0805	BR5646875	2:15 PM
4731	04731	3114 TEAYS VALLEY ROAD		HURRICANE	WV	25526-1335	PUTNAM	304 - 562-7138	BR5314795	10:30 AM
4733	04733	182 SMITH STREET		BROOKLYN	NY	11201-6409	KINGS	718 - 246-4226	BR5407552	10:35 AM
4735	04735	PO BOX 550	ROUTES 202 AND 17	MANCHESTER	ME	04351-0550	KENNEBEC	207 - 622-6598	BR5373319	10:25 AM
4736	04736	301 NORTH MAIN STREET		FINDLAY	OH	45840-3503	HANCOCK	419 - 420-9485	BR5509712	1:00 PM
4738	04738	1631-43 PITKIN AVENUE		BROOKLYN	NY	11212-5050	KINGS	718 - 498-9530	BR5302930	11:15 AM
4739	04739	2090 ERIAL CLEMENTON ROAD		SICKLERVILLE	NJ	08081-9628	CAMDEN	856 - 566-0584	BR5681184	11:45 AM
4740	04740	1339 EAST GRAND RIVER AVE.		PORTLAND	MI	48875-1629	IONIA	517 - 647-4704	BR5116012	9:33 AM
4741	04741	1631 ELM STREET		MANCHESTER	NH	03101-1218	HILLSBOROUGH	603 - 623-4393	BR5562485	7:40 AM
4743	04743	590 MADISON ROAD		CULPEPER	VA	22701-3322	CULPEPER	540 - 727-0483	BR5654618	6:05 AM
4746	04746	132 NORTH GASTON AVENUE		SOMERVILLE	NJ	08876-2419	SOMERSET	908 - 722-3444	BR5549641	12:00 PM
4748	04748	3875 SALEM AVENUE		DAYTON	OH	45406-1633	MONTGOMERY	937 - 277-1611	BR5511490	9:35 AM
4751	04751	910 SOUTH WALL STREET		CALHOUN	GA	30701-2620	GORDON	706 - 602-8008	BR5639349	11:33 AM
4759	04759	88 WEST STAFFORD ROAD		STAFFORD SPRINGS	CT	06076-1024	TOLLAND	860 - 684-9555	BR5478436	2:00 PM
4761	04761	1124 NORTH BALLENGER HWY.		FLINT	MI	48504-7516	GENESEE	810 - 233-6765	BR5518949	9:25 AM
4762	04762	19 MAIN STREET		OAKLAND	ME	04963-4948	KENNEBEC	207 - 465-2757	BR5336892	8:15 AM
4764	04764	8085 BROADVIEW ROAD		BROADVIEW HEIGHTS	OH	44147-1203	CUYAHOGA	440 - 717-1697	BR6106872	11:07 AM
4765	04765	681 NORTH MAIN STREET		PERRY	MI	48872-9700	SHIAWASSEE	517 - 625-3322	BR5203081	12:00 PM
4766	04766	2853 GROVE AVENUE		LORAIN	OH	44055-2063	LORAIN	440 - 277-6181	BR5206594	1:48 PM
4767	04767	230 SOUTH MAIN STREET		BELLEFONTAINE	OH	43311-1702	LOGAN	937 - 599-2314	BR5509724	11:00 AM
4768	04768	210 POST AVENUE		WESTBURY	NY	11590-3019	NASSAU	516 - 876-0592	BR5699383	11:00 AM

4770	04770	2701 SOUTH CEDAR STREET		LANSING	MI	48910-3028	INGHAM	517 - 272-9190	BR5477054	9:37 AM
4771	04771	8404 MADISON AVENUE		CLEVELAND	OH	44102-2731	CUYAHOGA	216 - 651-9629	BR5418341	9:51 AM
4772	04772	71 PALOMBA DRIVE		ENFIELD	CT	06082-3801	HARTFORD	860 - 749-4184	BR5923885	10:30 AM
4776	04776	1819 WEST 3RD STREET		DAYTON	OH	45417-2536	MONTGOMERY	937 - 268-9175	BR5945425	12:00 PM
4777	04777	150 NORTH 11TH STREET		WYTHEVILLE	VA	24382-2029	WYTHE	276 - 228-0637	BR5353189	10:28 AM
4778	04778	588 MAIN STREET		EAST HAVEN	CT	06512-2001	NEW HAVEN	203 - 469-7648	BR5529384	9:50 AM
4780	04780	1078 NORTH MAIN STREET		MONTICELLO	KY	42633-1902	WAYNE	606 - 348-8478	BR5207205	10:30 AM
4782	04782	783 MANHATTAN AVENUE		BROOKLYN	NY	11222-2710	KINGS	718 - 383-6150	BR5434826	9:55 AM
4783	04783	5100 LIBRARY ROAD		BETHEL PARK	PA	15102-2829	ALLEGHENY	412 - 854-1207	BR5613232	10:16 AM
4784	04784	30500 LAKESHORE BOULEVARD		WILLOWICK	OH	44095-3600	LAKE	440 - 943-2127	BR5396242	12:04 PM
4786	04786	103-131 JACKSON AVENUE		SYOSSET	NY	11791-3609	NASSAU	516 - 921-2811	BR5614157	8:20 AM
4787	04787	855-857 NORTH MAIN STREET		PLEASANTVILLE	NJ	08232-1441	ATLANTIC	609 - 407-6562	BR6051077	2:50 PM
4788	04788	7109 HARVARD AVENUE		CLEVELAND	OH	44105-7306	CUYAHOGA	216 - 441-6937	BR5599519	1:40 PM
4789	04789	324 VIRGINIA BEACH BLVD.		VIRGINIA BEACH	VA	23451-3441	VIRGINIA BEACH CITY	757 - 437-0017	BR5464920	7:53 AM
4790	04790	CO-OP CITY PLAZA	691 CO-OP CITY BOULEVARD	BRONX	NY	10475-1601	BRONX	718 - 862-2847	BR6375718	11:20 AM
4791	04791	2023 LYCOMING CREEK ROAD		WILLIAMSPORT	PA	17701-1206	LYCOMING	570 - 327-9920	BR5255888	1:30 PM
4794	04794	41 CARROLL STREET		PITTSFIELD	NH	03263-3301	MERRIMACK	603 - 435-8353	BR5751258	1:30 PM
4795	04795	1660 INDEPENDENCE BOULEVARD		VIRGINIA BEACH	VA	23455-4044	VIRGINIA BEACH CITY	757 - 318-9305	BR5602481	1:00 PM
4796	04796	13470 CEDAR ROAD		UNIVERSITY HGHTS.	OH	44118-2636	CUYAHOGA	216 - 371-4643	BR5658109	12:22 PM
4798	04798	2155 THIRD AVENUE		MANHATTAN	NY	10035-4707	NEW YORK	212 - 534-9781	BR5815494	10:55 AM
4799	04799	2000 STATE HIGHWAY 35 S		OAKHURST	NJ	07755-2717	MONMOUTH	732 - 695-0961	BR5771301	12:30 PM
4800	04800	10 WEST MAIN STREET		WINCHESTER	NH	03470-3151	CHESHIRE	603 - 239-6000	BR5806510	12:00 PM
4801	04801	31245 8 MILE ROAD		LIVONIA	MI	48152-1608	WAYNE	248 - 426-6248	BR5708221	11:24 AM
4803	04803	85 SARANAC AVENUE		LAKE PLACID	NY	12946-1019	ESSEX	518 - 523-5305	BR5947811	10:20 AM
4804	04804	14686 TELEGRAPH ROAD		TAYLOR	MI	48180-4636	WAYNE	734 - 946-6887	BR5817599	1:22 PM
4805	04805	2463 US ROUTE 9W		RAVENA	NY	12143-2610	ALBANY	518 - 756-6131	BR5399147	11:50 AM
4806	04806	6026 LAPEER ROAD		BURTON	MI	48509-2215	GENESEE	810 - 742-3010	BR5303110	10:00 AM
4809	04809	715 PARK AVENUE		IRONTON	OH	45638-1544	LAWRENCE	740 - 532-5550	BR5393931	1:00 AM
4810	04810	1720 MAIN STREET		CHESTER	MD	21619-2602	QUEEN ANNE’S	410 - 604-2337	BR5446794	6:30 AM
4811	04811	780 HIGH STREET		WADSWORTH	OH	44281-1610	MEDINA	330 - 336-2550	BR5660471	10:45 AM
4812	04812	981 WEST SIDE AVENUE		JERSEY CITY	NJ	07306-6903	HUDSON	201 - 332-0410	BR5712105	10:25 AM
4813	04813	28949 NORTHWESTERN HIGHWAY		SOUTHFIELD	MI	48034-1805	OAKLAND	248 - 353-4604	BR5824429	12:36 PM
4814	04814	222 SOUTH MAIN STREET		ORRVILLE	OH	44667-1910	WAYNE	330 - 683-8711	BR5713739	9:53 AM
4818	04818	4957 CARLISLE PIKE		MECHANICSBURG	PA	17055-3025	CUMBERLAND	717 - 975-0117	BR5642687	1:25 PM
4819	04819	1881 NORTH BLACK HORSE PIKE		WILLIAMSTOWN	NJ	08094-3464	GLOUCESTER	856 - 629-0500	BR5549653	12:00 PM
4820	04820	3210 BOULEVARD		COLONIAL HEIGHTS	VA	23834-1456	CHESTERFIELD	804 - 520-9641	BR5683772	11:46 AM
4821	04821	10 LINCOLN HIGHWAY		EDISON	NJ	08820-3906	MIDDLESEX	732 - 744-0705	BR6146042	1:10 PM
4822	04822	“4635 SOUTH CAPITOL ST., S.W.”		WASHINGTON	DC	20032-2717	“WASHINGTON,D.C.”	202 - 561-0939	BR5752630	8:42 AM

4823	04823	142 CENTRAL AVENUE	CLARK	NJ	07066-1108	UNION	732 - 815-9320	BR6166741	10:15 AM
4824	04824	537-539 EAST 138TH STREET	BRONX	NY	10454-3007	BRONX	718 - 402-5550	BR5705629	10:00 AM
4825	04825	1158 WILMINGTON AVENUE	DAYTON	OH	45420-1662	MONTGOMERY	937 - 252-9894	BR5776503	12:00 PM
4826	04826	815 EAST TREMONT AVENUE	BRONX	NY	10460-4108	BRONX	718 - 731-7848	BR5728956	10:40 AM
4827	04827	9 SUSIE WILSON ROAD	ESSEX JUNCTION	VT	05452-2814	CHITTENDEN	802 - 872-1800	BR5744126	1:00 PM
4828	04828	5055 ALEXIS ROAD	SYLVANIA	OH	43560-2451	LUCAS	419 - 824-5090	BR5717624	1:00 PM
4829	04829	2249 NORTH CANTON CENTER ROAD	CANTON	MI	48187-2906	WAYNE	734 - 844-3598	BR6551510	1:46 PM
4832	04832	1045 WHEELING AVENUE	CAMBRIDGE	OH	43725-2441	GUERNSEY	740 - 432-9301	BR5424178	7:23 AM
4833	04833	35350 23 MILE ROAD	NEW BALTIMORE	MI	48047-4436	MACOMB	586 - 725-3640	BR5678808	8:53 AM
4834	04834	908 STATE STREET	OGDENSBURG	NY	13669-3348	ST. LAWRENCE	315 - 393-1714	BR5552674	1:00 PM
4835	04835	599 MOUNT CLINTON PIKE	HARRISONBURG	VA	22802-2500	HARRISONBURG CITY	540 - 434-4760	BR5722954	7:41 AM
4836	04836	245-14 FRANCIS LEWIS BLVD.	ROSEDALE	NY	11422-2231	QUEENS	718 - 949-7555	BR5705617	10:30 AM
4838	04838	1881 MONROE AVENUE	BRIGHTON	NY	14618-1924	MONROE	585 - 506-9740	BR6604842	1:00 PM
4840	04840	1000 NORTH CHURCH STREET	HAZLETON	PA	18201-9367	LUZERNE	570 - 450-7272	BR5974755	11:50 AM
4841	04841	501 NORTH COALTER ST.	STAUNTON	VA	24401-3402	STAUNTON CITY	540 - 886-2775	BR5738692	1:00 PM
4843	04843	10950 GRATIOT AVENUE	DETROIT	MI	48213-1330	WAYNE	313 - 521-1850	BR5612052	9:17 AM
4845	04845	2410 MERRICK ROAD	BELLMORE	NY	11710-5701	NASSAU	516 - 409-9096	BR4522428	11:00 AM
4846	04846	559-563 FULTON STREET	BROOKLYN	NY	11201-5309	KINGS	718 - 643-3574	BR4522430	9:30 AM
4847	04847	6655 NORTH RIDGE ROAD	MADISON	OH	44057-2639	LAKE	440 - 428-1128	BR5424166	11:04 AM
4848	04848	39-20 BELL BOULEVARD	BAYSIDE	NY	11361-2061	KINGS	718 - 224-2606	BR4522442	11:45 AM
4849	04849	4838 POPLAR LEVEL ROAD	LOUISVILLE	KY	40213-2904	JEFFERSON	502 - 969-1695	BR5860780	12:00 PM
4850	04850	1351 CONEY ISLAND AVENUE	BROOKLYN	NY	11230-4119	KINGS	718 - 951-7407	BR4522466	1:35 PM
4852	04852	71-14 AUSTIN STREET	FOREST HILLS	NY	11375-4721	QUEENS	718 - 575-1012	BR4522478	10:05 AM
4853	04853	941-945 STUYVESANT AVE.	UNION	NJ	07083-6905	UNION	908 - 206-0588	BR6221143	12:15 PM
4855	04855	2007 86TH STREET	BROOKLYN	NY	11214-3203	KINGS	718 - 373-8185	BR4522517	1:15 PM
4856	04856	122-02 LIBERTY AVENUE	RICHMOND HILL	NY	11419-2114	QUEENS	718 - 843-7001	BR4522543	11:50 AM
4858	04858	46-12 GREENPOINT AVENUE	SUNNYSIDE	NY	11104-1708	QUEENS	718 - 392-8474	BR4522567	9:30 AM
4860	04860	713 BRIGHTON BEACH AVENUE	BROOKLYN	NY	11235-6413	KINGS	718 - 891-1331	BR4522593	11:45 AM
4861	04861	50 GREAT NECK ROAD	GREAT NECK	NY	11021-3305	NASSAU	516 - 466-3050	BR4522618	12:20 PM
4862	04862	223 EAST 86TH STREET	MANHATTAN	NY	10028-3004	NEW YORK	212 - 348-4995	BR4522632	1:10 PM
4863	04863	144-29 NORTHERN BOULEVARD	FLUSHING	NY	11354-4230	QUEENS	718 - 886-1515	BR4522644	11:20 AM
4864	04864	168 MONTAGUE STREET	BROOKLYN	NY	11201-3601	KINGS	718 - 522-2991	BR4522656	9:45 AM
4865	04865	40-02 BROADWAY	ASTORIA	NY	11103-4031	QUEENS	718 - 278-2100	BR4522668	12:20 PM
4866	04866	95-14 63RD DRIVE	REGO PARK	NY	11374-2025	KINGS	718 - 896-5084	BR4522670	9:50 AM
4867	04867	1720 KINGS HIGHWAY	BROOKLYN	NY	11229-1208	KINGS	718 - 998-3377	BR4522682	2:10 PM
4868	04868	71-18 KISSENA BOULEVARD	FLUSHING	NY	11367-2720	KINGS	718 - 793-3400	BR4522694	1:05 PM
4871	04871	4976 DARTMOUTH COLLEGE HIGHWAY	WOODSVILLE	NH	03785-9506	GRAFTON	603 - 747-3300	BR5845536	1:00 PM
4872	04872	5795 PRINCESS ANNE ROAD	VIRGINIA BEACH	VA	23462-3224	VIRGINIA BEACH CITY	757 - 490-0307	BR5879169	1:00 PM

4873	04873	55-60 MYRTLE AVENUE		RIDGEWOOD	NY	11385-3554	KINGS	718 - 456-8555	BR4522719	9:15 AM
4875	04875	600 U.S. ROUTE ONE		SCARBOROUGH	ME	04074-9776	CUMBERLAND	207 - 885-1515	BR6148616	2:15 PM
4876	04876	3823 NOSTRAND AVENUE		BROOKLYN	NY	11235-2012	KINGS	718 - 743-8933	BR4522721	1:40 PM
4877	04877	325 ROUTE 110		HUNTINGTON STATION	NY	11746-4149	SUFFOLK	631 - 271-2525	BR4522745	11:52 AM
4878	04878	8 VETERANS MEMORIAL HIGHWAY		COMMACK	NY	11725-3409	SUFFOLK	631 - 499-0505	BR4522757	10:30 AM
4879	04879	108 EAST ROUTE 130 S		BURLINGTON	NJ	08016-2774	BURLINGTON	609 - 387-4998	BR4584620	11:00 AM
4882	04882	880 THIRD AVENUE		MANHATTAN	NY	10022-4730	NEW YORK	212 - 826-0670	BR4522771	12:00 PM
4883	04883	2425 EAST HAGGERTY HIGHWAY		COMMERCE TWP.	MI	48390-1730	OAKLAND	248 - 669-5905	BR5824417	11:26 AM
4885	04885	210-20 AMSTERDAM AVENUE		MANHATTAN	NY	10023-5005	NEW YORK	212 - 787-2903	BR4522822	10:53 AM
4886	04886	7887 26 MILE ROAD		WASHINGTON	MI	48094-3820	MACOMB	586 - 677-3438	BR5591664	11:20 AM
4887	04887	4910 BROADWAY		MANHATTAN	NY	10034-3135	NEW YORK	212 - 569-2512	BR4522846	11:55 AM
4888	04888	5500 LAKESIDE AVENUE		RICHMOND	VA	23228-5719	HENRICO	804 - 261-4855	BR5493995	9:35 AM
4889	04889	2551 BROADWAY		MANHATTAN	NY	10025-6334	NEW YORK	212 - 222-5824	BR4522860	11:50 AM
4893	04893	1950 FULTON STREET		BROOKLYN	NY	11233-3104	KINGS	718 - 493-0854	BR6307347	9:40 AM
4894	04894	605 TITUS AVENUE		ROCHESTER	NY	14617-3918	MONROE	585 - 544-7280	BR6094851	1:00 PM
4896	04896	3395 GREAT NECK ROAD		NORTH AMITYVILLE	NY	11701-1912	SUFFOLK	631 - 841-3091	BR5710214	12:16 PM
4897	04897	25425 VAN DYKE AVENUE		CENTER LINE	MI	48015-1825	MACOMB	586 - 757-6179	BR5791391	12:50 PM
4900	04900	5701 NORTH BROAD STREET		PHILADELPHIA	PA	19141-2307	PHILADELPHIA	215 - 424-7400	BR6434194	2:55 PM
4902	04902	600 NORTH WELLWOOD AVENUE		LINDENHURST	NY	11757-2001	SUFFOLK	631 - 226-1805	BR6293966	12:00 PM
4909	04909	12154 BRITTINGHAM LANE		PRINCESS ANNE	MD	21853-2212	SOMERSET	410 - 651-1133	BR6275401	11:30 AM
4910	04910	10 MASON-DIXON ANX		SELBYVILLE	DE	19944-9363	SUSSEX	302 - 436-9226	BR6237110	10:38 AM
4912	04912	842 SOUTH 5TH AVENUE		DENTON	MD	21629-1398	CAROLINE	410 - 479-1771	BR6275413	9:02 AM
4913	04913	444 SAVANNAH ROAD		LEWES	DE	19958-1462	SUSSEX	302 - 645-6243	BR6323199	9:25 AM
4914	04914	1120 SOUTH CENTRAL AVENUE		LAUREL	DE	19956-1418	SUSSEX	302 - 875-7844	BR6237160	11:35 AM
4915	04915	“38650 SUSSEX HIGHWAY, UNIT 2”		DELMAR	DE	19940-3527	SUSSEX	302 - 846-2500	BR6237134	11:39 AM
4916	04916	2 NANTICOKE CROSSING PLAZA		MILLSBORO	DE	19966-9511	SUSSEX	302 - 947-1204	BR6237158	9:54 AM
4917	04917	11070 CATHELL ROAD		BERLIN	MD	21811-9344	WORCESTER	410 - 641-5858	BR6275425	11:27 AM
4918	04918	9 GEORGETOWN PLAZA		GEORGETOWN	DE	19947-2300	SUSSEX	302 - 856-2015	BR6237095	11:29 AM
4919	04919	219 ATLANTIC AVENUE		MILLVILLE	DE	19967-6701	SUSSEX	302 - 539-3334	BR6237172	12:49 PM
4920	04920	1214 NANTICOKE ROAD		SALISBURY	MD	21801-8217	WICOMICO	410 - 543-8180	BR6275437	10:30 AM
4924	04924	17098 SOUTH DUPONT HIGHWAY	2 LIBERTY PLAZA	HARRINGTON	DE	19952-2477	KENT	302 - 398-4420	BR6237122	11:01 AM
4925	04925	HAMLET SHOPPING CENTER	1059 WALKER ROAD	DOVER	DE	19904-6572	KENT	302 - 678-8010	BR6237184	10:12 AM
4926	04926	512 MIDDLETOWN WARWICK ROAD		MIDDLETOWN	DE	19709-8873	NEW CASTLE	302 - 376-7833	BR6237108	10:26 AM
4927	04927	180 LILLEY ROAD		CANTON	MI	48188-1104	WAYNE	734 - 844-0296	BR6052992	12:54 PM
4928	04928	1863 CENTRAL AVENUE		COLONIE	NY	12205-4221	ALBANY	518 - 456-0418	BR6176273	10:15 AM
4932	04932	260 WEST LEHIGH AVENUE #80		PHILADELPHIA	PA	19133-3425	PHILADELPHIA	215 - 425-3784	BR5572020	9:35 AM
4934	04934	79 WASHINGTON STREET		CLAREMONT	NH	03743-2341	SULLIVAN	603 - 542-3700	BR5793357	11:30 AM
4935	04935	249 7TH AVENUE		BROOKLYN	NY	11215-3610	KINGS	718 - 768-9567	BR5646798	12:00 PM
4937	04937	334 WEST PERKINS STREET		SANDUSKY	OH	44870-4804	ERIE	419 - 624-8442	BR5691642	1:00 PM
4938	04938	7972 CASTOR AVENUE		PHILADELPHIA	PA	19152-3224	PHILADELPHIA	215 - 728-4981	BR5895707	12:45 PM

4940	04940	3220 MONROE AVENUE		ROCHESTER	NY	14618-4608	MONROE	585 - 383-1630	BR6248707	1:00 PM
4942	04942	OLNEY SHOPPING CENTER	3446 LAYTONSVILLE ROAD	OLNEY	MD	20832-1734	MONTGOMERY	301 - 260-0469	BR5800417	9:21 AM
4943	04943	402 POINTE TREMBLE ROAD		ALGONAC	MI	48001-1805	ST. CLAIR	810 - 794-4985	BR5618131	9:08 AM
4944	04944	26 MAYVILLE ROAD	PO BOX 190	BETHEL	ME	04217-0190	OXFORD	207 - 824-8085	BR5835472	12:50 PM
4945	04945	35-45 WEST 125TH STREET		MANHATTAN	NY	10027-4512	NEW YORK	212 - 828-1772	BR6210671	12:50 PM
4946	04946	20720 VAN DYKE STREET		WARREN	MI	48089-2944	MACOMB	586 - 759-1869	BR6404610	1:39 PM
4947	04947	100 SOUTH LEAVITT ROAD		AMHERST	OH	44001-1780	LORAIN	440 - 988-5832	BR5909075	12:49 PM
4948	04948	G-4007 SOUTH SAGINAW ST.		BURTON	MI	48529-1617	GENESEE	810 - 742-7002	BR5612040	12:57 PM
4951	04951	1109 BENNS CHURCH ROAD		SMITHFIELD	VA	23430-6064	ISLE OF WIGHT	757 - 356-0083	BR5944865	1:00 PM
4953	04953	3871 CENTER ROAD		BRUNSWICK	OH	44212-3058	MEDINA	330 - 220-7767	BR6104260	12:31 PM
4954	04954	7812 FLATLANDS AVENUE		BROOKLYN	NY	11236-3530	KINGS	718 - 531-5023	BR6489377	3:00 PM
4956	04956	5370 EAST HILL ROAD		GRAND BLANC	MI	48439-8622	GENESEE	810 - 694-4775	BR5675814	1:00 PM
4957	04957	1401 RHODE ISLAND AVENUE		WASHINGTON	DC	20018-3708	“WASHINGTON,D.C.”	202 - 636-3648	BR6048967	8:07 AM
4958	04958	795 NORTH MAIN STREET		MARION	VA	24354-3403	SMYTH	276 - 783-4115	BR6083365	12:08 PM
4960	04960	2470 BEDFORD STREET		JOHNSTOWN	PA	15904-1436	CAMBRIA	814 - 266-5150	BR5727702	12:19 PM
4961	04961	48 ATWOOD ROAD	P.O. BOX 688	PELHAM	NH	03076-3715	HILLSBOROUGH	603 - 635-7996	BR6074669	10:30 AM
4962	04962	123 MORRISTOWN ROAD		BERNARDSVILLE	NJ	07924-2337	SOMERSET	908 - 696-9202	BR6319948	11:30 AM
4963	04963	890 EAST MICHIGAN AVENUE		BATTLE CREEK	MI	49014-6292	CALHOUN	269 - 660-9509	BR5923253	12:38 PM
4964	04964	GRAND CENTRAL TERMINAL	SPACE #MC-10	NEW YORK	NY	10017-5684	NEW YORK	212 - 972-8052	BR6654556	11:30 AM
4965	04965	201 GRACE STREET		PITTSBURGH	PA	15211-1503	ALLEGHENY	412 - 381-1464	BR5721976	12:23 PM
4966	04966	35363 FORD ROAD		WESTLAND	MI	48185-3171	WAYNE	734 - 728-7392	BR5882394	12:37 PM
4967	04967	5651 WHISKEY HILL ROAD		WOLCOTT	NY	14590-9379	WAYNE	315 - 594-2987	BR5693494	1:00 PM
4969	04969	3050 UNION ROAD		ORCHARD PARK	NY	14127-1215	ERIE	716 - 677-4360	BR5899983	1:00 PM
4971	04971	KIPS BAY PLAZA	542-576 SECOND AVENUE	MANHATTAN	NY	10016-6307	NEW YORK	212 - 213-9887	BR6205543	11:40 AM
4973	04973	957 MEMORIAL DRIVE		ST. JOHNSBURY	VT	05819-9238	CALEDONIA	802 - 748-2778	BR5954791	10:30 AM
4975	04975	27175 CENTER RIDGE ROAD		WESTLAKE	OH	44145-4024	CUYAHOGA	440 - 871-7177	BR6044793	9:19 AM
4977	04977	2635 HENRY STREET		MUSKEGON	MI	49441-3507	MUSKEGON	231 - 755-0500	BR5923241	10:51 AM
4979	04979	1036 POST ROAD	ROUTE 1	WELLS	ME	04090-4500	YORK	207 - 646-6894	BR6057435	12:30 PM
4981	04981	3131 HEMPSTEAD TURNPIKE		LEVITTOWN	NY	11756-1318	NASSAU	516 - 731-2990	BR6240941	11:20 AM
4982	04982	1640 HOPKINS ROAD		WILLIAMSVILLE	NY	14221-1752	ERIE	716 - 568-0075	BR5695791	1:00 PM
4983	04983	6130 BALTIMORE AVENUE		RIVERDALE	MD	20737-1905	PRINCE GEORGE’S	301 - 699-5004	BR6061509	7:17 AM
4986	04986	106 SOUTH COLUMBIA STREET		UNION CITY	IN	47390-1434	RANDOLPH	765 - 964-6000	BR6107634	1:15 AM
4987	04987	5036 FERRELL PARKWAY		VIRGINIA BEACH	VA	23464-3981	VIRGINIA BEACH CITY	757 - 495-3088	BR6014536	7:50 AM
4988	04988	9920 BUSTLETON AVENUE		PHILADELPHIA	PA	19115-2149	PHILADELPHIA	215 - 464-1177	BR5727500	12:10 PM
4990	04990	2 KIRBY AVENUE		MOUNTAIN TOP	PA	18707-1213	LUZERNE	570 - 403-1132	BR6122802	1:00 PM
4991	04991	109-07 101ST AVENUE		JAMAICA	NY	11419-1029	QUEENS	718 - 441-9311	BR6637308	12:10 PM
4992	04992	58-01 QUEENS BOULEVARD		WOODSIDE	NY	11377-7752	QUEENS	718 - 779-6431	BR6128400	12:35 PM
4993	04993	46 ALLENSTOWN ROAD		ALLENSTOWN	NH	03275-1809	MERRIMACK	603 - 485-5935	BR5678252	11:45 AM
4995	04995	173 DANBURY ROAD		NEW MILFORD	CT	06776-4309	LITCHFIELD	860 - 354-6313	BR6266440	7:46 AM

4998	04998	87 MAIN STREET		MASSENA	NY	13662-1913	ST. LAWRENCE	315 - 769-3484	BR5815470	1:00 PM
5171	05171	AUBURN NORTH SHOPPING CENTER	1231 AUBURN WAY NORTH	AUBURN	WA	98002-4148	KING	253 - 939-5355	BT5164621	11:54 AM
5172	05172	1509 AUBURN WAY SOUTH		AUBURN	WA	98002-6797	KING	253 - 939-1939	BT5164633	11:31 AM
5175	05175	32015 PACIFIC HWY. SOUTH		FEDERAL WAY	WA	98003-6001	KING	253 - 945-6011	BT5164669	9:48 AM
5176	05176	120 106TH AVENUE NE		BELLEVUE	WA	98004-5910	KING	425 - 454-6513	BT5164671	11:37 AM
5178	05178	3905 FACTORIA MALL SE		BELLEVUE	WA	98006-1264	KING	425 - 644-2925	BT5164708	10:39 AM
5179	05179	EASTGATE PLAZA	15100 S.E. 38TH STREET	BELLEVUE	WA	98006-1763	KING	425 - 746-4028	BT5164722	10:40 AM
5180	05180	“19107 BOTHELL WAY, N.E.”		BOTHELL	WA	98011-2938	KING	425 - 489-1814	BT5164746	10:05 AM
5181	05181	16222 BOTHELL-EVERETT HIGHWAY		MILL CREEK	WA	98012-1520	SNOHOMISH	425 - 741-8649	BT5164758	8:15 AM
5183	05183	22515 HIGHWAY 99		EDMONDS	WA	98020-5841	SNOHOMISH	425 - 670-2667	BT5164784	11:53 AM
5184	05184	CANYON PARK SHOPPING CENTER	“22631 BOTHELL WAY, S.E.”	BOTHELL	WA	98021-8498	KING	425 - 481-8667	BT5164796	9:56 AM
5185	05185	232 ROOSEVELT AVENUE		ENUMCLAW	WA	98022-2989	KING	360 - 825-2558	BT5164823	8:46 AM
5186	05186	TWIN LAKES	2131 S.W. 336TH STREET	FEDERAL WAY	WA	98023-2898	KING	253 - 952-2803	BT5164835	9:12 AM
5187	05187	1065 N.W. GILMAN BLVD.		ISSAQUAH	WA	98027-5304	KING	425 - 392-2865	BT5164859	11:05 AM
5188	05188	PINE LAKE VILLAGE S/C	3066 ISSAQUAH PINE LAKE RD SE	SAMMAMISH	WA	98075-7253	KING	425 - 391-1582	BT5164974	11:48 AM
5189	05189	PANTHER LAKE	“20518 108TH AVE.,SE”	KENT	WA	98031-1542	KING	253 - 854-2999	BT5164986	1:22 PM
5190	05190	OLD ORCHARD SHOPPING CENTER	“24044 104TH AVE., S.E.”	KENT	WA	98031-4976	KING	253 - 854-5343	BT5164998	1:49 PM
5191	05191	WOODMONT PLACE S/C	“26200 PACIFIC HWY.,SOUTH”	KENT	WA	98032-6934	KING	253 - 941-4660	BT5165003	10:56 AM
5192	05192	TOTEM LAKE MALL	12530 TOTEM LAKE BOULEVARD	KIRKLAND	WA	98034-7205	KING	425 - 821-1500	BT5165015	10:38 AM
5193	05193	9820 N.E. 132ND ST.		KIRKLAND	WA	98034-1927	KING	425 - 823-4466	BT5165039	10:27 AM
5194	05194	VAUGHN CENTER	“7500-A 196TH ST.,SW”	LYNNWOOD	WA	98036-5090	SNOHOMISH	425 - 774-6669	BT5165041	10:47 AM
5196	05196	ALDERWOOD PLAZA S/C	“18600-B 33RD AVENUE,WEST”	LYNNWOOD	WA	98037-4715	SNOHOMISH	425 - 771-9427	BT5165065	9:15 AM
5197	05197	MERCER ISLAND S/C	“3023 78TH AVENUE, SE”	MERCER ISLAND	WA	98040-2894	KING	206 - 236-0776	BT5165089	10:58 AM
5198	05198	COVINGTON SQUARE	“17051 S.E. 272ND ST., #24”	KENT	WA	98042-4903	KING	253 - 630-9880	BT5165091	9:03 AM
5199	05199	BEAR CREEK VILLAGE	“17220 REDMOND WAY, N.E.”	REDMOND	WA	98052-4403	KING	425 - 883-1516	BT5165116	9:29 AM
5200	05200	14880 N.E. 24TH ST.		REDMOND	WA	98052-5593	KING	425 - 883-0900	BT5165128	10:03 AM
5201	05201	RENTON VILLAGE S/C	“601 SOUTH GRADY WAY,STE.P”	RENTON	WA	98055-3229	KING	425 - 226-4390	BT5165130	12:15 PM
5202	05202	4613 N.E. SUNSET BLVD.		RENTON	WA	98056-4005	KING	425 - 271-1340	BT5165142	9:35 AM
5203	05203	3116 NE SUNSET BOULEVARD		RENTON	WA	98056-3337	KING	425 - 793-0787	BT5165154	10:22 AM
5204	05204	“3202 132ND STREET, S.E.”		BOTHELL	WA	98012-5624	SNOHOMISH	425 - 379-7105	BT5577195	8:15 AM
5205	05205	WOODINVILLE PLAZA	14035 NE WOODINVILLE-DUVALL	WOODINVILLE	WA	98072-8504	KING	425 - 485-6468	BT5165166	11:03 AM
5206	05206	319 PIKE STREET		SEATTLE	WA	98101-2203	KING	206 - 223-0512	BT5165178	8:28 AM
5207	05207	201 BROADWAY EAST		SEATTLE	WA	98102-5723	KING	206 - 324-7111	BT5165180	9:57 AM
5210	05210	802 THIRD AVENUE		SEATTLE	WA	98104-1602	KING	206 - 623-0577	BT5165217	8:18 AM

5212	05212	1300 MADISON STREET		SEATTLE	WA	98104-1315	KING	206 - 322-9316	BT5165229	9:11 AM
5213	05213	“4535 UNIVERSITY WAY, N.E.”		SEATTLE	WA	98105-4510	KING	206 - 632-3975	BT5165231	12:13 PM
5215	05215	WINSLOW VILLAGE S/C	301 HIGH SCHOOL ROAD NE	BAINBRIDGE ISLAND	WA	98110-1608	KITSAP	206 - 842-4065	BT5165255	12:02 PM
5216	05216	“8500 35TH AVENUE, N.E.”		SEATTLE	WA	98115-3606	KING	206 - 527-8373	BT5165267	12:38 PM
5217	05217	9000 RAINIER AVENUE SOUTH		SEATTLE	WA	98118-5025	KING	206 - 760-1076	BT5165279	11:29 AM
5218	05218	2603 THIRD AVENUE		SEATTLE	WA	98121-1280	KING	206 - 441-8790	BT5165281	9:56 AM
5219	05219	401 NE NORTHGATE WAY SPC 840		SEATTLE	WA	98125-7312	KING	206 - 363-7318	BT5165293	9:21 AM
5220	05220	WESTWOOD TOWN CENTER	“2600 SW BARTON STREET, STE. D	SEATTLE	WA	98126-3948	KING	206 - 938-4253	BT5165306	1:09 PM
5222	05222	“13201 AURORA AVE., N.”		SEATTLE	WA	98133-7508	KING	206 - 364-7676	BT5165320	2:26 PM
5223	05223	“5217 CALIFORNIA AVE., S.W.”		SEATTLE	WA	98136-1209	KING	206 - 937-2191	BT5165332	12:10 PM
5224	05224	RAINIER PLAZA	“2707 RAINIER AVE.,SOUTH”	SEATTLE	WA	98144-5332	KING	206 - 721-5018	BT5165344	10:24 AM
5225	05225	LAKE FOREST PARK TOWNE CENTER	“17171 BOTHELL WAY, NE, STE.15	LAKE FOREST PARK	WA	98155-5534	KING	206 - 363-6364	BT5165356	12:44 PM
5227	05227	110 SW 148TH STREET		BURIEN	WA	98166-1924	KING	206 - 835-0166	BT5165370	12:41 PM
5228	05228	655 NW RICHMOND BEACH ROAD		SHORELINE	WA	98177-3121	KING	206 - 542-9688	BT5165522	8:25 AM
5229	05229	COLLEGE PLAZA	1001 NORTH BROADWAY	EVERETT	WA	98201-1490	SNOHOMISH	425 - 258-4542	BT5165534	1:45 PM
5230	05230	EVERGREEN PLAZA	4920-A EVERGREEN WAY	EVERETT	WA	98203-2827	SNOHOMISH	425 - 252-4109	BT5165546	2:00 PM
5231	05231	SOUTHPOINT PLAZA	10103 EVERGREEN WAY	EVERETT	WA	98204-3860	SNOHOMISH	425 - 347-2180	BT5165558	8:00 AM
5232	05232	LAKE STEVENS MARKETPLACE	“303 91ST AVENUE, NE”	EVERETT	WA	98205-1529	SNOHOMISH	425 - 335-4513	BT5165560	1:30 PM
5234	05234	1517 COMMERCIAL AVE.		ANACORTES	WA	98221-2234	SKAGIT	360 - 293-2119	BT5165584	10:45 AM
5235	05235	17226 SMOKEY POINT BOULEVARD		ARLINGTON	WA	98223-8718	SNOHOMISH	360 - 657-4410	BT5165596	10:00 AM
5236	05236	1400 CORNWALL AVENUE		BELLINGHAM	WA	98225-4520	WHATCOM	360 - 733-1980	BT5165609	8:22 AM
5237	05237	3227 NORTHWEST AVENUE		BELLINGHAM	WA	98225-1317	WHATCOM	360 - 647-2175	BT5165611	9:33 AM
5238	05238	SEHOME VILLAGE	220 36TH STREET	BELLINGHAM	WA	98225-6540	WHATCOM	360 - 734-8254	BT5165623	8:07 AM
5239	05239	SUNSET SQUARE	“1225 EAST SUNSET DR., STE.110	BELLINGHAM	WA	98226-3554	WHATCOM	360 - 671-5041	BT5165635	10:11 AM
5240	05240	MERIDIAN VILLAGE	3922 GUIDE-MERIDIAN AVENUE	BELLINGHAM	WA	98226-5519	WHATCOM	360 - 676-8570	BT5165647	10:59 AM
5241	05241	BLAINE MARKETPLACE	“1733 H STREET, STE.500”	BLAINE	WA	98230-0404	WHATCOM	360 - 332-1616	BT5165659	2:14 PM
5242	05242	8156 GUIDE MERIDIAN RD.		LYNDEN	WA	98264-9421	WHATCOM	360 - 354-4284	BT5165661	2:11 PM
5243	05243	251 MARYSVILLE MALL		MARYSVILLE	WA	98270-5501	SNOHOMISH	360 - 659-0492	BT5165685	11:30 AM
5244	05244	18906 STATE ROUTE 2		MONROE	WA	98272-1415	SNOHOMISH	360 - 794-0943	BT5165697	10:47 AM
5245	05245	SKAGIT VALLEY MALL	242 EAST COLLEGE WAY	MT. VERNON	WA	98273-5432	SKAGIT	360 - 424-7958	BT5165700	12:30 PM
5246	05246	HARBOUR POINTE SHOPPING CENTER	11700 MUKILTEO SPEEDWAY # 500	MUKILTEO	WA	98275-5435	SNOHOMISH	425 - 514-0620	BT5165712	9:37 AM
5247	05247	ISLAND PLAZA S/C	31645 STATE ROUTE 20	OAK HARBOR	WA	98277-3173	ISLAND	360 - 679-3522	BT5165724	10:00 AM
5248	05248	506 CROSSROADS SQUARE		SEDRO WOOLLEY	WA	98284-1055	SKAGIT	360 - 856-2153	BT5165736	9:10 AM
5249	05249	205 PINE STREET		SNOHOMISH	WA	98290-9002	SNOHOMISH	360 - 563-0223	BT5165748	11:23 AM
5250	05250	PO BOX 1679	26817 88TH AVENUE NW	STANWOOD	WA	98292-1679	SNOHOMISH	360 - 629-9519	BT5165762	10:34 AM

5253	05253	4220 WHEATON WAY		BREMERTON	WA	98310-3604	KITSAP	360 - 479-3450	BT5165786	8:43 AM
5254	05254	OYSTER BAY PLAZA	4205 KITSAP WAY	BREMERTON	WA	98312-2498	KITSAP	360 - 479-2415	BT5165798	9:31 AM
5255	05255	HARBOR PLAZA	“4818 POINT FOSDICK DR.,NW”	GIG HARBOR	WA	98335-1711	PIERCE	253 - 851-6939	BT5165801	11:26 AM
5256	05256	900 EAST MERIDIAN		MILTON	WA	98354-7001	PIERCE	253 - 952-2680	BT5165813	9:50 AM
5257	05257	621 SOUTH LINCOLN ST.		PORT ANGELES	WA	98362-6111	CLALLAM	360 - 452-9784	BT5165837	4:13 AM
5258	05258	110 PORT ANGELES PLAZA		PORT ANGELES	WA	98362-4935	CLALLAM	360 - 457-3456	BT5165849	4:15 AM
5260	05260	“3282 BETHEL ROAD, SE”		PORT ORCHARD	WA	98366-5636	KITSAP	360 - 876-0969	BT5165875	10:18 AM
5261	05261	POULSBO VILLAGE	“19475 7TH AVENUE, NE”	POULSBO	WA	98370-7527	KITSAP	360 - 697-2209	BT5165887	11:27 AM
5262	05262	VALLEY PLAZA	1323 EAST MAIN AVENUE	PUYALLUP	WA	98372-3136	PIERCE	253 - 848-3564	BT5165902	10:15 AM
5263	05263	WILLOWS SHOPPING CENTER	“3717 MERIDIAN STREET, SOUTH”	PUYALLUP	WA	98373-3715	PIERCE	253 - 848-1544	BT5165926	11:00 AM
5264	05264	11220 CANYON ROAD EAST		PUYALLUP	WA	98373-4354	PIERCE	253 - 537-3071	BT5159353	12:30 PM
5265	05265	WASHINGTON PLAZA	“680 WEST WASHINGTON ST., #C”	SEQUIM	WA	98382-3264	CLALLAM	360 - 681-0129	BT5159365	10:06 AM
5266	05266	SILVERDALE PLAZA	2860 NW BUCKLIN HILL ROAD	SILVERDALE	WA	98383-9110	KITSAP	360 - 692-3410	BT5159377	10:17 AM
5267	05267	21302 STATE ROUTE 410 EAST		BONNEY LAKE	WA	98390-8468	PIERCE	253 - 862-2822	BT5159389	9:27 AM
5269	05269	1912 NORTH PEARL STREET		TACOMA	WA	98406-2457	PIERCE	253 - 879-0140	BT5159416	12:30 PM
5271	05271	7041 PACIFIC AVENUE		TACOMA	WA	98408-7220	PIERCE	253 - 474-0115	BT5159430	2:18 PM
5272	05272	TACOMA MALL	“4502 S. STEELE ST., #476”	TACOMA	WA	98409-7242	PIERCE	253 - 474-8355	BT5159442	1:54 PM
5274	05274	SPANAWAY VILLAGE S/C	15801 PACIFIC AVENUE	TACOMA	WA	98444-6904	PIERCE	253 - 531-7427	BT5159480	1:19 PM
5275	05275	GREEN FIRS VILLAGE	3840 BRIDGEPORT WAY WEST	TACOMA	WA	98466-4416	PIERCE	253 - 564-2255	BT5159478	11:44 AM
5276	05276	1850 SOUTH MILDRED STREET		TACOMA	WA	98465-1608	PIERCE	253 - 460-9599	BT5159492	11:25 AM
5277	05277	5700 100TH STREET SW STE 100		LAKEWOOD	WA	98499-2708	PIERCE	253 - 588-3666	B95713828	9:46 AM
5278	05278	CAPITAL VILLAGE	“400 COOPER POINT RD.,SW”	OLYMPIA	WA	98502-8705	THURSTON	360 - 754-8014	BT5159505	11:04 AM
5279	05279	691 SLEATER KINNEY ROAD SE		LACEY	WA	98503-1007	THURSTON	360 - 491-4111	BT5159517	10:49 AM
5280	05280	8230 MARTIN WAY EAST		LACEY	WA	98516-5726	THURSTON	360 - 456-0444	BT5159529	9:13 AM
5281	05281	“4776 WHITMAN LANE, S.E.”		LACEY	WA	98513-2246	THURSTON	360 - 412-5962	BT5422061	11:24 AM
5282	05282	301 EAST WISHKAH STREET		ABERDEEN	WA	98520-6514	GRAYS HARBOR	360 - 533-6320	BT5159531	9:12 AM
5283	05283	310 N. MYRTLE STREET		ABERDEEN	WA	98520-4416	GRAYS HARBOR	360 - 533-5531	BT5159543	9:55 AM
5284	05284	1200 HARRISON AVENUE		CENTRALIA	WA	98531-1853	LEWIS	360 - 807-2014	BT5159555	10:07 AM
5285	05285	LEWIS COUNTY MALL	181 NE HAMPE WAY	CHEHALIS	WA	98532-2492	LEWIS	360 - 748-0079	BT5159567	10:16 AM
5286	05286	909 EAST YELM AVENUE		YELM	WA	98597-9425	THURSTON	360 - 458-9011	BT5159579	9:01 AM
5287	05287	RIVERWAY PLAZA	230 KELSO DRIVE	KELSO	WA	98626-3112	COWLITZ	360 - 577-2693	BT5159581	1:00 PM
5288	05288	364 TRIANGLE SHOPPING CENTER		LONGVIEW	WA	98632-4651	COWLITZ	360 - 423-4833	BT5159593	1:00 PM
5289	05289	11505-C NE 4TH PLAIN		VANCOUVER	WA	98662-5593	CLARK	360 - 254-3108	BT5159606	10:38 AM
5291	05291	13511 SE THIRD WAY		VANCOUVER	WA	98684-6990	CLARK	360 - 885-0839	BT5728576	11:51 AM
5292	05292	VALLEY NORTH SHOPPING CENTER	1300 NORTH MILLER AVENUE	WENATCHEE	WA	98801-1599	CHELAN	509 - 663-7805	BT5159620	9:35 AM

5293	05293	500 SOUTH PIONEER WAY		MOSES LAKE	WA	98837-1812	GRANT	509 - 765-1219	BT5159632	9:13 AM
5295	05295	606 OMACHE DRIVE	“ROUTE 2, BOX 2101”	OMAK	WA	98841-9802	OKANOGAN	509 - 826-2806	BT5159098	12:48 PM
5296	05296	2204-B W. NOB HILL BLVD.		YAKIMA	WA	98902-6200	YAKIMA	509 - 453-4414	BT5159101	9:39 AM
5297	05297	2519 MAIN STREET		UNION GAP	WA	98903-1605	YAKIMA	509 - 453-3603	BT5159113	12:17 PM
5298	05298	5606 SUMMIT VIEW AVE.		YAKIMA	WA	98908-3038	YAKIMA	509 - 965-2037	BT5159125	10:14 AM
5299	05299	700 SOUTH MAIN STREET		ELLENSBURG	WA	98926-3677	KITTITAS	509 - 925-4232	BT5159137	10:05 AM
5300	05300	MID VALLEY MALL	“2010 YAKIMA VALLEY HWY.,STE.C	SUNNYSIDE	WA	98944-1257	YAKIMA	509 - 839-2711	BT5159149	1:22 PM
5301	05301	WHEATLAND SHOPPING CENTER	1630 SOUTH GRAND AVENUE	PULLMAN	WA	99163-4906	WHATCOM	509 - 334-7222	BT5159151	9:00 AM
5302	05302	112 NORTH HOWARD ST. #115		SPOKANE	WA	99201-0516	SPOKANE	509 - 838-1851	BT5159163	8:42 AM
5303	05303	MANITO SHOPPING CENTER	810 EAST 29TH AVENUE	SPOKANE	WA	99203-3219	SPOKANE	509 - 838-3508	BT5159175	10:40 AM
5304	05304	2215A WEST WELLESLEY AVENUE		SPOKANE	WA	99205-5001	SPOKANE	509 - 328-7887	BT5159187	9:59 AM
5305	05305	OPPORTUNITY SHOPPING CENTER	12115 EAST SPRAGUE AVENUE	SPOKANE	WA	99206-5146	SPOKANE	509 - 924-4922	BT5159199	10:26 AM
5307	05307	FRANKLIN PARK MALL	5520 NORTH DIVISION STREET	SPOKANE	WA	99208-1211	SPOKANE	509 - 489-6010	BT5159214	8:20 AM
5308	05308	9120 NORTH DIVISION STREET		SPOKANE	WA	99218-1202	SPOKANE	509 - 464-4480	BT5159226	12:03 PM
5309	05309	ARGONNE MISSION CENTER	1443 NORTH ARGONNE ROAD	SPOKANE	WA	99212-2555	SPOKANE	509 - 928-9121	BT5159238	10:50 AM
5311	05311	WANDERMERE MALL	12420 NORTH DIVISION STREET	SPOKANE	WA	99218-1930	SPOKANE	509 - 466-1946	BT5159252	12:12 PM
5312	05312	LINCOLN HEIGHTS S/C	2929 EAST 29TH AVENUE	SPOKANE	WA	99223-4811	SPOKANE	509 - 535-9056	BT5159264	11:23 AM
5313	05313	SOUTHGATE CENTER	4514 SOUTH REGAL STREET	SPOKANE	WA	99223-7937	SPOKANE	509 - 448-9063	BT5159276	11:08 AM
5314	05314	1308 NORTH 20TH AVENUE		PASCO	WA	99301-4054	FRANKLIN	509 - 545-9581	BT5159288	7:08 AM
5315	05315	215 NORTH 4TH AVENUE		PASCO	WA	99301-5396	FRANKLIN	509 - 547-2231	BT5159290	7:55 AM
5316	05316	845 COLUMBIA CENTER		KENNEWICK	WA	99336-1169	BENTON	509 - 783-3413	BT5159303	10:01 AM
5317	05317	HIGHLANDS CENTER	101 NORTH ELY STREET	KENNEWICK	WA	99336-2991	BENTON	509 - 783-1438	BT5159315	8:50 AM
5318	05318	1549 GEORGE WASHINGTON WAY		RICHLAND	WA	99352-2602	BENTON	509 - 946-5770	BT5159327	11:00 AM
5319	05319	1268 LEE BOULEVARD		RICHLAND	WA	99352-4283	BENTON	509 - 946-4684	BT5159339	11:24 AM
5320	05320	2028 EAST ISAACS AVENUE		WALLA WALLA	WA	99362-2214	WALLA WALLA	509 - 529-1917	BT5159341	9:14 AM
5321	05321	ALOHA MARKET CENTER	20225 SW TUALATIN VALLEY HWY.	ALOHA	OR	97006-2398	WASHINGTON	503 - 649-1576	BT5193735	11:32 AM
5322	05322	12575 SW WALKER ROAD		BEAVERTON	OR	97005-1306	WASHINGTON	503 - 646-2423	BT5193747	7:24 AM
5323	05323	14625 S.W. ALLEN BOULEVARD		BEAVERTON	OR	97007-3600	WASHINGTON	503 - 643-2724	BT5193761	12:01 PM
5325	05325	CANBY SQUARE	1025 S.W. 1ST AVENUE	CANBY	OR	97013-3827	CLACKAMAS	503 - 266-6381	BT5193785	8:31 AM
5326	05326	SUNNYSIDE MARKETPLACE	12002 SE SUNNYSIDE ROAD	CLACKAMAS	OR	97015-8397	CLACKAMAS	503 - 698-8446	BT5193800	9:01 AM
5327	05327	HOOD SHOPPING CENTER	1555 N.E. DIVISION STREET	GRESHAM	OR	97030-4271	MULTNOMAH	503 - 666-9476	BT5193812	10:32 AM
5328	05328	CASCADE COMMONS S/C	2049 WEST CASCADE AVENUE	HOOD RIVER	OR	97031-1069	HOOD RIVER	541 - 387-2428	BT5193824	1:00 PM

5329	05329	90 B AVENUE		LAKE OSWEGO	OR	97034-3131	CLACKAMAS	503 - 697-0990	BT5193850	2:04 PM
5331	05331	16303 BRYANT ROAD		LAKE OSWEGO	OR	97035-4307	CLACKAMAS	503 - 636-5697	BT5193975	7:37 AM
5332	05332	22 OREGON CITY S/C	1900 MCLOUGHLIN BLVD.	OREGON CITY	OR	97045-1087	CLACKAMAS	503 - 656-1020	BT5193987	9:55 AM
5333	05333	785 S.COLUMBIA RIVER HWY.		ST. HELENS	OR	97051-2996	COLUMBIA	503 - 397-6787	BT5193999	1:00 PM
5334	05334	CASCADE SQUARE	1400 WEST 6TH STREET	THE DALLES	OR	97058-3594	WASCO	541 - 298-5680	BT5194004	1:00 PM
5335	05335	WILSONVILLE TOWN CENTER	8235 SW WILSONVILLE ROAD	WILSONVILLE	OR	97070-7716	CLACKAMAS	503 - 682-2701	BT5194016	7:58 AM
5338	05338	SUNSET ESPLANDE	2425 SE TUALATIN VALLEY HWY.	HILLSBORO	OR	97123-7977	WASHINGTON	503 - 693-1009	BT5194030	11:13 AM
5339	05339	TANASBOURNE VILLAGE	2021 NW 185TH AVENUE	HILLSBORO	OR	97124-7073	WASHINGTON	503 - 645-7704	BT5194042	6:35 AM
5340	05340	MCMINNVILLE TOWN CENTER	1201 N.US HIGHWAY 99W	MCMINNVILLE	OR	97128-2793	YAMHILL	503 - 472-2133	BT5194054	10:42 AM
5341	05341	SPRINGBROOK PLAZA	1150 N.SPRINGBROOK ROAD	NEWBERG	OR	97132-2098	YAMHILL	503 - 538-7402	BT5193317	11:44 AM
5342	05342	313 SOUTH ROOSEVELT DRIVE		SEASIDE	OR	97138-6743	CLATSOP	503 - 738-8422	BT5193343	1:00 PM
5343	05343	YOUNG’S BAY PLAZA	145 SOUTH HIGHWAY 101	WARRENTON	OR	97146-9314	CLATSOP	503 - 861-1611	BT5193367	1:00 PM
5345	05345	622 SW ALDER STREET		PORTLAND	OR	97205-3616	MULTNOMAH	503 - 226-6791	BT5193406	8:19 AM
5346	05346	HOLLYWOOD MARKET SQUARE	1814 NE 41ST AVENUE	PORTLAND	OR	97212-5332	MULTNOMAH	503 - 249-7627	BT5193420	9:55 AM
5347	05347	2440 SE 39TH AVENUE		PORTLAND	OR	97214-5920	MULTNOMAH	503 - 234-9408	BT5193456	11:22 AM
5350	05350	4346 NE CULLY BOULEVARD		PORTLAND	OR	97218-2206	MULTNOMAH	503 - 288-0836	BT5193519	10:31 AM
5351	05351	5431 SW BEAVERTON HILLSDALE		PORTLAND	OR	97221-1998	MULTNOMAH	503 - 245-7231	BT5193533	1:10 PM
5352	05352	MILWAUKIE MARKETPLACE	10860 S.E. OAK STREET	MILWAUKIE	OR	97222-6694	CLACKAMAS	503 - 652-8058	BT5193569	10:42 AM
5353	05353	GREENWAY TOWN CENTER	12240 SW SCHOLLS FERRY ROAD	TIGARD	OR	97223-3354	WASHINGTON	503 - 590-7346	BT5193571	12:45 PM
5354	05354	12080 SW MAIN STREET		TIGARD	OR	97223-6298	MULTNOMAH	503 - 620-9322	BT5193595	1:33 PM
5355	05355	TIGARD TOWN SQUARE	“16200 SW PACIFIC HWY.,#E”	TIGARD	OR	97224-3471	MULTNOMAH	503 - 639-9092	BT5193608	2:20 PM
5356	05356	PETERKORT SQUARE	11190 SW BARNES RD.	PORTLAND	OR	97225-5372	MULTNOMAH	503 - 526-9121	BT5193622	8:04 AM
5357	05357	610 NE 181ST AVENUE		PORTLAND	OR	97230-6704	MULTNOMAH	503 - 661-6991	BT5193658	10:41 AM
5358	05358	DIVISION CROSSING	16401 SE DIVISION STREET	PORTLAND	OR	97236-1931	MULTNOMAH	503 - 762-1491	BT5193696	11:49 AM
5359	05359	DIVISION CENTER	11930 SE DIVISION STREET	PORTLAND	OR	97266-1099	MULTNOMAH	503 - 761-6640	BT5193759	12:32 PM
5360	05360	681 LANCASTER DRIVE NE		SALEM	OR	97301-4733	MARION	503 - 585-7616	BT5193773	8:50 AM
5361	05361	“435 LIBERTY STREET, N.E.”		SALEM	OR	97301-3588	MARION	503 - 362-3654	BT5193797	7:52 AM
5362	05362	“4500 COMMERCIAL STREET, S.E.”		SALEM	OR	97302-3918	MARION	503 - 588-2352	BT5168403	2:01 PM
5364	05364	KEIZER CREEKSIDE S/C	5452 RIVER ROAD NORTH	KEIZER	OR	97303-4429	MARION	503 - 393-8950	BT5191072	10:39 AM
5365	05365	ALBANY PLAZA	“1235 WAVERLY DRIVE, SE”	ALBANY	OR	97321-6944	LINN	541 - 928-8668	BT5191084	10:58 AM
5366	05366	CIRCLE NINE	922 NW CIRCLE BOULEVARD	CORVALLIS	OR	97330-1493	BENTON	541 - 753-2226	BT5191096	9:09 AM
5368	05368	MILL VALLEY SQUARE	178 WEST ELLENDALE AVENUE	DALLAS	OR	97338-1408	POLK	503 - 623-8334	BT5192466	9:13 AM
5369	05369	30 EAST OAK STREET		LEBANON	OR	97355-3222	LINN	541 - 451-8020	BT5192480	11:46 AM

5370	05370	PACIFIC PLAZA	2336 NORTH COAST HIGHWAY	NEWPORT	OR	97365-1798	LINCOLN	541 - 265-8596	BT5192492	1:00 PM
5371	05371	LINCOLN CITY PLAZA	4041 NW LOGAN ROAD	LINCOLN CITY	OR	97367-5054	LINCOLN	541 - 994-6262	BT5192505	1:00 PM
5372	05372	SILVERTON SHOPPING PLAZA	333 WESTFIELD STREET	SILVERTON	OR	97381-1936	MARION	503 - 873-2460	BT5192517	6:44 AM
5373	05373	SHELDON PLAZA	1560 COBURG ROAD	EUGENE	OR	97401-4802	LANE	541 - 484-2681	BT5192771	9:47 AM
5374	05374	ECHO HOLLOW PLAZA	1970 ECHO HOLLOW ROAD	EUGENE	OR	97402-1394	LANE	541 - 461-0703	BT5192783	10:53 AM
5375	05375	WILLAMETTE PLAZA	57 WEST 29TH AVENUE	EUGENE	OR	97405-3290	LANE	541 - 342-7648	BT5192959	9:06 AM
5376	05376	SOUTH COAST CENTER	16261 SOUTH HIGHWAY 101	HARBOR	OR	97415-9484	JOSEPHINE	541 - 469-3121	BT5194686	11:27 AM
5377	05377	187 SOUTH 2ND STREET		COOS BAY	OR	97420-1643	COOS	541 - 267-7240	BT5193280	1:00 PM
5378	05378	1310 HIGHWAY 101		FLORENCE	OR	97439-9619	LANE	541 - 997-2861	BT5193305	8:54 AM
5379	05379	2040 BROADWAY STREET		NORTH BEND	OR	97459-2328	COOS	541 - 756-7531	BT5193329	1:00 PM
5380	05380	ROSEBURG VALLEY MALL	1430 NW GARDEN VALLEY ROAD	ROSEBURG	OR	97470-1766	DOUGLAS	541 - 673-1750	BT5193379	1:00 PM
5382	05382	ROSEBURG PLAZA	464 SE JACKSON STREET	ROSEBURG	OR	97470-4995	DOUGLAS	541 - 672-4896	BT5193393	1:00 PM
5383	05383	MOHAWK MARKETPLACE	2130 MARCOLA ROAD	SPRINGFIELD	OR	97477-2592	LANE	541 - 747-3362	BT5193418	2:22 PM
5384	05384	981 MEDFORD CENTER		MEDFORD	OR	97504-6748	JACKSON	541 - 779-7455	BT5193432	11:07 AM
5385	05385	TOLMAN CREEK PLAZA	2341 ASHLAND STREET	ASHLAND	OR	97520-1407	JACKSON	541 - 482-7409	BT5193444	12:10 PM
5386	05386	GRANTS PASS SHOPPING CENTER	915 NORTHEAST D STREET	GRANTS PASS	OR	97526-2399	JOSEPHINE	541 - 479-3358	BT5193468	10:12 AM
5387	05387	WILLIAMS HIGHWAY PLAZA	1642 WILLIAMS HIGHWAY	GRANTS PASS	OR	97527-5660	JOSEPHINE	541 - 479-6698	BT5193482	9:53 AM
5388	05388	2521 SOUTH SIXTH STREET		KLAMATH FALLS	OR	97601-4343	KLAMATH	541 - 883-2210	BT5193521	11:56 AM
5390	05390	WAGNER MALL	2050 N.E. 3RD STREET	BEND	OR	97701-3854	DESCHUTES	541 - 389-1717	BT5193545	1:00 PM
5391	05391	700 S.E. 3RD STREET		BEND	OR	97702-1796	DESCHUTES	541 - 389-9713	BT5193557	1:00 PM
5392	05392	STEENS MOUNTAIN PLAZA	629 NORTH HIGHWAY 20	HINES	OR	97738-9403	HARNEY	541 - 573-1523	BT5193583	1:00 PM
5393	05393	OCHOCO PLAZA	1575 NORTHEAST 3RD STREET	PRINEVILLE	OR	97754-2907	CROOK	541 - 447-2466	BT5193610	1:00 PM
5394	05394	WAGNER MALL	1651 S.W. ODEM MEDO ROAD	REDMOND	OR	97756-9573	DESCHUTES	541 - 548-6041	BT5193634	1:00 PM
5395	05395	MELANIE SQUARE	1900 SW COURT PLACE	PENDLETON	OR	97801-1891	UMATILLA	541 - 276-1185	BT5193646	1:00 PM
5396	05396	1217 CAMPBELL STREET		BAKER CITY	OR	97814-3396	BAKER	541 - 523-2138	BT5193660	1:00 PM
5397	05397	835 SOUTH HIGHWAY 395		HERMISTON	OR	97838-2620	UMATILLA	541 - 567-7805	BT5193684	1:00 PM
5398	05398	GRANDE RONDE PLAZA	2212 ISLAND AVENUE SUITE O	LA GRANDE	OR	97850-3998	UNION	541 - 963-8696	BT5193709	1:00 PM
5399	05399	105 SOUTHWEST SECOND AVENUE		MILTON FREEWATER	OR	97862-1373	UMATILLA	541 - 938-8778	BT5193711	11:34 AM
5400	05400	1430 WESTPARK PLAZA		ONTARIO	OR	97914-2000	MALHEUR	541 - 889-3390	BT5193723	12:43 PM
5401	05401	FOOTHILL PLAZA	1000 POCATELLO CREEK ROAD	POCATELLO	ID	83201-2999	BANNOCK	208 - 234-0757	BT5184471	9:51 AM
5402	05402	960 WEST BRIDGE STREET		BLACKFOOT	ID	83221-1912	BINGHAM	208 - 785-8000	BT5184483	12:24 PM
5403	05403	1139 ADDISON AVENUE EAST		TWIN FALLS	ID	83301-5299	TWIN FALLS	208 - 734-2660	BT5184495	4:39 AM
5404	05404	904 EAST MAIN STREET		BURLEY	ID	83318-2036	CASSIA	208 - 678-0427	BT5184508	9:00 AM
5405	05405	COUNTRY CLUB SHOPPING CENTER	1415 NORTHGATE MILE	IDAHO FALLS	ID	83401-2022	BONNEVILLE	208 - 523-8514	BT5184510	9:37 AM
5406	05406	WESTFIELD PLAZA	1745 WEST BROADWAY STREET	IDAHO FALLS	ID	83402-3096	BONNEVILLE	208 - 524-4480	BT5184534	11:24 AM

5408	05408	LEWISTON CENTER	1904 19TH AVENUE	LEWISTON	ID	83501-4095	NEZ PERCE	208 - 743-9127	BT5184560	11:02 AM
5409	05409	2809 EAST CLEVELAND BOULEVARD		CALDWELL	ID	83605-4443	CANYON	208 - 455-1094	BT5184572	10:22 AM
5410	05410	THE MARKETPLACE AT MCCALL	451 DEINHARD LANE	MCCALL	ID	83638-4800	VALLEY	208 - 634-4929	BT5184584	11:41 AM
5412	05412	MERIDIAN PLAZA	1600 MAIN STREET	MERIDIAN	ID	83642-1709	ADA	208 - 888-7311	BT5184596	9:14 AM
5413	05413	1515 WEST STATE STREET		BOISE	ID	83702-4096	ADA	208 - 345-7684	BT5184609	11:42 AM
5414	05414	NORTHGATE SHOPPING CENTER	7020 WEST STATE STREET	BOISE	ID	83703-2298	ADA	208 - 853-3503	BT5184611	11:29 AM
5415	05415	10600 FAIRVIEW AVENUE		BOISE	ID	83713-8065	ADA	208 - 322-0962	BT5184623	9:56 AM
5416	05416	WESTGATE SHOPPING CENTER	7670 FAIRVIEW AVENUE	BOISE	ID	83704-8496	ADA	208 - 376-0053	BT5184661	11:10 AM
5417	05417	5005 WEST OVERLAND ROAD		BOISE	ID	83705-2633	ADA	208 - 389-1448	BT5184685	10:59 AM
5418	05418	1100 VISTA AVENUE		BOISE	ID	83705-2429	ADA	208 - 344-2529	BT5184697	12:45 PM
5419	05419	EASTGATE SHOPPING CENTER	660 EAST BOISE AVENUE	BOISE	ID	83706-5199	ADA	208 - 336-8340	BT5184700	12:25 PM
5420	05420	IRONWOOD SQUARE	208 WEST IRONWOOD DRIVE	COEUR D’ALENE	ID	83814-2640	KOOTENAI	208 - 664-3185	BT5184712	10:40 AM
5421	05421	PALOUSE EMPIRE MALL	1810 WEST PULLMAN ROAD	MOSCOW	ID	83843-4014	LATAH	208 - 882-3583	BT5184724	9:48 AM
5423	05423	1534 EAST FLORENCE AVENUE		LOS ANGELES	CA	90001-2536	LOS ANGELES	323 - 587-6336	BT5247172	12:33 PM
5424	05424	LARCHMONT VILLAGE PLAZA	226 NORTH LARCHMONT BLVD.	LOS ANGELES	CA	90004-1707	LOS ANGELES	323 - 467-1366	BT5247184	9:27 AM
5425	05425	334 SOUTH VERMONT AVENUE		LOS ANGELES	CA	90020-1807	LOS ANGELES	213 - 381-5257	BT5247196	9:23 AM
5426	05426	VERMONT WASHINGTON PLAZA	1815 SOUTH VERMONT AVENUE	LOS ANGELES	CA	90006-4525	LOS ANGELES	323 - 735-0774	BT5247211	11:13 AM
5429	05429	501 SOUTH BROADWAY		LOS ANGELES	CA	90013-2301	LOS ANGELES	213 - 623-5820	BT5247300	12:34 PM
5430	05430	WASHINGTON PLAZA	446 EAST WASHINGTON BLVD.	LOS ANGELES	CA	90015-3721	LOS ANGELES	213 - 747-9581	BT5247348	11:15 AM
5431	05431	3566 RODEO PLACE		LOS ANGELES	CA	90016-5815	LOS ANGELES	323 - 295-3323	BT5247362	9:08 AM
5432	05432	5490 WHITTIER BOULEVARD		EAST LOS ANGELES	CA	90022-4113	LOS ANGELES	323 - 721-9718	BT5247374	10:35 AM
5433	05433	1101 WESTWOOD BOULEVARD		LOS ANGELES	CA	90024-3411	LOS ANGELES	310 - 209-0708	BT5247401	11:08 AM
5434	05434	1433 GLENDALE BOULEVARD		LOS ANGELES	CA	90026-2428	LOS ANGELES	213 - 483-3468	BT5247425	11:40 AM
5435	05435	1637 NORTH VERMONT AVENUE		LOS ANGELES	CA	90027-5312	LOS ANGELES	323 - 664-9854	BT5247449	8:16 AM
5436	05436	1841 NORTH WESTERN AVENUE	(HOLLYWOOD)	LOS ANGELES	CA	90027-3403	LOS ANGELES	323 - 461-6136	BT5247475	1:29 PM
5438	05438	GOWER GULCH	6130 W.SUNSET BOULEVARD	HOLLYWOOD	CA	90028-6424	LOS ANGELES	323 - 467-4201	BT5247502	1:12 PM
5439	05439	HOLLYWOOD PLAZA	4633 SANTA MONICA BLVD.	LOS ANGELES	CA	90029-1803	LOS ANGELES	323 - 666-6125	BT5247514	9:00 AM
5440	05440	111 EAST AVENUE #26		LOS ANGELES	CA	90031-3925	LOS ANGELES	323 - 222-8876	BT5247526	12:48 PM
5441	05441	SOUTHPOINT SHOPPING CENTER	9864 NATIONAL BOULEVARD	LOS ANGELES	CA	90034-2713	LOS ANGELES	310 - 836-0623	BT5247538	1:13 PM
5444	05444	PLAZA LA CIENEGA	1843 SOUTH LA CIENEGA BLVD.	LOS ANGELES	CA	90035-4603	LOS ANGELES	310 - 559-1402	BT5247564	9:52 AM
5445	05445	4322 SOUTH FIGUEROA STREET		LOS ANGELES	CA	90037-2642	LOS ANGELES	323 - 235-3535	BT5247576	11:40 AM
5446	05446	1130 NORTH LA BREA AVENUE		WEST HOLLYWOOD	CA	90038-1022	LOS ANGELES	323 - 463-8539	BT5247588	12:22 PM
5448	05448	EAGLE ROCK PLAZA	4044 EAGLE ROCK BOULEVARD	LOS ANGELES	CA	90065-3608	LOS ANGELES	323 - 254-8642	BT5247615	11:58 AM

5450	05450	6305 YORK BOULEVARD		HIGHLAND PARK	CA	90042-3639	LOS ANGELES	323 - 550-1317	BT5247653	12:16 PM
5451	05451	CRENSHAW PLAZA	3230 WEST SLAUSON AVENUE	LOS ANGELES	CA	90043-2564	LOS ANGELES	323 - 295-9661	BT5247691	12:25 PM
5452	05452	7900 WEST SUNSET BLVD.		LOS ANGELES	CA	90046-3304	LOS ANGELES	323 - 876-4466	BT5247704	12:00 PM
5454	05454	1744 WEST SIXTH STREET		LOS ANGELES	CA	90017-1004	LOS ANGELES	213 - 413-2458	BT5247728	8:27 AM
5455	05455	KENNETH HAHN SHOPPING CENTER	11750 WILMINGTON AVENUE	LOS ANGELES	CA	90059-2553	LOS ANGELES	323 - 563-6635	BT5247730	9:47 AM
5456	05456	WESTDALE SHOPPING CENTER	11321 NATIONAL BOULEVARD	LOS ANGELES	CA	90064-3726	LOS ANGELES	310 - 479-5729	BT5247742	10:31 AM
5457	05457	CENTINELA PLAZA	4046 SOUTH CENTINELA AVENUE	LOS ANGELES	CA	90066-4907	LOS ANGELES	310 - 391-0255	BT5247754	8:59 AM
5458	05458	BALDWIN HILLS RETAIL CENTER	3550 SOUTH LA BREA AVENUE	LOS ANGELES	CA	90016-5219	LOS ANGELES	323 - 293-9397	BT5604423	9:25 AM
5459	05459	THE MARKET PLACE	6959 EASTERN AVENUE	BELL GARDENS	CA	90201-3903	LOS ANGELES	323 - 562-4613	BT5247766	11:24 AM
5461	05461	463 NORTH BEDFORD DRIVE		BEVERLY HILLS	CA	90210-4302	LOS ANGELES	310 - 247-0843	BT5247780	10:51 AM
5462	05462	300 NORTH CANON DRIVE		BEVERLY HILLS	CA	90210-4705	LOS ANGELES	310 - 273-3561	BT5247792	10:25 AM
5463	05463	CULVER CENTER	3802 CULVER CENTER STREET	CULVER CITY	CA	90232-3303	LOS ANGELES	310 - 837-2122	BT5247805	10:59 AM
5464	05464	STUDIO VILLAGE	11096 JEFFERSON BOULEVARD	CULVER CITY	CA	90230-5520	LOS ANGELES	310 - 397-3931	BT5248011	11:12 AM
5465	05465	CROSSROADS PLAZA	3300 YORBA LINDA BOULEVARD	FULLERTON	CA	92831-1709	ORANGE	714 - 524-2522	BT5250218	11:02 AM
5466	05466	7859 FIRESTONE BOULEVARD		DOWNEY	CA	90241-4220	LOS ANGELES	562 - 869-8890	BT5248023	8:59 AM
5469	05469	VAIL RANCH CENTER	31797 HIGHWAY 79 SOUTH	TEMECULA	CA	92592-5869	RIVERSIDE	909 - 302-9353	BT5294967	11:32 AM
5470	05470	220 EAST GRAND AVENUE		EL SEGUNDO	CA	90245-3827	LOS ANGELES	310 - 640-2715	BT5248047	12:13 PM
5471	05471	1208 WEST REDONDO BEACH BLVD.		GARDENA	CA	90247-3411	LOS ANGELES	310 - 323-4768	BT5248059	12:23 PM
5474	05474	13141 HAWTHORNE BLVD.		HAWTHORNE	CA	90250-4416	LOS ANGELES	310 - 675-9322	BT5248085	11:57 AM
5475	05475	6360 PACIFIC BOULEVARD		HUNTINGTON PARK	CA	90255-4102	LOS ANGELES	323 - 585-4321	BT5248097	12:18 PM
5476	05476	LYNWOOD TOWN CENTER	11325 LONG BEACH BOULEVARD	LYNWOOD	CA	90262-3300	LOS ANGELES	310 - 604-9264	BT5248100	9:34 AM
5479	05479	MAYWOOD TOWN CENTER	4410 EAST SLAUSON AVENUE	MAYWOOD	CA	90270-2932	LOS ANGELES	323 - 771-9422	BT5248136	11:48 AM
5480	05480	23 PENINSULA CENTER		ROLLING HILLS	CA	90274-3506	LOS ANGELES	310 - 377-4472	BT5248148	10:58 AM
5481	05481	REDONDO BEACH S/C	401 NORTH PACIFIC COAST HWY.	REDONDO BEACH	CA	90277-2840	LOS ANGELES	310 - 372-9029	BT5248150	9:18 AM
5482	05482	ARTESIA AVIATION CENTER	1720 AVIATION BOULEVARD	REDONDO BEACH	CA	90278-2810	LOS ANGELES	310 - 376-4460	BT5248162	9:35 AM
5483	05483	SOUTH BAY CENTER	1609 HAWTHORNE BOULEVARD	REDONDO BEACH	CA	90278-2866	LOS ANGELES	310 - 542-1016	BT5248186	10:50 AM
5484	05484	9715 OTIS STREET		SOUTHGATE	CA	90280-4931	LOS ANGELES	323 - 566-1198	BT5248237	1:32 PM
5485	05485	LINCOLN CENTER	888 LINCOLN BOULEVARD	VENICE	CA	90291-2866	LOS ANGELES	310 - 396-2838	BT5248263	9:47 AM

5486	05486	CRENSHAW/IMPERIAL S/C	11340 CRENSHAW BOULEVARD	INGLEWOOD	CA	90303-2807	LOS ANGELES	323 - 754-3139	BT5248287	1:01 PM
5488	05488	1331 WILSHIRE BOULEVARD		SANTA MONICA	CA	90403-5410	LOS ANGELES	310 - 458-0731	BT5248326	12:15 PM
5489	05489	1808 WILSHIRE BOULEVARD		SANTA MONICA	CA	90403-5610	LOS ANGELES	310 - 829-3951	BT5248338	12:23 PM
5490	05490	2412 WEST PICO BOULEVARD		SANTA MONICA	CA	90405-1827	LOS ANGELES	310 - 450-7624	BT5248340	11:33 AM
5491	05491	SOUTH BAY PLAZA	2240 WEST SEPULVEDA BOULEVARD	TORRANCE	CA	90501-5301	LOS ANGELES	310 - 325-0868	BT5248352	1:36 PM
5492	05492	CARSON PLAZA CENTER	1237 WEST CARSON STREET	TORRANCE	CA	90502-2009	LOS ANGELES	310 - 320-4534	BT5248364	12:43 PM
5493	05493	ROLLING HILLS PLAZA	2545 PACIFIC COAST HIGHWAY	TORRANCE	CA	90505-7035	LOS ANGELES	310 - 325-8420	BT5248376	1:53 PM
5494	05494	THE QUAD AT WHITTIER	8508 PAINTER AVENUE	WHITTIER	CA	90602-3335	LOS ANGELES	562 - 945-7940	BT5248388	11:50 AM
5495	05495	SANTA FE SPRINGS MARKET PLC.	7860 NORWALK BOULEVARD	WHITTIER	CA	90606-2185	LOS ANGELES	562 - 692-2184	BT5248390	1:02 PM
5496	05496	LINCOLN PARK CENTER	8998 KNOTT AVENUE	BUENA PARK	CA	90620-4137	ORANGE	714 - 828-1370	BT5248403	9:38 AM
5497	05497	8030 DALE STREET		BUENA PARK	CA	90620-2251	ORANGE	714 - 527-2396	BT5248439	9:25 AM
5498	05498	7880 VALLEY VIEW BOULEVARD		BUENA PARK	CA	90620-2353	ORANGE	714 - 522-3933	BT5248453	9:56 AM
5499	05499	4520 BEACH BOULEVARD		BUENA PARK	CA	90621-1133	ORANGE	714 - 523-2960	BT5248489	12:39 PM
5500	05500	CYPRESS CENTER WEST	4037 BALL ROAD	CYPRESS	CA	90630-3463	ORANGE	714 - 821-1750	BT5248491	10:33 AM
5501	05501	NORTH HILLS PLAZA	951 NORTH HARBOR BOULEVARD	LA HABRA	CA	90631-3103	ORANGE	562 - 697-4718	BT5248504	10:39 AM
5503	05503	LA MIRADA SHOPPING CENTER	12805 VALLEY VIEW AVENUE	LA MIRADA	CA	90638-1945	LOS ANGELES	562 - 921-4719	BT5248528	1:13 PM
5504	05504	MONTEBELLO SHOPPING CENTER	802 BEVERLY BOULEVARD	MONTEBELLO	CA	90640-4213	LOS ANGELES	323 - 722-3782	BT5248530	10:48 AM
5505	05505	PADDISON SQUARE	12319 SOUTH NORWALK BOULEVARD	NORWALK	CA	90650-2039	LOS ANGELES	562 - 863-3688	BT5248542	9:26 AM
5507	05507	17510 CARMENITA AVENUE		CERRITOS	CA	90703-8635	LOS ANGELES	562 - 926-4319	BT5248566	12:08 PM
5508	05508	15924 S. BELLFLOWER BOULEVARD		BELLFLOWER	CA	90706-4602	LOS ANGELES	562 - 925-5314	BT5248578	9:53 AM
5510	05510	5520 WOODRUFF AVENUE		LAKEWOOD	CA	90713-1535	LOS ANGELES	562 - 866-3681	BT5248629	1:26 PM
5511	05511	12551 EAST CARSON STREET		HAWAIIAN GARDENS	CA	90716-1607	LOS ANGELES	562 - 402-0550	BT5248655	10:37 AM
5512	05512	PARAMOUNT PLAZA	15717 DOWNEY AVENUE	PARAMOUNT	CA	90723-4407	LOS ANGELES	562 - 634-9074	BT5248679	10:26 AM
5513	05513	SAN PEDRO PLAZA	501 SOUTH GAFFEY STREET	SAN PEDRO	CA	90731-2437	LOS ANGELES	310 - 831-9167	BT5248681	9:10 AM
5514	05514	WESTMONT GARDENS	28100 WESTERN AVENUE	SAN PEDRO	CA	90732-1248	LOS ANGELES	310 - 833-5015	BT5248693	10:19 AM
5515	05515	12171 SEAL BEACH BOULEVARD		SEAL BEACH	CA	90740-2633	ORANGE	562 - 430-3323	BT5248706	9:11 AM
5516	05516	108 WEST ANAHEIM STREET		WILMINGTON	CA	90744-4514	LOS ANGELES	310 - 830-2898	BT5248718	11:10 AM
5518	05518	601 PINE AVENUE		LONG BEACH	CA	90802-1331	LOS ANGELES	562 - 435-2083	BT5248732	11:31 AM
5519	05519	5670 EAST 2ND STREET		LONG BEACH	CA	90803-3904	LOS ANGELES	562 - 930-1280	BT6183064	12:06 PM
5520	05520	BELMONT CENTER	3300 EAST ANAHEIM STREET	LONG BEACH	CA	90804-4025	LOS ANGELES	562 - 439-4546	BT5248756	12:46 PM
5521	05521	4402 ATLANTIC AVENUE		LONG BEACH	CA	90807-2207	LOS ANGELES	562 - 423-0036	BT5248768	8:45 AM

5523	05523	LAKEWOOD PLAZA	6400 EAST SPRING STREET	LONG BEACH	CA	90815-1553	LOS ANGELES	562 - 425-2713	BT5248807	12:35 PM
5524	05524	LOS ALTOS SHOPPING CENTER	5545 STEARNS STREET	LONG BEACH	CA	90815-3125	LOS ANGELES	562 - 596-8690	BT5248819	2:10 PM
5525	05525	CIRCLE CENTER	1890 XIMENO AVENUE	LONG BEACH	CA	90815-2849	LOS ANGELES	562 - 597-6520	BT5248833	1:56 PM
5526	05526	735 EAST ALTADENA DRIVE		ALTADENA	CA	91001-2302	LOS ANGELES	626 - 791-7935	BT5248922	9:17 AM
5527	05527	SANTA ANITA SHOPPING CENTER	39 LAS TUNAS DRIVE	ARCADIA	CA	91007-8511	LOS ANGELES	626 - 446-1884	BT5248946	10:42 AM
5528	05528	1335 E. HUNTINGTON DRIVE		DUARTE	CA	91010-2527	LOS ANGELES	626 - 359-1316	BT5248960	11:28 AM
5529	05529	647 FOOTHILL BOULEVARD		LA CANADA	CA	91011-3403	LOS ANGELES	818 - 790-5577	BT5248996	10:45 AM
5530	05530	304 WEST HUNTINGTON DRIVE		MONROVIA	CA	91016-3304	LOS ANGELES	626 - 359-6191	BT5249013	10:54 AM
5531	05531	914 FAIR OAKS AVENUE		SOUTH PASADENA	CA	91030-3308	LOS ANGELES	626 - 441-3702	BT5249037	12:42 PM
5532	05532	SUNHILL SHOPPING CENTER	10465 SUNLAND BOULEVARD	SUNLAND	CA	91040-1905	LOS ANGELES	818 - 352-4129	BT5249063	9:31 AM
5534	05534	2330 EAST WALNUT STREET		PASADENA	CA	91107-3657	LOS ANGELES	626 - 304-2725	BT5249099	9:42 AM
5535	05535	HASTING RANCH SHOPPING CENTER	3745 EAST FOOTHILL BOULEVARD	PASADENA	CA	91107-2202	LOS ANGELES	626 - 351-0515	BT5249102	7:40 AM
5536	05536	130 SOUTH CENTRAL AVENUE		GLENDALE	CA	91204-1330	LOS ANGELES	818 - 243-1126	BT5249114	9:16 AM
5537	05537	GLENDALE PLAZA	531 NORTH GLENDALE AVENUE	GLENDALE	CA	91206-3307	LOS ANGELES	818 - 241-9770	BT5249126	8:33 AM
5538	05538	CRESCENTA SHOPPING CENTER	2647 WEST FOOTHILL BOULEVARD	LA CRESCENTA	CA	91214-3511	LOS ANGELES	818 - 248-1016	BT5249138	10:27 AM
5539	05539	TWIN OAKS PLAZA	5747 KANAN ROAD	AGOURA HILLS	CA	91301-1601	LOS ANGELES	818 - 991-5258	BT5249140	12:32 PM
5541	05541	8230 TOPANGA CANYON		CANOGA PARK	CA	91304-3840	LOS ANGELES	818 - 348-5126	BT6320408	11:45 AM
5542	05542	SHERMAN PLAZA	20141 SHERMAN WAY	CANOGA PARK	CA	91306-3206	LOS ANGELES	818 - 882-0202	BT5249176	12:27 PM
5543	05543	20131 ROSCOE BOULEVARD		WINNETKA	CA	91306-1627	LOS ANGELES	818 - 341-3618	BT5249188	10:10 AM
5544	05544	PLATT VILLAGE	6410 PLATT AVENUE	WEST HILLS	CA	91307-3216	LOS ANGELES	818 - 348-4850	BT5249190	10:35 AM
5545	05545	10120 MASON AVENUE		CHATSWORTH	CA	91311-3301	LOS ANGELES	818 - 349-7213	BT5249203	10:20 AM
5546	05546	17864 VENTURA BOULEVARD		ENCINO	CA	91316-3615	LOS ANGELES	818 - 345-5456	BT5249215	9:37 AM
5548	05548	18444 PLUMMER STREET		NORTHRIDGE	CA	91325-2112	LOS ANGELES	818 - 349-6267	BT8144266	10:39 AM
5549	05549	PACOIMA PLAZA S/C	12739 VAN NUYS BOULEVARD	PACOIMA	CA	91331-1627	LOS ANGELES	818 - 890-1506	BT5249241	11:51 AM
5551	05551	LA RINDA SHOPPING CENTER	14727 RINALDI STREET	SAN FERNANDO	CA	91340-4189	LOS ANGELES	818 - 361-8010	BT5249265	11:31 AM
5552	05552	13237 GLADSTONE AVENUE		SYLMAR	CA	91342-3116	LOS ANGELES	818 - 362-2816	BT5249277	12:33 PM
5553	05553	GRANADA VILLAGE	10811 ZELZAH AVENUE	GRANADA HILLS	CA	91344-4433	LOS ANGELES	818 - 360-8411	BT5249289	11:02 AM
5554	05554	DENNIS PARK S/C	10349 SEPULVEDA BOULEVARD	MISSION HILLS	CA	91345-2421	LOS ANGELES	818 - 891-1941	BT5249291	11:17 AM
5555	05555	SANTA CLARITA PLACE	26825 NORTH BOUQUET CANYON RD.	SAUGUS	CA	91350-2372	LOS ANGELES	661 - 296-8572	BT5249304	10:30 AM
5556	05556	SAND CANYON SHOPPING CENTER	16642 WEST SOLEDAD CANYON RD.	CANYON COUNTRY	CA	91351-3217	LOS ANGELES	661 - 252-5388	BT5249316	12:17 PM
5557	05557	OLD ORCHARD SHOPPING CENTER	23335 LYONS AVENUE	VALENCIA	CA	91355-3027	LOS ANGELES	661 - 259-5950	BT5249328	11:21 AM
5558	05558	CONEJO VILLAGE	“205 N.MOORPARK ROAD,SUITE D”	THOUSAND OAKS	CA	91360-4353	VENTURA	805 - 495-2019	BT5249330	11:49 AM

5559	05559	LOS ARBOLES SHOPPING CENTER	387 E AVENIDA DE LOS ARBOLES	THOUSAND OAKS	CA	91360-2933	VENTURA	805 - 492-1559	BT5249342	9:01 AM
5560	05560	WESTLAKE HILLS PLAZA	3825 E.THOUSAND OAKS BLVD.	THOUSAND OAKS	CA	91362-3639	VENTURA	805 - 497-3614	BT5249354	12:17 PM
5561	05561	GATEWAY PLAZA	21949 VENTURA BOULEVARD	WOODLAND HILLS	CA	91364-1725	LOS ANGELES	818 - 348-5542	BT5249366	8:25 AM
5562	05562	CASTAIC VILLAGE S/C	31910 CASTAIC ROAD	CASTAIC	CA	91384-3927	LOS ANGELES	661 - 295-0966	BT5249378	9:04 AM
5563	05563	8400 VAN NUYS BOULEVARD		PANORAMA CITY	CA	91402-3610	LOS ANGELES	818 - 891-6785	BT5249380	12:24 PM
5567	05567	SHERMAN WAY SHOPPING CENTER	7239 WOODMAN AVENUE	VAN NUYS	CA	91405-2621	LOS ANGELES	818 - 781-7127	BT5249429	10:04 AM
5568	05568	SATICOY PLAZA	17266 SATICOY STREET	VAN NUYS	CA	91406-2103	LOS ANGELES	818 - 345-1543	BT5249431	11:15 AM
5569	05569	13333 RIVERSIDE DRIVE		SHERMAN OAKS	CA	91423-2508	LOS ANGELES	818 - 907-1431	BT5249443	7:02 AM
5570	05570	15630 VENTURA BOULEVARD		ENCINO	CA	91436-3141	LOS ANGELES	818 - 783-2449	BT5249455	9:49 AM
5571	05571	935 NORTH HOLLYWOOD WAY		BURBANK	CA	91505-2816	LOS ANGELES	818 - 841-5336	BT6084153	10:50 AM
5572	05572	1505 WEST OLIVE AVENUE		BURBANK	CA	91506-2407	LOS ANGELES	818 - 846-7843	BT5249479	11:08 AM
5573	05573	10989 VENTURA BOULEVARD		STUDIO CITY	CA	91604-3341	LOS ANGELES	818 - 980-1797	BT6734152	7:54 AM
5574	05574	VALLEY PLAZA	6639 LAUREL CANYON BOULEVARD	NORTH HOLLYWOOD	CA	91606-1522	LOS ANGELES	818 - 982-0695	BT5249493	12:26 PM
5575	05575	RANCHO VERDE PLAZA	12511 MAGNOLIA BOULEVARD	NORTH HOLLYWOOD	CA	91607-2305	LOS ANGELES	818 - 506-8795	BT5249506	1:05 PM
5576	05576	153 EAST GLADSTONE STREET		AZUSA	CA	91702-4926	LOS ANGELES	626 - 334-3511	BT5249518	9:35 AM
5577	05577	14121 RAMONA BOULEVARD		BALDWIN PARK	CA	91706-3146	LOS ANGELES	626 - 337-0540	BT5249520	12:52 PM
5578	05578	CHINO HILLS MARKETPLACE	4200 CHINO HILLS PKWY STE 500	CHINO HILLS	CA	91709-3779	SAN BERNARDINO	909 - 393-5710	BT5249532	1:04 PM
5579	05579	12059 CENTRAL AVENUE		CHINO	CA	91710-1908	SAN BERNARDINO	909 - 627-4012	BT5249544	8:06 AM
5581	05581	CORONA MARKETPLACE	“1208 MAGNOLIA AVE.,STE.#101”	CORONA	CA	92881-2073	RIVERSIDE	909 - 278-4200	BT5249556	9:01 AM
5582	05582	CORONA PLAZA	380 NORTH MAIN STREET	CORONA	CA	92880-2031	RIVERSIDE	909 - 737-7748	BT5249568	10:24 AM
5583	05583	VILLAGE GROVE PLAZA	1292 BORDER AVENUE	CORONA	CA	92882-3801	RIVERSIDE	909 - 735-1011	BT5249570	10:04 AM
5585	05585	RANCHO BADILLO S/C	139 NORTH GRAND AVENUE	COVINA	CA	91724-2957	LOS ANGELES	626 - 339-8616	BT5249594	11:22 AM
5586	05586	9650 BASELINE ROAD		RANCHO CUCAMONGA	CA	91701-5035	SAN BERNARDINO	909 - 987-3518	BT5249607	9:32 AM
5587	05587	ALTA LOMA SQUARE	8760 19TH STREET	RANCHO CUCAMONGA	CA	91701-4608	SAN BERNARDINO	909 - 989-3235	BT5249619	9:26 AM
5588	05588	SANTA FE PLAZA	3570 SANTA ANITA AVENUE	EL MONTE	CA	91731-2456	LOS ANGELES	626 - 442-9238	BT5249621	9:15 AM
5591	05591	ROWLAND HEIGHTS S/C	18993 COLIMA ROAD	ROWLAND HEIGHTS	CA	91748-2942	LOS ANGELES	626 - 964-6714	BT5249657	12:21 PM
5592	05592	2060 SOUTH HACIENDA BOULEVARD		HACIENDA HEIGHTS	CA	91745-4240	LOS ANGELES	626 - 333-5642	BT5249669	9:30 AM
5593	05593	13905 AMAR ROAD		LA PUENTE	CA	91746-1670	LOS ANGELES	626 - 338-9717	BT5249671	1:12 PM
5595	05595	1480 FOOTHILL BOULEVARD		LA VERNE	CA	91750-3450	LOS ANGELES	909 - 593-2619	BT6193027	11:56 AM
5596	05596	725 GARVEY AVENUE		MONTEREY PARK	CA	91754-2707	LOS ANGELES	626 - 289-8962	BT5247235	1:18 PM
5597	05597	ATLANTIC SQUARE	2150 SOUTH ATLANTIC BOULEVARD	MONTEREY PARK	CA	91754-6839	LOS ANGELES	323 - 726-0385	BT5247259	8:18 AM

5598	05598	222 WEST G STREET		ONTARIO	CA	91762-3228	SAN BERNARDINO	909 - 984-3913	BT5247261	10:29 AM
5600	05600	1050 NORTH MOUNTAIN AVENUE		ONTARIO	CA	91762-2114	SAN BERNARDINO	909 - 986-1509	BT5746663	10:37 AM
5602	05602	1841 EAST 4TH STREET		ONTARIO	CA	91764-2601	SAN BERNARDINO	909 - 983-8202	BT5247312	10:23 AM
5603	05603	COUNTRY HILLS TOWNE CENTER	2797 SOUTH DIAMOND BAR BLVD.	DIAMOND BAR	CA	91765-3513	LOS ANGELES	909 - 595-0912	BT5247324	9:26 AM
5604	05604	611 EAST HOLT AVENUE		POMONA	CA	91767-5625	LOS ANGELES	909 - 469-0083	BT5971836	9:45 AM
5606	05606	8914 VALLEY BOULEVARD		ROSEMEAD	CA	91770-1831	LOS ANGELES	626 - 573-3540	BT5247386	10:07 AM
5608	05608	SAN DIMAS PLAZA	933 WEST ARROW HIGHWAY	SAN DIMAS	CA	91773-2420	LOS ANGELES	909 - 592-2258	BT5247413	12:42 PM
5609	05609	9450 EAST LAS TUNAS DRIVE		TEMPLE CITY	CA	91780-2138	LOS ANGELES	626 - 286-0152	BT5247437	10:47 AM
5610	05610	WOODSIDE VILLAGE PLAZA	1528 EAST AMAR ROAD	WEST COVINA	CA	91792-1618	LOS ANGELES	626 - 965-2016	BT5247451	12:55 PM
5611	05611	920 EAST VALLEY BOULEVARD		ALHAMBRA	CA	91801-5226	LOS ANGELES	626 - 281-8422	BT5247463	11:44 AM
5612	05612	69 EAST MAIN STREET		ALHAMBRA	CA	91801-3514	LOS ANGELES	626 - 300-8049	BT5247487	12:17 PM
5613	05613	4348 BONITA ROAD		BONITA	CA	91902-1421	SAN DIEGO	619 - 267-1617	BT5232323	11:45 AM
5614	05614	740 OTAY LAKES ROAD		CHULA VISTA	CA	91910-6915	SAN DIEGO	619 - 421-4872	BT5232335	11:57 AM
5615	05615	507 TELEGRAPH CANYON ROAD		CHULA VISTA	CA	91910-6436	SAN DIEGO	619 - 421-2988	BT5232347	1:06 PM
5616	05616	1325 3RD AVENUE		CHULA VISTA	CA	91911-4302	SAN DIEGO	619 - 427-7390	BT5232359	12:48 PM
5617	05617	2230 OTAY LAKES ROAD		CHULA VISTA	CA	91915-1000	SAN DIEGO	619 - 656-6944	BT5232361	12:33 PM
5618	05618	7224 BROADWAY		LEMON GROVE	CA	91945-2537	SAN DIEGO	619 - 465-6694	BT6075546	1:14 PM
5620	05620	SPRING VALLEY CENTER	661 SWEETWATER ROAD	SPRING VALLEY	CA	91977-2358	SAN DIEGO	619 - 463-9848	BT5232397	1:44 PM
5621	05621	955 TAMARACK AVENUE		CARLSBAD	CA	92008-3414	SAN DIEGO	760 - 729-4877	BT5232400	1:38 PM
5622	05622	7100 AVENIDA ENCINAS C		CARLSBAD	CA	92009-4657	SAN DIEGO	760 - 431-7380	BT5232412	1:08 PM
5623	05623	2516 JAMACHA ROAD		EL CAJON	CA	92019-4363	SAN DIEGO	619 - 670-9769	BT5232424	2:45 PM
5625	05625	1135 AVOCADO BOULEVARD		EL CAJON	CA	92020-7702	SAN DIEGO	619 - 447-2332	BT5232448	12:28 PM
5626	05626	400 NORTH 2ND STREET		EL CAJON	CA	92021-6446	SAN DIEGO	619 - 442-4701	BT5232450	1:00 PM
5627	05627	SANTA FE PLAZA	439 SANTA FE DRIVE	ENCINITAS	CA	92024-5134	SAN DIEGO	760 - 753-2114	BT5232462	10:55 AM
5628	05628	315 WEST WASHINGTON AVENUE		ESCONDIDO	CA	92025-1704	SAN DIEGO	760 - 746-1061	BT6145850	8:15 AM
5629	05629	FELICITA TOWN CENTER	1825 SOUTH CENTRE CITY PKWY.	ESCONDIDO	CA	92025-6525	SAN DIEGO	760 - 738-4236	BT5232486	9:58 AM
5631	05631	1331 SOUTH MISSION ROAD		FALLBROOK	CA	92028-4006	SAN DIEGO	760 - 728-6063	BT6163341	10:02 AM
5632	05632	9532 WINTER GARDENS BLVD.		LAKESIDE	CA	92040-4006	SAN DIEGO	619 - 390-7342	BT5232513	11:33 AM
5634	05634	1201 SOUTH COAST HIGHWAY		OCEANSIDE	CA	92054-5119	SAN DIEGO	760 - 433-4013	BT6162515	2:00 PM
5635	05635	3813 PLAZA DRIVE		OCEANSIDE	CA	92056-4624	SAN DIEGO	760 - 941-0712	BT5232549	1:06 PM
5636	05636	463 COLLEGE BOULEVARD		OCEANSIDE	CA	92057-5435	SAN DIEGO	760 - 630-3559	BT5232551	12:45 PM
5637	05637	POWAY PLAZA SHOPPING CENTER	12666 POWAY ROAD	POWAY	CA	92064-4416	SAN DIEGO	858 - 486-0851	BT5232563	1:05 PM
5638	05638	BIG BEAR CENTER	1670 MAIN STREET	RAMONA	CA	92065-5240	SAN DIEGO	760 - 788-7074	BT5232575	10:02 AM
5639	05639	121 SOUTH RANCHO SANTA FE ROAD		SAN MARCOS	CA	92069-2501	SAN DIEGO	760 - 744-2583	BT5232587	11:32 AM
5641	05641	9759 MISSION GORGE ROAD		SANTEE	CA	92071-3809	SAN DIEGO	619 - 449-1950	BT5232602	12:58 PM
5642	05642	1363 EAST VISTA WAY		VISTA	CA	92084-4041	SAN DIEGO	760 - 726-1909	BT5232614	10:13 AM
5643	05643	427 C STREET #100		SAN DIEGO	CA	92101-5108	SAN DIEGO	619 - 233-1666	BT5232626	10:15 AM

5644	05644	535 ROBINSON AVENUE		SAN DIEGO	CA	92103-4209	SAN DIEGO	619 - 291-3705	BT5232638	7:59 AM
5645	05645	3959 30TH STREET		SAN DIEGO	CA	92104-3004	SAN DIEGO	619 - 296-4291	BT5232640	9:38 AM
5646	05646	METRO CENTER	1735 EUCLID AVENUE	SAN DIEGO	CA	92105-5414	SAN DIEGO	619 - 264-7211	BT5232652	10:20 AM
5647	05647	4840 NIAGARA AVENUE		SAN DIEGO	CA	92107-3115	SAN DIEGO	619 - 222-7503	BT5232664	9:58 AM
5649	05649	6939 LINDA VISTA ROAD		SAN DIEGO	CA	92111-6305	SAN DIEGO	858 - 277-6730	BT5232688	10:46 AM
5650	05650	OTTO PLAZA	3506 NATIONAL AVENUE	SAN DIEGO	CA	92113-3114	SAN DIEGO	619 - 239-3270	BT5232690	11:03 AM
5651	05651	6405 EL CAJON BOULEVARD		SAN DIEGO	CA	92115-2642	SAN DIEGO	619 - 286-3470	BT6193647	11:40 AM
5652	05652	3650 ADAMS AVENUE		SAN DIEGO	CA	92116-2212	SAN DIEGO	619 - 563-0802	BT5239024	9:24 AM
5653	05653	5270 BALBOA AVENUE		SAN DIEGO	CA	92117-6902	SAN DIEGO	858 - 292-9349	BT6193635	10:36 AM
5654	05654	3081-B CLAIREMONT DRIVE		SAN DIEGO	CA	92117-6802	SAN DIEGO	619 - 275-1175	BT5239050	10:29 AM
5655	05655	836 ORANGE AVENUE		CORONADO	CA	92118-2619	SAN DIEGO	619 - 435-6585	BT5239086	11:23 AM
5656	05656	8694 LAKE MURRAY BLVD.		SAN DIEGO	CA	92119-2828	SAN DIEGO	619 - 460-5978	BT5239098	1:44 PM
5657	05657	MISSION GORGE SHOPPING CENTER	6505 MISSION GORGE ROAD	SAN DIEGO	CA	92120-2306	SAN DIEGO	619 - 284-3345	BT5239101	10:23 AM
5658	05658	UNIVERSITY SQUARE	4077 GOVERNOR DRIVE	SAN DIEGO	CA	92122-2522	SAN DIEGO	858 - 453-0631	BT5239113	11:38 AM
5660	05660	10631 TIERRASANTA BOULEVARD		SAN DIEGO	CA	92124-2605	SAN DIEGO	858 - 576-0972	BT5239149	9:20 AM
5661	05661	8985 MIRA MESA BOULEVARD		SAN DIEGO	CA	92126-2716	SAN DIEGO	858 - 566-3490	BT5239151	9:09 AM
5662	05662	11845 CARMEL MOUNTAIN RD.		SAN DIEGO	CA	92128-4602	SAN DIEGO	858 - 451-5711	BT5239163	10:08 AM
5665	05665	13167 BLACK MOUNTAIN ROAD		SAN DIEGO	CA	92129-2684	SAN DIEGO	858 - 484-7909	BT5239199	9:18 AM
5666	05666	3515 DELMAR HEIGHTS ROAD		SAN DIEGO	CA	92130-2122	SAN DIEGO	858 - 792-7040	BT5239202	9:17 AM
5668	05668	1854 CORONADO AVENUE		SAN DIEGO	CA	92154-2007	SAN DIEGO	619 - 424-8612	BT5239226	1:35 PM
5670	05670	INDIO PLAZA	82-154 HIGHWAY 111	INDIO	CA	92201-5654	RIVERSIDE	760 - 342-7076	BT5239238	9:34 AM
5671	05671	SUNLAKES VILLAGE	300 S HIGHLAND AVE SUITE 9	BANNING	CA	92220-6504	RIVERSIDE	909 - 769-1285	BT5239240	8:21 AM
5672	05672	STAGECOACH PLAZA	3317 WEST RAMSEY STREET	BANNING	CA	92220-3503	RIVERSIDE	909 - 849-8614	BT5239252	8:59 AM
5673	05673	890 EAST HOBSON WAY		BLYTHE	CA	92225-1800	RIVERSIDE	760 - 922-9867	BT5239290	9:30 AM
5674	05674	405 WEST MAIN STREET		BRAWLEY	CA	92227-2244	IMPERIAL	760 - 344-5732	BT5239303	12:32 PM
5675	05675	244 EAST 3RD STREET		CALEXICO	CA	92231-2758	IMPERIAL	760 - 357-2596	BT5239315	2:53 PM
5676	05676	CATHEDRAL VILLAGE	69155 RAMON ROAD	CATHEDRAL CITY	CA	92234-3344	RIVERSIDE	760 - 770-3097	BT5239327	1:49 PM
5678	05678	COACHELLA SHOPPING CENTER	49-681 HARRISON STREET	COACHELLA	CA	92236-1465	RIVERSIDE	760 - 398-0833	BT5239365	8:57 AM
5679	05679	12900 PALM DRIVE		DESERT HOT SPRINGS	CA	92240-4567	RIVERSIDE	760 - 251-3866	BT6817728	11:48 AM
5680	05680	1501 WEST MAIN STREET		EL CENTRO	CA	92243-2211	IMPERIAL	760 - 352-5731	BT5239391	9:54 AM
5681	05681	EAST PALMS TO PINES CENTER	72-875 HIGHWAY 111	PALM DESERT	CA	92260-3312	RIVERSIDE	760 - 346-2618	BT5239404	12:13 PM
5682	05682	DESERT SPRINGS MARKETPLACE	74958 COUNTRY CLUB DRIVE	PALM DESERT	CA	92260-1960	RIVERSIDE	760 - 776-9760	BT5239416	11:42 AM
5683	05683	366 SOUTH PALM CANYON DRIVE		PALM SPRINGS	CA	92262-7302	RIVERSIDE	760 - 325-2326	BT5239430	3:23 PM
5684	05684	2333 TAHQUITZ CANYON WAY		PALM SPRINGS	CA	92262-7009	RIVERSIDE	760 - 327-9133	BT5239442	3:03 PM
5685	05685	29 PALMS PLAZA	71717 29 PALMS HIGHWAY	TWENTYNINE PALMS	CA	92277-2084	SAN BERNARDINO	760 - 367-3262	BT5239466	10:07 AM
5686	05686	57646 29 PALMS HIGHWAY		YUCCA VALLEY	CA	92284-3073	SAN BERNARDINO	760 - 365-2618	BT5239478	10:56 AM

5687	05687	21738 US HIGHWAY 18		APPLE VALLEY	CA	92307-3916	SAN BERNARDINO	760 - 247-1840	BT6755512	10:10 AM
5690	05690	STATER BROTHERS S/C	943 ARMORY ROAD	BARSTOW	CA	92311-5461	SAN BERNARDINO	760 - 252-3502	BT5247603	9:29 AM
5691	05691	PO BOX 6987	42146 BIG BEAR BOULEVARD	BIG BEAR LAKE	CA	92315-1609	SAN BERNARDINO	909 - 866-2211	BT5247639	12:10 PM
5692	05692	PO BOX 2338	“27177 HIGHWAY 189, STE E”	BLUE JAY	CA	92317-2338	SAN BERNARDINO	909 - 336-1275	BT5247641	1:21 PM
5693	05693	2025 EAST WASHINGTON STREET		COLTON	CA	92324-4704	SAN BERNARDINO	909 - 824-8299	BT5247665	10:22 AM
5694	05694	1133 N.MOUNT VERNON AVE.		COLTON	CA	92324-2554	SAN BERNARDINO	909 - 825-6731	BT5248845	10:36 AM
5695	05695	FOOTHILL PLAZA	16910 FOOTHILL BOULEVARD	FONTANA	CA	92335-3502	SAN BERNARDINO	909 - 350-0493	BT5248770	10:14 AM
5696	05696	SOUTHRIDGE PLAZA	11673 CHERRY AVENUE	FONTANA	CA	92337-0141	SAN BERNARDINO	909 - 357-2031	BT5248821	12:10 PM
5697	05697	15510 MAIN STREET		HESPERIA	CA	92345-3427	SAN BERNARDINO	760 - 948-1472	BT6013267	1:25 PM
5699	05699	NEEDLES TOWN CENTER	1020 EAST BROADWAY STREET	NEEDLES	CA	92363-3809	SAN BERNARDINO	760 - 326-2944	BT5248617	11:00 AM
5700	05700	PHELAN VILLAGE S/C	4013 PHELAN ROAD	PHELAN	CA	92371-8912	SAN BERNARDINO	760 - 868-3413	BT5248631	1:56 PM
5701	05701	700 EAST REDLANDS BLVD SUITE A		REDLANDS	CA	92373-6168	SAN BERNARDINO	909 - 793-3568	BT5248643	11:33 AM
5702	05702	585 SOUTH RIVERSIDE AVENUE		RIALTO	CA	92376-7071	SAN BERNARDINO	909 - 820-7474	BT5248667	11:17 AM
5703	05703	RANCHO VERDE PLAZA	2020 NORTH RIVERSIDE AVENUE	RIALTO	CA	92377-4600	SAN BERNARDINO	909 - 873-2835	BT5248794	9:33 AM
5704	05704	27350 SUN CITY BOULEVARD		SUN CITY	CA	92586-5506	RIVERSIDE	909 - 301-0063	BT5247817	8:25 AM
5705	05705	14532 7TH STREET		VICTORVILLE	CA	92392-4214	SAN BERNARDINO	760 - 245-6600	BT5248477	11:06 AM
5706	05706	13720 BEAR VALLEY ROAD		VICTORVILLE	CA	92392-8713	SAN BERNARDINO	760 - 955-2070	BT5248465	11:30 AM
5708	05708	FONTANA SIERRA CENTER	9940 SIERRA AVENUE	FONTANA	CA	92335-6721	SAN BERNARDINO	909 - 822-8122	BT5248427	11:51 AM
5709	05709	34420 YUCAIPA BOULEVARD		YUCAIPA	CA	92399-2412	SAN BERNARDINO	909 - 797-1312	BT5248415	7:55 AM
5710	05710	SAN BERNARDINO PLAZA	2130 EAST HIGHLAND AVENUE	SAN BERNARDINO	CA	92404-4628	SAN BERNARDINO	909 - 862-4678	BT5247829	10:40 AM
5711	05711	SHANDIN HILLS SHOPPING CENTER	949 KENDALL DRIVE	SAN BERNARDINO	CA	92407-5801	SAN BERNARDINO	909 - 886-1461	BT5247831	8:15 AM
5712	05712	6150 VAN BUREN BOULEVARD		RIVERSIDE	CA	92503-8013	RIVERSIDE	909 - 688-5155	BT5247843	12:11 PM
5713	05713	WOODCREST PLAZA	17126 VAN BUREN BOULEVARD	RIVERSIDE	CA	92504-5905	RIVERSIDE	909 - 780-3343	BT5247855	11:08 AM
5714	05714	FIVE POINTS SHOPPING CENTER	4790 LA SIERRA AVENUE	RIVERSIDE	CA	92505-2726	RIVERSIDE	909 - 688-4196	BT5247867	10:36 AM
5715	05715	MAGNOLIA TOWN CENTER	6075 MAGNOLIA AVENUE	RIVERSIDE	CA	92506-2525	RIVERSIDE	909 - 682-0177	BT5247879	8:40 AM
5716	05716	3849 CHICAGO AVENUE		RIVERSIDE	CA	92507-5336	RIVERSIDE	909 - 686-2671	BT5247881	9:50 AM
5717	05717	CANYON CREST TOWNE CENTER	“5225 CANYON CREST DRIVE, #8”	RIVERSIDE	CA	92507-6301	RIVERSIDE	909 - 686-2203	BT5247893	9:19 AM
5718	05718	8015 LIMONITE AVENUE		RIVERSIDE	CA	92509-0562	RIVERSIDE	909 - 361-0263	BT6716899	8:00 AM
5720	05720	LAKE ELSINORE TOWN CENTER	32261 MISSION TRAIL	LAKE ELSINORE	CA	92530-4577	RIVERSIDE	909 - 674-0301	BT5247918	12:26 PM
5722	05722	RAMONA PLAZA	1390 EAST FLORIDA AVENUE	HEMET	CA	92544-8640	RIVERSIDE	909 - 925-1651	BT5247932	10:10 AM
5724	05724	TOWNE HOUSE PLAZA	1735 WEST FLORIDA AVENUE	HEMET	CA	92545-3717	RIVERSIDE	909 - 658-3418	BT5247956	9:49 AM

5725	05725	23965 IRONWOOD AVENUE		MORENO VALLEY	CA	92557-7153	RIVERSIDE	909 - 242-1742	BT6194358	12:31 PM
5727	05727	40640 CALIFORNIA OAKS ROAD		MURRIETA	CA	92562-5857	RIVERSIDE	909 - 677-2762	BT6163911	6:52 AM
5728	05728	MURRIETA TOWN CENTER	40481 MURRIETA HOT SPRGS.ROAD	MURRIETA	CA	92563-6401	RIVERSIDE	909 - 698-9793	BT5247994	9:51 AM
5729	05729	1688 NORTH PERRIS BOULEVARD		PERRIS	CA	92571-4709	RIVERSIDE	909 - 943-6868	BT6393970	11:29 AM
5730	05730	25906 NEWPORT ROAD		SUN CITY	CA	92584-9130	RIVERSIDE	909 - 679-5199	BT5248174	9:07 AM
5731	05731	BREA PLAZA	471 SOUTH ASSOCIATED ROAD	BREA	CA	92821-5801	ORANGE	714 - 990-0606	BT5248198	11:10 AM
5732	05732	GATEWAY SHOPPING CENTER	405 WEST IMPERIAL HIGHWAY	BREA	CA	92821-4814	ORANGE	714 - 529-2176	BT5248201	10:11 AM
5733	05733	233 EAST 17TH STREET		COSTA MESA	CA	92627-3831	ORANGE	949 - 646-4960	BT5248213	7:47 AM
5734	05734	2300 HARBOR BOULEVARD	SUITE G	COSTA MESA	CA	92626-6250	ORANGE	949 - 645-7331	BT6486105	9:27 AM
5735	05735	24829 DEL PRADO		DANA POINT	CA	92629-2852	ORANGE	949 - 493-5100	BT5248249	11:16 AM
5736	05736	24330 EL TORO ROAD		LAGUNA HILLS	CA	92653-2775	ORANGE	949 - 830-0391	BT6209743	11:40 AM
5738	05738	1725 WEST ORANGETHORPE AVE.		FULLERTON	CA	92833-4537	ORANGE	714 - 525-8432	BT5248299	12:49 PM
5739	05739	12897 HARBOR BOULEVARD		GARDEN GROVE	CA	92840-5808	ORANGE	714 - 636-1143	BT5248302	12:32 PM
5740	05740	9661 CHAPMAN AVENUE		GARDEN GROVE	CA	92841-2706	ORANGE	714 - 530-4730	BT5249710	10:03 AM
5741	05741	13822 BROOKHURST STREET		GARDEN GROVE	CA	92843-3121	ORANGE	714 - 530-3136	BT5249722	11:53 AM
5742	05742	12491 VALLEY VIEW STREET		GARDEN GROVE	CA	92845-2032	ORANGE	714 - 894-9230	BT5249734	9:03 AM
5743	05743	11961 VALLEY VIEW STREET		GARDEN GROVE	CA	92845-1238	ORANGE	714 - 892-1457	BT5249746	8:49 AM
5744	05744	21132 BEACH BOULEVARD		HUNTINGTON BEACH	CA	92648-5404	ORANGE	714 - 536-8359	BT5249758	10:43 AM
5745	05745	5881 WARNER AVENUE		HUNTINGTON BEACH	CA	92649-4657	ORANGE	714 - 846-5291	BT5249760	12:15 PM
5746	05746	1610 SAN MIGUEL DRIVE		NEWPORT BEACH	CA	92660-7121	ORANGE	949 - 644-6422	BT5249772	10:39 AM
5747	05747	1016 BAYSIDE DRIVE		NEWPORT BEACH	CA	92660-7462	ORANGE	949 - 760-0111	BT5249784	11:36 AM
5748	05748	1825 EAST CHAPMAN AVENUE		ORANGE	CA	92867-7774	ORANGE	714 - 538-3382	BT5249796	7:26 AM
5749	05749	801 NORTH EL CAMINO REAL		SAN CLEMENTE	CA	92672-4649	ORANGE	949 - 498-6752	BT5249809	11:20 AM
5750	05750	31890 PLAZA DRIVE		SAN JUAN CAPISTRANO	CA	92675-3725	ORANGE	949 - 248-3318	BT5249811	11:13 AM
5751	05751	32121 CAMINO CAPISTRANO		SAN JUAN CAPISTRANO	CA	92675-3716	ORANGE	949 - 493-2178	BT5249823	10:34 AM
5753	05753	30222 CROWN VALLEY PARKWAY		LAGUNA NIGUEL	CA	92677-2332	ORANGE	949 - 495-5823	BT5249847	1:04 PM
5754	05754	13151 JAMBOREE ROAD		TUSTIN	CA	92782-9150	ORANGE	714 - 573-0908	BT5249859	11:30 AM
5755	05755	630 EAST 1ST STREET		TUSTIN	CA	92780-3418	ORANGE	714 - 544-7274	BT5249861	11:02 AM
5756	05756	6767 WESTMINSTER BOULEVARD		WESTMINSTER	CA	92683-3706	ORANGE	714 - 897-8521	BT5249873	10:46 AM
5757	05757	COUNTRY CLUB VILLAGE	19701 YORBA LINDA BOULEVARD	YORBA LINDA	CA	92886-3532	ORANGE	714 - 970-7666	BT5249885	9:51 AM
5758	05758	31541 SANTA MARGARITA PARKWAY		RANCHO STA MARGARITA	CA	92688-1837	ORANGE	949 - 858-7737	BT5249897	9:45 AM
5759	05759	111 NORTH MAIN STREET		SANTA ANA	CA	92701-5210	ORANGE	714 - 648-0885	BT6616734	1:05 PM
5760	05760	1406 WEST EDINGER AVENUE		SANTA ANA	CA	92704-4307	ORANGE	714 - 546-6191	BT5249912	9:38 AM
5761	05761	BRISTOL PLAZA	3325 SOUTH BRISTOL STREET	SANTA ANA	CA	92704-7245	ORANGE	714 - 979-4060	BT5249924	10:20 AM

5762	05762	FOUNTAIN VALLEY PROMENADE	18395 BROOKHURST STREET	FOUNTAIN VALLEY	CA	92708-6705	ORANGE	714 - 965-1973	BT5249936	9:39 AM
5763	05763	VILLAGE CENTER	17904 MAGNOLIA STREET	FOUNTAIN VALLEY	CA	92708-5039	ORANGE	714 - 962-9713	BT5249948	8:59 AM
5765	05765	3875 ALTON PARKWAY		IRVINE	CA	92606-8203	ORANGE	949 - 250-4465	BT5249962	9:12 AM
5766	05766	UNIVERSITY PARK	18112 CULVER DRIVE	IRVINE	CA	92612-2730	ORANGE	949 - 786-0151	BT5249974	8:15 AM
5768	05768	BROOKHURST S/C	921 SOUTH BROOKHURST STREET	ANAHEIM	CA	92804-4385	ORANGE	714 - 772-0240	BT5249998	12:16 PM
5769	05769	EAST ANAHEIM CENTER	2120 EAST LINCOLN AVENUE	ANAHEIM	CA	92806-4197	ORANGE	714 - 533-9963	BT5250004	9:12 AM
5770	05770	RANCHO YORBA S/C	5560 EAST SANTA ANA ROAD	ANAHEIM HILLS	CA	92807-3124	ORANGE	714 - 998-4801	BT5250016	12:02 PM
5771	05771	MISSION PLAZA S/C	131 WEST MAIN STREET	VENTURA	CA	93001-2509	VENTURA	805 - 643-1121	BT5250028	10:32 AM
5772	05772	CENTURA PLAZA	2738 EAST THOMPSON BLVD.	VENTURA	CA	93003-2719	VENTURA	805 - 648-7795	BT5250030	10:57 AM
5775	05775	2550 LAS POSAS ROAD		CAMARILLO	CA	93010-3435	VENTURA	805 - 482-2135	BT5250066	9:30 AM
5776	05776	CASITAS PLAZA	1012 CASITAS PASS ROAD	CARPINTERIA	CA	93013-2109	SANTA BARBARA	805 - 684-4816	BT5250078	9:38 AM
5777	05777	600 VENTURA STREET		FILLMORE	CA	93015-1925	VENTURA	805 - 524-9792	BT5250080	1:07 PM
5778	05778	3941 SPRING ROAD		MOORPARK	CA	93021-2300	VENTURA	805 - 529-5726	BT6203727	9:35 AM
5779	05779	11496 NORTH VENTURA AVE.		OJAI	CA	93023-4155	VENTURA	805 - 646-6697	BT5250105	10:53 AM
5780	05780	FREMONT SQUARE	720 NORTH VENTURA ROAD	OXNARD	CA	93030-4413	VENTURA	805 - 983-1097	BT5250117	7:32 AM
5781	05781	OXNARD MALL	2661 SAVIERS ROAD	OXNARD	CA	93033-4554	VENTURA	805 - 483-8676	BT5250129	9:26 AM
5782	05782	OLIVERIA PLAZA	733 W.CHANNEL ISLANDS BLVD.	PORT HUENEME	CA	93041-2130	VENTURA	805 - 985-2326	BT5250131	8:59 AM
5783	05783	221 EAST HARVARD BOULEVARD		SANTA PAULA	CA	93060-3315	VENTURA	805 - 525-4014	BT6246816	12:38 PM
5786	05786	5845 EAST LOS ANGELES AVE.		SIMI VALLEY	CA	93063-4256	VENTURA	805 - 522-2029	BT5250181	12:07 PM
5787	05787	MOUNTAIN GATE PLAZA	1159 EAST LOS ANGELES AVENUE	SIMI VALLEY	CA	93065-2846	VENTURA	805 - 526-5395	BT5250179	11:02 AM
5788	05788	MILPAS SHOPPING CENTER	35 SOUTH MILPAS STREET	SANTA BARBARA	CA	93103-3305	SANTA BARBARA	805 - 965-0787	BT5250193	10:16 AM
5789	05789	825 STATE STREET		SANTA BARBARA	CA	93101-3206	SANTA BARBARA	805 - 966-2760	BT5250206	10:30 AM
5790	05790	MESA SHOPPING CENTER	1976 CLIFF DRIVE	SANTA BARBARA	CA	93109-1504	SANTA BARBARA	805 - 564-6599	BT5249683	10:38 AM
5791	05791	FAIRVIEW SHOPPING CENTER	199 NORTH FAIRVIEW AVENUE	GOLETA	CA	93117-2304	SANTA BARBARA	805 - 964-9892	BT5249695	10:58 AM
5792	05792	THE PLAZA	“7127 HOLLISTER AVE., #28”	GOLETA	CA	93117-2859	SANTA BARBARA	805 - 968-2954	BT5249708	11:27 AM
5793	05793	COALINGA SHOPPING CENTER	159 WEST POLK STREET	COALINGA	CA	93210-2302	FRESNO	559 - 935-3597	BT5253644	11:41 AM
5794	05794	CORONET CENTER	611 CECIL AVENUE	DELANO	CA	93215-2023	KERN	661 - 725-1312	BT5253656	9:10 AM
5795	05795	REDWOOD PLAZA S/C	1119 WEST VISALIA ROAD	EXETER	CA	93221-2204	TULARE	559 - 592-4901	BT5253668	12:05 PM
5796	05796	707 WEST LACEY BOULEVARD		HANFORD	CA	93230-4326	KINGS	559 - 584-1896	BT6093897	12:41 PM
5797	05797	5530 LAKE ISABELLA BOULEVARD		LAKE ISABELLA	CA	93240-3740	KERN	760 - 379-5621	BT5253682	8:24 AM
5798	05798	OLIVEWOOD SHOPPING CENTER	262 NORTH HIGHWAY 65	LINDSAY	CA	93247-2702	TULARE	559 - 562-4404	BT5253694	11:38 AM

5799	05799	66 WEST MORTON AVENUE		PORTERVILLE	CA	93257-2331	TULARE	559 - 788-0452	BT6785010	10:35 AM
5800	05800	1076 WEST KERN STREET		TAFT	CA	93268-2743	KERN	661 - 763-3132	BT6052257	10:59 AM
5803	05803	HERITAGE PLACE	110 EAST CROSS AVENUE	TULARE	CA	93274-2850	TULARE	559 - 686-1588	BT5253733	9:20 AM
5805	05805	2727 SOUTH MOONEY BLVD.		VISALIA	CA	93277-6240	TULARE	559 - 733-0770	BT5253757	11:14 AM
5806	05806	5212 WEST WALNUT AVENUE		VISALIA	CA	93277-3475	TULARE	559 - 733-5404	BT6185272	10:05 AM
5807	05807	2501 HIGHWAY 46		WASCO	CA	93280-2919	KERN	661 - 758-0133	BT6456479	9:44 AM
5809	05809	1601 23RD STREET		BAKERSFIELD	CA	93301-3911	KERN	661 - 324-8974	BT6199651	9:52 AM
5811	05811	1425 SOUTH H STREET		BAKERSFIELD	CA	93304-4512	KERN	661 - 833-1680	BT6575899	9:25 AM
5814	05814	EAST HILLS VILLAGE	2681 OSWELL STREET	BAKERSFIELD	CA	93306-3199	KERN	661 - 872-6272	BT5235913	10:40 AM
5815	05815	100 CHINA GRADE LOOP		BAKERSFIELD	CA	93308-1739	KERN	661 - 393-3358	BT6575887	11:25 AM
5816	05816	715 AIRPORT DRIVE		BAKERSFIELD	CA	93308-4129	KERN	661 - 392-7059	BT6539728	11:38 AM
5817	05817	8000 WHITE LANE		BAKERSFIELD	CA	93309-7688	KERN	661 - 837-2198	BT5235949	11:31 AM
5820	05820	1251 JOHNSON AVENUE		SAN LUIS OBISPO	CA	93401-3306	SAN LUIS OBISPO	805 - 545-0655	BT5248857	9:06 AM
5821	05821	LOS OSOS SHOPPING CENTER	1110 LOS OSOS VALLEY ROAD	LOS OSOS	CA	93402-3204	SAN LUIS OBISPO	805 - 528-5779	BT5248869	11:19 AM
5822	05822	FOOTHILL PLAZA	765 FOOTHILL BOULEVARD	SAN LUIS OBISPO	CA	93405-1617	SAN LUIS OBISPO	805 - 543-5697	BT5248871	8:40 AM
5824	05824	1207 GRAND AVENUE		ARROYO GRANDE	CA	93420-2419	SAN LUIS OBISPO	805 - 489-1830	BT5248895	10:39 AM
5825	05825	1690 GRAND AVENUE		ARROYO GRANDE	CA	93420-2424	SAN LUIS OBISPO	805 - 474-0469	BT6703804	10:29 AM
5827	05827	ADOBE PLAZA	7055 EL CAMINO REAL	ATASCADERO	CA	93422-4523	SAN LUIS OBISPO	805 - 466-8722	BT5248934	10:08 AM
5830	05830	CYPRESS PLAZA S/C	740 QUINTANA ROAD	MORRO BAY	CA	93442-1940	SAN LUIS OBISPO	805 - 772-6198	BT5248984	11:04 AM
5831	05831	WILLIAMS PLAZA	1151 CRESTON ROAD	PASO ROBLES	CA	93446-3031	SAN LUIS OBISPO	805 - 239-3028	BT5249001	9:40 AM
5832	05832	2424 SPRING STREET		PASO ROBLES	CA	93446-1226	SAN LUIS OBISPO	805 - 239-3208	BT5249025	10:00 AM
5833	05833	PISMO COAST PLAZA	531 FIVE CITIES DRIVE	PISMO BEACH	CA	93449-3007	SAN LUIS OBISPO	805 - 773-1825	BT5249049	9:50 AM
5835	05835	345 TOWN CENTER WEST		SANTA MARIA	CA	93458-5076	SANTA BARBARA	805 - 925-1167	BT5249075	9:09 AM
5836	05836	BROADWAY PAVILION	2410 SOUTH BROADWAY	SANTA MARIA	CA	93454-7818	SANTA BARBARA	805 - 925-6404	BT5249087	9:58 AM
5837	05837	9482 CALIFORNIA CITY BOULEVARD		CALIFORNIA CITY	CA	93505-1700	KERN	760 - 373-5268	BT5834254	11:02 AM
5839	05839	1375 ROCKING W DRIVE		BISHOP	CA	93514-1995	INYO	760 - 873-7883	BT5236016	10:08 AM
5840	05840	“44226 NORTH 10TH STREET, WEST		LANCASTER	CA	93534-4134	LOS ANGELES	661 - 948-3343	BT5236028	8:46 AM
5841	05841	EAST LANCASTER PLAZA	1030 EAST AVENUE J	LANCASTER	CA	93535-3840	LOS ANGELES	661 - 949-7140	BT5236030	9:16 AM
5842	05842	PO BOX 128	26 OLD MAMMOTH ROAD	MAMMOTH LAKES	CA	93546-0128	MONO	760 - 934-8561	BT6178075	8:59 AM
5844	05844	4616 EAST AVENUE S		PALMDALE	CA	93552-4418	LOS ANGELES	661 - 285-9473	BT5236078	12:36 PM
5845	05845	RIDGECREST TOWNE CENTRE	840 NORTH CHINA LAKE BLVD.	RIDGECREST	CA	93555-3544	KERN	760 - 375-0223	BT5236080	1:55 PM
5846	05846	ROSAMOND ALBERTSON’S CENTER	2547 WEST ROSAMOND BLVD.	ROSAMOND	CA	93560-6434	KERN	661 - 256-1116	BT5236092	11:39 AM
5847	05847	811 TUCKER ROAD		TEHACHAPI	CA	93561-2510	KERN	661 - 822-9232	BT5236117	10:27 AM
5848	05848	COUNTY WOOD PLAZA	1780 WEST ROBERTSON BLVD.	CHOWCHILLA	CA	93610-9016	MADERA	559 - 665-1096	BT5236129	9:44 AM
5849	05849	SIERRA PAVILION	1155 SHAW AVENUE	CLOVIS	CA	93612-3928	FRESNO	559 - 297-4198	BT5236143	12:43 PM
5852	05852	MERCANTILE ROW S/C	2200 EAST EL MONTE WAY	DINUBA	CA	93618-9377	TULARE	559 - 591-1401	BT5236181	12:31 PM
5853	05853	KERMAN SHOPPING CENTER	15196 WHITESBRIDGE RD.	KERMAN	CA	93630-1019	FRESNO	559 - 846-7115	BT5236193	12:59 PM

5855	05855	CANAL FARM SHOPPING CENTER	1317 EAST PACHECO BOULEVARD	LOS BANOS	CA	93635-4335	MERCED	209 - 826-3036	BT5236218	8:50 AM
5856	05856	BETHARD SQUARE	335 WEST OLIVE AVENUE	MADERA	CA	93637-5402	MADERA	559 - 674-2182	BT5236220	9:22 AM
5858	05858	TOWN & COUNTRY MARKET	975 EAST MANNING AVENUE	REEDLEY	CA	93654-2348	FRESNO	559 - 638-6349	BT5236256	12:03 PM
5859	05859	SUNNYMEAD SHOPPING CENTER	2680 JENSEN AVENUE	SANGER	CA	93657-9777	FRESNO	559 - 875-6080	BT5234846	11:22 AM
5860	05860	SELMA PLAZA	2857 WHITSON AVENUE	SELMA	CA	93662-2623	FRESNO	559 - 896-7105	BT5234858	9:03 AM
5861	05861	3011 NORTH CEDAR AVENUE		FRESNO	CA	93703-1530	FRESNO	559 - 229-6883	BT5234860	10:02 AM
5862	05862	1210 NORTH BLACKSTONE AVENUE		FRESNO	CA	93703-3606	FRESNO	559 - 445-0694	BT6061662	1:52 PM
5863	05863	6074 NORTH 1ST AVE.		FRESNO	CA	93710-5405	FRESNO	559 - 431-5231	BT5235848	11:25 AM
5864	05864	750 WEST BULLARD AVENUE		FRESNO	CA	93704-1610	FRESNO	559 - 437-0590	BT5237361	10:21 AM
5865	05865	2047 WEST SHAW AVENUE		FRESNO	CA	93711-3404	FRESNO	559 - 224-0920	BT5237373	9:11 AM
5869	05869	3795 WEST SHIELDS AVENUE		FRESNO	CA	93722-5247	FRESNO	559 - 271-5030	BT6713451	8:52 AM
5872	05872	5574 EAST KINGS CANYON		FRESNO	CA	93727-4526	FRESNO	559 - 458-0534	BT6603749	10:50 AM
5876	05876	880 NORTHRIDGE CENTER		SALINAS	CA	93906-2098	MONTEREY	831 - 449-2481	BT5237474	12:59 PM
5879	05879	SANTA LUCIA SHOPPING CENTER	650 WALNUT AVENUE	GREENFIELD	CA	93927-4928	MONTEREY	831 - 674-5565	BT5237501	9:57 AM
5880	05880	KING CITY CENTER	540 CANAL STREET	KING CITY	CA	93930-3446	MONTEREY	831 - 385-0886	BT5237513	9:06 AM
5882	05882	DEL MONTE SHOPPING CENTER	1301 MUNRAS AVENUE	MONTEREY	CA	93940-6103	MONTEREY	831 - 375-8900	BT5237537	12:10 PM
5883	05883	160 COUNTRY CLUB GATE CENTER		PACIFIC GROVE	CA	93950-5022	MONTEREY	831 - 373-8323	BT5237549	11:32 AM
5885	05885	HALF MOON BAY S/C	170 SAN MATEO ROAD	HALF MOON BAY	CA	94019-1706	SAN MATEO	650 - 726-2511	BT5237563	9:07 AM
5886	05886	FOOTHILL PLAZA	2310 HOMESTEAD ROAD	LOS ALTOS	CA	94024-7338	SANTA CLARA	408 - 774-0134	BT5237575	8:49 AM
5888	05888	SAN ANTONIO SHOPPING CENTER	685 SAN ANTONIO ROAD	MOUNTAIN VIEW	CA	94040-1303	SANTA CLARA	650 - 948-6977	BT5237599	11:59 AM
5889	05889	GRANT ROAD CENTER	1040 GRANT ROAD	MOUNTAIN VIEW	CA	94040-3226	SANTA CLARA	650 - 967-0184	BT5237602	11:38 AM
5890	05890	1400 LINDA MAR BOULEVARD		PACIFICA	CA	94044-4327	SAN MATEO	650 - 359-6691	BT5237638	8:54 AM
5891	05891	200 FAIRMONT SHOPPING CENTER		PACIFICA	CA	94044-1240	SAN MATEO	650 - 355-5810	BT5237640	9:19 AM
5892	05892	340 WOODSIDE PLAZA		REDWOOD CITY	CA	94061-3259	SAN MATEO	650 - 368-7008	BT5237652	10:37 AM
5893	05893	2150 ROOSEVELT AVENUE		REDWOOD CITY	CA	94061-1304	SAN MATEO	650 - 369-2071	BT6084709	10:31 AM
5895	05895	777 EAST EL CAMINO REAL		SUNNYVALE	CA	94087-2919	SANTA CLARA	408 - 738-0595	BT5237688	10:33 AM
5896	05896	4045 24TH STREET		SAN FRANCISCO	CA	94114-3715	SAN FRANCISCO	415 - 648-8662	BT5237690	9:51 AM
5898	05898	DIAMOND HEIGHTS S/C	5260 DIAMOND HEIGHTS BLVD.	SAN FRANCISCO	CA	94131-2118	SAN FRANCISCO	415 - 282-1026	BT5236294	10:14 AM
5900	05900	1300 BUSH STREET		SAN FRANCISCO	CA	94109-5612	SAN FRANCISCO	415 - 771-3303	BP5422465	8:46 AM
5902	05902	666 CONCAR DRIVE		SAN MATEO	CA	94402-2696	SAN MATEO	650 - 573-8551	BT5236321	11:43 AM
5903	05903	LAURELWOOD S/C	1320 WEST HILLSDALE BLVD.	SAN MATEO	CA	94403-3125	SAN MATEO	650 - 570-6094	BT5236333	11:21 AM
5905	05905	ALAMEDA BRIDGESIDE S/C	2531 BLANDING AVENUE	ALAMEDA	CA	94501-1596	ALAMEDA	510 - 523-8515	BT5236369	10:02 AM
5907	05907	130 ALAMO PLAZA		ALAMO	CA	94507-1550	CONTRA COSTA	925 - 820-1233	BT5236383	9:09 AM
5908	05908	ANTIOCH FINANCIAL CENTER	20 EAST 18TH STREET	ANTIOCH	CA	94509-2400	CONTRA COSTA	925 - 757-7161	BT5236408	11:21 AM
5909	05909	THE CROSSINGS	3353 DEER VALLEY ROAD	ANTIOCH	CA	94509-0404	CONTRA COSTA	925 - 757-3390	BT5236410	11:32 AM
5910	05910	60 SOLANO SQUARE		BENICIA	CA	94510-2712	SOLANO	707 - 746-0229	BT5236422	12:40 PM
5913	05913	LUCKY CENTER	1905 MONUMENT BOULEVARD	CONCORD	CA	94520-3858	CONTRA COSTA	925 - 680-2845	BT5236458	11:44 AM

5915	05915	2140 CONTRA COSTA BOULEVARD		PLEASANT HILL	CA	94523-3744	CONTRA COSTA	925 - 691-0164	BT5236484	12:03 PM
5918	05918	3744 MOWRY AVENUE		FREMONT	CA	94538-1428	ALAMEDA	510 - 796-2497	BT5236511	11:05 AM
5920	05920	FAIRWAY PARK	31091 MISSION BOULEVARD	HAYWARD	CA	94544-7601	ALAMEDA	510 - 489-4581	BT5236535	8:52 AM
5921	05921	SOUTHLAND SHOPPING CENTER	24536 HESPERIAN BOULEVARD	HAYWARD	CA	94545-2034	ALAMEDA	510 - 782-0626	BT5236547	1:57 PM
5922	05922	3848 CASTRO VALLEY BOULEVARD		CASTRO VALLEY	CA	94546-4599	ALAMEDA	510 - 886-3341	BT5236559	11:40 AM
5923	05923	CREEKSIDE SHOPPING CENTER	1621 SYCAMORE AVENUE	HERCULES	CA	94547-1707	CONTRA COSTA	510 - 799-1252	BT5236561	9:59 AM
5925	05925	PEPPERTREE PLAZA	968 MURRIETA BOULEVARD	LIVERMORE	CA	94550-4063	ALAMEDA	925 - 373-0455	BT5236597	11:50 AM
5926	05926	3800 ALHAMBRA AVENUE		MARTINEZ	CA	94553-3806	CONTRA COSTA	925 - 228-1740	BT5236600	9:38 AM
5927	05927	VILLAGE OAKS SHOPPING CENTER	1165 ARNOLD DRIVE	MARTINEZ	CA	94553-4104	CONTRA COSTA	925 - 372-0945	BT5236612	9:21 AM
5928	05928	RIVER PARK VILLAGE S/C	1491 IMOLA AVENUE	NAPA	CA	94559-4300	NAPA	707 - 255-4218	BT5236624	9:29 AM
5931	05931	OAKLEY TOWN CENTER	2555 MAIN STREET	OAKLEY	CA	94561-1853	CONTRA COSTA	925 - 625-7440	BT5236650	12:37 PM
5933	05933	VILLAGE SQUARE S/C	27 ORINDA WAY	ORINDA	CA	94563-2521	CONTRA COSTA	925 - 253-1904	BT5234822	8:07 AM
5935	05935	OAKHILLS SHOPPING CENTER	580 BAILEY ROAD	PITTSBURG	CA	94565-4304	CONTRA COSTA	925 - 458-0955	BT5236686	10:04 AM
5937	05937	ESTUDILLO SHOPPING CENTER	1355 MACARTHUR BOULEVARD	SAN LEANDRO	CA	94577-3918	ALAMEDA	510 - 352-3677	BT5234884	10:22 AM
5940	05940	CROW CANYON COMMONS	3207 CROW CANYON PLACE	SAN RAMON	CA	94583-1325	CONTRA COSTA	925 - 866-0505	BT5234923	8:53 AM
5941	05941	ASTRO SUNSET S/C	102 SUNSET AVENUE	SUISUN	CA	94585-2062	SOLANO	707 - 426-4242	BT5234935	12:23 PM
5942	05942	ALVARADO PLAZA	31836 ALVARADO BOULEVARD	UNION CITY	CA	94587-3913	ALAMEDA	510 - 489-3955	BT5234947	9:38 AM
5943	05943	UNION CITY MARKETPLACE	1650 DECOTO ROAD	UNION CITY	CA	94587-3544	ALAMEDA	510 - 429-0195	BT5234959	10:11 AM
5944	05944	2819 HOPYARD ROAD		PLEASANTON	CA	94588-5241	ALAMEDA	925 - 846-8345	BT5234961	10:35 AM
5945	05945	SOLANO/80 SHOPPING CENTER	2055 SOLANO AVENUE	VALLEJO	CA	94590-6498	SOLANO	707 - 552-1476	BT5234973	12:26 PM
5947	05947	1997 TICE VALLEY BOULEVARD		WALNUT CREEK	CA	94595-2201	CONTRA COSTA	925 - 932-0568	BT5234997	8:58 AM
5948	05948	1526 PALOS VERDES MALL		WALNUT CREEK	CA	94596-2229	CONTRA COSTA	925 - 939-8378	BT5235002	1:41 PM
5949	05949	YGNACIO PLAZA S/C	1821 YGNACIO VALLEY BLVD.	WALNUT CREEK	CA	94598-3214	CONTRA COSTA	925 - 938-9443	BT5235014	10:16 AM
5952	05952	1991 MOUNTAIN BOULEVARD		OAKLAND	CA	94611-2812	ALAMEDA	510 - 339-2215	BT5235040	12:41 PM
5957	05957	MONECITO SHOPPING CENTER	471 3RD STREET	SAN RAFAEL	CA	94901-3576	MARIN	415 - 454-7744	BT5236713	11:06 AM
5958	05958	1500 NORTHGATE MALL		SAN RAFAEL	CA	94903-3671	MARIN	415 - 492-0888	BT5236725	11:21 AM
5959	05959	431 CORTE MADERA TOWN CENTER		CORTE MADERA	CA	94925-1215	MARIN	415 - 924-4557	BT5236737	9:53 AM
5960	05960	NORTHBAY CENTRE	6345 COMMERCE BOULEVARD	ROHNERT PARK	CA	94928-2498	MARIN	707 - 584-7171	BT5236749	9:34 AM
5961	05961	701 EAST BLITHEDALE AVE.		MILL VALLEY	CA	94941-1526	MARIN	415 - 388-2546	BT5236751	10:06 AM
5963	05963	910 DIABLO AVENUE		NOVATO	CA	94947-7311	MARIN	415 - 898-1905	BT5236775	12:39 PM
5965	05965	80 RANCHO DEL MAR		APTOS	CA	95003-3901	SANTA CRUZ	831 - 688-6417	BT5236799	12:31 PM
5966	05966	KINGS PLAZA	1475 41ST AVENUE	CAPITOLA	CA	95010-2908	SANTA CRUZ	831 - 476-7282	BT5236802	12:00 PM
5967	05967	20580 HOMESTEAD AVENUE		CUPERTINO	CA	95014-0499	SANTA CLARA	408 - 253-2005	BT5236814	9:24 AM
5968	05968	FELTON FAIR SHOPPING CENTER	6247 GRAHAM HILL ROAD	FELTON	CA	95018-9723	SANTA CRUZ	831 - 335-7252	BT5236826	10:04 AM

5969	05969	PAJARO VALLEY CENTER	1988 FREEDOM BOULEVARD	FREEDOM	CA	95019-2837	SANTA CRUZ	831 - 724-5104	BT5236838	1:01 PM
5970	05970	GILROY VILLAGE S/C	360 EAST 10TH STREET	GILROY	CA	95020-6576	SANTA CLARA	408 - 848-2328	BT5236840	1:13 PM
5971	05971	HERITAGE PLAZA S/C	1701 AIRLINE HIGHWAY	HOLLISTER	CA	95023-5689	SAN BENITO	831 - 636-1692	BT5236852	1:59 PM
5972	05972	15920 LOS GATOS BOULEVARD		LOS GATOS	CA	95032-3424	SANTA CLARA	408 - 358-2715	BT5236864	8:25 AM
5973	05973	PARKTOWN MALL	1350 S.PARK VICTORIA DRIVE	MILPITAS	CA	95035-6941	SANTA CLARA	408 - 263-3410	BT5236876	1:02 PM
5975	05975	16000 MONTEREY STREET		MORGAN HILL	CA	95037-5404	SANTA CLARA	408 - 778-5184	BT6921503	2:09 PM
5976	05976	MOONLITE SHOPPING CENTER	2620 EL CAMINO REAL	SANTA CLARA	CA	95051-3041	SANTA CLARA	408 - 241-0919	BT5236903	9:50 AM
5977	05977	LAWRENCE STATION S/C	3520 HOMESTEAD ROAD	SANTA CLARA	CA	95051-5166	SANTA CLARA	408 - 249-7631	BT5236915	9:33 AM
5979	05979	901 SOQUEL AVENUE		SANTA CRUZ	CA	95062-2122	SANTA CRUZ	831 - 426-4303	BT5236939	11:36 AM
5982	05982	PUEBLO PLAZA SHOPPING CENTER	1140 BLOSSOM HILL ROAD	SAN JOSE	CA	95118-3199	SANTA CLARA	408 - 264-0655	BT5236965	12:01 PM
5983	05983	PLAZA DE SANTA TERESA	6215 SANTA TERESA BOULEVARD	SAN JOSE	CA	95119-1436	SANTA CLARA	408 - 227-2816	BT5236977	11:12 AM
5984	05984	ALMADEN OAKS PLAZA	6091 MERIDIAN AVENUE	SAN JOSE	CA	95120-2765	SANTA CLARA	408 - 927-7900	BT5236989	12:24 PM
5985	05985	GOULD SHOPPING CENTER	1035 EAST CAPITOL EXPRESSWAY	SAN JOSE	CA	95121-2498	SANTA CLARA	408 - 629-6060	BT5237006	9:49 AM
5987	05987	HACIENDA GARDENS S/C	3171 MERIDIAN AVENUE	SAN JOSE	CA	95124-2453	SANTA CLARA	408 - 266-5550	BT5237018	12:12 PM
5988	05988	1550 HAMILTON AVENUE		SAN JOSE	CA	95125-4539	SANTA CLARA	408 - 264-8642	BT5237020	9:42 AM
5991	05991	3055 MCKEE ROAD		SAN JOSE	CA	95127-1835	SANTA CLARA	408 - 251-2477	BT5237056	9:15 AM
5992	05992	WHITE ROAD PLAZA	1030 SOUTH WHITE ROAD	SAN JOSE	CA	95127-3812	SANTA CLARA	408 - 258-3311	BT5237068	9:21 AM
5993	05993	WESTPARK PLAZA	1333 SOUTH WINCHESTER BLVD	SAN JOSE	CA	95128-4343	SANTA CLARA	408 - 379-6570	BT5237070	9:30 AM
5994	05994	ORCHARD FARM	6164 BOLLINGER ROAD	SAN JOSE	CA	95129-3068	SANTA CLARA	408 - 253-5257	BT5237082	11:02 AM
5996	05996	1050 NORTH WILSON WAY		STOCKTON	CA	95205-4218	SAN JOAQUIN	209 - 948-0950	BT5235076	10:50 AM
5997	05997	7932 NORTH EL DORADO STREET		STOCKTON	CA	95210-2406	SAN JOAQUIN	209 - 478-2957	BT5235088	12:04 PM
5998	05998	6445 PACIFIC AVENUE		STOCKTON	CA	95207-3777	SAN JOAQUIN	209 - 478-5062	BT5235090	11:49 AM
5999	05999	230 SOUTH MAIN STREET	PO BOX 1124	ANGELS CAMP	CA	95222-1124	CALAVERAS	209 - 736-4623	BT5235103	9:49 AM
6000	06000	AVENUE PLAZA	520 WEST LODI AVENUE	LODI	CA	95240-3497	SAN JOAQUIN	209 - 368-5363	BT5235115	9:22 AM
6001	06001	571 BELLEVUE ROAD		ATWATER	CA	95301-2928	MERCED	209 - 358-6306	BT5235127	12:07 PM
6003	06003	WHITMORE PLAZA	2920 WHITMORE AVENUE	CERES	CA	95307-2824	STANISLAUS	209 - 538-4927	BT5235141	12:12 PM
6004	06004	CARDOZA CENTER	900 NORTH MAIN STREET	MANTECA	CA	95336-3798	SAN JOAQUIN	209 - 239-4175	BT5235165	10:00 AM
6005	06005	1245 WEST YOSEMITE AVENUE		MANTECA	CA	95337-5125	SAN JOAQUIN	209 - 823-1949	BT5235189	9:10 AM
6006	06006	WESTGATE SHOPPING CENTER	1158 WEST MAIN STREET	MERCED	CA	95340-4523	MERCED	209 - 383-2404	BT5235191	11:29 AM
6007	06007	MISSION MERCED PLAZA	3142 G STREET	MERCED	CA	95340-1392	MERCED	209 - 383-9086	BT5235216	11:13 AM
6008	06008	EUCLID SHOPPING CENTER	2401 MCHENRY AVENUE	MODESTO	CA	95350-3289	STANISLAUS	209 - 526-4773	BT5235230	11:47 AM
6010	06010	1032 OAKDALE ROAD		MODESTO	CA	95355-4513	STANISLAUS	209 - 577-6060	BT5993060	12:31 PM
6012	06012	WOOD COLONY PLAZA	“3900 PELANDALE AVENUE,#500-A”	MODESTO	CA	95356-9026	STANISLAUS	209 - 545-0766	BT5235292	9:35 AM
6013	06013	1935 N STREET		NEWMAN	CA	95360-1419	STANISLAUS	209 - 862-1208	BT5235317	9:15 AM
6014	06014	1300 WEST F STREET		OAKDALE	CA	95361-3501	STANISLAUS	209 - 847-1324	BT5235331	10:42 AM

6015	06015	FOOTHILL OAKS S/C	1449 EAST F STREET SUITE 102	OAKDALE	CA	95361-9266	STANISLAUS	209 - 847-4279	BT5235343	1:30 PM
6016	06016	855 MONO WAY		SONORA	CA	95370-5202	TUOLUMNE	209 - 588-0561	BT6765486	11:13 AM
6019	06019	TURLOCK TOWNE CENTER	651 NORTH GOLDEN STATE BLVD.	TURLOCK	CA	95380-3952	STANISLAUS	209 - 634-5831	BT5235468	12:08 PM
6021	06021	2222 CLEVELAND AVENUE		SANTA ROSA	CA	95403-2906	SONOMA	707 - 544-8875	BT5235494	12:46 PM
6023	06023	FARMERS LANE PLAZA	1551 FARMERS LANE	SANTA ROSA	CA	95405-7525	SONOMA	707 - 544-4050	BT5235521	11:31 AM
6024	06024	SANTA ROSA VALUE CENTER	2025 SEBASTOPOL ROAD	SANTA ROSA	CA	95407-6787	SONOMA	707 - 546-8207	BT5235533	11:21 AM
6026	06026	BURNS VALLEY MALL	14804 OLYMPIC DRIVE	CLEARLAKE	CA	95422-9521	LAKE	707 - 994-8677	BT5235557	12:15 PM
6028	06028	490 SOUTH MAIN STREET		FORT BRAGG	CA	95437-4806	MENDOCINO	707 - 964-1848	BT5235569	1:56 PM
6029	06029	525 HEALDSBURG AVENUE		HEALDSBURG	CA	95448-3816	SONOMA	707 - 431-1119	BT5235571	9:08 AM
6031	06031	218 NORTH MAIN STREET		SEBASTOPOL	CA	95472-3486	SONOMA	707 - 829-3007	BT5235608	1:36 PM
6032	06032	MAXWELL VILLAGE S/C	19205 SONOMA HIGHWAY	SONOMA	CA	95476-5413	SONOMA	707 - 938-0281	BT5235622	10:17 AM
6033	06033	680 SOUTH STATE STREET		UKIAH	CA	95482-4913	MENDOCINO	707 - 462-6850	BT5235634	11:45 AM
6034	06034	1730 SOUTH MAIN STREET		WILLITS	CA	95490-4405	MENDOCINO	707 - 459-0554	BT5235658	11:02 AM
6036	06036	411 HARRIS STREET		EUREKA	CA	95503-4416	HUMBOLDT	707 - 443-8039	BT5235684	10:43 AM
6037	06037	1500 ANNA SPARKS WAY	SUITE D	MCKINLEYVILLE	CA	95519-4170	HUMBOLDT	707 - 839-0140	BT6479441	10:48 AM
6040	06040	575 M STREET		CRESCENT CITY	CA	95531-2827	DEL NORTE	707 - 465-3981	BT5235735	10:58 AM
6041	06041	REDWOOD VILLAGE S/C	725 SOUTH FORTUNA BOULEVARD	FORTUNA	CA	95540-3034	HUMBOLDT	707 - 725-9314	BT5235747	12:35 PM
6042	06042	AUBURN CENTER	420 GRASS VALLEY HIGHWAY	AUBURN	CA	95603-3714	PLACER	530 - 885-9381	BT5235759	10:28 AM
6043	06043	AUBURN PLAZA	2805 BELL ROAD	AUBURN	CA	95603-2589	PLACER	530 - 823-8125	BT5235761	11:11 AM
6044	06044	4010 MANZANITA AVENUE		CARMICHAEL	CA	95608-1724	SACRAMENTO	916 - 482-4930	BT6162868	9:22 AM
6045	06045	SUNRISE VILLAGE	5409 SUNRISE BOULEVARD	CITRUS HEIGHTS	CA	95610-7806	SACRAMENTO	916 - 961-2064	BT5235785	1:06 PM
6046	06046	7900 ARCADIA DRIVE		CITRUS HEIGHTS	CA	95610-6914	SACRAMENTO	916 - 723-3379	BT6456506	12:51 PM
6047	06047	6128 SAN JUAN AVENUE		CITRUS HEIGHTS	CA	95610-5695	SACRAMENTO	916 - 725-6831	BT5235800	1:19 PM
6048	06048	655 RUSSELL BOULEVARD		DAVIS	CA	95616-3546	YOLO	530 - 756-3393	BT6371140	1:36 PM
6049	06049	6661 AUBURN BOULEVARD		CITRUS HEIGHTS	CA	95621-4925	SACRAMENTO	916 - 726-1415	BT6409052	1:57 PM
6050	06050	ANTELOPE PLAZA	6422 TUPELO DRIVE	CITRUS HEIGHTS	CA	95621-1741	SACRAMENTO	916 - 726-8409	BT5237703	11:28 AM
6054	06054	ELKHORN WATT SQUARE	6639 WATT AVENUE	NORTH HIGHLANDS	CA	95660-3607	SACRAMENTO	916 - 332-2060	BT5237741	10:44 AM
6055	06055	1617 DOUGLAS BOULEVARD		ROSEVILLE	CA	95661-2999	PLACER	916 - 782-3763	BT5238844	9:12 AM
6057	06057	1220 BROADWAY STREET		PLACERVILLE	CA	95667-5806	EL DORADO	530 - 626-5501	BT5237765	8:43 AM
6058	06058	COUNTY FAIR SHOPPING CENTER	31 FAIR LANE	PLACERVILLE	CA	95667-3922	EL DORADO	530 - 626-0801	BT5237777	9:02 AM
6059	06059	GOLD RIVER CENTRE	2111 GOLDEN CENTRE LANE	RANCHO CORDOVA	CA	95670-4477	SACRAMENTO	916 - 858-1948	BT5237789	10:27 AM
6062	06062	ROSEVILLE-BRICKYARD S/C	4004 FOOTHILL BOULEVARD	ROSEVILLE	CA	95747-7233	PLACER	916 - 786-8671	BT5237816	1:09 PM
6064	06064	ELMIRA SQUARE	2050 NUT TREE ROAD	VACAVILLE	CA	95687-7108	SOLANO	707 - 446-4935	BT5237830	10:40 AM
6065	06065	SAFEWAY SHOPPING CENTER	1260 WEST CAPITOL AVENUE	WEST SACRAMENTO	CA	95691-2719	YOLO	916 - 371-4890	BT5237842	10:27 AM

6066	06066	SHADE TREE PLAZA	215 CALIFORNIA STREET	WOODLAND	CA	95695-2982	YOLO	530 - 662-1795	BT5237854	9:13 AM
6069	06069	831 K STREET		SACRAMENTO	CA	95814-3509	SACRAMENTO	916 - 444-0690	BT5237880	8:20 AM
6070	06070	2419 DEL PASO BOULEVARD		NORTH SACRAMENTO	CA	95815-2508	SACRAMENTO	916 - 922-5433	BT5237892	9:45 AM
6071	06071	1125 ALHAMBRA BOULEVARD		SACRAMENTO	CA	95816-5286	SACRAMENTO	916 - 452-1334	BT6199663	8:36 AM
6072	06072	2801 K STREET		SACRAMENTO	CA	95816-5120	SACRAMENTO	916 - 441-5252	BT6210431	8:28 AM
6073	06073	CAMELIA SHOPPING CENTER	5712 FOLSOM BOULEVARD	SACRAMENTO	CA	95819-4608	SACRAMENTO	916 - 455-6814	BT5237929	9:08 AM
6074	06074	5610 STOCKTON BOULEVARD		SACRAMENTO	CA	95824-1612	SACRAMENTO	916 - 737-0260	BT5237931	10:57 AM
6075	06075	2214 EL CAMINO AVENUE		SACRAMENTO	CA	95821-4602	SACRAMENTO	916 - 922-8752	BT5237943	10:09 AM
6076	06076	FREEPORT PLAZA	4980 FREEPORT BOULEVARD	SACRAMENTO	CA	95822-2153	SACRAMENTO	916 - 457-6247	BT5237955	1:12 PM
6077	06077	4020 FLORIN ROAD		SACRAMENTO	CA	95823-1880	SACRAMENTO	916 - 421-6486	BT5237967	1:03 PM
6079	06079	1730 WATT AVENUE		SACRAMENTO	CA	95825-2140	SACRAMENTO	916 - 483-9268	BT5237981	10:10 AM
6080	06080	FULTON-HURLEY PLAZA	1314 FULTON AVENUE	SACRAMENTO	CA	95825-3604	SACRAMENTO	916 - 483-3486	BT5237993	9:38 AM
6081	06081	9133 KIEFER BOULEVARD		SACRAMENTO	CA	95826-5105	SACRAMENTO	916 - 366-1377	BT5238008	2:18 PM
6082	06082	SOUTH POINT SHOPPING CENTER	“7900 FLORIN ROAD, SUITE E”	SACRAMENTO	CA	95828-3145	SACRAMENTO	916 - 428-4489	BT5238010	11:22 AM
6083	06083	VINYARD SQUARE	7860 GERBER ROAD	SACRAMENTO	CA	95828-4302	SACRAMENTO	916 - 689-8578	BT5238022	11:50 AM
6084	06084	LAKE CREST VILLAGE	980 FLORIN ROAD	SACRAMENTO	CA	95831-3515	SACRAMENTO	916 - 422-7202	BT5238034	1:14 PM
6086	06086	4300 ELVERTA ROAD		ANTELOPE	CA	95843-6700	SACRAMENTO	916 - 729-6763	BT6033106	11:13 AM
6087	06087	650 MANGROVE AVENUE		CHICO	CA	95926-3947	BUTTE	530 - 891-6722	BT5238060	12:38 PM
6088	06088	1021 BRIDGE STREET		COLUSA	CA	95932-2839	COLUSA	530 - 458-2494	BT5238072	10:36 AM
6089	06089	720 SUTTON WAY		GRASS VALLEY	CA	95945-5307	NEVADA	530 - 273-7399	BT6868636	10:06 AM
6090	06090	HERITAGE OAK SHOPPING CENTER	1550 HIGHWAY 99	GRIDLEY	CA	95948-3121	BUTTE	530 - 846-3334	BT5238096	10:45 AM
6091	06091	2700 ORO DAM BOULEVARD EAST		OROVILLE	CA	95965-9210	BUTTE	530 - 533-8083	BT6175827	9:26 AM
6092	06092	PARADISE PLAZA	6646 CLARK ROAD	PARADISE	CA	95969-3598	BUTTE	530 - 872-2700	BT5238111	12:25 PM
6093	06093	40 EAST MAIN STREET		QUINCY	CA	95971-9701	PLUMAS	530 - 283-1809	BT5238123	12:40 PM
6094	06094	220 WEST EAST AVENUE		CHICO	CA	95926-7215	BUTTE	530 - 343-9495	BT5238135	12:42 PM
6095	06095	WESTWOOD VILLAGE S/C	6424 WESTSIDE ROAD	REDDING	CA	96001-4833	SHASTA	530 - 243-3616	BT5238147	8:42 AM
6097	06097	1801 EUREKA WAY		REDDING	CA	96001-0434	SHASTA	530 - 243-5500	BT5237246	12:36 PM
6099	06099	975 EAST CYPRESS AVENUE		REDDING	CA	96002-1001	SHASTA	530 - 223-3995	BT6175815	1:39 PM
6100	06100	ANDERSON SQUARE	2641 BALLS FERRY ROAD	ANDERSON	CA	96007-3507	SHASTA	530 - 365-5753	BT5237284	9:54 AM
6101	06101	BURNEY CENTER	37435 MAIN STREET	BURNEY	CA	96013-4372	SHASTA	530 - 335-4860	BT5237296	10:08 AM
6103	06103	310 WEST LAKE STREET		MOUNT SHASTA	CA	96067-2119	SHASTA	530 - 926-3826	BT5237309	12:31 PM
6104	06104	807 SOUTH MAIN STREET		YREKA	CA	96097-3374	SISKIYOU	530 - 842-5596	BT5237311	1:29 PM
6105	06105	SIERRA SHOPPING CENTER	2960 MAIN STREET	SUSANVILLE	CA	96130-4730	LASSEN	530 - 257-0603	BT5237323	12:54 PM
6106	06106	PO BOX 1175	8245 NORTH LAKE BOULEVARD	KINGS BEACH	CA	96143-1175	PLACER	530 - 546-2523	BT5237335	11:53 AM
6107	06107	1020 AL TAHOE BOULEVARD		SOUTH LAKE TAHOE	CA	96150-4501	EL DORADO	530 - 541-2530	BT5237347	12:50 PM
6108	06108	GATEWAY SHOPPING CENTER	11230 DONNER PASS ROAD	TRUCKEE	CA	96161-4808	NEVADA	530 - 587-5296	BT5237359	1:48 PM
6109	06109	PARKWAY SPRINGS PLAZA	2255 NORTH GREEN VALLEY PKWY.	HENDERSON	NV	89014-5025	CLARK	702 - 434-5013	BT5196046	11:00 AM

6110	06110	BOULDER MARKETPLACE	716 SOUTH BOULDER HIGHWAY	HENDERSON	NV	89015-7589	CLARK	702 - 565-9910	BT5196058	9:31 AM
6111	06111	VALLEY OAKS S/C	3852 WEST SAHARA AVENUE	LAS VEGAS	NV	89102-0505	CLARK	702 - 871-5803	BT5196060	9:00 AM
6112	06112	SPRING VALLEY TOWN CENTER	4230 SOUTH RAINBOW BLVD.	LAS VEGAS	NV	89103-3104	CLARK	702 - 873-6324	BT5196072	10:08 AM
6113	06113	5755 EAST CHARLESTON BLVD.		LAS VEGAS	NV	89142-1004	CLARK	702 - 641-0288	BT6484618	11:47 AM
6114	06114	5991 WEST CHEYENNE AVENUE		LAS VEGAS	NV	89108-4204	CLARK	702 - 395-8574	BT6130114	11:54 AM
6115	06115	2905 SOUTH MARYLAND PKWY.		LAS VEGAS	NV	89109-2217	CLARK	702 - 735-9195	BT5196109	10:46 AM
6116	06116	2950 EAST DESERT INN ROAD		LAS VEGAS	NV	89121-3606	CLARK	702 - 458-7336	BT5196135	11:24 AM
6117	06117	RAINBOW PLAZA	911 SOUTH RAINBOW BOULEVARD	LAS VEGAS	NV	89128-6230	CLARK	702 - 870-3810	BT5196161	1:00 PM
6118	06118	4911 WEST CRAIG ROAD		LAS VEGAS	NV	89130-2730	CLARK	702 - 658-2145	BT5196197	12:06 PM
6119	06119	SOUTH SHORES CENTER	8530 WEST LAKE MEAD BLVD.	LAS VEGAS	NV	89128-7630	CLARK	702 - 255-2720	BT5196236	8:56 AM
6121	06121	CARSON VALLEY FAIR S/C	“1329 US HWY.395 NORTH,#1”	GARDNERVILLE	NV	89410-5391	DOUGLAS	775 - 782-7042	BT5196248	1:30 PM
6123	06123	535 SOUTH MAIN STREET		BOUNTIFUL	UT	84010-6322	DAVIS	801 - 298-3100	BT5158503	9:37 AM
6124	06124	HIDDEN VALLEY SHOPPING CENTER	1166 EAST DRAPER PKWY.	DRAPER	UT	84020-9637	SALT LAKE	801 - 571-3169	BT5158490	12:51 PM
6125	06125	RAINBOW PLAZA	860 NORTH FAIRFIELD ROAD	LAYTON	UT	84041-2725	SALT LAKE	801 - 546-6352	BT5158488	1:33 PM
6126	06126	774 SOUTH STATE STREET		OREM	UT	84058-6308	UTAH	801 - 426-6650	BT5158476	12:14 PM
6127	06127	PO BOX 681268	950 IRON HORSE DRIVE	PARK CITY	UT	84060-1268	SUMMIT	435 - 649-9621	BT5158464	9:47 AM
6128	06128	ROY CITY CENTRE	5673 SOUTH 1900 WEST	ROY	UT	84067-2301	WEBER	801 - 825-8021	BT5158452	12:13 PM
6129	06129	WILLOWCREEK CENTER	8645 SOUTH HIGHLAND DRIVE	SANDY	UT	84093-1695	SALT LAKE	801 - 942-0071	BT5158440	11:00 AM
6131	06131	72 SOUTH MAIN STREET		SALT LAKE CITY	UT	84101-1506	SALT LAKE	801 - 531-0583	BT5158426	8:44 AM
6132	06132	220 SOUTH 7TH EAST		SALT LAKE CITY	UT	84102-2106	SALT LAKE	801 - 521-4188	BT5158414	8:08 AM
6133	06133	635 EAST 3300 SOUTH		SALT LAKE CITY	UT	84106-1233	SALT LAKE	801 - 467-0152	BT5158402	12:53 PM
6135	06135	HIGH LINE PLAZA	2266 EAST 3300 SOUTH	SALT LAKE CITY	UT	84109-2635	SALT LAKE	801 - 485-4852	BT5158375	11:49 AM
6136	06136	2332 EAST 21ST SOUTH		SALT LAKE CITY	UT	84109-1214	SALT LAKE	801 - 466-9949	BT5158363	11:31 AM
6137	06137	150 NORTH 900 WEST		SALT LAKE CITY	UT	84116-3334	SALT LAKE	801 - 521-3560	BT5158351	8:55 AM
6138	06138	OAKWOOD VILLAGE S/C	5540 SOUTH 9TH EAST	SALT LAKE CITY	UT	84117-7206	SALT LAKE	801 - 262-2981	BT5158349	8:09 AM
6139	06139	4714 HOLLADAY BOULEVARD		HOLLADAY	UT	84117-5403	SALT LAKE	801 - 278-9767	BT5158337	12:16 PM
6140	06140	1837 WEST 4700 SOUTH		TAYLORSVILLE	UT	84118-1103	SALT LAKE	801 - 967-0682	BT5158325	9:33 AM
6141	06141	4668 SOUTH 4000 WEST		WEST VALLEY	UT	84120-1320	SALT LAKE	801 - 969-9923	BT5158313	9:57 AM
6142	06142	SESSIONS PLACE	3460 SOUTH 5600 WEST	WEST VALLEY	UT	84120-1320	SALT LAKE	801 - 966-3892	BT5158301	9:57 AM
6143	06143	HILLSIDE PLAZA S/C	2378 EAST 7000 SOUTH	SALT LAKE CITY	UT	84121-3339	SALT LAKE	801 - 943-2446	BT5158298	10:46 AM
6144	06144	220 NORTH MAIN STREET		BRIGHAM CITY	UT	84302-2120	BOX ELDER	435 - 723-5243	BT5158286	10:38 AM
6146	06146	851 24TH STREET		OGDEN	UT	84401-2601	WEBER	801 - 393-6044	BT5158262	10:17 AM

6147	06147	TRIANGLE SQUARE PLAZA	142 N.HARRISVILLE ROAD	OGDEN	UT	84404-3928	WEBER	801 - 393-6093	BT5158250	9:32 AM
6148	06148	RIVERSIDE PLAZA	1324 NORTH STATE STREET	PROVO	UT	84601-2419	UTAH	801 - 374-2015	BT5158248	6:46 AM
6149	06149	615 EAST ST. GEORGE BLVD.		ST. GEORGE	UT	84770-3033	WASHINGTON	435 - 673-4305	BT5158236	12:36 PM
6152	06152	CHAMBERS SQUARE S/C	15335 EAST COLFAX AVENUE	AURORA	CO	80011-5904	ARAPAHOE	303 - 341-1216	BT5224263	12:54 PM
6153	06153	SALEM SQUARE	12303 EAST MISSISSIPPI AVE.	AURORA	CO	80012-3418	ARAPAHOE	303 - 364-3355	BT5224251	12:21 PM
6154	06154	MISSION PLAZA	15453 EAST HAMPDEN AVE.	AURORA	CO	80013-2403	ARAPAHOE	303 - 693-9595	BT5224249	10:46 AM
6158	06158	100 EAST MINERAL DRIVE		LITTLETON	CO	80122-2610	ARAPAHOE	303 - 795-0043	BT5224201	7:13 AM
6159	06159	CHERRY KNOLLS SHOPPING CENTER	6780 SOUTH UNIVERSITY BLVD.	LITTLETON	CO	80122-1513	ARAPAHOE	303 - 770-2414	BT5224186	9:34 AM
6160	06160	ARAPAHOE VILLAGE S/C	5150 EAST ARAPAHOE ROAD	LITTLETON	CO	80122-2303	ARAPAHOE	303 - 773-1400	BT5224174	9:25 AM
6162	06162	CHERRY CREEK S/C	3112 EAST 1ST AVENUE	DENVER	CO	80206-5614	DENVER	303 - 399-7595	BT5224299	10:14 AM
6165	06165	4923 EAST COLFAX AVENUE		DENVER	CO	80220-1207	DENVER	303 - 388-2118	BT5224112	11:01 AM
6166	06166	UNIVERSITY HILLS PLAZA	2870 SOUTH COLORADO BLVD.	DENVER	CO	80222-6618	DENVER	303 - 757-2365	BT5224085	10:17 AM
6168	06168	JEWELL SQUARE	7677 WEST JEWELL AVENUE	LAKEWOOD	CO	80232-6803	JEFFERSON	303 - 985-3977	BT5224061	11:54 AM
6169	06169	1002 WEST 104TH AVENUE		NORTHGLENN	CO	80234-3802	DENVER	303 - 457-2004	BT5224059	10:57 AM
6170	06170	DIAGONAL PLAZA S/C	3348 NORTH 28TH STREET	BOULDER	CO	80301-1411	BOULDER	303 - 447-1173	BT5223982	8:52 AM
6171	06171	MEADOWS ON THE PARKWAY S/C	“4800 BASELINE RD.,BLDG.E,#107	BOULDER	CO	80303-2643	BOULDER	303 - 499-1919	BT5223970	10:15 AM
6172	06172	1103 WEST PROSPECT ROAD		FORT COLLINS	CO	80526-5664	LARIMER	970 - 221-3073	BT5223968	9:48 AM
6174	06174	1013 11TH STREET		GREELEY	CO	80631-3534	WELD	970 - 304-1218	BT5223956	11:30 AM
6178	06178	1834 NORTH 12TH STREET		GRAND JUNCTION	CO	81501-7612	MESA	970 - 243-3125	BT5223918	1:00 PM
6180	06180	1412 GRAND AVENUE		GLENWOOD SPRINGS	CO	81601-3808	GARFIELD	970 - 945-7403	BT5223893	1:00 PM
6181	06181	PLAZA DEL RIO	2704 WEST 16TH STREET	YUMA	AZ	85364-4228	YUMA	928 - 782-9566	BT5168592	11:00 AM
6182	06182	600 WEST CATALINA DRIVE		YUMA	AZ	85364-8011	YUMA	928 - 726-7810	BT5168605	10:30 AM
6183	06183	PARK SEDONA SHOPPING CENTER	2350 WEST HIGHWAY 89A	SEDONA	AZ	86336-5344	YAVAPAI	928 - 282-9734	BT5168617	10:30 AM
6185	06185	NIELSON’S SHOPPING CENTER	616 ALAMO PINTADO ROAD	SOLVANG	CA	93463-2202	SANTA BARBARA	805 - 686-0016	BT5305784	8:05 AM
6186	06186	750 16TH STREET		DENVER	CO	80202-3204	DENVER	303 - 534-7802	BT5438052	8:10 AM
6188	06188	640 EDITH AVENUE		CORNING	CA	96021-2349	TEHAMA	530 - 824-5086	BT5540237	12:41 PM
6193	06193	1515 WEST CRAIG ROAD		NORTH LAS VEGAS	NV	89030-3321	CLARK	702 - 642-2255	BT6115491	12:55 PM
6194	06194	22311 MOUNTAIN HWY. EAST		SPANAWAY	WA	98387-7501	PIERCE	253 - 846-0542	BT5622508	10:41 AM
6195	06195	9000-A MING AVENUE		BAKERSFIELD	CA	93311-1319	KERN	661 - 663-0171	BT5699535	11:16 AM
6197	06197	2135 COWELL BOULEVARD		DAVIS	CA	95616-6388	YOLO	530 - 753-9810	BT5841867	1:51 PM
6200	06200	75 WEST PRAIRIE AVENUE		HAYDEN	ID	83835-8264	KOOTENAI	208 - 772-2774	BT5737107	11:50 AM
6204	06204	525 MCCASLIN BOULEVARD		LOUISVILLE	CO	80027-9420	BOULDER	303 - 926-9880	BT6086878	11:56 AM

6205	06205	5280 GEARY BOULEVARD		SAN FRANCISCO	CA	94118-2818	SAN FRANCISCO	415 - 668-2041	BT5696058	10:36 AM
6207	06207	3141 EAST COAST HIGHWAY		CORONA DEL MAR	CA	92625-2330	ORANGE	949 - 675-0414	BT5715769	11:15 AM
6208	06208	28 TOWN PLAZA		DURANGO	CO	81301-5102	LA PLATA	970 - 247-5057	BT5366237	10:30 AM
6211	06211	5575 WILSHIRE BOULEVARD	(WILSHIRE & RIDGELEY)	LOS ANGELES	CA	90036-3808	LOS ANGELES	323 - 954-7193	BT5726990	9:43 AM
6212	06212	1400 BROADWAY		OAKLAND	CA	94612-2004	ALAMEDA	510 - 893-4265	BT5834242	1:03 PM
6213	06213	3029 HARBOR BOULEVARD		COSTA MESA	CA	92626-2504	ORANGE	714 - 434-7485	BT6017760	6:20 AM
6214	06214	1001 NORTH CENTRAL AVENUE		COMPTON	CA	90222-3647	LOS ANGELES	310 - 639-1278	BT6200668	10:37 AM
6216	06216	7440 NORTH DENVER AVENUE		PORTLAND	OR	97217-5630	MULTNOMAH	503 - 286-5680	BT5851286	11:46 AM
6217	06217	525 EAST WINDMILL LANE		LAS VEGAS	NV	89123-1862	CLARK	702 - 263-2680	BT5783697	12:14 PM
6219	06219	5128 EAST 2ND STREET		LONG BEACH	CA	90803-5322	LOS ANGELES	562 - 433-0456	BT6047890	11:49 AM
6220	06220	2513 SOUTH NELLIS BOULEVARD		LAS VEGAS	NV	89121-2042	CLARK	702 - 641-5234	BT6200923	9:25 AM
6221	06221	3485 EAST LAKE MEAD BOULEVARD		NORTH LAS VEGAS	NV	89030-7390	CLARK	702 - 649-4359	BT6031190	9:38 AM
6222	06222	8500 SOUTH EASTERN AVENUE		LAS VEGAS	NV	89123-2835	CLARK	702 - 269-2489	BT6157843	11:44 AM
6225	06225	1665 ALPINE BOULEVARD		ALPINE	CA	91901-3859	SAN DIEGO	619 - 659-1085	BT6162503	11:11 AM
6227	06227	1496 MARKET STREET		SAN FRANCISCO	CA	94102-6004	SAN FRANCISCO	415 - 626-9972	BT6061650	8:54 AM
6228	06228	4221 NORWOOD AVENUE		SACRAMENTO	CA	95838-2686	SACRAMENTO	916 - 614-9502	BT6416590	9:29 AM
6231	06231	24991 ALESSANDRO BOULEVARD		MORENO VALLEY	CA	92553-5708	RIVERSIDE	909 - 485-4450	BT5878713	12:06 PM
6232	06232	“12811 MERIDIAN STREET, EAST”		PUYALLUP	WA	98373-5646	PIERCE	253 - 770-4700	BT6346096	11:45 AM
6233	06233	776 MARKET STREET		SAN FRANCISCO	CA	94102-2514	SAN FRANCISCO	415 - 397-0837	BT6074758	7:45 AM
6234	06234	“20330 BALLINGER WAY, NE”		SHORELINE	WA	98155-1146	KING	206 - 368-0034	BT6460391	11:34 AM
6235	06235	3860 SEPULVEDA BOULEVARD		TORRANCE	CA	90505-2408	LOS ANGELES	310 - 373-5884	BT5727005	12:01 PM
6236	06236	8675 SOUTH QUEBEC STREET		HIGHLANDS RANCH	CO	80126-4158	ARAPAHOE	303 - 470-8335	BT5838860	8:31 AM
6240	06240	10 NORTH EASTERN AVENUE		LAS VEGAS	NV	89101-4692	CLARK	702 - 366-9611	BT6199409	9:49 AM
6243	06243	2500 NORTH 10TH AVENUE		HANFORD	CA	93230-7202	KINGS	559 - 587-9626	BT6185284	1:10 PM
6245	06245	7595 WEST VEGAS DRIVE		LAS VEGAS	NV	89128-8013	CLARK	702 - 233-0018	BT6127775	9:10 AM
6246	06246	41800 WASHINGTON STREET		BERMUDA DUNES	CA	92201-8150	RIVERSIDE	760 - 360-6280	BT5876202	11:09 AM
6247	06247	5485 SUN VALLEY BOULEVARD		SUN VALLEY	NV	89433-8961	WASHOE	775 - 674-1544	BT6127787	12:49 PM
6248	06248	200 WEST PORTAL AVENUE		SAN FRANCISCO	CA	94127-1423	SAN FRANCISCO	415 - 665-1008	BT5990317	11:40 AM
6250	06250	5675 SOUTH RAINBOW BOULEVARD		LAS VEGAS	NV	89118-1853	CLARK	702 - 873-8412	BT6293889	10:02 AM
6255	06255	1038 EAST COLORADO BOULEVARD		PASADENA	CA	91106-2323	LOS ANGELES	626 - 796-5539	BT6013255	8:30 AM
6256	06256	25710 BARTON ROAD		LOMA LINDA	CA	92354-3856	SAN BERNARDINO	909 - 799-0591	BT6201901	9:18 AM
6257	06257	6685 EAST LAKE MEAD BOULEVARD		LAS VEGAS	NV	89115-1101	CLARK	702 - 438-0432	BT6200947	8:57 AM
6258	06258	2992 F ROAD		GRAND JUNCTION	CO	81504-4811	MESA	970 - 241-3795	BT6184953	1:00 PM
6260	06260	8610 W. SPRING MOUNTAIN AVE.		LAS VEGAS	NV	89117-6353	CLARK	702 - 228-8108	BT6127763	11:20 AM
6261	06261	3115 NORTH LAS VEGAS BLVD.		LAS VEGAS	NV	89115-0502	CLARK	702 - 651-6518	BT6167666	9:22 AM
6263	06263	27716 WEST MCBEAN PARKWAY		VALENCIA	CA	91354-1430	LOS ANGELES	661 - 263-6658	BT6193039	9:54 AM
6264	06264	8368 ELK GROVE FLORIN ROAD		SACRAMENTO	CA	95829-9228	SACRAMENTO	916 - 681-3558	BT6819102	12:03 PM
6266	06266	526 EAST BIDWELL STREET		FOLSOM	CA	95630-3119	SACRAMENTO	916 - 984-7749	BT6456520	12:54 PM
6267	06267	6512 COMSTOCK AVENUE		WHITTIER	CA	90601-4103	LOS ANGELES	562 - 696-1015	BT6200707	12:11 PM
6268	06268	16930 PARTHENIA STREET		NORTH HILLS	CA	91343-4506	LOS ANGELES	818 - 895-2724	BT6205430	9:04 AM
6269	06269	11907 WEST ALAMEDA PARKWAY		LAKEWOOD	CO	80228-2706	JEFFERSON	303 - 985-4466	BT6229872	12:25 PM

6271	06271	9300 WEST SAHARA AVENUE	LAS VEGAS	NV	89117-5351	CLARK	702 - 804-0260	BT6200935	11:28 AM
6272	06272	6100 WEST VEGAS DRIVE	LAS VEGAS	NV	89108-0150	CLARK	702 - 631-0883	BT6302955	11:26 AM
6276	06276	17441 MAIN STREET	HESPERIA	CA	92345-6268	SAN BERNARDINO	760 - 948-4430	BT6183052	12:56 PM
6279	06279	1410 EAST PRATER WAY	SPARKS	NV	89434-8961	WASHOE	775 - 355-0220	BT6127799	11:34 AM
6280	06280	11601 WEST BOWLES AVENUE	LITTLETON	CO	80127-2141	ARAPAHOE	303 - 979-5850	BT6184991	10:38 AM
6281	06281	8005 SOUTH VIRGINIA STREET	RENO	NV	89511-8940	WASHOE	775 - 853-7555	BT6187365	11:26 AM
6284	06284	19291 EAST QUINCY AVENUE	AURORA	CO	80015-2881	ARAPAHOE	303 - 766-0398	BT6173657	10:25 AM
6285	06285	110 WEST PLATTE AVENUE	FT. MORGAN	CO	80701-2144	MORGAN	970 - 867-9201	BT6184965	1:41 PM
6288	06288	959 CRENSHAW BOULEVARD	LOS ANGELES	CA	90019-1938	LOS ANGELES	323 - 939-7911	BT6209755	10:46 AM
6289	06289	4593 NORTH CEDAR AVENUE	FRESNO	CA	93705-2540	FRESNO	559 - 222-2472	BT6017708	9:44 AM
6290	06290	1695 ROBB DRIVE	RENO	NV	89523-3504	WASHOE	775 - 746-5600	BT6249305	10:06 AM
6291	06291	1970 WEST GRANTLINE ROAD	TRACY	CA	95376-8812	SAN JOAQUIN	209 - 830-7388	BT6735596	1:02 PM
6292	06292	4975 EAST TROPICANA AVE.	LAS VEGAS	NV	89121-6728	CLARK	702 - 547-1270	BT6203551	9:03 AM
6293	06293	1605 SOUTH SAN JACINTO AVE.	SAN JACINTO	CA	92583-5181	RIVERSIDE	909 - 654-4734	BT6232780	10:24 AM
6294	06294	2646 ALLEN ROAD	BAKERSFIELD	CA	93312-3457	KERN	661 - 587-0275	BT6102507	10:05 AM
6295	06295	1101 FRESNO STREET	FRESNO	CA	93706-3235	FRESNO	559 - 441-0998	BT6547321	8:32 AM
6296	06296	329 NORTH SANDHILL RD.	MESQUITE	NV	89027-4729	CLARK	702 - 346-1945	BT6254166	9:33 AM
6300	06300	165 E FOOTHILL BOULEVARD	ARCADIA	CA	91006-2594	LOS ANGELES	626 - 305-9112	BT7428990	9:11 AM
6303	06303	3225 PANAMA LANE	BAKERSFIELD	CA	93313-3732	KERN	661 - 396-0108	BT6243620	11:51 AM
6304	06304	1550 NORTH STATE STREET	OREM	UT	84057-2548	UTAH	801 - 762-0396	BT6045733	10:50 AM
6310	06310	602 WILLIAMS ROAD	SALINAS	CA	93905-1927	MONTEREY	831 - 784-1606	BT6195879	10:56 AM
6311	06311	819 NORTH MAIN STREET	PAYSON	UT	84651-3426	UTAH	801 - 465-0363	BT6168822	9:14 AM
6313	06313	107 SOUTH LONG BEACH BLVD.	COMPTON	CA	90221-3423	LOS ANGELES	310 - 639-8026	BT6435108	11:15 AM
6318	06318	3000 SOUTH ARCHIBALD AVENUE	ONTARIO	CA	91761-7918	SAN BERNARDINO	909 - 773-0073	BT6200733	11:50 AM
6322	06322	1920 LAS VEGAS BOULEVARD N	LAS VEGAS	NV	89030-6939	CLARK	702 - 642-1130	BT6524741	9:33 AM
6325	06325	“18022 68TH AVENUE, NE”	KENMORE	WA	98028-2702	KING	425 - 424-2320	BT6207371	10:51 AM
6327	06327	4710 COMMONS WAY	CALABASAS	CA	91302-3364	LOS ANGELES	818 - 222-0549	BT6109400	10:16 AM
6329	06329	20901 EAST SMOKY HILL ROAD	AURORA	CO	80016-1343	ARAPAHOE	303 - 400-0627	BT6229858	9:34 AM
6330	06330	3905 EAST 104TH AVENUE	THORNTON	CO	80233-4439	ADAMS	303 - 255-7170	BT6173669	12:28 PM
6333	06333	15800 IMPERIAL HIGHWAY	LA MIRADA	CA	90638-2512	LOS ANGELES	562 - 902-5538	BT6162123	12:17 PM
6338	06338	2059 SOUTH GAREY AVENUE	POMONA	CA	91766-5727	LOS ANGELES	909 - 613-1191	BT6486092	11:55 AM
6341	06341	1105 MLK JR. WAY	TACOMA	WA	98405-4153	PIERCE	253 - 779-0601	BT6382383	1:00 PM
6342	06342	1590 BUTTE HOUSE ROAD	YUBA CITY	CA	95993-2237	SUTTER	530 - 755-3846	BT6201660	10:20 AM
6344	06344	1421 EAST WASHINGTON BLVD.	PASADENA	CA	91104-2650	LOS ANGELES	626 - 296-0245	BT7558882	1:38 PM
6345	06345	1815 EAST FLAMINGO ROAD	LAS VEGAS	NV	89119-5107	CLARK	702 - 836-0929	BT6381115	9:23 AM
6346	06346	211 CHERRY AVENUE	LONG BEACH	CA	90802-3930	LOS ANGELES	562 - 951-1360	BT7136686	10:43 AM
6347	06347	250 BASIN STREET SW	EPHRATA	WA	98823-1825	GRANT	509 - 754-3513	BT6194877	10:47 AM
6349	06349	11385 SOUTH 700 EAST	SANDY	UT	84070-5348	SALT LAKE	801 - 571-2725	BT6463537	12:43 PM
6354	06354	1980 NORTH CARSON STREET	CARSON CITY	NV	89701-1217	CARSON CITY	775 - 882-2299	BT6525882	10:50 AM
6356	06356	4100 LONE TREE WAY	ANTIOCH	CA	94509-6201	CONTRA COSTA	925 - 522-0150	BT7221663	11:55 AM
6364	06364	461 WEST WILLIAMS AVENUE	FALLON	NV	89406-2734	CHURCHILL	775 - 867-3700	BT6378928	11:23 AM

6366	06366	6001 COFFEE ROAD		BAKERSFIELD	CA	93308-9414	KERN	661 - 587-5401	BT6246563	11:55 AM
6367	06367	400 NORTH 1ST STREET		GRAND JUNCTION	CO	81501-2230	MESA	970 - 263-7415	BT6405650	1:00 PM
6371	06371	300 EAST WILLOW STREET		LONG BEACH	CA	90806-3113	LOS ANGELES	562 - 595-8588	BT7253622	8:18 AM
6378	06378	8027 NORTH CEDAR AVENUE		FRESNO	CA	93720-4827	FRESNO	559 - 431-1002	BT6547319	11:57 AM
6379	06379	500 MAIN STREET		LIVINGSTON	CA	95334-1428	MERCED	209 - 394-8416	BT6243238	11:58 AM
6382	06382	1830 OCEAN AVENUE		SAN FRANCISCO	CA	94112-1728	SAN FRANCISCO	415 - 333-5135	BT6568666	1:04 PM
6383	06383	600 WEST SEVENTH STREET		LOS ANGELES	CA	90017-3802	LOS ANGELES	213 - 896-0083	BT7245497	12:37 PM
6389	06389	49060 ROAD 426		OAKHURST	CA	93644-9486	MADERA	559 - 683-8882	BT6479439	1:47 PM
6395	06395	1500 WHITLEY AVENUE		CORCORAN	CA	93212-2226	KINGS	559 - 992-8020	BT8173712	9:10 AM
6396	06396	2419 EAST AVENUE S		PALMDALE	CA	93550-6202	LOS ANGELES	661 - 274-4333	BT6301078	12:36 PM
6400	06400	3105 RANCHO VISTA BOULEVARD		PALMDALE	CA	93551-4822	LOS ANGELES	661 - 538-1601	BT6301080	11:14 AM
6413	06413	1207 PACIFIC COAST HIGHWAY		HARBOR CITY	CA	90710-2931	LOS ANGELES	310 - 325-4362	BT7444538	10:35 AM
6434	06434	2135 JACKSON AVENUE		ESCALON	CA	95320-2051	SAN JOAQUIN	209 - 838-3524	BT7749774	10:28 AM
7001	07001	140 MARKET CENTER DRIVE		ALABASTER	AL	35007-8610	SHELBY	205 - 663-4500	AH3200033	1:00 PM
7002	07002	4441 HIGHWAY 280		ALEXANDER CITY	AL	35010-3302	TALLAPOOSA	256 - 329-8433	AH7580118	1:00 PM
7003	07003	220 FOREST ROAD		HUEYTOWN	AL	35023-1614	JEFFERSON	205 - 491-1894	BH1281839	1:00 PM
7004	07004	641 OLLIE AVENUE		CLANTON	AL	35045-2236	CHILTON	205 - 755-5879	AH4663743	1:00 PM
7005	07005	SOUTH CULLMAN CENTER	“1606 2ND AVENUE, SW”	CULLMAN	AL	35055-5313	CULLMAN	256 - 739-1993	AH8971043	1:00 PM
7006	07006	715 CULLMAN SHOPPING CENTER		CULLMAN	AL	35055-2872	CULLMAN	256 - 734-8440	BH2094299	1:00 PM
7008	07008	“935 2ND AVENUE, EAST”		ONEONTA	AL	35121-2505	BLOUNT	205 - 274-2236	BH1636933	12:57 PM
7010	07010	4689 CENTER POINT ROAD		PINSON	AL	35126-4201	JEFFERSON	205 - 680-2751	BH0285088	10:05 AM
7011	07011	1 NORTH BROADWAY AVE.		SYLACAUGA	AL	35150-2521	TALLADEGA	256 - 245-7474	AH5643855	12:45 PM
7013	07013	ROEBUCK SHOPPING CENTER	“9174 ROEBUCK PARKWAY, E.”	BIRMINGHAM	AL	35206-1507	JEFFERSON	205 - 836-9949	BH4166941	10:43 AM
7014	07014	1713 U.S. HIGHWAY 31 NORTH		FULTONDALE	AL	35068-1824	JEFFERSON	205 - 841-3815	BR5999365	10:32 AM
7016	07016	833 DENNISON AVENUE		BIRMINGHAM	AL	35211-3813	JEFFERSON	205 - 323-4673	BH3088829	11:03 AM
7017	07017	973 FORESTDALE BOULEVARD		BIRMINGHAM	AL	35214-3842	JEFFERSON	205 - 791-2023	BH0170706	4:29 PM
7021	07021	2711 CULVER ROAD		BIRMINGHAM	AL	35223-2313	JEFFERSON	205 - 879-3466	BH2196257	8:16 AM
7023	07023	2264 BREWSTER ROAD		BIRMINGHAM	AL	35235-2002	JEFFERSON	205 - 856-5850	BH3898357	9:37 AM
7024	07024	3151 GREEN VALLEY ROAD		BIRMINGHAM	AL	35243-5239	JEFFERSON	205 - 969-0767	BH4793522	1:00 PM
7025	07025	2101 PELHAM PARKWAY		PELHAM	AL	35124-1116	SHELBY	205 - 985-4995	BH1371400	1:00 PM
7026	07026	2661 VALLEYDALE ROAD		BIRMINGHAM	AL	35244-2026	SHELBY	205 - 995-0403	BH3586572	1:00 PM
7028	07028	521 UNIVERSITY BLVD. EAST		TUSCALOOSA	AL	35401-2023	TUSCALOOSA	205 - 758-4423	AD0478885	9:45 AM
7029	07029	MEADOWBROOK S/C	“2306 MCFARLAND BLVD., E”	TUSCALOOSA	AL	35401-5802	TUSCALOOSA	205 - 345-2660	AH5444827	8:40 AM
7030	07030	3206 15TH STREET	AND MARTIN LUTHER KING BLVD.	TUSCALOOSA	AL	35401-4002	TUSCALOOSA	205 - 349-1330	AH6922834	9:25 AM
7031	07031	PARKVIEW SHOPPING CENTER	610 15TH STREET	TUSCALOOSA	AL	35401-4737	TUSCALOOSA	205 - 752-0611	AH2264478	9:10 AM
7034	07034	“4201 UNIVERSITY BLVD.,E”		TUSCALOOSA	AL	35404-4403	TUSCALOOSA	205 - 553-9647	BH3864584	10:00 AM
7035	07035	“2916 UNIVERSITY BLVD., E.”		TUSCALOOSA	AL	35404-4246	TUSCALOOSA	205 - 553-0232	AL0478924	10:10 AM
7037	07037	“1825 MCFARLAND BLVD., N.”		TUSCALOOSA	AL	35405-2236	TUSCALOOSA	205 - 759-2009	BH0738267	10:25 AM

7038	07038	FOOD WORLD PLAZA SOUTH	“4200 MCFARLAND BLVD.,E.”	TUSCALOOSA	AL	35405-3800	TUSCALOOSA	205 - 759-1103	BH0750530	8:05 AM
7039	07039	617 BEAR CREEK ROAD		TUSCALOOSA	AL	35405-6473	TUSCALOOSA	205 - 345-0699	BH4422313	8:20 AM
7041	07041	NORTHWOOD SHOPPING CENTER	2300 MCFARLAND BLVD.	NORTHPORT	AL	35476-2927	TUSCALOOSA	205 - 339-2700	AH0478873	12:55 PM
7042	07042	FAYETTE SQUARE S/C	“1116 2ND AVENUE, N.E.”	FAYETTE	AL	35555-1739	FAYETTE	205 - 932-5921	AH5235848	1:54 PM
7044	07044	“1526 6TH AVENUE, S.E.”		DECATUR	AL	35601-4918	MORGAN	256 - 353-1195	BH2094326	1:00 PM
7045	07045	“2202 DANVILLE RD., SW”		DECATUR	AL	35601-4644	MORGAN	256 - 353-7131	BH4006171	1:00 PM
7047	07047	2403 FLORENCE BOULEVARD		FLORENCE	AL	35630-2877	LAUDERDALE	256 - 766-7450	BH2094338	10:59 AM
7048	07048	1313 NORTH WOOD AVENUE		FLORENCE	AL	35630-3015	LAUDERDALE	256 - 766-2144	BH2094352	11:45 AM
7049	07049	CRESTWOOD SHOPPING CENTER	“241 HIGHWAY 31 SW, STE. #20”	HARTSELLE	AL	35640-2855	MORGAN	256 - 773-6561	BH2094314	1:00 PM
7050	07050	14001 HIGHWAY 43	SUITE 10	RUSSELLVILLE	AL	35653-2848	FRANKLIN	256 - 332-2812	AH6445476	1:35 PM
7051	07051	805 SOUTH MONTGOMERY AVENUE		SHEFFIELD	AL	35660-3813	COLBERT	256 - 383-1970	BH2094376	10:07 AM
7053	07053	298 HUGHES ROAD		MADISON	AL	35758-1112	MADISON	256 - 464-3962	BH4514281	9:38 AM
7054	07054	8000 MADISON BOULEVARD	SUITE B	MADISON	AL	35758-2035	MADISON	256 - 461-6903	BH5253632	9:11 AM
7055	07055	FLINT CROSSING MARKET CENTER	12290 HWY.231-431 NORTH	MERIDIANVILLE	AL	35759-1206	MADISON	256 - 828-1000	BH4218372	12:07 PM
7056	07056	HAMPTON COVE SHOPPING CENTER	“6707 US HWY.431, STE.#101”	OWENS CROSS ROADS	AL	35763-9223	MADISON	256 - 533-5883	BH4870805	10:52 AM
7058	07058	“4906 WHITESBURG DRIVE, SOUTH”		HUNTSVILLE	AL	35802-1635	MADISON	256 - 883-0325	BH4002666	8:37 AM
7060	07060	“1303 GAULT AVENUE, N”		FT. PAYNE	AL	35967-3141	DE KALB	256 - 845-6338	BH3118761	8:54 AM
7062	07062	42 MCCURDY AVENUE N	PO BOX 749	RAINSVILLE	AL	35986-0749	DE KALB	256 - 638-4414	BH2857463	9:31 AM
7066	07066	1402 SOUTH FOREST AVENUE		LUVERNE	AL	36049-7330	CRENSHAW	334 - 335-6188	BH5339242	8:30 AM
7067	07067	3741 HIGHWAY 14		MILLBROOK	AL	36054-1942	ELMORE	334 - 285-6648	BH4422325	9:06 AM
7068	07068	10 GILMER AVENUE		TALLASSEE	AL	36078-1206	ELMORE	334 - 283-6526	AH8053489	8:01 AM
7069	07069	115 SOUTHLAND VILLAGE S/C		TROY	AL	36079-3044	PIKE	334 - 566-6541	AH8490396	9:30 AM
7071	07071	2300 EAST SOUTH BOULEVARD		MONTGOMERY	AL	36116-2504	MONTGOMERY	334 - 281-1312	BH2254756	11:03 AM
7073	07073	1629 PERRY HILL ROAD		MONTGOMERY	AL	36106-2729	MONTGOMERY	334 - 270-0948	BH1997456	12:53 PM
7074	07074	1734 CARTER HILL ROAD		MONTGOMERY	AL	36106-2002	MONTGOMERY	334 - 263-3818	BH2166141	10:33 AM
7075	07075	3903 ATLANTA HIGHWAY		MONTGOMERY	AL	36109-2918	MONTGOMERY	334 - 277-6683	BH2254770	12:14 PM
7076	07076	VISTA VIEW SHOPPING CENTER	2081 COLISEUM BOULEVARD	MONTGOMERY	AL	36110-3237	MONTGOMERY	334 - 244-5070	BH4309084	12:28 PM
7077	07077	414 EAST SOUTH BOULEVARD		MONTGOMERY	AL	36105-3222	MONTGOMERY	334 - 288-6920	BH2344430	10:52 AM
7079	07079	STURBRIDGE VILLAGE	7932 VAUGHN ROAD	MONTGOMERY	AL	36116-6625	MONTGOMERY	334 - 272-3860	BH3740734	11:41 AM
7080	07080	6995 ATLANTA HIGHWAY		MONTGOMERY	AL	36117-4213	MONTGOMERY	334 - 396-8415	BH1867742	11:48 AM
7084	07084	1430 QUINTARD AVENUE		ANNISTON	AL	36201-3845	CALHOUN	256 - 237-0759	BH2094388	12:10 PM
7085	07085	COLDWATER SHOPPING CENTER	4880 HIGHWAY 78 WEST	OXFORD	AL	36203-1951	CALHOUN	256 - 831-7726	AH9813711	12:28 PM
7086	07086	601 SNOW STREET		OXFORD	AL	36203-1207	CALHOUN	256 - 831-7535	BH2094390	10:09 AM
7087	07087	2413 HIGHWAY 431 NORTH		ANNISTON	AL	36203-1916	CALHOUN	256 - 820-6901	AH2661254	11:54 AM
7088	07088	3240 HIGHWAY 431		ROANOKE	AL	36274-1733	RANDOLPH	334 - 863-2044	AH8385204	2:29 PM
7089	07089	4030 WEST MAIN STREET		DOTHAN	AL	36305-6389	HOUSTON	334 - 792-2261	BH4723715	9:00 AM
7090	07090	2721 WEST MAIN STREET		DOTHAN	AL	36301-6402	HOUSTON	334 - 712-6205	BH4723703	9:10 AM

7091	07091	1060 SOUTH OATES STREET		DOTHAN	AL	36301-3514	HOUSTON	334 - 673-2860	BH5010830	9:25 AM
7092	07092	ABBY PLAZA	514 KIRKLAND STREET	ABBEVILLE	AL	36310-2700	HENRY	334 - 585-2282	BH5339305	8:30 AM
7093	07093	705C BOLL WEEVIL CIRCLE		ENTERPRISE	AL	36330-2036	COFFEE	334 - 393-4440	AH2587143	10:40 AM
7095	07095	1017 RIVER FALLS ST.	(HIGHWAY 29)	ANDALUSIA	AL	36420-2532	COVINGTON	334 - 222-9414	BH2344428	10:00 AM
7096	07096	BREWTON HEIGHTS CENTER	1023 DOUGLAS AVENUE	BREWTON	AL	36426-1586	ESCAMBIA	251 - 867-4353	AH7029184	11:30 AM
7097	07097	1818 SOUTH ALABAMA AVENUE		MONROEVILLE	AL	36460-3072	MONROE	251 - 743-3253	AH2324464	12:20 PM
7098	07098	509 EAST CUMMINGS AVENUE		OPP	AL	36467-2251	COVINGTON	334 - 493-6563	BH4575366	9:45 AM
7099	07099	ATMORE PLAZA S/C	500 EAST CHURCH STREET	ATMORE	AL	36502-2626	ESCAMBIA	251 - 368-8131	AH7808097	11:45 AM
7104	07104	101 SOUTH GREENO ROAD		FAIRHOPE	AL	36532-2019	BALDWIN	251 - 990-7172	AH9245324	10:00 AM
7108	07108	25801 PERDIDO BEACH BOULEVARD	PO BOX 1340	ORANGE BEACH	AL	36561-1340	BALDWIN	251 - 981-7019	AH3142685	11:20 AM
7109	07109	DELCHAMPS SHOPPING CENTER	21951 STATE HWY 59 S STE A	ROBERTSDALE	AL	36567-8712	BALDWIN	251 - 947-5777	BH4797203	10:30 AM
7111	07111	7880 MOFFETT ROAD		SEMMES	AL	36575-5410	MOBILE	251 - 645-1983	BH2254910	9:00 AM
7114	07114	1310 SPRINGHILL AVENUE		MOBILE	AL	36604-3213	MOBILE	251 - 438-9827	BH2254819	9:50 AM
7115	07115	150 SOUTH ANN STREET		MOBILE	AL	36603-5406	MOBILE	251 - 432-6846	BH2254871	10:00 AM
7116	07116	1366 NAVCO ROAD		MOBILE	AL	36605-2421	MOBILE	251 - 479-9491	BH2542137	8:48 AM
7117	07117	MIDTOWN SHOPPING CENTER	3055 DAUPHIN STREET	MOBILE	AL	36606-4040	MOBILE	251 - 479-9486	BH2254821	8:30 AM
7119	07119	SPRINGHILL VILLAGE	4350-B OLD SHELL ROAD	MOBILE	AL	36608-2011	MOBILE	251 - 380-0664	BH2642925	10:30 AM
7120	07120	VIGOUROUX MARKETPLACE	9948 AIRPORT BOULEVARD	MOBILE	AL	36608-9526	MOBILE	251 - 633-5100	BH5421437	10:00 AM
7121	07121	2420 DAWES ROAD		MOBILE	AL	36695-8349	MOBILE	251 - 633-0110	BR5751385	11:15 AM
7123	07123	5201 COTTAGE HILL ROAD		MOBILE	AL	36609-4244	MOBILE	251 - 666-1440	BH2254869	9:00 AM
7125	07125	DELCHAMPS PLAZA S/C	414 NORTH CRAFT HIGHWAY	CHICKASAW	AL	36611-1312	MOBILE	251 - 452-0531	BH2254833	10:30 AM
7126	07126	DELCHAMPS PLAZA	4739 ST. STEPHENS ROAD	PRICHARD	AL	36613-3512	MOBILE	251 - 457-6666	BH2254883	6:28 AM
7133	07133	1018 HIGHLAND AVENUE		SELMA	AL	36701-4928	DALLAS	334 - 875-2900	BH3014711	8:35 AM
7134	07134	33151 HIGHWAY 43		THOMASVILLE	AL	36784-1634	CLARKE	334 - 636-4616	AH9177064	1:50 PM
7136	07136	459 NORTH BROADNAX STREET		DADEVILLE	AL	36853-2108	TALLAPOOSA	256 - 825-4242	BH5339292	3:07 PM
7137	07137	RAY BRAMLETTE S/C	205 HIGHWAY 30 WEST	NEW ALBANY	MS	38652-3111	UNION	662 - 534-8181	AH7314254	8:00 AM
7139	07139	1800 HIGHWAY 45 NORTH		COLUMBUS	MS	39705-2110	LOWNDES	662 - 327-6138	BH1500049	10:42 AM
7141	07141	GATEWAY SHOPPING CENTER	201-B ALABAMA STREET	COLUMBUS	MS	39702-5203	LOWNDES	662 - 327-0900	AH8519641	11:26 AM
7142	07142	200 HIGHWAY 45 NORTH	PO BOX 886	ABERDEEN	MS	39730-2366	MONROE	662 - 369-9311	AH7456292	9:29 AM
7172	07172	MEMORIAL & MAIN S/C	606 SOUTH MEMORIAL DRIVE	PRATTVILLE	AL	36067-3635	AUTAUGA	334 - 365-1600	BK2452566	9:23 AM
7174	07174	10 WEST FAIRVIEW AVENUE		MONTGOMERY	AL	36105-1655	MONTGOMERY	334 - 265-3336	BK2059283	10:28 AM
7175	07175	1011 PERRY HILL ROAD		MONTGOMERY	AL	36109-4521	MONTGOMERY	334 - 270-0660	BK2484486	12:43 PM
7176	07176	OLD TOWN SHOPPPING CENTER	3003 MCGEHEE ROAD	MONTGOMERY	AL	36111-2202	MONTGOMERY	334 - 288-8700	BK2368531	11:01 AM
7178	07178	6530 SPANISH FORT BOULEVARD		SPANISH FORT	AL	36527-5014	BALDWIN	251 - 626-0015	AK8160866	8:00 AM
7179	07179	FOLEY SHOPPING CENTER	1255 SOUTH MCKENZIE STREET	FOLEY	AL	36535-3406	BALDWIN	251 - 971-1017	BK4024864	10:37 AM
7180	07180	1527 HIGHWAY 59 SOUTH	PO BOX 2437	GULF SHORES	AL	36542-2437	BALDWIN	251 - 968-6119	AK3028176	10:55 AM
7181	07181	SARALAND SHOPPING CENTER	13 SHELTON BEACH ROAD	SARALAND	AL	36571-2402	MOBILE	251 - 675-7094	AK8655891	8:00 AM

7182	07182	WOOLCO SOUTH PLAZA S/C	7301 THEODORE-DAWES ROAD	THEODORE	AL	36582-9134	MOBILE	251 - 653-9831	AK1552745	11:30 AM
7183	07183	2912 DAUPHIN ISLAND PARKWAY		MOBILE	AL	36605-3811	MOBILE	251 - 478-8200	AK1455876	8:48 AM
7184	07184	1971 GOVERNMENT STREET		MOBILE	AL	36606-1628	MOBILE	251 - 479-9439	AK7612977	10:20 AM
7185	07185	2011 SPRINGHILL AVENUE		MOBILE	AL	36607-3326	MOBILE	251 - 479-1236	BK0702301	9:15 AM
7186	07186	6400 AIRPORT BOULEVARD		MOBILE	AL	36608-3702	MOBILE	251 - 380-3188	AK9045419	12:00 PM
7187	07187	6305 COTTAGE HILL ROAD		MOBILE	AL	36609-3106	MOBILE	251 - 660-6859	BK3376806	11:50 AM
7188	07188	SKYLINE PLAZA SHOPPING CENTER	4011 GOVERNMENT BOULEVARD	MOBILE	AL	36693-4727	MOBILE	251 - 666-2616	AK5959210	10:45 AM
7189	07189	5304 OVERLOOK ROAD		MOBILE	AL	36618-2331	MOBILE	251 - 380-3181	BK1188817	9:30 AM
7190	07190	WEST GATE PLAZA S/C	5440-A HIGHWAY 90 WEST	MOBILE	AL	36619-4228	MOBILE	251 - 660-6841	AK5838846	12:00 PM
7191	07191	1780 NORTH GERMANTOWN PKWY		MEMPHIS	TN	38016-5030	SHELBY	901 - 756-3904	BK3534991	9:55 AM
7193	07193	1810 UNION AVENUE		MEMPHIS	TN	38104-3941	SHELBY	901 - 272-6191	BK3548750	10:11 AM
7194	07194	3887 PARK AVENUE		MEMPHIS	TN	38111-6634	SHELBY	901 - 320-1040	BK4489072	9:20 AM
7195	07195	3476 POPLAR AVENUE		MEMPHIS	TN	38111-4653	SHELBY	901 - 320-3707	BK4819960	9:34 AM
7198	07198	4212 ELVIS PRESLEY BLVD.		MEMPHIS	TN	38116-6372	SHELBY	901 - 332-4997	BK2790017	10:42 AM
7200	07200	3200 SOUTH PERKINS ROAD		MEMPHIS	TN	38118-4353	SHELBY	901 - 367-8030	BK3996696	8:51 AM
7202	07202	2670 FRAYSER BOULEVARD		MEMPHIS	TN	38127-4833	SHELBY	901 - 357-3988	BK2790005	11:15 AM
7203	07203	3500 RAMILL ROAD		MEMPHIS	TN	38128-3300	SHELBY	901 - 388-3902	BK2789987	11:27 AM
7204	07204	6860 SUMMER AVENUE		BARTLETT	TN	38134-4743	SHELBY	901 - 382-7180	BK3870703	8:59 AM
7205	07205	7570 WEST FARMINGTON AVE.		GERMANTOWN	TN	38138-2809	SHELBY	901 - 756-3910	BK4276728	7:44 AM
7206	07206	984 MAIN STREET		SOUTHAVEN	MS	38671-1509	DE SOTO	662 - 342-1915	BK2870726	10:10 AM
7208	07208	1073 HIGHWAY 51		MADISON	MS	39110-9085	MADISON	601 - 605-0402	BH5858901	9:36 AM
7209	07209	285 SEARGENT PRENTISS DR.		NATCHEZ	MS	39120-4224	ADAMS	601 - 446-8688	AK7423798	9:00 AM
7210	07210	SCHOOL STREET CROSSINGS S/C	398 HIGHWAY 51	RIDGELAND	MS	39157-3401	MADISON	601 - 853-9864	BK4038990	9:50 AM
7211	07211	MEMORIAL PLAZA	3046 INDIANA AVENUE	VICKSBURG	MS	39180-5252	WARREN	601 - 636-0598	BK1142392	9:07 AM
7212	07212	YAZOOVILLE SHOPPING CENTER	1220 JERRY CLOWER BOULEVARD	YAZOO CITY	MS	39194-3057	YAZOO	662 - 746-9926	AK8023284	9:36 AM
7213	07213	6075 OLD CANTON ROAD		JACKSON	MS	39211-3335	HINDS	601 - 957-0453	AK2581355	10:35 AM
7214	07214	114 EAST MCDOWELL ROAD		JACKSON	MS	39204-5718	HINDS	601 - 372-5821	AK8879869	9:02 AM
7216	07216	DELCO PLAZA	1730 NORTH FRONTAGE ROAD	MERIDIAN	MS	39301-6101	LAUDERDALE	601 - 693-1865	AK8470546	10:45 AM
7217	07217	BROADMOOR MART S/C	4900 POPLAR SPRINGS DRIVE	MERIDIAN	MS	39305-1650	LAUDERDALE	601 - 482-8197	BK2228395	10:03 AM
7218	07218	WESTWOOD SQUARE	4400 WEST HARDY STREET	HATTIESBURG	MS	39401-2254	LAMAR	601 - 268-9681	AK1832737	1:00 PM
7219	07219	5916 US HIGHWAY 49		HATTIESBURG	MS	39401-7577	FORREST	601 - 544-9418	AK6120961	1:00 PM
7220	07220	NORTHWOOD VILLAGE S/C	1930 HIGHWAY 15 NORTH	LAUREL	MS	39440-1810	JONES	601 - 649-5028	AK7815535	1:00 PM
7221	07221	100 HIGHWAY 42		PETAL	MS	39465-2881	FORREST	601 - 545-2056	AK9531422	1:00 PM
7222	07222	416 MEMORIAL BOULEVARD		PICAYUNE	MS	39466-5544	PEARL RIVER	601 - 798-0330	AK7879995	1:00 PM
7223	07223	“11370 HIGHWAY 49, STE. A”		GULFPORT	MS	39503-3179	HARRISON	228 - 832-6280	AK1517397	1:00 PM
7224	07224	360 BEACH DRIVE		GULFPORT	MS	39507-1208	HARRISON	228 - 897-3595	AK5193317	1:00 PM

7226	07226	4031 POPPS FERRY ROAD STE A		DIBERVILLE	MS	39540-2367	HARRISON	228 - 392-7310	BK1733092	1:00 PM
7227	07227	104 WEST BEACH BOULEVARD		LONG BEACH	MS	39560-6050	HARRISON	228 - 864-0334	AK4080519	1:00 PM
7228	07228	3082 BIENVILLE BOULEVARD		OCEAN SPRINGS	MS	39564-4354	JACKSON	228 - 872-2646	AK1175125	1:00 PM
7229	07229	DELCHAMPS PLAZA S/C	4101 DENNY AVENUE	PASCAGOULA	MS	39581-5435	JACKSON	228 - 762-1817	AK5062079	1:00 PM
7230	07230	HIGHLAND SQUARE S/C	820 BROOKWAY BOULEVARD	BROOKHAVEN	MS	39601-2642	LINCOLN	601 - 833-9063	AK8096061	1:00 PM
7231	07231	1703 DELAWARE AVENUE		MCCOMB	MS	39648-3611	PIKE	601 - 684-0510	AK5229287	1:00 PM
7234	07234	AIRLINE PARK SHOPPING CENTER	6425 AIRLINE HIGHWAY	METAIRIE	LA	70003-4334	JEFFERSON	504 - 733-1854	AK5467192	9:30 AM
7235	07235	MAGNOLIA SHOPPING CENTER	7060 VETERANS MEMORIAL BLVD.	METAIRIE	LA	70003-4431	JEFFERSON	504 - 883-5636	AK8805535	9:45 AM
7237	07237	WILSHIRE SHOPPING CENTER	725 VETERANS MEMORIAL BLVD.	METAIRIE	LA	70005-2803	JEFFERSON	504 - 830-7490	AK3370361	10:20 AM
7238	07238	METAIRIE ROAD S/C	800 METAIRIE ROAD SUITE D	METAIRIE	LA	70005-4043	JEFFERSON	504 - 833-6764	AK3416840	10:00 AM
7239	07239	4936 VETERANS MEMORIAL BLVD.		METAIRIE	LA	70006-5222	JEFFERSON	504 - 883-5616	BK4008555	10:30 AM
7240	07240	4300 WEST ESPLANADE AVE.		METAIRIE	LA	70006-2918	JEFFERSON	504 - 455-9393	AK8400296	10:45 AM
7242	07242	7201 ST. CLAUDE AVENUE		ARABI	LA	70032-1552	ST. BERNARD	504 - 278-5511	AK3416941	10:00 AM
7243	07243	1918 EAST JUDGE PEREZ DR.		CHALMETTE	LA	70043-5749	ST. BERNARD	504 - 278-5506	AK8841288	10:15 AM
7245	07245	497 TERRY PARKWAY		TERRYTOWN	LA	70056-2780	JEFFERSON	504 - 364-5722	AK8008852	9:30 AM
7246	07246	BELLE MEADE PLAZA S/C	605 LAPALCO BOULEVARD	GRETNA	LA	70056-7306	JEFFERSON	504 - 391-7762	AK9749512	9:00 AM
7247	07247	333 WEST ESPLANADE AVE.		KENNER	LA	70065-2541	JEFFERSON	504 - 465-4860	AK1682687	9:45 AM
7248	07248	KENNER PLAZA SHOPPING CENTER	3300 WILLIAMS BOULEVARD	KENNER	LA	70065-3802	JEFFERSON	504 - 443-7481	AK5866578	10:15 AM
7251	07251	MARRERO SHOPPING CENTER	4535 WESTBANK EXPRESSWAY	MARRERO	LA	70072-3120	JEFFERSON	504 - 349-2717	AK3416890	9:20 AM
7252	07252	5003 LAPALCO BOULEVARD		MARRERO	LA	70072-4235	JEFFERSON	504 - 349-2700	AK7782938	9:00 AM
7253	07253	WESTWOOD SHOPPING CENTER	1082 WESTBANK EXPRESSWAY	WESTWEGO	LA	70094-4713	JEFFERSON	504 - 340-4111	AK6214542	9:15 AM
7255	07255	3401 ST. CHARLES AVENUE		NEW ORLEANS	LA	70115-4535	ORLEANS	504 - 896-4575	AK3416749	9:40 AM
7257	07257	4401 ST. CHARLES AVENUE		NEW ORLEANS	LA	70115-4829	ORLEANS	504 - 895-3911	AK3416802	9:45 AM
7258	07258	1133 SOUTH CARROLLTON AVE.		NEW ORLEANS	LA	70118-2023	ORLEANS	504 - 865-1111	AK3416751	11:00 AM
7260	07260	7133 ST. CHARLES AVENUE		NEW ORLEANS	LA	70118-3541	ORLEANS	504 - 861-3636	AK3416763	12:00 PM
7262	07262	2669 CANAL STREET		NEW ORLEANS	LA	70119-6409	ORLEANS	504 - 827-1400	BK0695708	9:35 AM
7264	07264	4115 JEFFERSON HIGHWAY		JEFFERSON	LA	70121-1533	JEFFERSON	504 - 834-3232	AK3416864	9:30 AM
7265	07265	1544 ROBERT E LEE BOULEVARD		NEW ORLEANS	LA	70122-2146	ORLEANS	504 - 288-5556	BK1989942	9:30 AM
7266	07266	GENTILLY SHOPPING CENTER	3100 GENTILLY BOULEVARD	NEW ORLEANS	LA	70122-3854	ORLEANS	504 - 940-1480	AK3416826	10:15 AM
7268	07268	8225 JEFFERSON HIGHWAY		HARAHAN	LA	70123-4515	JEFFERSON	504 - 734-2424	AK3416965	9:45 AM
7269	07269	5201 CANAL BOULEVARD		NEW ORLEANS	LA	70124-1711	ORLEANS	504 - 483-2386	AK3416838	9:55 AM
7271	07271	760 HARRISON AVENUE		NEW ORLEANS	LA	70124-3156	ORLEANS	504 - 483-2383	AK3416915	9:45 AM
7272	07272	4330 SOUTH CLAIBORNE AVE.		NEW ORLEANS	LA	70125-5104	ORLEANS	504 - 896-4570	AK3416775	9:10 AM

7273	07273	6600 MORRISON ROAD		NEW ORLEANS	LA	70126-2704	ORLEANS	504 - 243-3299	AK3416799	10:30 AM
7276	07276	5661 BULLARD AVENUE		NEW ORLEANS	LA	70128-3447	ORLEANS	504 - 243-3282	BK3996191	11:00 AM
7277	07277	4350 GENERAL DEGAULLE DR.		NEW ORLEANS	LA	70131-8643	ORLEANS	504 - 391-7755	AK6198938	9:20 AM
7278	07278	1625 ST. MARY STREET		THIBODAUX	LA	70301-6497	LAFOURCHE	985 - 446-9934	AK9199971	10:00 AM
7279	07279	13998 WEST MAIN STREET		CUT OFF	LA	70345-9758	LAFOURCHE	985 - 693-8662	AK9508257	10:00 AM
7280	07280	CONCORD SHOPPING CENTER	1238 ST.CHARLES STREET	HOUMA	LA	70360-2745	TERREBONNE	985 - 873-3613	AK1656226	9:15 AM
7281	07281	1214 GRAND CAILLOU ROAD		HOUMA	LA	70363-5555	TERREBONNE	985 - 873-3612	AK6481282	9:00 AM
7282	07282	5953 W PARK AVE #1043		HOUMA	LA	70364-1043	TERREBONNE	985 - 873-3611	AK3416977	10:30 AM
7283	07283	1223 NORTH VICTOR II BLVD.		MORGAN CITY	LA	70380-1327	ST. MARY	985 - 385-2794	AK6924042	1:00 PM
7284	07284	1301 HIGHWAY 90 EAST		MORGAN CITY	LA	70380-5158	ST. MARY	985 - 395-6181	AK8680919	1:00 PM
7286	07286	HAMMOND MALL	2000 SW RAILROAD AVENUE	HAMMOND	LA	70403-6100	TANGIPAHOA	985 - 542-8878	BK3665253	1:00 PM
7287	07287	SHOPYARD SQUARE	320 CUMBERLAND STREET	BOGALUSA	LA	70427-3106	WASHINGTON	985 - 735-7131	AK6381975	1:00 PM
7290	07290	“114 GAUSE BOULEVARD, WEST”		SLIDELL	LA	70460-2625	ST. TAMMANY	985 - 643-6262	AK5358848	1:00 PM
7292	07292	“2090 GAUSE BOULEVARD, EAST”		SLIDELL	LA	70461-5431	ST. TAMMANY	985 - 641-3847	AK2663056	1:00 PM
7293	07293	MARKETPLACE SHOPPING CENTER	2252 AMBASSADOR CAFFERY PKWY.	LAFAYETTE	LA	70501-3705	LAFAYETTE	337 - 988-7280	BK4887127	1:00 PM
7296	07296	4710 JOHNSTON STREET		LAFAYETTE	LA	70503-5218	LAFAYETTE	337 - 988-7284	AK3417056	1:00 PM
7297	07297	2490 WEST CONGRESS ST.		LAFAYETTE	LA	70506-5549	LAFAYETTE	337 - 234-6270	AK1041932	1:00 PM
7298	07298	4510 AMBASSADOR CAFFERY PKWY.		LAFAYETTE	LA	70508-6931	LAFAYETTE	337 - 988-7290	BK4910849	1:00 PM
7299	07299	PINHOOK PLAZA SHOPPING CENTER	2011 WEST PINHOOK ROAD	LAFAYETTE	LA	70508-3227	LAFAYETTE	337 - 234-4549	AK8852320	1:00 PM
7300	07300	2250 VETERANS MEMORIAL DRIVE		ABBEVILLE	LA	70510-3199	VERMILION	337 - 893-9686	AK8555952	1:00 PM
7301	07301	2016 NORTH PARKERSON AVE.		CROWLEY	LA	70526-2336	ACADIA	337 - 785-1524	AK9069041	1:00 PM
7303	07303	JENNINGS VILLAGE S/C	1208 ELTON ROAD	JENNINGS	LA	70546-4136	JEFFERSON DAVIS	337 - 824-7599	AK8274730	10:30 AM
7304	07304	1150 WEST ST. PETER STREET		NEW IBERIA	LA	70560-3558	IBERIA	337 - 367-9347	BK1644613	1:00 PM
7305	07305	TOWN & COUNTRY SQUARE S/C	1108 EAST MAIN STREET	NEW IBERIA	LA	70560-3920	IBERIA	337 - 365-4514	AK8579762	1:00 PM
7306	07306	1223 HEATHER DRIVE		OPELOUSAS	LA	70570-7713	ST. LANDRY	337 - 948-3611	AK9543011	1:00 PM
7307	07307	2825 RYAN STREET		LAKE CHARLES	LA	70601-7329	CALCASIEU	337 - 494-1590	BK2824919	10:00 AM
7308	07308	3004 HIGHWAY 14		LAKE CHARLES	LA	70601-6960	CALCASIEU	337 - 475-7410	BK3627049	9:00 AM
7310	07310	115 WEST MCNEESE STREET		LAKE CHARLES	LA	70605-5635	CALCASIEU	337 - 474-4131	AK1291018	10:45 AM
7311	07311	1601 E. NAPOLEON STREET		SULPHUR	LA	70663-3654	CALCASIEU	337 - 626-9209	AK3417020	8:30 AM
7312	07312	SPRING PARK PLAZA S/C	2308 SOUTH RANGE AVENUE	DENHAM SPRINGS	LA	70726-5216	LIVINGSTON	225 - 664-5099	AK9131753	8:50 AM
7313	07313	1710 NORTH AIRLINE HWY.		GONZALES	LA	70737-2127	ASCENSION	225 - 644-6547	AK6309389	9:15 AM
7314	07314	PLANK ROAD SHOPPING CENTER	5840 PLANK ROAD	BATON ROUGE	LA	70805-1320	EAST BATON ROUGE	225 - 355-3496	AK3417006	10:45 AM
7315	07315	3433 GOVERNMENT STREET		BATON ROUGE	LA	70806-5717	EAST BATON ROUGE	225 - 387-0808	AK4171500	9:15 AM
7316	07316	7570 JEFFERSON HIGHWAY		BATON ROUGE	LA	70806-8308	EAST BATON ROUGE	225 - 927-4411	AK3416989	10:30 AM
7317	07317	VILLAGE SQUARE S/C	3080 COLLEGE DRIVE	BATON ROUGE	LA	70808-3117	EAST BATON ROUGE	225 - 231-2370	AK6728729	1:00 PM

7318	07318	2159 STARING LANE		BATON ROUGE	LA	70810-1038	EAST BATON ROUGE	225 - 766-6210	AK6246006	9:50 AM
7319	07319	9031 SIEGEN LANE		BATON ROUGE	LA	70810-1951	EAST BATON ROUGE	225 - 767-1997	AK2124775	9:30 AM
7320	07320	12308 PLANK ROAD		BATON ROUGE	LA	70811-1037	EAST BATON ROUGE	225 - 774-8563	AK8717069	10:30 AM
7321	07321	11080 GREENWELL SPRINGS RD.		BATON ROUGE	LA	70814-2912	EAST BATON ROUGE	225 - 273-6525	AK5706215	10:00 AM
7324	07324	2152 S. SHERWOOD FOREST BLVD.		BATON ROUGE	LA	70816-8327	EAST BATON ROUGE	225 - 272-5370	AK8604692	10:15 AM
7325	07325	MILLERVILLAGE S/C	1029 MILLERVILLE ROAD	BATON ROUGE	LA	70816-1229	EAST BATON ROUGE	225 - 275-6461	AK2434140	10:35 AM
7327	07327	214 HOMER ROAD		MINDEN	LA	71055-2843	WEBSTER	318 - 371-9837	AK2478433	1:00 PM
7328	07328	SOUTHFIELD SHOPPING CENTER	5711 YOUREE DRIVE	SHREVEPORT	LA	71105-4216	CADDO	318 - 868-3621	AK7510375	1:00 PM
7329	07329	761 PIERRMONT ROAD		SHREVEPORT	LA	71106-2234	CADDO	318 - 861-3666	BK3404718	1:00 PM
7330	07330	1850 NORTH MARKET STREET		SHREVEPORT	LA	71107-5212	CADDO	318 - 425-6280	AK2628963	1:00 PM
7331	07331	SOUTH GATE SHOPPING CENTER	2758 WEST 70TH STREET	SHREVEPORT	LA	71108-4502	CADDO	318 - 631-9891	AK2561834	1:00 PM
7332	07332	3810 JEWELLA ROAD		SHREVEPORT	LA	71109-4706	CADDO	318 - 631-9010	AK8258267	1:00 PM
7333	07333	2925 EAST TEXAS STREET		BOSSIER CITY	LA	71111-3201	BOSSIER	318 - 752-3317	AK2494413	1:00 PM
7335	07335	6940 PINES ROAD		SHREVEPORT	LA	71129-2516	CADDO	318 - 682-8188	BK4008543	1:00 PM
7336	07336	2323 FORSYTHE AVENUE		MONROE	LA	71201-2936	OUACHITA	318 - 361-5898	AK9479014	9:59 AM
7337	07337	1801 LOUISVILLE AVENUE		MONROE	LA	71201-6116	OUACHITA	318 - 361-5880	AK4435346	9:24 AM
7338	07338	727 NORTH WASHINGTON STREET		BASTROP	LA	71220-3003	MOREHOUSE	318 - 283-5102	BK0170869	1:50 PM
7339	07339	105 WEST CALIFORNIA AVENUE		RUSTON	LA	71270-5013	LINCOLN	318 - 513-1260	AK5577208	9:16 AM
7340	07340	MCMILLAN MALL	102 THOMAS ROAD	WEST MONROE	LA	71291-7359	OUACHITA	318 - 361-5888	AK5577195	8:31 AM
7341	07341	ALEXANDRIA MALL	3437 MASONIC DRIVE	ALEXANDRIA	LA	71301-3686	RAPIDES	318 - 445-4557	AK5577107	1:00 PM
7342	07342	219 MCARTHUR DRIVE		ALEXANDRIA	LA	71303-3104	RAPIDES	318 - 473-2895	AK3417044	1:00 PM
7343	07343	104 KINGS COUNTRY VILLAGE	(US HWY.165 NORTH)	PINEVILLE	LA	71360-4279	RAPIDES	318 - 640-1578	AK9815133	1:00 PM
7344	07344	601 KEYSER AVENUE		NATCHITOCHES	LA	71457-6020	NATCHITOCHES	318 - 352-2546	AK2417447	1:00 PM
7366	07366	1337 MONTCLAIR ROAD		BIRMINGHAM	AL	35210-2205	JEFFERSON	205 - 956-0400	BR5764267	10:04 AM
7367	07367	VILLAGE GREEN SHOPPING CENTER	1018 MAIN STREET	GARDENDALE	AL	35071-3484	JEFFERSON	205 - 631-8707	BR5764279	10:27 AM
7369	07369	ENSLEY FIVE POINTS WEST S/C	3209 ENSLEY 5 POINTS WEST AVE	BIRMINGHAM	AL	35208-2715	JEFFERSON	205 - 786-3455	BR5764293	11:56 AM
7370	07370	HOOVER MALL	1615 MONTGOMERY HIGHWAY	HOOVER	AL	35216-4973	JEFFERSON	205 - 823-6091	BR5764306	8:50 AM
7371	07371	EAST TOWN PLAZA	1179 HUFFMAN ROAD	BIRMINGHAM	AL	35215-7501	SHELBY	205 - 853-8503	BR5764318	11:02 AM
7372	07372	529 BROOKWOOD VILLAGE		BIRMINGHAM	AL	35209-4501	JEFFERSON	205 - 879-3028	BR5764320	8:15 AM
7378	07378	KEYSTONE PLAZA S/C	3588 MONTGOMERY HIGHWAY	PELHAM	AL	35124-2034	SHELBY	205 - 663-3540	BR5764370	1:00 PM
7379	07379	708 MONTGOMERY HIGHWAY		VESTAVIA HILLS	AL	35216-1812	JEFFERSON	205 - 979-2180	BR5764382	8:10 AM

7380	07380	PASS CHRISTIAN VILLAGE	422 WEST BEACH BOULEVARD	PASS CHRISTIAN	MS	39571-4304	HARRISON	228 - 452-7238	BR5879272	1:00 PM
7381	07381	403 HIGHWAY 90		WAVELAND	MS	39576-2507	HANCOCK	228 - 467-9247	BR5879309	1:00 PM
7384	07384	4848 O’NEAL LANE		BATON ROUGE	LA	70817-1639	EAST BATON ROUGE	225 - 753-9662	BR6136988	10:10 AM
7397	07397	7836 DESIARD STREET		MONROE	LA	71203-4935	OUACHITA	318 - 343-0942	BR6232829	11:34 AM
7398	07398	3100 GOODMAN ROAD		HORN LAKE	MS	38637-1159	DE SOTO	662 - 393-2656	BR6196124	9:49 AM
7400	07400	2310 CLAY STREET		VICKSBURG	MS	39183-3123	WARREN	601 - 661-5856	BR6259837	9:26 AM
7401	07401	4642 QUINCE ROAD		MEMPHIS	TN	38117-6547	SHELBY	901 - 685-9368	BR6259560	9:09 AM
7405	07405	380 WEST WOODROW WILSON AVENUE		JACKSON	MS	39213-7657	HINDS	601 - 713-1130	BR6185715	10:16 AM
7410	07410	605 HIGHWAY 51 NORTH		COVINGTON	TN	38019-7103	TIPTON	901 - 475-2157	BR6230356	9:33 AM
7422	07422	3060 THOMAS STREET		MEMPHIS	TN	38127-7606	SHELBY	901 - 353-3549	BR6716673	10:54 AM
7700	07700	7358 SECOR ROAD		LAMBERTVILLE	MI	48144-9737	MONROE	734 - 856-7984	BR7594775	12:36 PM
7712	07712	13353 CLEVELAND AVENUE NW		UNIONTOWN	OH	44685-8441	STARK	330 - 699-9131	BR7594167	11:28 AM
7725	07725	2022 EAST SPRING STREET		NEW ALBANY	IN	47150-1665	FLOYD	812 - 949-0641	BR7594206	9:45 AM
7726	07726	3448 WEST SYLVANIA AVENUE		TOLEDO	OH	43623-4409	LUCAS	419 - 474-6411	BR7594193	1:00 PM
7728	07728	722-740 SOUTH MAIN STREET		BOWLING GREEN	OH	43402-3830	WOOD	419 - 354-3911	BR7594179	1:00 PM
7731	07731	ALEXIS PARK SHOPPING CENTER	5860 LEWIS AVENUE	TOLEDO	OH	43612-4343	LUCAS	419 - 269-1277	BR7594181	1:00 PM
7733	07733	2506 EAST HILL ROAD		GRAND BLANC	MI	48439-5066	GENESEE	810 - 606-1004	BR7594713	1:00 PM
7736	07736	11801 NORTH SAGINAW STREET		MOUNT MORRIS	MI	48458-1503	GENESEE	810 - 686-7106	BR7594698	1:00 PM
7737	07737	1432 GENESYS PARKWAY		GRAND BLANC	MI	48439-8068	GENESEE	810 - 606-0284	BR7594662	12:00 PM
7738	07738	521 NORTH STATE ROAD		DAVISON	MI	48423-1311	GENESEE	810 - 658-0527	BR7594737	9:30 AM
7801	07801	3931 ALEMANY BOULEVARD	SUITE 2001	SAN FRANCISCO	CA	94132-3206	SAN FRANCISCO	650 - 757-5175	BT7749736	12:30 PM

JOINDER OF CONTROL AFFILIATES

THIS JOINDER OF CONTROL AFFILIATES (the “Joinder”) dated as of           , 2003 is entered into by and among each of the undersigned affiliates (each a “Control Affiliate”) of Rite Aid Corporation (“Rite Aid”) and McKesson Corporation (“McKesson”). Capitalized terms used herein but not otherwise defined shall the meanings ascribed to such terms in the Supply Agreement (as defined below).

RECITALS

WHEREAS, each Control Affiliate wishes to receive Products from McKesson under or in connection with the Supply Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Supply Agreement”) dated as of                         , 2003, between McKesson and Rite Aid, which establishes a multi-year program for the supply of prescription drugs and other health and beauty care products; and

WHEREAS, McKesson has agreed under the Supply Agreement to permit the Control Affiliates to receive such Products only in accordance with and in reliance upon the terms and conditions of Section 4.7 of the Supply Agreement; and

WHEREAS, each of the Control Affiliates, Rite Aid and each Assignment Affiliate acknowledges that McKesson has agreed under the Supply Agreement to supply the Products on the credit and pricing terms set forth in the Supply Agreement in specific reliance upon the terms and conditions of the Supply Agreement and McKesson’s rights and remedies set forth therein; and

WHEREAS, it is a condition precedent to McKesson’s entering into the Supply Agreement that each Control Affiliate execute this Joinder;

NOW, THEREFORE, to induce McKesson to enter into the Supply Agreement and for other good and valuable consideration, the receipt and adequacy of which is duly acknowledged, each Control Affiliate hereby agrees as follows:

1.             Joinder to Agreement. Each Control Affiliate agrees that, upon its execution hereof, it shall become bound by all terms, conditions and duties applicable to the Control Affiliates under  Section 4.7(b) and Section 4.7(c) of the Supply Agreement.

2.             Acknowledgments Binding. Each Control Affiliate hereby agrees that its execution hereof shall be conclusive evidence that it has made each of the grants and acknowledgments set forth in Section 4.7(b) and Section 4.7(c) of the Supply Agreement applicable to the Control Affiliates as if such Control Affiliate was, for purposes of Section 4.7 only, an original signatory to the Supply Agreement.

3.             Certain Representations and Warranties. Each Control Affiliate hereby represents and warrants to McKesson that:  (a) such Control Affiliate has all requisite power and authority to execute, deliver and perform its obligations under this Joinder and Section 4.7 of the Supply Agreement; (b) the execution, delivery and performance by such Control Affiliate of this Joinder have been duly authorized by all necessary action of such Control Affiliate and do not and will not (i) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which such Control Affiliate is a party or by which such Control Affiliate or its properties may be bound or affected; or (ii) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree or the like binding on or affecting such Control Affiliate; (c) McKesson shall have all of the rights and remedies of a seller of goods under Section 2-702 of the California Commercial Code and Section 546(c) of the Bankruptcy Code with respect to any Products in such Control Affiliate’s possession; and (d) each of the undersigned qualifies as a “Control Affiliate” under Section 4.7(d) of the Supply Agreement.

4.             Recitals. Each Control Affiliate agrees that the recitals hereto and any acknowledgments set forth in Section 4.7 of the Supply Agreement are true and correct and shall constitute admissions of such Control Affiliate in any future legal proceedings involving this Joinder or the Supply Agreement. Each Control Affiliate acknowledges that it is estopped from contesting the accuracy of any of the recitals hereto and the acknowledgements set forth in Section 4.7 of the Supply Agreement in any such future judicial proceedings.

5.             Miscellaneous. This Joinder shall be binding upon each of the Control Affiliates and their respective successors and assigns and shall inure to the benefit of and be enforceable by McKesson and its successors and assigns, provided, that no Control Affiliate may assign any of its rights, obligations or interest hereunder without the prior written consent of McKesson, except as permitted or required by the Supply Agreement. THIS JOINDER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF CALIFORNIA. This Joinder may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Joinder shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Joinder which shall remain binding on all parties hereto. This Joinder and the Supply Agreement reflect the entire agreement between McKesson and the Control Affiliates with respect to the matters set forth herein and therein and supercede any prior agreements, commitments, drafts, communications, discussions and undertakings, oral or written, with respect hereto and thereto. This Joinder may not be amended unless such amendment is in writing and such writing has been signed by McKesson, Rite Aid and each Control Affiliate. No failure on the part of McKesson to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder, under the Supply Agreement or any applicable law shall operate as a waiver hereof or thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies set forth herein and in the Supply Agreement are not exclusive of any rights, remedies, powers or privileges otherwise available to McKesson; provided, however, in the event of any conflict with the express terms or provisions of the Supply Agreement, the Supply Agreement shall control.

6.             Waiver of Jury Trial. McKesson and each Control Affiliate hereby knowingly, voluntarily and intentionally waives any rights it may have to a trial by jury in respect of any litigation in connection with this Joinder or the Supply Agreement.

IN WITNESS WHEREOF, each Control Affiliate has caused this Joinder to be executed as of the date first written above.

McKESSON CORPORATION

By:

RITE AID CORPORATION

By:

CONTROL AFFILIATE SIGNATURE BLOCKS

Exhibit C

Rite Aid Return to Vendor Pass Through

General Statement of Work

1.               McKesson agrees to act as an agent of Rite Aid facilitating the amount of credits obtained from manufacturers for goods returned by Rite Aid through USF Processors, or the selected returns processor for Rite Aid.

2.               Rite Aid will provide McKesson access to information provided by USF Processors that includes manufacturer and store summary and detail; summary and detailed debit memos; product disposition/shipment tracking information; and other information required to collect from the manufacturers. Any changes in processors or processing operations should involve McKesson since the back office reconciliation workload is directly correlated to the accuracy and timeliness of the debit memos created and shipped.

3.               McKesson will receive debit memos from USF Processors, or Rite Aid’s selected processor, via disk, electronic transmission, or a combination of the two. McKesson will provide USF, or the selected processor, with the file format for the transmission of the data.

4.               McKesson will process those debit memos on behalf of Rite Aid and contact the appropriate vendors for follow-up credit — except for those vendors that are identified as “No Credit Vendors” or those in which McKesson is in a debit balance. McKesson will not pursue credit for those exceptions.

5.               The basis for vendor collections will be mutually agreed upon by McKesson and Rite Aid with the understanding that both companies strive for maximum recovery on returns. The basis of this valuation includes, but is not limited to, returnable value based on USF Processors valuation, manufacturers that do not allow returns from third parties, and other issues that impact the accuracy of the valuation of the return debit memos generated for Rite Aid to reflect expected return value.

6.               McKesson agrees to pass through [***Redacted***] collected from the vendor upon receipt of a final credit notification or upon receipt of a reasonable percent of credit based upon documented vendor returned goods policies, within [***Redacted***] days of posting the vendor credit memo. McKesson will hold all partial credits relating to a debit memo until a final credit notification or reasonable collection percent, based on compliance to vendor return policies, is received. Any subsequent credit received from the vendor relating to such debit memo will be passed to Rite Aid.

7.               Rite Aid and McKesson will agree on those open deductions [***Redacted***] days subsequent to the date that the return invoice generated by USF Processors and reported by Rite Aid. Rite Aid is required to repay any items applied to their account within [***Redacted***] days of receipt of the appropriate documentation, known as a payback request. All paperwork and underwriting is required by Rite Aid prior to processing paybacks. Proper underwriting includes but is not limited to final credit notification from the manufacturer and the McKesson document number for which McKesson has posted the repayment to the manufacturer’s account with McKesson.

8.               All credits passed to Rite Aid will reference the debit memo assigned by USF Processors, unless such a reference is not made, at which time McKesson will pass the credit through to Rite Aid referencing the credit memo number.

9.               [***Redacted***]

10.         McKesson will expect vendors to credit Rite Aid under “Retail” returned goods policies where such a differential exists.

11.         Credits for Rite Aid, passed through McKesson, not relating to returned goods (i.e. promotional credits) will incur a [***Redacted***] to the vendor. Rite Aid shall inform such vendors of this policy.

12.         Vendor published returned goods policies and shipping data will be used to determine the credit amount due for each debit memo. Signed and/or documented agreements between Rite Aid and vendor partners will supercede vendor standard returned goods policies.

13.         McKesson hereby assumes no liability or responsibility of the actual collection or timely payment of any sums contemplated by Rite Aid from the vendor based on this returned goods collection process. Rite Aid will not make any unauthorized deductions from McKesson for such returns.

14.         McKesson will provide periodic reporting on amounts recovered by vendor as agreed to with Rite Aid.

McKesson Corp.		Rite Aid Pharmacy

Date	`	Date

Exhibit D

SERVICE LEVEL AGREEMENT

Section D-1

Methodology for Calculating Composite Performance Measure and Penalties

Exhibit D consists of the following Sections:

Section D-1:	Methodology for Calculating Composite Performance Measure and Penalties
Section D-2:	Measurements, Definitions, and Process
Section D-3:	Form of Composite Performance Measure Worksheet (the “Worksheet”)
Section D-4:	Penalty Schedule
Section D-5:	Omit Codes for the 855 PO Acknowledgement Document
Section D-6:	Bulk Order Penalties

Performance penalties are calculated as follows:

Step 1)

Using the measurements set forth in Section D-2, determine McKesson’s Performance Level during the measurement period for DSD Inventory Fill Rate, DSD Delivery, C-II Turnaround,  Warehouse Inventory Service Level, and Warehouse Late Delivery.

Step 2)

Based on McKesson’s Performance Level for each category, from the Worksheet: (i) identify McKesson’s Performance Value for DSD Inventory Fill Rate, DSD Delivery, CII Turnaround and Warehouse Delivery, interpolating if necessary; (ii) multiply each of the Performance Values by the associated Performance Weight to determine Weighted Values for each of these categories; and (iii) add each of the Weighted Values to determine McKesson’s Composite Performance Measure.

Step 3)

If McKesson’s Composite Performance Measure in any Performance Quarter (as hereinafter defined) is less than [***Redacted***], from the Penalty Schedule determine the Quarterly National Performance Penalty, based on McKesson’s Composite Performance Measure. If McKesson’s Warehouse Inventory Service Level is less than 99.5%, from the Penalty Schedule determine the Quarterly

Warehouse Service Level Penalty, based on McKesson’s Warehouse Inventory Service Level.

Step 4)

If the penalty is being calculated during the first Performance Quarter, refer to Exhibit J-3(b) to determine the effect, if any, of Qualifier Measurements on the amount of such penalty.

Time periods for measurement of performance:

Commencing upon the first month following the signature of this Agreement, penalties will be measured for each subsequent three-month period (a “Performance Quarter”), and paid in accordance with Exhibit A. If there are fewer than three months remaining under the Term of the Agreement at the end of a Performance Quarter, such remaining term will constitute the final Performance Quarter, and penalties will be prorated based on the number of days during such final Performance Quarter divided by 90.

Quarterly National Performance Measurement Calculations:

Quarterly National Performance Penalties apply whenever the total quarterly Composite Performance Measure falls below [***Redacted***].

For consecutive Performance Quarters with Composite Performance Measures in the same Composite Performance Measure Range on the Penalty Schedule, the penalty for the current Performance Quarter is calculated directly from the Penalty Schedule.

For consecutive Performance Quarters in varying Composite Performance Measure Ranges, the penalty for the current Performance Quarter is calculated as follows:

•                  Determine the number of consecutive Performance Quarters below [***Redacted***].

•                  Go to the column heading which matches the number of consecutive Performance Quarters below [***Redacted***]

•                  For each of the consecutive Performance Quarters below [***Redacted***], determine what the penalty would be for that number of consecutive Performance Quarters in the Composite Performance Measure Range for that Performance Quarter. (Example:  If the first of [***Redacted***] consecutive Performance Quarters had performance between [***Redacted***], then the penalty for [***Redacted***] Performance

Quarters in the [***Redacted***] Composite Performance Measure Range would be determined from the Penalty Schedule = [***Redacted***].)

•                  Calculate penalty as:

(sum of the three-month penalty amounts so determined) / # consecutive Performance Quarters

•                  Example:  Assume Composite Performance Measures in [***Redacted***] consecutive Performance Quarters are [***Redacted***]. Using the column titled “[***Redacted***] Consecutive Performance Quarters”, the penalty for [***Redacted***] is [***Redacted***] and the penalty for [***Redacted***] is [***Redacted***]. [***Redacted***] penalty for the [***Redacted***] consecutive Performance Quarter.

For any [***Redacted***] or [***Redacted***] Performance Quarters within the same Composite Performance Measure Range, the penalty is calculated directly from the schedule. For any [***Redacted***] or [***Redacted***] Performance Quarters within varying Composite Performance Measure Ranges, follow the same procedure as described for consecutive Performance Quarters.

Quarterly Warehouse Service Level Penalty:

Based on Warehouse Inventory Service Level achieved.

Measured quarterly starting with the 1st Performance Quarter.

Payment to Rite Aid is based on the Penalty Schedule.

Conditions giving rise to breach of the Agreement:

McKesson will not  be deemed to be in breach of the Agreement based on any matter subject to measurement under this Exhibit D, except under the following circumstances:

Composite Performance Measurement

McKesson will be deemed to be in breach of the Agreement if either:

•                  McKesson’s Composite Performance Measure for any Performance Quarter is [***Redacted***];

•                  McKesson’s Composite Performance Measure for any [***Redacted***] consecutive Performance Quarters is [***Redacted***]; or

•                  McKesson’s Composite Performance Measure for any [***Redacted***] Performance Quarters during either the Initial Term or any [***Redacted***] Performance Quarters during the Renewal Term is [***Redacted***]

and in any such case, McKesson has not cured such condition within the next Performance Quarter. McKesson will be deemed to have cured such condition if its Composite Performance Measure during the next Performance Quarter is [***Redacted***] or higher.

If McKesson’s Composite Performance Measure falls below [***Redacted***] in any Performance Quarter, and in any subsequent Performance Quarter the Composite Performance Measure is [***Redacted***] or above, the prior low Performance Quarter will no longer be deemed to be below [***Redacted***] for purposes of determining whether a breach has occurred. Notwithstanding the foregoing, such low Performance Quarter will continue to retain its original Composite Performance Measure for all purposes hereunder other than determining whether a breach has occurred.

For a breach based on multiple Performance Quarters [***Redacted***], a cure of less than [***Redacted***] does not reduce the number of Performance Quarters which count toward a breach. As an example, assume [***Redacted***] consecutive Performance Quarters were at [***Redacted***] or less and there was a cure in the following Performance Quarter with  a score of [***Redacted***],  then if the next Performance Quarter was at [***Redacted***] or less, McKesson would again be deemed to be in breach for having [***Redacted***] Performance Quarters below [***Redacted***], unless such condition is cured in the following Performance Quarter. If, on the other hand, after the [***Redacted***] consecutive Performance Quarters the Composite Performance Measure in the following Performance Quarter is above [***Redacted***], the most recent of the prior Performance Quarters would no longer be deemed to be below [***Redacted***]. Therefore, if the next Performance Quarter was at [***Redacted***] or less, McKesson would not be deemed to be in breach.

Each subsequent Performance Quarter with a Composite Performance Measure of [***Redacted***] or greater offsets the most recent prior Performance Quarter between [***Redacted***]. As an example, assume that [***Redacted***] Performance Quarters were at [***Redacted***] or less and that these Performance Quarters were followed by [***Redacted***] consecutive Performance Quarters of [***Redacted***] or higher. Then the number of Performance Quarters at [***Redacted***] or less would now be deemed to be one [***Redacted***].

Warehouse Service Level

McKesson will be deemed to be in breach of the Agreement if either:

•                  McKesson’s Warehouse Inventory Service Level in any Performance Quarter is below [***Redacted***];

•                  McKesson’s Warehouse Inventory Service Level in any [***Redacted***] consecutive Performance Quarters is below [***Redacted***].

•                  McKesson’s Warehouse Inventory Service Level in any [***Redacted***] Performance Quarters during the contract term is below [***Redacted***]

and in any such case, McKesson has not cured such condition within the next Performance Quarter.

Cure is successful when the Warehouse Inventory Service Level during the cure period is [***Redacted***] or higher. Each such cure offsets the most recent prior Performance Quarter with a Warehouse Inventory Service Level below [***Redacted***], in a manner identical to that, and subject to the same qualifications, set forth for Composite Performance Measure of [***Redacted***] and above.

[***Redacted***]

Section D-2

COMPOSITE PERFORMANCE MEASURE

Performance Level Measurements, Definitions and Process

I.              DSD INVENTORY FILL RATE PERFORMANCE LEVEL

A.            Measurement Definition:

[***Redacted***]

[***Redacted***]

[***Redacted***]

[***Redacted***]

B.	Categories Measured:

1.	Branded Rx
2.	Rite Aid Generic Formulary
3.	McKesson Select Generics

C.	Reporting:

Reported by McKesson weekly, monthly, quarter-to-date, quarterly, year-to-date and annually. Calculations will be done for each McKesson DC and an aggregate total for all McKesson DCs. Only the [***Redacted***] aggregate measure will be used in calculating the Composite Performance Measure.

II.            DSD LATE DELIVERY PERFORMANCE LEVEL:

A.            Measurement Definition:

Late delivery is any delivery more than [***Redacted***] late and reported by the store as described in “method of measurement”.

[***Redacted***]

B.            Exclusions:

Inclement weather with notification from McKesson on day of scheduled delivery. Rite Aid Corporate HQ to be notified on same-day basis of aggregate level of exclusions and of specific exclusions for the [***Redacted***] store measurement group.

C.            Method of Measurement:

[***Redacted***] stores will be designated by Rite Aid to track on-time delivery which will be the basis for the performance measure. Those stores must make a proactive call to Customer Care to report a late delivery or C-II late delivery. McKesson’s Customer Care Center will record and document reported late deliveries. Stores will be selected by Rite Aid with a proportional representation from each Rite Aid market and proportionally representative of urban, suburban and rural stores.

D. Reporting:

McKesson will record Rite Aid delivery complaints through OSCAR at the Customer Care center. McKesson will provide a weekly and monthly report. Quarterly measurement will be used  for calculating the Composite Performance Measure.

III.                                                         C-II TURNAROUND PERFORMANCE LEVEL

A.          Measurement Definition:

C-II’s delivered within the time frames set forth on  Exhibit B.

1 day = next day delivery of C-II’s

2 day = second day delivery

[***Redacted***]

B.          Exclusions:

1. C-II form filled out incorrectly by pharmacist

2. Entire C-II order is out of stock

3. Missed deliveries caused by inclement weather

C.            Method of Measurement:

The same [***Redacted***] store methodology as described under DSD Delivery, above.

D.          Reporting:

Reporting will utilize same format and frequency as DSD Delivery, above.

IV. WAREHOUSE

A.            Inventory Service Level Performance Level:

1. Measurement (in Billing Units)

[***Redacted***]

[***Redacted***]

Units shipped in error (mispicks, shorts and delivered unsalable) will not be included in Billing Units filled.

For purposes of the foregoing formula, “Mfg Omits” means Warehouse Manufacturer Cannot Supply items.

Rite Aid will receive weekly the standard McKesson problem item report which includes all Warehouse Manufacturer Cannot Supply items and the date that the manufacturer expects to resume deliveries. Rite Aid will also receive the daily 855 P.O. Acknowledgement Report. Any successive Form will contain substantially similar information to the current form, as set forth in Section D-5. Additional documentation will be made available to Rite Aid upon specific request.

2.             Reporting:

Reported by McKesson weekly, monthly, quarter-to-date, quarterly, year-to-date and annually. Calculations will be done for each McKesson DC and an aggregate total for all McKesson DCs. Only the [***Redacted***] aggregate measure will be used in calculating the Composite Performance Measure.

B.            Late Delivery Performance Level:

1.     Measurement:

[***Redacted***]

The late delivery time for each warehouse will be determined from Exhibit  C)

2.             Exclusions

Inclement weather with notification

Missed dockout times resulting from late EDI transmissions

C.          Method of Measurement:

Service level data will be system generated. Delivery data will be captured from POD signed by driver and Rite Aid receiver.

D.            Reporting:

McKesson will provide weekly, monthly and quarterly reports. [***Redacted***] measurements will be used for determining Composite Performance Measure and Warehouse Inventory Service Levels.

DEFINITIONS

The following defined terms are used in this Exhibit D:

“Billing Units” - shall mean the discrete individual units in which  Rite Aid may purchase a product based on the McKesson Item Catalog for DSD.

“DSD Manufacturer Outs” - for an Rx Product shall include Manufacturer Backorders, Product Unavailable From Manufacturer, Manufacturer Discontinued, Manufacturer Recalls and Manufacturer Allocation, so long as there is no Rx Product in McKesson’s Spec Buy inventory for that Rx Product.

“Manufacturer Allocation” - means the same as Product Unavailable From Manufacturer or Manufacturer Backorder, except that the manufacturer codes out as a Manufacturer Allocation.

“Manufacturer Backorders” - means that the manufacturer has notified McKesson that only enough Rx Product is available to fill [***Redacted***] or less of a single McKesson Replenishment Order for Warehouse or any of the replenishment order for DSD. An Rx Product shall no longer be considered a Manufacturer Back Order once McKesson receives a McKesson Replenishment Supply.

“Manufacturer Discontinued” - means that the manufacturer has provided notice that the Product has been discontinued. All failures to supply Product after manufacturer notification will be classified as Manufacturer Discontinued.

“Manufacturer Recall” - means that McKesson has received notification from a manufacturer that an Rx Product has been recalled and as a result of the recall McKesson has less than [***Redacted***] of a McKesson Replenishment Supply of that Product. An Rx Product shall no longer be considered a Manufacturer Recall once McKesson receives a McKesson Replenishment Supply.

“McKesson Replenishment Supply” - shall mean the amount of Rx Product required to fulfill McKesson’s on-hand replenishment needs, exclusive of any Spec Buy, McKesson Trading Company or deal purchases.

“Performance Value” – shall mean the value set forth on the Worksheet under the heading “Performance Value” representing the value to be assigned to each of the various Performance Levels for each of the categories to be measured in calculating the Composite Performance Measure.

“Performance Level” – shall mean the values determined in accordance with Section D-2, Sections I-IV.

“Performance Weight” – shall mean any of the percentages set forth on the Worksheet under the heading “Performance Weight,” which percentage will be multiplied by the actual Performance Values in determining the Composite Performance Measure.

“Product Unavailable From Manufacturer” - means that the manufacturer has notified McKesson that only enough Rx Product is available to fill [***Redacted***] or less of a single McKesson Replenishment Order for Warehouse or any of the replenishment order for DSD. An Rx Product shall no longer be considered a Product Unavailable From the Manufacturer once McKesson receives a McKesson Replenishment Supply.

“Spec Buy” - means any of the Speculative Purchases described in Section 11.

“Spec Buy Inventory” - means the Product inventory that McKesson is holding as a result of a Spec Buy.

“Warehouse Manufacturer Cannot Supply” - for an Rx Product shall include Manufacturer Backorders, Product Unavailable From Manufacturer, Manufacturer Discontinued, Manufacturer Recalls and Manufacturer Allocations so long as there is no Rx Product in McKesson’s Spec Buy inventory.

SECTION D-3 FORM OF COMPOSITE PERFORMANCE MEASURE WORKSHEET

	Performance Level	Performance Value	Performance Weight	Actual Performance Level	Actual Performance Value	Weighted Values
I. DSD INVENTORY FILL RATE
Branded Rx Rite Aid Formulary Generics Select Generics	[***Redacted***]	[***Redacted***]	[***Redacted***]
II. DSD LATE DELIVERY
Late (Per Exhibit B)	[***Redacted***]	[***Redacted***]	[***Redacted***]
III. C-II TURN AROUND
Not On Scheduled Day (Per Exhibit B)	[***Redacted***]	[***Redacted***]	[***Redacted***]
IV. WAREHOUSE DELIVERY
Late	[***Redacted***]	[***Redacted***]	[***Redacted***]

TOTAL COMPOSITE PERFORMANCE MEASURE

Intermediate Performance Values will be determined in interpolation.

A Warehouse Inventory Service Level penalty will also be paid whenever Warehouse Inventory Service Level falls below [***Redacted***]. See Penalty Schedule for the specific calculation.

SECTION D-4  PENALTY SCHEDULE

QUARTERLY NATIONAL PERFORMANCE PENALTY

QUARTERLY SCHEDULE

Composite Performance Measure Range	One Quarter	Two Consecutive Quarters	Three Consecutive Quarters	Four Consecutive Quarters	Any Two of Four Quarters	Any Three of Four Quarters
90% - 100%	[***Redacted***]	[***Redacted***]	[***Redacted***]	[***Redacted***]	[***Redacted***]	[***Redacted***]
85% - 89.99%	[***Redacted***]	[***Redacted***]	[***Redacted***]	[***Redacted***]	[***Redacted***]	[***Redacted***]
80% - 84.99%	[***Redacted***]	[***Redacted***]	[***Redacted***]	[***Redacted***]	[***Redacted***]	[***Redacted***]
70% - 79.99%	[***Redacted***]	[***Redacted***]	[***Redacted***]	[***Redacted***]	[***Redacted***]	[***Redacted***]
Below 70%	[***Redacted***]	[***Redacted***]	[***Redacted***]	[***Redacted***]	[***Redacted***]	[***Redacted***]

QUARTERLY WAREHOUSE INVENTORY SERVICE LEVEL PENALTY

Penalty is paid only when the Quarterly Warehouse Inventory Service level falls below [***Redacted***]

The penalty payment is calculated as:

Penalty Payment =  [***Redacted***]   x   (Quarterly Volume)  x   [***Redacted***]

Where

Actual % =  McKesson’s Warehouse Inventory Service Level for the Performance Quarter; and

Quarterly Volume =  The aggregate Purchase Price paid by Rite Aid for Products for Warehouse during such Performance Quarter

Section D-5

OMIT CODES

FOR THE 855 PO ACKNOWLEDGEMENT DOCUMENT

Code   Meaning

A         Manufacturer Omit

C         Not Stocked by DC

D         Temporarily Out of Stock

E          Discontinued by Manufacturer

F          Manufacturer Backorder

G         Partial Fill—Temporarily Out of Stock

L          Partial Fill—Manufacturer Allocating Product

O         Partial Fill—Order Filtering (not applicable to Rite Aid)

R         Recall

U         Manufacturer Omit

X         Manufacturer Allocating Product

Exhibit D

SERVICE LEVEL AGREEMENT

Section D-6

For purposes of this Section D-6, a “Bulk Deficiency” shall occur when any bulk Rx Product is not available in sufficient quantities to completely fill a Rite Aid order with the same lot number within [***Redacted***] days after notification by Rite Aid of its need for such quantity of such bulk Rx Product, unless caused by Manufacturer Cannot Supply. In the event that [***Redacted***] Rx Product Bulk Deficiencies occur in any Performance Quarter, such event shall be referred to as the “Trigger Event.”  If any Bulk Deficiencies occur after the Trigger Event, and Rite Aid must buy that Rx Product in bulk, repackaged form or in the manufacturer’s original packaging (repackaged size) from McKesson or another source, McKesson will pay to Rite Aid the difference between the price Rite Aid would have paid for such bulk Rx Product from McKesson and the price actually paid by Rite Aid for such bulk Rx Product or the comparable number of manufacturer original package or repackaged-form Rx Products.

EXHIBIT E

GUARANTY

THIS GUARANTY (“Guaranty”), dated as of December     , 2003, is made by Rite Aid Corporation, a Delaware corporation (“Guarantor”), in favor of McKesson Corporation, a Delaware corporation (“McKesson”).  Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in that certain Supply Agreement (the “Supply Agreement”) of even date herewith by and between Guarantor and McKesson.

Guarantor and its Affiliates may have and may hereafter purchase Products from McKesson pursuant to the Supply Agreement.  In order to be assured of compensation for Products McKesson sells to Guarantor’s Affiliates (pursuant to the Supply Agreement), McKesson desires that Guarantor guarantee the payment obligations and all other obligations and liabilities of the Affiliates to McKesson as set forth herein.  Guarantor, as the parent or ultimate parent of the Affiliates, will derive substantial direct and indirect benefits from the sale of Products by McKesson to the Affiliates (which benefits are hereby acknowledged by Guarantor).

Accordingly, to induce McKesson to contract with, and sell and deliver Products to, the Affiliates, and in consideration thereof, Guarantor hereby agrees as follows:

1.             Guaranty.  Guarantor hereby unconditionally and irrevocably guarantees to McKesson, and its respective successors and assigns, the full and prompt payment when due (whether at stated maturity, declaration, acceleration, demand or otherwise) and performance of all the indebtedness, liabilities and other obligations of the Affiliates to McKesson in respect of sales of Products by McKesson to the Affiliates, including, without limitation, any amounts due and payable by any Affiliate to McKesson for the purchase of the Products arising under, out of or in connection with any purchase orders, invoices or order acknowledgments, or other agreements or contracts governing the sale of the Products or made, delivered or given in connection therewith, including, without limitation, the Supply Agreement (each a “Contract” and, collectively, “Contracts”), and any and all interest, taxes, fees, charges, costs, expenses and other amounts chargeable to any Affiliate under the Supply Agreement and any other Contract, and including interest that accrues after the commencement by or against any Affiliate of any action, case or proceeding involving insolvency, bankruptcy, reorganization, arrangement, adjustment, composition, assignment for the benefit of creditors, liquidation, winding up or dissolution under any applicable laws with respect thereto (an “Insolvency Proceeding”).  The terms “indebtedness,” “liabilities” and “obligations” are used herein in their most comprehensive sense and include any and all advances, debts, obligations and liabilities, now existing or hereafter arising, whether voluntary or involuntary and whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether recovery upon such indebtedness, liabilities and obligations may be or hereafter become unenforceable under the Bankruptcy Reform Act of 1978 (the

“Bankruptcy Code”) or other applicable law.  The foregoing indebtedness, liabilities and other obligations of the Affiliates (including, without limitation, any amounts due to McKesson under or in connection with the Supply Agreement), and all other indebtedness, liabilities and obligations to be paid or performed by Guarantor in connection with this Guaranty (including any and all amounts due under Section 11 hereof), shall hereinafter be collectively referred to as the “Obligations.”

2.             Liability of Guarantor.  The liability of Guarantor under this Guaranty shall be irrevocable, absolute, independent and unconditional, and shall not be affected by any circumstance which might constitute a discharge of a surety or guarantor other than the indefeasible payment and performance in full of all Obligations.  In furtherance of the foregoing and without limiting the generality thereof, Guarantor agrees as follows:  (i) Guarantor’s liability hereunder shall be the immediate, direct, and primary obligation of Guarantor and shall not be contingent upon McKesson’s exercise or enforcement of any remedy it may have against any Affiliate or any other person or entity, or against any collateral for any Obligations; (ii) this Guaranty is a guaranty of payment when due and not of collectibility; (iii) McKesson may enforce this Guaranty upon the occurrence of a default under the Supply Agreement or any other Contract notwithstanding any dispute between McKesson and any Affiliate with respect to the existence of such default; (iv) Guarantor’s payment of a portion, but not all, of the Obligations shall in no way limit, affect, modify or abridge Guarantor’s liability for any portion of the Obligations remaining unsatisfied; and (v) Guarantor’s liability with respect to the Obligations shall remain in full force and effect without regard to, and shall not be impaired or affected by, nor shall Guarantor be exonerated or discharged by, (A) any Insolvency Proceeding with respect to any Affiliate, Guarantor, any other guarantor or any other person or entity; (B) any limitation, discharge, or cessation of the liability of any Affiliate, any other guarantor or any other person or entity for any Obligations due to any statute, regulation or rule of law, or any invalidity or unenforceability in whole or in part of any of the Obligations; (C) any merger, acquisition, consolidation or change in structure of any Affiliate, Guarantor or any other guarantor or other person or entity, or any sale, lease, transfer or other disposition of any or all of the assets or shares of any Affiliate, Guarantor, any other guarantor or other person or entity; (D) any assignment or other transfer, in whole or in part, of any of McKesson’s interests in and rights under this Guaranty, including any right to receive payment of the Obligations, or any assignment or other transfer, in whole or in part, of McKesson’s interests in and to any collateral securing the Obligations; (E) any claim, defense, counterclaim or setoff, other than that of prior performance, that any Affiliate, Guarantor, any other guarantor or other person or entity may have or assert, including any defense of incapacity or lack of corporate or other authority to execute or deliver the Supply Agreement, any other Contract or this Guaranty or any other document related thereto; (F) any direction of application of payment to any Affiliate, Guarantor, any other guarantor or other person or entity; and (G) any Affiliate’s vote, claim, distribution, election, acceptance, action or inaction in any bankruptcy case related to the Obligations.

3.             Consents.  Guarantor hereby consents and agrees that, without notice to or further assent from Guarantor:  (i) the time, manner, place or terms of any Obligations owed by an Affiliate may be extended or changed by mutual agreement between McKesson and such Affiliate; (ii) the time for any Affiliate’s performance of or compliance with any term, covenant or agreement on its part to be performed or observed under the Supply Agreement or any other Contract may be extended, or such performance or compliance waived, or failure in or departure from such performance or compliance consented to, all in such manner and upon such terms as McKesson may deem proper; (iii) McKesson may discharge or release, in whole or in part, any other guarantor or any other person or entity liable for the payment and performance of all or any part of the Obligations, and may permit or consent to any such action or any result of such action, and McKesson shall not be liable to Guarantor for any failure to collect or enforce payment of the Obligations; (iv) McKesson may take and hold any security provided by the Affiliates, if any and of any kind, at any time, as collateral for the Obligations, and may, from time to time, in whole or in part, exchange, sell, surrender, release, subordinate, modify, waive, rescind, compromise or extend such security and may permit or consent to any such action or the result of any such action, and may apply such security and direct the order or manner of sale thereof; (v) McKesson may request (however, Guarantor and its Affiliates shall be under no obligation to provide any further guarantees) and accept other guaranties of the Obligations and may, from time to time, in whole or in part, surrender, release, subordinate, modify, waive, rescind, compromise or extend any such guaranty and may permit or consent to any such action or the result of any such action; and (vi) McKesson may exercise, or waive or otherwise refrain from exercising, any other right, remedy, power or privilege granted by the Supply Agreement or otherwise available to McKesson, with respect to the Obligations and any collateral therefor, even if the exercise of such right, remedy, power or privilege affects or eliminates any right of subrogation or any other right of Guarantor against any Affiliate; all as McKesson may deem advisable, and all without impairing, abridging, releasing or affecting this Guaranty.

4.             Waivers.  (a) Guarantor waives and agrees not to assert:  (i) any right to require McKesson to proceed against any Affiliate, any other guarantor or any other person or entity, to proceed against or exhaust any collateral or other security held for the Obligations (except to the extent required by applicable law), to give notice of or institute any public or private sale, foreclosure, or other disposition of any collateral or security for the Obligations, including, without limitation, to comply with applicable provisions of the California Uniform Commercial Code (“UCC”) or any equivalent provision of any other applicable law in connection with the sale, foreclosure, or other disposition of any collateral or to pursue any other right, remedy, power or privilege of McKesson whatsoever; (ii) the defense of any Affiliate of the statute of limitations in any action hereunder or for the collection or performance of the Obligations; (iii) any defense arising by reason of any lack of corporate or other authority; (iv) any rights to set-offs and counterclaims, except for setoffs or credits provided for in the Supply Agreement; and (v) without limiting the generality of the foregoing, to the fullest extent permitted by law, any other defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties, or which may conflict with the terms of this Guaranty, including, without limitation, any and all benefits that otherwise might be available to Guarantor under California Civil Code §§1432, 2809, 2810, 2815, 2819, 2839, 2845, 2848, 2849, 2850, 2899 and 3433 and California Code of Civil Procedure §§580a, 580b, 580d and 726.  (b) Guarantor waives any and all notice of the acceptance of this Guaranty, and any and all notice of the creation, renewal, modification, extension or accrual of the Obligations, or the reliance by McKesson upon this Guaranty, or the exercise of any right, power or privilege hereunder.  The Obligations shall conclusively be deemed to have been created, contracted, incurred and permitted to exist in reliance upon this Guaranty.  Guarantor waives promptness, diligence, presentment, protest, demand for payment, notice of default, dishonor or nonpayment and all other notices to or upon any Affiliate, Guarantor or any other person or entity with respect to the Obligations.  (c) The obligations of Guarantor hereunder are independent of and separate from the obligations of any Affiliate and any other guarantor and upon the occurrence and during the continuance of any default, a separate action or actions may be brought against Guarantor, whether or not such Affiliate or any such other guarantor is joined therein or a separate action or actions are brought against any Affiliate or any such other guarantor.  (d) Except as set forth in the Supply Agreement, Guarantor shall not have any right to require McKesson to obtain or disclose any information with respect to (i) the financial condition or character of any Affiliate or the ability of such Affiliate to pay and perform the Obligations; (ii) the Obligations; (iii) any collateral or other security for any or all of the Obligations; (iv) the existence or nonexistence of any other guarantees of all or any part of the Obligations; (v) any action or inaction on the part of McKesson or any other person or entity; or (vi) any other matter, fact or occurrence whatsoever.

5.             Subrogation.  Until the Obligations shall be satisfied in full, Guarantor shall not have, and shall not directly or indirectly exercise, (i) any rights that it may acquire by way of subrogation under this Guaranty, by any payment hereunder or otherwise, (ii) any rights of contribution, indemnification, reimbursement or similar suretyship claims arising out of this Guaranty, or (iii) any other right which it might otherwise have or acquire (in any way whatsoever) which could entitle it at any time to share or participate in any right, remedy or security of McKesson as against any Affiliate or other guarantors, whether in connection with this Guaranty or otherwise.  If any amount shall be paid to Guarantor on account of the foregoing rights at any time when any Obligations are outstanding, such amount shall be held in trust for the benefit of McKesson and shall forthwith be paid to McKesson to be credited and applied to the Obligations; provided, however, the obligation to hold amounts in trust shall not have effect to the extent that it would otherwise create or take effect as a charge or security interest over such amounts.

6.             Continuing Guaranty.  Guarantor agrees that this Guaranty is a continuing guaranty relating to any Obligations, including Obligations which may exist continuously or which may arise from time to time under successive transactions, and Guarantor expressly acknowledges that this Guaranty shall remain in full force and effect notwithstanding that there may be periods in which no Obligations exist.  This Guaranty shall continue to be effective or shall be reinstated and revived, as the case may be, if, for any reason, any payment of the Obligations by or on behalf of any Affiliate shall be rescinded or must otherwise be restored by McKesson, whether as a result of any Insolvency Proceeding or otherwise.  To the extent any payment is rescinded or restored, the Obligations shall be revived in full force and effect without reduction or discharge for such payment.

7.             Payments. Guarantor hereby agrees, in furtherance of the foregoing provisions of this Guaranty and not in limitation of any other right which McKesson or any other person or entity may have against Guarantor by virtue hereof, that the upon the failure of any Affiliate to pay any of the Obligations when and as the same shall become due (including amounts that would become due but for the operation of the automatic stay under §362(a) of the Bankruptcy Code), Guarantor shall forthwith pay, or cause to be paid, in cash, to McKesson an amount equal to the amount of the Obligations then due to McKesson and unpaid (including interest which, but for the filing of a petition in any Insolvency Proceeding with respect to any Affiliate, would have accrued on such Obligations, whether or not a claim is allowed against such Affiliate for such interest in any such Insolvency Proceeding).  All payments made by Guarantor hereunder may be applied in such order as McKesson shall elect.  Guarantor shall make each payment hereunder, without deduction (whether for taxes or otherwise), set-off or counterclaim, on the day when due in same day or immediately available funds, and in U.S. dollars.

8.             Representations.  Guarantor represents and warrants to McKesson that (i) Guarantor is a corporation duly organized, validly existing and in good standing under the law of the jurisdiction of its incorporation, and has all requisite power and authority to own its assets and carry on its business and to execute, deliver and perform its obligations under this Guaranty; (ii) the execution, delivery and performance by Guarantor of this Guaranty have been duly authorized by all necessary corporate action of Guarantor, and do not and will not result in a breach of or constitute a default under any material agreement, lease or instrument to which Guarantor is a party or by which it or its properties may be bound or affected, or violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree or the like binding on or affecting Guarantor; (iii) this Guaranty constitutes the legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms; and (iv) no authorization, consent, approval, license, exemption of, or filing or registration with, any governmental agency or authority is required for the due execution, delivery or performance by Guarantor of this Guaranty.

9.             Notices.  All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including by facsimile) and shall be mailed, sent or delivered (i) if to McKesson, to McKesson Corporation, One Post Street, San Francisco, California, 94104, attn. Jack Fragie, Executive Vice President, fax (415) 983-7570; and (ii) if to Guarantor, at or to its address or facsimile number set forth below its name on the signature page hereof, with a duplicate copy to Rite Aid Corporation, P.O. Box 3165, Harrisburg, PA 17105, Attention: General Counsel fax (717) 760-7867 , or at or to such other address or facsimile number, as such party shall have designated in a written notice to the other party.  All such notices and communications shall be effective upon receipt.

10.           No Waiver.  No failure on the part of McKesson to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights and remedies under this Guaranty are cumulative and not exclusive of any rights, remedies, powers and privileges that may otherwise be available to McKesson.

11.           Costs and Expenses.  If McKesson is required to enforce this Guaranty, Guarantor agrees to pay on demand all reasonable costs and expenses of McKesson, including, without limitation, reasonable attorney’s fees incurred in connection therewith.

12.           Binding Effect; Entire Agreement; Amendments.  This Guaranty shall be binding upon Guarantor and its successors and assigns, and inure to the benefit of and be enforceable by McKesson and its successors, endorsees, transferees and assigns; provided that Guarantor shall not have the right to assign or transfer its rights and obligations hereunder without the prior written consent of McKesson.  This Guaranty constitutes the entire agreement of Guarantor with respect to the matters set forth herein and supersedes any prior agreements, commitments, discussions and understandings, oral or written, with respect thereto.  There are no conditions to the full effectiveness of this Guaranty.  This Guaranty may not be amended except by a writing signed by Guarantor and McKesson.   No waiver of any rights of McKesson under any provision of this Guaranty or consent to any departure by Guarantor therefrom shall be effective unless in writing and signed by McKesson.  Any such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

13.           Knowing and Explicit Waivers.  Guarantor acknowledges that it has either obtained the advice of legal counsel or has had the opportunity to obtain such advice in connection with the terms and provisions of this Guaranty.  Guarantor acknowledges and agrees that each of the waivers and consents set forth herein, including, without limitation, those contained in Sections 2 through 4, are made with full knowledge of their significance and consequences.

14.           Severability.  Whenever possible, each provision of the Guaranty shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations.  If, however, any provision of this Guaranty shall be prohibited by or invalid under any such law or regulation, it shall be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Guaranty.

15.           Law; Submission to Jurisdiction.  This Guaranty shall be governed by and construed in accordance with California law.  Guarantor hereby (i) submits to the non-exclusive jurisdiction of the courts of the State of California and the Federal courts of the United States sitting in the State of California for the purpose of any action or proceeding arising out of or relating to this Guaranty, (ii) agrees that all claims in respect of any such action or proceeding may be heard and determined in such courts, (iii) irrevocably waives (to the extent permitted by applicable law) any objection which it now or hereafter may have to the laying of venue of any such action or proceeding brought in any of the foregoing courts in and of the State of California, and any objection on the ground that any such action or proceeding in any such court has been brought in an inconvenient forum, and (iv) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner permitted by law.

IN WITNESS WHEREOF, Guarantor has executed and delivered this Guaranty, as of the date first above written.

RITE AID CORPORATION

By
Title:

Address:

Rite Aid Corporation
30 Hunter Lane
Camp Hill, Pennsylvania 17011
Attn.: Senior Vice President,
Pharmacy Services

Fax:	(717) 730-8327

EXHIBIT F

AGREEMENT FOR ASSIGNMENT OF CLAIMS

RECITALS:

THIS AGREEMENT is entered into this                day of November, 2003 by and between                             , [***Redacted***] “                  ”) and McKesson Corporation (McKesson).

A.                           purchases substantial quantities of pharmaceutical products from McKesson for resale to the public through retail stores; including               , a drug manufactured and marketed by                      Corporation and                                  (“Defendants”) (““                            ”), and other goods from McKesson;

B.                                            intends to commence a [***Redacted***]  against                             Corporation and                        (collectively                   ), to seek to recover [***Redacted***]                   , a drug manufactured and marketed by

C.             [***Redacted***]                         .

D.                                         has requested that McKesson enter into this agreement, and McKesson has agreed to comply with the                            request.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained in this agreement, and for other consideration the parties agree as follows:

1.                                       McKesson hereby conveys, assigns and transfers to                    [***Redacted***] rights, title and interest in and to [***Redacted***].

2.                                       The parties agree that this Agreement for Assignment of Claims shall not include any claims the assignment of which would constitute a violation of either the non-assignment provisions or the releases provided to the Manufacturer Defendants in certain judgement sharing Agreements and Releases dated October 14, 1994 and/or October 26, 1994 and/or October 22, 1998 and/or June 24, 1998 and/or June 1, 1999 and/or September 28, 2001 to which McKesson is a party, and any subsequent versions of such agreements.

3.                                       The parties further agree that this Agreement for Assignment of Claims shall not include any claims with respect to which McKesson has released the manufacturer Defendants in the releases which were provided on October 14, 1994 and/or October 26, 1994 and/or June 24, 1998 and/or October 22, 1998 and/or June 1, 1999 and/or September 28, 2001 and any subsequent versions of such releases.

4.                                                                  agrees to indemnify McKesson and hold it harmless from any claims or causes of action asserted against McKesson arising out of or relating to this agreement or any assignment provided for in this agreement, including any costs and attorneys fees reasonably incurred in defense of such claims or causes of action, and shall also include all costs and attorneys fees reasonably incurred by McKesson in connection with any action in which such assigned claims are asserted by                 .  McKesson shall notify                                        promptly in writing upon the assertion of any such claim or upon learning that it will be required to incur any such costs or attorneys’ fees.                           further agrees that such costs and attorneys fee shall be reimbursed promptly (within 45 days) following presentment of any invoice by McKesson.

5.                                                           agrees that it will use its best efforts to coordinate with all other parties, all discovery in any action brought on the claims assigned in this agreement so as to minimize any costs disruption to McKesson’s business and operations.

6.                                                           agrees that it will not assign or otherwise transfer any claims or causes of action assigned to it through this agreement without the prior written consent of McKesson, which consent shall be entirely within the discretion of McKesson.

Executed on the date stated above.

McKESSON CORPORATION

By:	By:

Name:	Name:

Title:	Title:

EXHIBIT K

Re-Packaged Product Pricing Methodology for DSD

Pricing Methodology:

The sales price of repackaged product in McKesson’s RxPak program is determined as follows:

1.                                       The bulk size price per tablet is converted to a lower size price per bottle reflecting the price spread between price per tablet for the larger bulk size and the price per tablet for the regular smaller size bottle.  [***Redacted***]

[***Redacted***]

[***Redacted***]

[***Redacted***]

2.                                       A repackaging cost associated with repackaging the item is added to the new bottle base cost.  The price for a regular bottle of 100 for a non controlled or special item is [***Redacted***].  Special items - controlled items, larger sizes of 500 or 1000 have a higher cost that varies from [***Redacted***] per bottle.

[***Redacted***]

[***Redacted***]

3.                                       A McKesson DC markup is added to cover shipping and handling.  This markup will vary from [***Redacted***] and is adjusted to insure the repackaged item is always priced below the regular priced item.  [***Redacted***]

[***Redacted***]

[***Redacted***]